UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road Horsham, PA 19044 (Address of principal executive offices) (Zip code)

Robert J. DellaCroce Penn Series Funds, Inc. 600 Dresher Road Horsham, PA 19044 (Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8256

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Shareholders

Annual Report

December 31, 2011

Penn Mutual Variable Products

Dear Investor:

I am pleased to bring you the following 2011 capital markets summary and thank you for your continued affiliation with The Penn Mutual Life Insurance Company. Also, please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and now more than ever may be an opportune time for you to review your portfolio with your investment professional to make sure that your asset allocation remains on target.

Stocks, which had been quite volatile for much of the year by historical standards, ended 2011 on a strong note thanks to a sharp rally in October. Despite the solid fourth quarter returns, domestic equity markets still ended the year generally flat, ranging from modestly positive to modestly negative. From a sector perspective, defensive sectors such as Utilities and Consumer Staples both saw double digit positive returns while the Financial and Materials sectors experienced double digit losses. Equity markets generally moved higher in the fourth quarter on the news of stronger than expected economic data and corporate profits. However, the European sovereign debt crisis continued to be the main driver of global market volatility and will most likely dominate the headlines again in 2012. The U.S. stock market, as measured by the Wilshire 5000 Equity Index, returned 11.95 percent in the fourth quarter and 0.59 percent for the full 12-month period.

On a relative basis, large capitalization stocks provided somewhat higher returns than did small and mid capitalization stocks. Large capitalization stocks, as measured by the Russell 1000 Index, returned 1.50 percent for the year, while mid capitalization stocks, as measured by the Russell Midcap Index, returned negative 1.55 percent and small capitalization stocks, as measured by the Russell 2000 Index, returned negative 4.18 percent. From a style perspective, growth stocks slightly outperformed value stocks within the large and small capitalization space, while value stocks slightly outperformed growth stocks in the mid capitalization area. Much of the underperformance within value stocks can be attributed to the poor performance within the Financial sector. Lastly, one of the best performing equity asset classes for the year was Real Estate Investment Trusts (REITs) as measured by the FTSE NAREIT Equity REIT Index’s return of 8.29 percent.

International markets, both developed and emerging, ended the year significantly behind U.S. equities. Developed international stocks, as measured by the MSCI EAFE Index, returned negative 11.73 percent while emerging market stocks, as measured by the MSCI Emerging Markets Index, returned negative 18.17 percent for the year. Similar to the U.S., much of the volatility experienced in the international markets had to do with the European sovereign debt crisis. From an emerging markets standpoint, fears of slowing economic growth in China and other emerging countries also took its toll. Emerging markets, led by China and Brazil, had their worst year since 2008. China’s Shanghai Composite Index lost over 20 percent in 2011 as tighter government curbs on lending and investment cooled the country’s rapid economic growth.

Investment-grade fixed-income securities enjoyed solidly positive returns in 2011 while outperforming high yield bonds. Domestic bonds finished the year with their strongest annual performance since 2002, marking the twelfth straight year of gains. Investment-grade bonds, as measured by the Barclays Capital U.S. Aggregate Index, returned a solid 7.84 percent for the year, helped in large part by its Treasury exposure. The Credit Suisse First Boston High Yield Bond Index, which ended the year with a strong advance, returned 5.47 percent in 2011. By the end of the year, it was evident that the U.S. Treasury market — large, liquid and relatively safe — had dominated fixed income markets due to all of the global turmoil. In this environment, Treasuries rallied, led by a stellar return in the 20+ year maturity bucket as measured by the Barclays Capital U.S. Government Long Bond Index’s 2011 annual return of 29.15 percent.

Once again, we thank you for the privilege of serving your financial needs. For more information on how Penn Mutual can be of assistance, please contact your financial professional.

Sincerely,

Peter M. Sherman

Executive Vice President and Chief Investment Officer

The Penn Mutual Life Insurance Company

President

Penn Series Funds, Inc.

Penn Series Funds, Inc. Annual Report

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Limited Maturity Bond Fund

The Penn Series Limited Maturity Bond Fund returned 2.24% for the twelve-month period ending December 31, 2011, compared to the 1.59% return for its benchmark, the Barclays Capital U.S. Government/Credit 1-3 year Index.

Much has happed in the last year. It is now obvious that the problems in Europe go far beyond Greece with large economies such as Spain and Italy squarely in the mix. The catharsis that the issues in Europe are prolific combined with weaker growth indicators in the United States and indeed the world in the third quarter of last year caused a significant downdraft in risk markets. Returns for corporate investment grade debt were better at 8.43%, but U.S Treasuries were the big winner in this volatile environment with the 10 year treasury returning 19.69%. Again at the end of 2011 there was more hope, as talk of a closer monetary union in Europe, coordinated central bank action to provide liquidity to the financial system outside the United States, and better sales and employment numbers in the United States helped to salvage some performance in more risky assets.

The Fund was well positioned to weather the second half storm of 2011. Interest rate and curve positioning both drove performance for the year as a longer duration relative to our benchmark couple with a higher weighting of 5-year debt both benefitted from much lower interest rates and flatter yield curve. Overweight positions to safer sectors such as treasuries and government guaranteed debt of Canada and Europe were also accretive to performance. In mortgages, positions in lower coupon, 30 year collateral outperformed on new rounds of refinancing caused by significantly lower mortgage rates. The Fund was also significantly underweight corporate credit, specifically bank and finance companies. We did take the opportunity in the second half of the year to start to add risk, predominantly in the corporate sector and in higher quality issuers.

Looking forward, we are unconvinced that the coast is clear for risky assets. The primary issue has not changed since the financial crisis. The developed world is in a period of deleveraging of which the present European crisis is just a symptom. Countries such as Italy and Spain need to either restructure their debt, or grow into it. The austerity measures that have been put forth, arguably forced upon them by Germany, are going to cause much slower growth if not contraction, however. This economic stagnation will make it difficult to grow out of their debt burden. Our forecast is for an extended period of time with slow or no growth, but we think the chances of an extreme event such as a financial crisis as being much higher than usual. This will invariably breed volatility. The Fund is still positioned to take advantage of weakness. During risk downdraft we will continue to increase our exposure to lower quality bonds assuming wider risk premiums.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

December 2001 — December 2011

An investment of $10,000 in the Limited Maturity Bond Fund on December 31, 2001 would have grown to $14,255. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Barclays Capital U.S. Government Credit 1-3 Year Bond Index, during the same period. A $10,000 investment in the Barclays Capital U.S. Government Credit 1-3 Year Bond Index on December 31, 2001 would have grown to $14,278.

Average Annual Total Returns1 as of 12/31/11

	1 Year	5 Year	10 Year
Limited Maturity Bond Fund	2.24%	3.61%	3.61%
Barclays Capital U.S. Government/Credit 1-3 year Index	1.59%	3.99%	3.63%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/11

Percent of Total Investments[2]
U.S. Treasury Obligations	56.2%
Corporate bonds	21.6%
Agency Obligations	12.6%
Residential Mortgage Backed	7.5%
Commercial Mortgage Backed	0.9%
Municipal Notes	0.7%
Asset backed	0.5%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Quality Bond Fund

The Penn Series Quality Bond Fund returned 10.12% for the twelve-month period ending December 31, 2011, compared to the 7.84% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Much has happed in the last year. It is now obvious that the problems in Europe go far beyond Greece with large economies such as Spain and Italy squarely in the mix. The catharsis that the issues in Europe are prolific combined with weaker growth indicators in the United States and indeed the world in the third quarter of last year caused a significant downdraft in risk markets. Returns for corporate investment grade debt were better at 8.43%, but U.S Treasuries were the big winner in this volatile environment with the 10 year treasury returning 19.69%. Again at the end of 2011 there was more hope, as talk of a closer monetary union in Europe, coordinated central bank action to provide liquidity to the financial system outside the United States, and better sales and employment numbers in the United States helped to salvage some performance in more risky assets.

The Fund was well positioned to weather the second half storm of 2011. Interest rate and curve positioning both drove performance for the year as a longer duration relative to the benchmark coupled with a higher weighting of 30-year debt both benefitted from much lower interest rates and flatter yield curve. Overweight positions to safer sectors such as treasuries, mortgages, and municipals were also accretive to performance. In mortgages, positions in lower coupon, 30 year collateral outperformed on new rounds of refinancing caused by significantly lower mortgage rates. Credit selection was the key to the outperformance in municipals, as we steered clear of more volatile issuers such as California. We did take the opportunity in the second half of the year to start to add risk, predominantly in the corporate sector and in higher quality issuers.

Looking forward, we are unconvinced that the coast is clear for risky assets. The primary issue has not changed since the financial crisis. The developed world is in a period of deleveraging of which the present European crisis is just a symptom. Countries such as Italy and Spain need to either restructure their debt, or grow into it. The austerity measures that have been put forth, arguably forced upon them by Germany, are going to cause much slower growth if not contraction. This economic stagnation will make it difficult to grow out of their debt burden. Our forecast is for an extended period of time with slow or no growth, but we think the chances of an extreme event such as a financial crisis as being much higher than usual. This will invariably breed volatility. The fund is still positioned to take advantage of weakness. During risk downdraft we will continue to increase our exposure to lower quality bonds assuming wider risk premiums.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

December 2001 — December 2011

An investment of $10,000 in the Quality Bond Fund on December 31, 2001 would have grown to $17,454. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on December 31, 2001 would have grown to $17,535.

Average Annual Total Returns1 as of 12/31/11

	1 Year	5 Year	10 Year
Quality Bond Fund	10.12%	6.71%	5.73%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/11

Percent of Total Investments[2]
U.S. Treasury Obligations	40.6%
Residential Mortgage Backed	29.9%
Corporate Bonds	20.9%
Agency Obligations	2.8%
Municipal Bonds	2.6%
Commercial Mortgage Backed	2.3%
Asset Backed Securities	0.5%
Municipal Notes	0.4%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

High Yield Bond Fund

The Penn Series High Yield Bond Fund returned 3.07% for the twelve-month period ending December 31, 2011, compared to the 5.47% return for its benchmark, the CSFB High Yield Bond Index.

The high yield market benefited from steady cash inflows, positive sentiment, and a decline in default expectations during the first few months of 2011. Over the summer, the European sovereign debt crisis and uncertainty regarding the U.S. economic recovery weighed on investor sentiment. Lack of liquidity through the late summer months exacerbated weak conditions. The resulting sell-off was in stark contrast to the fundamentals of below investment-grade issuers. The high yield market finished the year on a positive note recouping losses from the third quarter.

Even though new issuance slowed in the second half of the year, $246 billion in new high yield bonds came to the market in 2011, according to J.P. Morgan. More than half of the proceeds from the new deals went toward refinancing. This enabled companies to lower their cost of debt and extend maturity profiles, helping to drive default rates well below their long-term average.

In the beginning of the year, the investment team began to add to lower quality securities as the U.S. economy looked poised for recovery, the underlying fundamentals of below investment-grade companies had improved markedly, and BB rated securities were trading at rich valuations. Although the team began reducing risk in early July amid growing macro concerns, the Fund remained overweight in CCC rated securities and underweight in higher quality securities going into the third quarter. This lower quality positioning detracted during that period, significantly enough to help drive results for the overall 12-month period.

Credit selection in wireless communications detracted from relative performance, partly due to Sprint Nextel and Clearwire. While recent quarterly results showed continued operational improvements, Sprint announced plans to spend capital on a network build out and purchase of iPhones for its customers. Also, it appeared that Sprint might end its financial support of Clearwire, even though it remains the majority owner, creating concern that the company would not make a December 1 coupon payment. At the eleventh hour, the companies reached an agreement for additional capital commitments.

Conversely, the Fund benefited from positive credit selection in forest products. The merger of two of our paper companies — Rock-Tenn and Smurfit-Stone Container — was announced in January and these companies rallied on the news.

Two positive themes could add capital appreciation potential to an already healthy 8% income stream, as measured by the average yield for the asset class. First, we anticipate a pickup in mergers and acquisitions. Second, many high yield companies with debt trading at discounts are exploring refinancing opportunities to extend maturities. The amount of high yield bonds maturing before 2015 is relatively minimal, which should keep the default rate at historically low levels over the next two years. If the pieces fall into place, high yield investors could realize solid returns this year, even if macro-driven volatility persists.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 2001 — December 2011

An investment of $10,000 in the High Yield Bond Fund on December 31, 2001 would have grown to $21,687. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the CSFB High Yield Bond Index, during the same period. A $10,000 investment in the CSFB High Yield Bond Index on December 31, 2001 would have grown to $23,542.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/11

	1 Year	5 Year	10 Year
High Yield Bond Fund	3.07%	6.29%	8.05%
CSFB High Yield Bond Index	5.47%	7.12%	9.07%

Portfolio Composition as of 12/31/11

Percent of Total Investments[2]
Bonds
Credit quality – B rated	32.5%
Credit quality – BB rated	36.5%
Credit quality – BBB rated	5.6%
Credit quality – CCC rated	10.2%
Credit quality – below CCC rated	12.8%
Not rated	0.4%
Equity securities	2.0%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Flexibly Managed Fund

The Penn Series Flexibly Managed Fund returned 3.04% for the twelve-month period ending December 31, 2011, compared to its benchmarks the S&P 500 Index’s return of 2.11%.

U.S. equity markets were very volatile in 2011, but ultimately little changed for the year. Investors oscillated between guarded optimism about U.S. economic prospects — often boosted by accommodative Federal Reserve policies or tax cuts — and concerns about tumultuous world events that included major political upheaval in North Africa and the Middle East, a devastating natural disaster in Japan, and the long-simmering European sovereign debt crisis. U.S. bonds produced strong results, driven by Treasury securities.

Our allocation to equities decreased slightly in the fourth quarter, as we trimmed positions in the wake of the stock rally. We sold select names in the cyclical sectors that did particularly well and added holdings from defensive sectors that were more attractively valued. A significant portion of our equity position is in covered call options, which provides downside risk protection. We also slightly lowered our exposure to convertibles. Though we still find convertibles appealing in more volatile sectors, securities that fit our investment process are increasingly scarce. By contrast, our fixed income and cash allocations both increased.

On the sector level, information technology was a major contributor, driven by our positions in IBM and Google. In consumer staples, our stock holdings, which included General Mills and Philip Morris International, also boosted results. Financials, on the other hand, hurt absolute performance, particularly in the diversified financials industry. Weak holdings here included NYSE Euronext, which we eliminated, and JPMorgan Chase. Commercial bank Wells Fargo also proved detrimental.

While the U.S. economy has demonstrated some resilience in the past few months, we believe it is possible that both profits and economic growth could slow in the coming year. Obstacles include the European debt crisis and the possibility of a slowdown in China. Nonetheless, we believe that U.S. corporations are well positioned to weather a difficult environment and that many of the problems revealed by the financial crisis are now much less severe. Recent strength in the equity market has led us to favor other asset classes, as valuations are now less attractive. Our focus is on companies with strong cash flows that do not pay dividends and names that are still attractively valued due to lowered investor expectations. In fixed income, we favor leveraged loans, which have a floating rate structure and high position in the capital structure, as well as securities at the lower end of the investment-grade bond category.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 2001 — December 2011

An investment of $10,000 in the Flexibly Managed Fund on December 31, 2001 would have grown to $22,755. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2001 would have grown to $13,334.

Average Annual Total Returns1 as of 12/31/11

	1 Year	5 Year	10 Year
Flexibly Managed Fund	3.04%	3.30%	8.57%
S&P 500 Index	2.11%	(0.25)%	2.92%
Merrill Lynch Corporate/Government Index	8.61%	6.49%	5.82%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/11

Percent of Total Investments[2]
Technology	14.6%
Consumer Discretionary	14.1%
Health Care	13.1%
Industrials	13.0%
Financials	11.9%
Energy	10.1%
Consumer Staples	8.6%
Corporate bonds	6.5%
Telecommunications	4.1%
Utilities	3.5%
Materials & Processing	1.1%
Preferred Stocks	0.1%
Options	(0.7)%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Balanced Fund

The Penn Series Balanced Fund returned 5.56% for the twelve-month period ending December 31, 2011, compared to its benchmarks, the S&P 500 Index’s return of 2.11% and the Barclays Capital U.S. Aggregate Bond Index’s return of 7.84% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2011

An investment of $10,000 in the Balanced Fund on August 25, 2008 would have grown to $11,869. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the S&P 500 Index and the Barclay’s Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the S&P 500 Index on August 25, 2008 would have grown to $10,491. A $10,000 investment in the Barclay’s Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $12,622.

Average Annual Total Returns1 as of 12/31/11

	1 Year	Since Inception[2]
Balanced Fund	5.56%	5.24%
S&P 500 Index	2.11%	2.05%
Barclays Capital U.S. Aggregate Bond Index	7.84%	7.09%

Asset Allocation Target as of 12/31/11

Index 500	60.0%
Intermediate Bonds	40.0%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Growth Stock Fund

The Penn Series Large Growth Stock Fund returned –1.55% for the twelve-month period ending December 31, 2011, compared to the 2.64% return for its benchmark, the Russell 1000 Growth Index.

Overall, stock selection was the main reason for relative underperformance, but group weightings were also negative. Consumer discretionary, energy, and consumer staples were the leading relative detractors. Information technology, industrials and business services, and telecommunication services were the leading outperformers.

The Russell 1000 Growth Index posted modest positive returns over the 12 months, with a wide variation in sector returns. Utilities and consumer staples, two traditionally defensive sectors, were top performers in the index, posting double-digit returns. The materials sector was by far the worst performer, with double-digit negative returns. The industrials and business services and financials sectors were also in negative territory. Growth-style investing outperformed value in the large-cap and small-cap markets, but it lagged in the mid-caps, as measured by Russell indices. Large-cap stocks significantly outperformed small-caps and mid-caps.

Consumer discretionary was the largest detractor from relative performance, due to stock selection. Shares of hotel chain Marriott slumped on disappointing earnings and higher expenses tied to the spinning off of Marriott Vacations Worldwide in November.

Energy underperformed primarily due to stock selection. Coal companies were hurt by falling prices and concerns about slowing growth in emerging markets. Peabody Energy, the world’s largest private-sector coal company, continued to slide amid these concerns. The company successfully completed its acquisition of Australia’s MacArthur Coal in December.

Underweighting consumer staples contributed to underperformance, as this was a top performing sector in the Russell benchmark. The Fund remains substantially underweight in this sector, as it offers few opportunities for long-term, double-digit earnings growth.

Information technology was the leading outperformer, primarily driven by stock selection. MasterCard reported impressive transaction volume growth in its global payment network, particularly outside the United States where more consumer spending is shifting to electronic payments. An increase in consumer spending leading into the holiday season also helped to boost the stock price. Apple, the Fund’s top overall contributor, continued to report strong growth. The company released an upgraded version of its iPhone and expanded its availability to additional carriers.

Industrials and business services outperformed due to stock selection. Fastenal, an industrial hardware supplier, reported strong sales, particularly among international and service end markets.

We anticipate a continuation of slow economic growth in the United States and sovereign debt challenges in Europe that could be exacerbated by difficult policy choices and general elections in the coming months. Balanced against these potential negatives, earnings for U.S. companies are healthy, although their rate of growth going forward could moderate. Stock valuations are attractive, and consumer sentiment has been improving. There is a lot of cash invested in fixed income assets that could be redirected into equities. If the U.S. unemployment rate continues to fall and the housing market shows signs of bottoming out, that could provide support for stocks in the coming months. On balance, we believe the positives will outweigh the negatives and remain cautiously optimistic about the prospects for stocks.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 2001 — December 2011

An investment of $10,000 in the Large Growth Stock Fund on December 31, 2001 would have grown to $10,238. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2001 would have grown to $12,918.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/11

	1 Year	5 Year	10 Year
Large Growth Stock Fund	(1.55)%	0.84%	0.24%
Russell 1000 Growth Index	2.64%	2.50%	2.60%

Portfolio Composition as of 12/31/11

Percent of Total Investments[2]
Technology	35.7%
Consumer Discretionary	19.2%
Industrials	16.1%
Energy	7.5%
Financials	6.5%
Health Care	6.1%
Materials & Processing	4.5%
Telecommunications	2.4%
Consumer Staples	2.0%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Growth Fund

The Penn Series Large Cap Growth Fund returned –6.77% for the twelve-month period ending December 31, 2011, compared to the 2.64% return for its benchmark, the Russell 1000 Growth Index.

The year 2011 proved to be a challenging year that thankfully ended on a positive note. Broadly speaking, all domestic equity indices posted a gain for the fourth quarter, thanks to a strong rally in October, with the biggest increase coming from small cap stocks. One trend that did continue over the quarter was the escalation of equity correlations. The high correlation and the elevated volatility in the market kept investors engaged in the “risk-on/risk-off” trade which seems to have become the norm these days. As has been the case for much of the past year, headlines from Europe largely drove market sentiment as investors debated Europe’s ability to solve (or at least contain) its sovereign-debt problems.

A market dominated by macroeconomic concerns is challenging for investment managers, as fundamentals tend to play second fiddle to headlines and investor psychology. Additionally, companies with higher earnings growth, premium valuations, and lower dividend yields generally lagged for the year as investors assumed a more conservative posture within the growth universe.

Looking back over the past year, underperformance was mainly driven by stock selection within the consumer discretionary, technology and energy sectors. Within the consumer discretionary sector underperformance was largely due to weakness in our long term holdings, such as Google and Las Vegas Sands. In addition, our more favorable view of the economic recovery proved to be a hindrance, as cyclical holdings, including; ManpowerGroup, TRW Automotive, and Starwood Hotels & Resorts detracted from results. In the technology sector, higher growth companies in the telecommunications equipment and semiconductor industries detracted as information technology spending was more constrained than expected. Within the energy sector, we were positioned in comparatively smaller, faster growing Energy & Petroleum companies which suffered (e.g. Cimarex Energy, Southwestern Energy), as investors favored the slower growing industry behemoths (e.g. Exxon, ConocoPhillips).

Even with a few bumps in the road ahead, we think the stock market could navigate a gain in the high single digits in 2012. Although many Wall Street analysts are forecasting a recession in Europe as nations there enforce austerity measures and work out a permanent solution to the sovereign-debt problems, we don’t think a European recession would drain much of the economic momentum gained by the U.S. recently. Indeed, we think many uncertain investors have pulled their money out of the market and are simply waiting for the right time to put their money back in — and we think there are plenty of reasons why 2012 may be the right time. For one thing, we think Europe will do whatever it takes to avoid a complete financial meltdown, which should alleviate at least some of the concerns holding investors back now. For another, the fourth year of the U.S. presidential-election cycle ought to have Washington supremely focused on stimulating economic growth, which should boost the U.S. economy. In addition, the extraordinarily low yield of 10-year Treasury notes, which has been hovering around 2% — which fails to cover the inflation rate — makes the return potential of stocks even more appealing, in our judgment. Finally, corporate profitability remains strong. So even though 2011 was just modestly rewarding for stocks, we think the bias for the market is up in the New Year.

Independence Capital Management, Inc.

Investment Adviser

Turner Investment Partners

Investment Sub-Adviser

Cumulative Performance Comparison

May 1, 2002 — December 31, 2011

An investment of $10,000 in the Large Cap Growth Fund on May 1, 2002 would have grown to $10,253. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on May 1, 2002 would have grown to $14,441.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/11

	1 Year	5 Year	Since Inception[2]
Large Cap Growth Fund	(6.77)%	(3.24)%	0.26%
Russell 1000 Growth Index	2.64%	2.50%	3.98%

Portfolio Composition as of 12/31/11

Percent of Total Investments[3]
Technology	37.4%
Consumer Discretionary	16.6%
Energy	11.2%
Industrials	10.7%
Healthcare	9.0%
Consumer Staples	7.9%
Financials	3.6%
Materials & Processing	3.6%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was May 1, 2002.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Growth Fund

The Penn Series Large Core Growth Fund returned –5.01% for the twelve-month period ending December 31, 2011, compared to the 2.64% return for its benchmark, the Russell 1000 Growth Index for the same time period.

The year began on a high note as the equity market continued its rally from late 2010 amid greater confidence in the sustainability of the U.S. economic recovery. Despite continued strength in corporate profits, investors’ intense focus on the negative macro headlines, particularly out of Europe, led to heightened market volatility and a broad-based sell-off in equities during the third quarter. Although volatility persisted into the fourth quarter, most of the major equity indexes rebounded and managed to finish 2011 with either modest gains or relatively mild losses.

The health care sector has historically been home to strong innovation and product-specific growth stories, with many examples being found in the biotechnology industry. During the year, our biotech holding Alexion Pharmaceuticals soared 48%. The company continues to expand its pipeline by finding new applications for its flagship product, Soliris. Allergan was another health care holding that outperformed during the year. The company is well known for its Botox compound which continues to find a wide range of applications outside of cosmetic procedures. In addition to recent approval for treating migraine headaches, Botox is currently being studied for the treatment of over-active bladder and general pain relief. Investors reacted positively to the expanded revenue potential of this blockbuster product.

Positioning in economically sensitive sectors, such as energy and information technology weighed on returns. The dip in commodity prices coupled with rising drilling costs drove Newfield Exploration down more than 50% and the position was sold from the Fund. Despite favorable growth in oil rig counts, oil service companies Baker Hughes and Halliburton substantially underperformed as investors extrapolated recession fears to reduced demand for energy equipment and services. With an eye on risk mitigation, both stocks were sold during the year as we initiated a position in deep water driller Ensco. Given its longer term contracts, Ensco has considerable earnings visibility, an attribute that will likely be rewarded in this uncertain economic environment.

As is evidenced by the level of capital allocated, we continue to see a number of strong secular growth opportunities within the information technology sector.

Virtualization, cloud computing, mobile communications and wireless data are all themes we believe have a long runway for growth. The issue in technology, and a primary reason why the sector was among the worst performing, is distinguishing between macro related concerns and a genuine slowing of growth and declining fundamentals. Our software holdings were clear targets of investor concern during the year as Salesforce.com declined over 21% and Oracle lost over 17%. Oracle missed earnings projections and Salesforce.com reported lower than expected new customer additions. Both firms cited delayed or prolonged spending decisions by corporate clients given the uncertain economic backdrop. We always reassess current holdings to ensure we have our highest conviction ideas weighted appropriately. As a result, we maintained the position in Oracle but exited our position in Salesforce.com for better growth prospects elsewhere.

Independence Capital Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2011

An investment of $10,000 in the Large Core Growth Fund on August 25, 2008 would have been worth $9,317. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on August 25, 2008 would have grown to $11,067.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/11

	1 Year	Since Inception[2]
Large Core Growth Fund	(5.01)%	(2.09)%
Russell 1000 Growth Index	2.64%	3.07%

Portfolio Composition as of 12/31/11

Percent of Total Investments[3]
Technology	34.1%
Consumer Discretionary	19.3%
Healthcare	12.3%
Energy	11.3%
Industrials	10.2%
Consumer Staples	5.2%
Financials	4.4%
Materials	3.2%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Value Fund

The Penn Series Large Cap Value Fund returned –4.42% for the twelve-month period ending December 31, 2011, compared to the 0.39% return for its benchmark, the Russell 1000 Value Index.

Two of the top five performing stocks for the Fund were within the health care sector: Humana and Pfizer. As fears over the new health care overhaul abated to a degree, the market generally responded more positively to health care stocks. Managed health care company Humana also raised its 2011 forecast and reported earnings that beat Wall Street expectations. Pharmaceutical giant Pfizer rallied strongly to close the period amid its acquisitions of Excaliard Pharmaceuticals and Ferrosan Consumer Health.

A number of energy sector holdings also produced positive results, including Chevron and Halliburton. Chevron benefited from the rising price of oil over the first quarter, but its stock price also appreciated as the market rewarded its impressive drilling prowess and the highest resource replacement rate among its peers. Energy-services company Halliburton rallied over the first quarter of 2011 amid rising oil prices. We exited our position in the stock and locked in our gains. Exxon Mobil was another energy holding that performed well for the Fund during the year.

Within the consumer staples sector, household products manufacturer Church & Dwight performed well as the market reacted positively to its solid increase in profit and plan to raise prices on selected products. Lastly, information technology stock National Semiconductor contributed significantly to performance as it was acquired by Texas Instruments during the period.

Goldman Sachs Group, a financials sector holding, was the most significant performance detractor this reporting period. Goldman’s stock price declined primarily due to proposed increased regulation in the financial industry and uncertainty over its eventual implementation, which has reduced the outlook for profit growth for many financial stocks — particularly in the banking industry. A weak global economy and the large U.S. banks’ exposure to the crisis in the euro zone also worried investors. Other holdings in the financials sector that hurt performance this period included MetLife, State Street and JPMorgan Chase.

Within industrials, the negative market outlook for machinery companies in a weakening global economy resulted in declines for the Fund’s position in Ingersoll-Rand, which experienced a shortfall in expected demand for its HVAC (heating, ventilation and air conditioning) products. We exited our position in the stock by period end. Consumer discretionary stock Ford Motor came under selling pressure, due in part to rising concern that consumer spending would suffer in the event of a double-dip recession. The Fund also experienced declines through its investment in information technology stock Research In Motion in the last quarter of the reporting period. Research In Motion issued a weak performance outlook and quarterly results, and also announced a delay in its next generation of BlackBerry smartphones. We exited our position in the stock by period end.

At period end, the Fund, relative to the Index, had substantial overweight positions in health care and materials and large underweight positions in financials, industrials and telecommunication services.

Independence Capital Management, Inc.

Investment Adviser

OppenheimerFunds, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 2001 — December 2011

An investment of $10,000 in the Large Cap Value Fund on December 31, 2001 would have grown to $12,584. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 2001 would have grown to $14,653.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/11

	1 Year	5 Year	10 Year
Large Cap Value Fund	(4.42)%	(3.37)%	2.33%
Russell 1000 Value Index	0.39%	(2.64)%	3.89%

Portfolio Composition as of 12/31/11

Percent of Total Investments[2]
Financials	21.0%
Health Care	16.1%
Energy	13.2%
Technology	11.0%
Consumer Discretionary	10.2%
Consumer Staples	8.2%
Utilities	7.0%
Industrials	6.0%
Materials & Processing	4.3%
Telecommunications	3.0%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Value Fund

The Penn Series Large Core Value Fund returned –4.19% for the twelve-month period ending December 31, 2011, compared to the 0.39% return for its benchmark, the Russell 1000 Value Index for the same time period.

Over the course of 2011, equity markets shifted back and forth between a “risk on” and “risk off” focus as elevated volatility levels and historically high intra-stock correlations impacted the equity market environment for a good portion of year. Macroeconomic concerns weighed on investor confidence ranging from continued uncertainty in the Eurozone, political paralysis in the U.S. and Europe, the U.S. debt downgrade by S&P, as well as worries related to the economic growth prospects of the U.S. and China.

Performance across sectors was somewhat mixed over the period as 7 of the 10 broad economic sectors delivered positive returns. The strongest performance results were predominately in the more defensive sectors, as the three best-performing sectors over the period were utilities, health care, and consumer staples. The financials sector was the worst performing group by a meaningful margin, while the information technology and materials sectors also delivered negative results over the period.

Disappointing stock selection within the more cyclical energy and materials sectors weighed on relative performance. Additionally, the Fund’s underweight position in the strong performing utilities sector also hurt relative results. In energy, the Fund’s overweight positions in coal-producers Peabody Energy and Alpha Natural Resources as well as holdings in oil and gas exploration and production companies Apache and Hess, were a drag on relative performance.

Within materials, weakness in metals and mining companies Freeport-McMoRan Copper & Gold and BHP Billiton, weighed on relative results. Elsewhere in the Fund, information technology holdings Cisco Systems and Oracle detracted, and in financials, overexposure to insurance companies MetLife and Lincoln National also hurt performance.

Favorable stock selection results within telecommunication services and information technology contributed to relative performance. Within information technology, exposure to technology heavyweights Apple and IBM aided performance. Strong-performing consumer discretionary holdings TJX and McDonald’s were among the most significant contributors to relative performance during the period. Avoiding poor performing financials companies Bank of America and Morgan Stanley also helped performance during a period in which shares of both companies declined by more than forty percent.

We maintain the belief that large-cap, high quality companies with the flexibility to raise dividends, buyback shares or make strategic acquisitions are well-positioned to succeed in what will likely remain a challenging environment in 2012. At year end, the Fund had slight overweights in the health care and energy sectors, and modest underweights in the financials and utilities sectors.

Independence Capital Management, Inc.

Investment Adviser

Eaton Vance Management

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2011

An investment of $10,000 in the Large Core Value Fund on August 25, 2008 would have been worth $9,013. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on August 25, 2008 would have grown to $10,035.

Average Annual Total Returns1 as of 12/31/11

	1 Year	Since Inception[2]
Large Core Value Fund	(4.19)%	(3.05)%
Russell 1000 Value Index	0.39%	0.10%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/11

Percent of Total Investments[3]
Financials	23.5%
Healthcare	14.4%
Energy	13.0%
Industrials	9.1%
Consumer Discretionary	8.8%
Technology	8.5%
Consumer Staples	7.6%
Utilities	7.2%
Telecommunications	5.0%
Materials	2.9%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Index 500 Fund

The Penn Series Index 500 Fund returned 1.76% for the twelve-month period ending December 31, 2011, compared to the 2.11% return for its benchmark, the S&P 500 Index.

The first quarter of 2011 was dominated by concerns over U.S. jobs, European bonds, and turmoil in the Arab world which reinforced the sense of caution even before a record earthquake struck off northeastern Japan in March. The opening weeks of the second quarter, the European Central Bank deemed regional activity healthy enough to raise interest rates for the first time in almost three years, and the latest earnings reports continued to reflect strong corporate profitability. Only during the final week of June, when Greece passed fresh austerity measures and France and Germany seemed to come to terms on a plan for voluntary reinvestment in maturing Greek obligations, did risk appetites pick up again.

As European authorities could not fully contain their swirling maelstrom of sovereign debt and beleaguered banks, and the U.S. dollar rallied on reluctance of the Federal Reserve to instigate a fresh expansion of its balance sheet, the third quarter of 2011 wound up providing the worst returns to holders of non-U.S. equities since the horrific losses during the final quarter of 2008. Also preventing any sustained lift in share prices was mounting evidence that growth across the developed economies might be losing its vigor, creating greater risks for the profit outlook both in 2011 and on into 2012.

The fourth quarter began with fresh hopes that strong corporate profits would buoy equity prices and concerted government action would preserve macroeconomic stability, but when bond yields in peripheral Europe jumped still higher in November, worries about mandated austerity and headwinds to growth again took the upper hand. Even though unexpectedly resilient employment and confidence indicators flattered the US outlook, liquidity concerns in Europe and decelerating activity in several emerging markets limited follow through to October’s organic optimism. A rallying U.S. dollar contributed to late autumn outperformance of defensive assets, and bonds in particular enjoyed a solid finish to 2011.

The S&P 500 Index finished 2011 with a 2.11% total return. For the year, the more cyclical and defensive sectors like energy, materials, and industrials were also the overall winners for 2011. Utilities did best of all, and consumer staples and health care were the only other two groups to finish 2011 in double digits. Energy was the top sector in the fourth quarter, but its 4.7% gain for the full year was only good enough for sixth place out of ten sectors. Only three Index sectors finished 2011 in the red, and they were also the only groups to lag the full benchmark for the year. Financials were the worst off, hounded all year by regulatory concerns, tough business conditions, and mortgage-related distress. With some sharp declines among metals names, the materials sector ended 2011 down 9.8%. The third sector decliner for the year was the industrials, which slipped 0.6% as solid 2011 performances for aerospace and rail stocks could not overcome weakness among machinery names.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

December 2001 — December 2011

An investment of $10,000 in the Index 500 Fund on December 31, 2001 would have grown to $13,148. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2001 would have grown to $13,334.

Average Annual Total Returns1 as of 12/31/11

	1 Year	5 Year	10 Year
Index 500 Fund	1.76%	(0.21)%	2.78%
S&P 500 Index	2.11%	(0.25)%	2.92%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/11

Percent of Total Investments[2]
Technology	19.0%
Financials	13.4%
Energy	12.2%
Healthcare	11.9%
Consumer Staples	11.6%
Industrials	10.7%
Consumer Discretionary	10.7%
Utilities	3.8%
Materials & Processing	3.5%
Telecommunications	3.2%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Growth Fund

The Penn Series Mid Cap Growth Fund returned –7.78% for the twelve-month period ending December 31, 2011, compared to the –1.65% return for its benchmark, the Russell Midcap Growth Index.

The year 2011 proved to be a challenging year that thankfully ended on a positive note. Broadly speaking, all domestic equity indices posted a gain for the fourth quarter, thanks to a strong rally in October, with the biggest increase coming from small cap stocks. One trend that did continue over the quarter was the escalation of equity correlations. The high correlation and the elevated volatility in the market kept investors engaged in the “risk-on/risk-off” trade which seems to have become the norm these days. As has been the case for much of the past year, headlines from Europe largely drove market sentiment as investors debated Europe’s ability to solve (or at least contain) its sovereign-debt problems.

The year marked a period for equity markets that witnessed high volatility and unfortunately valued the macro over the fundamental story. As a result, the Fund did trail results of the Russell Midcap Growth Index for 2011, joining a large contingent of active managers that trailed results of the benchmark for the year.

Although the fourth quarter saw strong absolute market gains, higher earnings growth companies and higher multiple stocks, which the Fund typically focuses on, trailed slower earnings growth companies and lower multiple stocks. Additionally, we witnessed some of the better performing stocks in the Fund over the past year underperform on a relative basis in the fourth quarter —stocks such as Green Mountain Coffee Roaster, SalesForce.com, and Broadcom. We continue to maintain positions in these stocks as we feel the fundamental story remains compelling. From a relative view, losses in the consumer discretionary and energy sectors more than offset the strong returns posted by the producer durables and consumer staples sectors.

Even with a few bumps in the road ahead, we think the stock market could navigate a gain in the high single digits in 2012. Although many Wall Street analysts are forecasting a recession in Europe as nations there enforce austerity measures and work out a permanent solution to the sovereign-debt problems, we don’t think a European recession would drain much of the economic momentum gained by the U.S. recently. Indeed, we think many uncertain investors have pulled their money out of the market and are simply waiting for the right time to put their money back in — and we think there are plenty of reasons why 2012 may be the right time. For one thing, we think Europe will do whatever it takes to avoid a complete financial meltdown, which should alleviate at least some of the concerns holding investors back now. For another, the fourth year of the U.S. presidential-election cycle ought to have Washington supremely focused on stimulating economic growth, which should boost the U.S. economy. In addition, the extraordinarily low yield of 10-year Treasury notes, which has been hovering around 2% —which fails to cover the inflation rate — makes the return potential of stocks even more appealing, in our judgment. Finally, corporate profitability remains strong. So even though 2011 was just modestly rewarding for stocks, we think the bias for the market is up in the New Year.

Independence Capital Management, Inc.

Investment Adviser

Turner Investment Partners

Investment Sub-Adviser

Cumulative Performance Comparison

December 2001 — December 2011

An investment of $10,000 in the Mid Cap Growth Fund on December 31, 2001 would have grown to $14,895. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Growth Index, during the same period. A $10,000 investment in the Russell Midcap Growth Index on December 31, 2001 would have grown to $16,742.

Average Annual Total Returns1 as of 12/31/11

	1 Year	5 Year	10 Year
Mid Cap Growth Fund	(7.78)%	2.04%	4.07%
Russell MidCap Growth Index	(1.65)%	2.44%	5.29%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/11

Percent of Total Investments[2]
Technology	24.9%
Consumer Discretionary	19.6%
Healthcare	13.2%
Industrials	12.2%
Energy	10.3%
Materials & Processing	7.0%
Consumer Staples	6.7%
Financials	6.1%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Value Fund

The Penn Series Mid Cap Value Fund returned –6.27% for the twelve-month period ending December 31, 2011, compared to the –1.38% return for its benchmark, the Russell Midcap Value Index.

During the year, the heath care sector had the most positive impact on the Fund’s performance relative to the benchmark while the largest detractors from performance were the industrials, consumer discretionary and financial services sectors.

Throughout 2011, the stock market was focused on global macro issues, including the European sovereign debt crisis, its impact on the solvency of European banks, the downgrading of U.S. sovereign debt, and the failure of the U.S. federal government to address its growing fiscal issues. This created a market that was very highly correlated and volatile and, for the most part, ignored fundamentals within individual companies, particularly in the second half of the year. Until these macro issues are resolved, we believe that volatility and a highly correlated, “risk on/risk off” type of market environment is likely to continue.

Notwithstanding the difficult macro environment, we believe that the Fund’s current valuation, based on its discount to intrinsic value and free cash flow yield, is extremely attractive. In this difficult market environment and slow growth domestic economy, we continue to emphasize high quality, cash-generating franchise companies whose managements are focused on creating value for shareholders. Several of the Fund’s current holdings announced value enhancing events (i.e., spin-offs, restructurings) in 2011. In our opinion, these events should help returns in 2012 and in several instances we see an opportunity to make meaningful investments in some of the divisions that are expected to be spun-off in 2012.

Worldwide economic growth remains sluggish and we believe that the deleveraging cycle that began in 2008 will continue. Domestically, we are concerned with the lack of growth in real disposable income and believe that the consumer savings rate will rise. Since consumers account for about 70% of Gross Domestic Product, this will likely create a drag on domestic growth in 2012. Even if the European Central Bank is successful in avoiding a major crisis in Europe, the austerity measures that are being put in place may create a much larger recession there than is now being forecast. Finally, the growth rate in China has been slowing as a result of the government’s efforts to contain the inflation rate and, we believe, most emerging markets are not immune to the credit crunch in Europe.

In 2012, we expect equity markets to remain volatile and reactive to headline news, especially out of Europe. While recent economic statistics indicate a slowly improving domestic economy and corporate balance sheets appear to be in excellent shape, operating profits are already at record highs and it is difficult to envision substantial continued U.S. growth without accelerated growth in other economies. On the other hand, in light of very low interest rates, valuations remain extremely attractive.

Independence Capital Management, Inc.

Investment Adviser

Neuberger Berman Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 2001 — December 2011

An investment of $10,000 in the Mid Cap Value Fund on December 31, 2001 would have grown to $18,119. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2001 would have grown to $20,942.

Average Annual Total Returns1 as of 12/31/11

	1 Year	5 Year	10 Year
Mid Cap Value Fund	(6.27)%	(1.06)%	6.12%
Russell MidCap Value Index	(1.38)%	0.04%	7.67%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/11

Percent of Total Investments[2]
Industrials	22.6%
Technology	15.6%
Consumer Discretionary	15.4%
Consumer Staples	10.6%
Financials	10.2%
Health Care	8.4%
Utilities	6.4%
Energy	6.1%
Materials & Processing	4.7%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Core Value Fund

The Penn Series Mid Core Value Fund returned –3.53% for the twelve-month period ending December 31, 2011, compared to the –1.38% return for its benchmark, the Russell Midcap Value Index.

The 12-month period was challenging for the Fund as investors focused more on geopolitical and macroeconomic factors than on the fundamentals of individual companies. The market endured several disruptive events during the period, including a devastating earthquake in Japan and consequent tsunami, flooding in Thailand, a downgrade of U.S. government bonds, political turmoil in Northern Africa and the Middle East, and a European sovereign debt crisis.

The Fund’s underweight positioning in the defensive utilities sector detracted from performance, as the sector was the best performing group within the Index during the period. Performance was negatively affected by stock selection and an underweight position within the consumer staples sector. Shares of agribusiness and food company Bunge Ltd. declined over the period as a result of margin pressure. Stock selection within the financials sector also detracted from performance, although our underweight positioning within this underperforming sector contributed to performance. Shares of Lazard Ltd., an investment management and advisory firm, declined during the period as investors became concerned about the firm’s European exposure. Shares of Comerica, a bank with a substantial commercial lending operation, declined during the third quarter on concerns that a sluggish economy could impact loan growth.

Stock selection within the energy sector contributed to performance, as higher oil prices resulted in increased exploration and production activity. Shares of El Paso, which owns and operates the largest natural gas pipeline system in North America, rose after the firm agreed to be acquired by Kinder Morgan. EQT Corp., a producer and distributor of natural gas in the United States, appreciated as the firm’s production growth was strong in 2011. The Fund also benefited from stock selection and an overweight position in the health care sector. Our position in medical technology company Kinetic Concepts contributed to performance after an announcement that the firm would be acquired by a group of private equity investors. Shares of Humana, a managed care organization focusing on government customers, benefited from increased membership in the firm’s Medicare Advantage program and low health care utilization trends.

Overall, we continue to seek investments in what we believe to be high-quality companies that can capitalize on their financial strength and strong competitive position in a slow economic environment. Materials is now the Fund’s largest overweight sector, as we anticipate reasonable global demand, particularly benefiting chemical companies with advantaged raw material cost positions. Energy remains a large overweight, with exposure to natural gas producers and services companies that have benefited from the development of U.S. nonconventional resources. Health care also is a large overweight, with an emphasis on companies that likely would benefit from the expected increase in the usage of generic drugs, including generic drug manufacturers and distributors. The financials and utilities sectors remain the largest underweights, and we have minimal representation in the consumer staples industry, as we continue to find better investment opportunities elsewhere.

Independence Capital Management, Inc.

Investment Adviser

Lord, Abbett & Co.

Investment Sub-Adviser

Cumulative Performance Comparison

May 1, 2002 — December 31, 2011

An investment of $10,000 in the Mid Core Value Fund on May 1, 2002 would have grown to $15,217. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on May 1, 2002 would have grown to $19,424.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/11

	1 Year	5 Year	Since Inception[2]
Mid Core Value Fund	(3.53)%	(1.23)%	4.44%
Russell MidCap Value Index	(1.38)%	0.04%	7.11%

Portfolio Composition as of 12/31/11

Percent of Total Investments[3]
Financials	17.1%
Industrials	16.3%
Consumer Discretionary	13.9%
Energy	12.6%
Materials & Processing	12.0%
Technology	9.6%
Health Care	9.5%
Utilities	3.9%
Consumer Staples	3.9%
Telecommunications	1.2%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was May 1, 2002.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Growth Fund

The Penn Series SMID Cap Growth Fund returned –4.72% for the twelve-month period ending December 31, 2011, compared to the –1.57% return for its benchmark, the Russell 2500 Growth Index for the same time period.

The health care sector has historically been home to strong innovation and product-specific growth stories, with many examples being found in the biotechnology industry. During the year, our biotech holdings posted extremely strong results as Pharmasset and Alexion Pharmaceuticals soared 288% and 51%, respectively. Alexion’s drugs are used to treat rare, life-threatening diseases such as hematologic, kidney, and neurologic diseases. The company continues to expand its pipeline by finding new applications for its flagship product, Soliris. Pharmasset’s stock increased dramatically during the fourth quarter after it was announced that they will be acquired by Gilead Sciences. Another health care holding, HealthSpring, a managed care company, was acquired by Cigna which resulted in a 43% gain for the year. Product-specific growth was visible in the Fund’s holding athenahealth, a provider of on demand software for physician practice management. The company offers solutions for revenue management, patient communication and medical records management. Benefitting from a mandated move to electronic medical records and driven by its innovative product suite and strategic acquisitions.

Stock selection in the consumer discretionary sector detracted from performance this year. Shutterfly, a leading online photo publisher known for its photo books, delivered disappointing financial results during the fourth quarter of the year. The company acquired card company Tiny Prints in early 2011 with plans for a strong cross-sell opportunity during the holiday card season. However, in a somewhat desperate measure, the company’s main competitors, Kodak and Snapfish, discounted their products with unsustainable, below-cost pricing. The trend towards online photo sites remains promising with longer term secular growth characteristics. As one of the market leaders, we continue to hold Shutterfly and believe the most recent pricing competition will be transitory. Earlier in the year, Coinstar, a provider of automated retail kiosks, including DVD rental and coin services, underestimated the conversion rate to Blu-ray leaving it with an oversupply of the DVD’s and contributing to a negative earnings surprise. We reviewed the company’s fundamentals and, based on inventory management concerns, decided to exit the position for better opportunities.

In the information technology sector, communication equipment provider Ciena negatively impacted performance as concerns mounted on the timing of orders related to a world-wide optical upgrade cycle at large telecommunication companies. This delayed revenue recognition, coupled with higher expenses, caused earnings to miss expectations. We exited the position during the year.

Our response to this heightened uncertainty will be to execute our process with discipline and focus. There are many companies with exciting innovations and exceptional runways for growth in 2012. We have an experienced team and time tested process that emphasizes prolific bottom-up research and early identification of growth trends. This process allows for constantly challenging our existing holdings and re-calibrating the Fund for above market earnings growth, bottom-up research “edge”, and reasonable valuations. We believe more favorable conditions are coming for this style of investing, but the market environment dictates keeping a balanced risk/return profile.

Independence Capital Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2011

An investment of $10,000 in the SMID Cap Growth Fund on August 25, 2008 would have grown to $11,919. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Growth Index, during the same period. A $10,000 investment in the Russell 2500 Growth Index on August 25, 2008 would have grown to $11,253.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/11

	1 Year	Since Inception[2]
SMID Cap Growth Fund	(4.72)%	5.38%
Russell 2500 Growth Index	(1.57)%	3.58%

Portfolio Composition as of 12/31/11

Percent of Total Investments[3]
Technology	27.4%
Industrials	21.1%
Consumer Discretionary	16.0%
Healthcare	15.1%
Energy	9.1%
Financials	4.2%
Telecommunications	2.9%
Materials	2.8%
Consumer Staples	1.4%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Value Fund

The Penn Series SMID Cap Value Fund returned –7.17% for the twelve-month period ending December 31, 2011, compared to the –3.36% return for its benchmark, the Russell 2500 Value Index for the same time period.

2011 was a difficult year for small cap value stocks. U.S. smaller capitalization stocks trailed larger caps for the full year and value stocks underperformed growth stocks for the year. Equity investors fled from risk for most of the year and more defensive sectors significantly outperformed while cyclical sectors generally lagged.

During the year, the Fund fell in absolute terms and lagged its value benchmark. The underperformance was due to poor stock selection, particularly in the financial, industrial resources, consumer cyclicals and consumer growth sectors.

The leading individual detractors were AU Optronics, MF Global Holdings, Forest Oil, Ferro, and Royal Caribbean Cruises. We sold MF Global prior to its bankruptcy, but still suffered losses due to fears of a liquidity shortfall.

Performance was positively affected by stock selection in the transportation, utilities and capital equipment sectors. Individual top contributors were Southern Union, Kinetic Concepts, NiSources, Big Lots and PNM Resources.

Overall sector selection was positive. The benefit from underweighting consumer growth and overweighting consumer staples outweigh the negative effect of an overweight in technology.

A significant driver of the Fund’s underperformance has been heightened investor anxiety weighing on the deep value stocks that are the Fund’s focus. While we acknowledge that investor anxiety may persist, the Fund trades at very attractive valuations. The opportunity today is similar to the opportunity when anxiety was peaking in March, 2009. Indeed, the Fund’s discount to the market is similar to March, 2009, but quality metrics such as current profitability are much stronger. While our positioning hurt performance in 2011, our confidence is bolstered by the strengths of the companies that we own — in contrast to the weakness of their stock prices.

Independence Capital Management, Inc.

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2011

An investment of $10,000 in the SMID Cap Value Fund on August 25, 2008 would have grown to $11,721. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Value Index, during the same period. A $10,000 investment in the Russell 2500 Value Index on August 25, 2008 would have grown to $10,889.

Average Annual Total Returns1 as of 12/31/11

	1 Year	Since Inception[2]
SMID Cap Value Fund	(7.17)%	4.85%
Russell 2500 Value Index	(3.36)%	2.57%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/11

Percent of Total Investments[3]
Financials	26.1%
Technology	17.5%
Consumer Discretionary	15.6%
Industrials	10.4%
Utilities	9.7%
Consumer Staples	6.1%
Materials	6.0%
Energy	5.1%
Healthcare	3.5%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Growth Fund

The Penn Series Small Cap Growth Fund returned –11.11% for the twelve-month period ending December 31, 2011, compared to the –2.91% return for its benchmark, the Russell 2000 Growth Index.

While some of our investments were challenged weathering the global macro uncertainty over the last eighteen months, we believe the strategy’s underperformance has largely been exacerbated by the structural market environment. During this time, the equity markets have been characterized by risk aversion, unprecedented levels of stock correlation and volatility, a trend of capital movement from equities to fixed income, and overall short-term focused global macroeconomic obsession. Despite this challenging market environment, we remain confident in our ability to add value through our time proven investment philosophy and process. When fundamentals reassert themselves as the drivers of stock price performance, we have tremendous conviction in our ability to capture strong positive alpha.

BHP Billiton announced its plan to acquire Petrohawk Energy, giving the Anglo-Australian mining company access to large shale assets in Texas and Louisiana. Another buyout that occurred during the year was NetLogic Microsystems, which was acquired by Broadcom for $3.5 billion in cash. We believe the acquisition makes sense for Broadcom because NetLogic is one of the highest quality small cap semiconductor companies due to its industry leading technology, minimal competition and best-in-class profitability.

Questcor Pharmaceuticals continued to show impressive growth from its biopharmaceutical product Acthar. We believe the company is in the very early innings of explosive growth for this product. Despite our conviction, we took some profits toward the tail end of the fourth quarter on its extreme outperformance.

NuVasive, a pioneer of lateral access, minimally invasive spinal surgery, plagued us all year as reimbursement delays depressed its growth rate. During the fourth quarter, we became increasingly concerned about a waning competitive advantage and the remote possibility of an injunction being granted in their patent dispute with Medtronic, an outcome that would be damaging to the stock. We trimmed the position due to these concerns.

Quicksilver Resources, a natural gas company, underperformed due to concerns regarding balance sheet leverage in an eroding global macroeconomic environment. Despite the stock’s relative underperformance, we remain highly confident in the company’s financial position and the long-term business prospects and have used the sell-off as an opportunity to increase the position size.

Rosetta Stone continued to muddle through a relatively prolonged business model transition as the company took steps to bring in critical management to revive its powerful and differentiated product and brand for a strong comeback. We continue to wait out this transition, as we believe the stock is trading at an exceedingly cheap price given the company’s tremendous growth prospects.

Our market outlook remains cautiously optimistic. Despite attractive valuations, the market has been focused on global macro concerns, which has been a headwind for fundamentally based investment strategies. In 2012, we believe U.S. economic growth will remain tepid and the market will remain volatile until macro concerns subside. In this environment, we will continue to seek solid secular growth companies that are not reliant on economic growth to outperform the broad market.

Independence Capital Management, Inc.

Investment Adviser

Allianz Global Investors Capital

Investment Sub-Adviser

Cumulative Performance Comparison

December 2001 — December 2011

An investment of $10,000 in the Small Cap Growth Fund on December 31, 2001 would have been worth $8,877. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Growth Index, during the same period. A $10,000 investment in the Russell 2000 Growth Index on December 31, 2001 would have grown to $15,501.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/11

	1 Year	5 Year	10 Year
Small Cap Growth Fund	(11.11)%	(2.00)%	(1.19)%
Russell 2000 Growth Index	(2.91)%	2.09%	4.48%

Portfolio Composition as of 12/31/11

Percent of Total Investments[2]
Technology	28.1%
Industrials	22.6%
Healthcare	15.7%
Energy	12.7%
Consumer Discretionary	12.1%
Materials & Processing	4.7%
Financials	3.2%
Consumer Staples	0.9%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Value Fund

The Penn Series Small Cap Value Fund returned 0.87% for the twelve-month period ending December 31, 2011, compared to the –5.50% return for its benchmark, the Russell 2000 Value Index.

For the year, stock selection in the industrials and financials sectors contributed positively to performance, whereas stock selection in the materials and health care sectors detracted from returns.

For the period, stock selection within the industrials sector was the top contributor to returns driven by our position in RSC Holdings. RSC Holdings rents out construction and industrial equipment, outperformed due to the announcement that it agreed to be acquired by United Rentals. Our stock selection in the financials sector also contributed positively to performance, largely due to our position in American Campus Communities, a niche REIT specializing in student housing properties. American Campus Communities continues to demonstrate strong execution and, given its focus on the student housing community, proved to be more resilient in this down market.

For the period, the bottom performing sector in the Fund was health care, driven by our position in Amedisys, a healthcare company that provides home health services to the chronic, co-morbid and aging American population. The company was pressured by reduced funding from the Centers for Medicare & Medicaid Services (CMS). While we originally believed that Amedisys should benefit from the secular growth trend in home health care as it is the biggest player in the space, we reduced our position during the reporting period given the possibility that cuts from Medicare and the National Institute of Health (NIH) could put incremental pressure on the companies that generate revenue from government spending.

Stock selection in materials also detracted from returns driven by our holding in Taseko Mines. We originally purchased Taseko Mines because the company benefited from positive trends in copper prices, with the potential catalyst of obtaining government approval for a new copper mine that would have substantially added to its value. When most metal stocks collapsed in the third quarter and the potential government approval was pushed out, however, we redeployed the capital into other names with higher potential upside.

Looking ahead into 2012, while risks remain over structural instability in Europe, geopolitical risk, and political uncertainty (especially in a U.S. election year), we remain cautiously optimistic on the U.S. equity market going forward. Companies continue to exhibit solid fundamentals and balance sheets. As we gain clarity on some of these macro issues, we believe that this will provide further catalysts for management teams focused on returning value to shareholders through mergers and acquisitions, buybacks, dividends and deleveraging of balance sheets. Regardless of the future direction of the broader market, we remain vigilant in following data points and outlooks from the individual management teams of our companies and continue to make adjustments to maintain the quality statement in the Fund. Our quality bias has continued to serve us well in this uncertain environment. While markets remain volatile, we believe there is an attractive risk-reward trade-off for small-cap stocks.

Independence Capital Management, Inc.

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 2001 — December 2011

An investment of $10,000 in the Small Cap Value Fund on December 31, 2001 would have grown to $22,916. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Value Index, during the same period. A $10,000 investment in the Russell 2000 Value Index on December 31, 2001 would have grown to $18,599.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/11

	1 Year	5 Year	10 Year
Small Cap Value Fund	0.87%	2.28%	8.58%
Russell 2000 Value Index	(5.50)%	(1.87)%	6.40%

Portfolio Composition as of 12/31/11

Percent of Total Investments[2]
Financials	36.0%
Industrials	15.1%
Consumer Discretionary	11.7%
Technology	11.4%
Utilities	7.4%
Energy	5.2%
Materials	4.7%
Healthcare	4.7%
Consumer Staples	3.2%
Telecommunications	0.6%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Index Fund

The Penn Series Small Cap Index Fund returned –4.51% for the twelve-month period ending December 31, 2011, compared to the –4.18% return for its benchmark, the Russell 2000 Index for the same time period.

The first quarter of 2011 was dominated by concerns over U.S. jobs, European bonds, and turmoil in the Arab world which reinforced the sense of caution even before a record earthquake struck off northeastern Japan in March. The opening weeks of the second quarter, the European Central Bank deemed regional activity healthy enough to raise interest rates for the first time in almost three years, and the latest earnings reports continued to reflect strong corporate profitability. Only during the final week of June, when Greece passed fresh austerity measures and France and Germany seemed to come to terms on a plan for voluntary reinvestment in maturing Greek obligations, did risk appetites pick up again.

As European authorities could not fully contain their swirling maelstrom of sovereign debt and beleaguered banks, and the U.S. dollar rallied on reluctance of the Federal Reserve to instigate a fresh expansion of its balance sheet, the third quarter of 2011 wound up providing the worst returns to holders of non-U.S. equities since the horrific losses during the final quarter of 2008. Also preventing any sustained lift in share prices was mounting evidence that growth across the developed economies might be losing its vigor, creating greater risks for the profit outlook both in 2011 and on into 2012.

The fourth quarter began with fresh hopes that strong corporate profits would buoy equity prices and concerted government action would preserve macroeconomic stability, but when bond yields in peripheral Europe jumped still higher in November, worries about mandated austerity and headwinds to growth again took the upper hand. Even though unexpectedly resilient employment and confidence indicators flattered the US outlook, liquidity concerns in Europe and decelerating activity in several emerging markets limited follow through to October’s organic optimism. A rallying U.S. dollar contributed to late autumn outperformance of defensive assets, and bonds in particular enjoyed a solid finish to 2011.

The fourth quarter rally advanced the Russell 2000® Index by 15.47% for the fourth quarter, significantly improving year-to-date return, but not enough to push the Index out of the red. The Index generated a total cumulative return of –4.18% for the year with only three of the ten sectors in positive territory. The sectors that made the strongest positive contributions to the Index were utilities, consumer staples and health care. Conversely, the weakest performing sectors in terms of total return were materials, energy and telecommunication services.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2011

An investment of $10,000 in the Small Cap Index Fund on August 25, 2008 would have grown to $10,648. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Index, during the same period. A $10,000 investment in the Russell 2000 Index on August 25, 2008 would have grown to $10,540.

Average Annual Total Returns1 as of 12/31/11

	1 Year	Since Inception[2]
Small Cap Index Fund	(4.51)%	1.89%
Russell 2000 Index	(4.18)%	1.59%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/11

Percent of Total Investments[3]
Financials	22.1%
Technology	17.4%
Industrials	15.6%
Consumer Discretionary	13.2%
Healthcare	12.5%
Energy	6.5%
Materials	4.4%
Utilities	3.9%
Consumer Staples	3.6%
Telecommunications	0.8%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Developed International Index Fund

The Penn Series Developed International Index Fund returned –12.61% for the twelve-month period ending December 31, 2011, compared to the –11.73% return for its benchmark, the MSCI EAFE Index for the same time period.

While investor consternation focused largely on Europe during 2011, relative regional performance was not a unilateral story. MSCI Europe outpaced MSCI Pacific early in the year, especially in the devastating wake of the March earthquakes and tsunamis that ravaged Japan. Europe then lagged through the summer, as sovereign funding concerns began to weigh on sentiment. But the Pacific region faltered anew in the final months of the year, as concerns about decelerating Asian activity held back equity prices.

For all of 2011, MSCI Europe lost 11.1%, outperforming the 13.7% annual decline in MSCI Pacific. European averages did benefit from the stability of non-euro indexes, like MSCI UK and MSCI Switzerland. The MSCI Euro Index that consists only of eurozone countries underperformed EAFE in the fourth quarter and for 2011 as a whole, and its 16.5% loss for the year was indeed more severe than the annual damage to MSCI Pacific.

The most noteworthy EAFE constituents in 2011 were smaller markets. Interestingly enough, the top two performers in December were also the top two for the year as a whole. MSCI Ireland and MSCI New Zealand were the only EAFE constituents to outpace the S&P 500 Index for the year.

Solid results were hard to come by elsewhere in EAFE, but they were easier to find outside the eurozone. MSCI Switzerland added 1.7% in December and 4.1% for the fourth quarter, even after accounting for losses in the Swiss franc. MSCI UK advanced 9.1% in the fourth quarter, even after a relatively flat December. Despite the extra accommodation from the Bank of England, the British pound held up nicely against the reinvigorated U.S. dollar in November and December. With the exception of MSCI Ireland, equity benchmarks in the higher-yielding eurozone nations were consistent laggards during 2011. The countries with the weakest bond markets of all were Greece and Portugal, and equities in the two countries were the poorest EAFE performers for the fourth quarter.

Sector performance across EAFE showed stark divergences in the fourth quarter as well as for 2011 as a whole. In the end, the inescapable themes were outperformance of defensive sectors and lagging results in economically sensitive areas, even if these trends did have a few exceptions. Health care, consumer staples, and energy took the top three spots for both the fourth quarter and the year. These three groups were the only ones to generate positive December results, and they were also the only three with positive annual returns.

Although financials tried to regain stability in the waning months of the year, they still lost additional ground, finishing 2011 with a 21.6% loss. Banks and brokers were the main culprits, given difficult liquidity conditions and concerns about asset quality. While the utilities were the top sector performer in the U.S. during 2011, they enjoyed no such luck in EAFE, shedding 4.7% during the fourth quarter and 19.0% for all of 2011.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2011

An investment of $10,000 in the Developed International Index Fund on August 25, 2008 would have been worth $8,627. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on August 25, 2008 would have been worth $8,836.

Average Annual Total Returns1 as of 12/31/11

	1 Year	Since Inception[2]
Developed International Index Fund	(12.61)%	(4.31)%
MSCI EAFE Index	(11.73)%	(3.65)%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/11

Percent of Total Investments[3]
Japan	21.7%
United Kingdom	20.1%
Switzerland	8.8%
Australia	8.6%
France	8.5%
Germany	7.9%
Netherlands	5.2%
Spain	3.3%
Sweden	2.9%
Hong Kong	2.8%
Italy	2.1%
Singapore	1.5%
Denmark	1.0%
Finland	0.9%
Belgium	0.9%
Norway	0.8%
Ireland	0.7%
Israel	0.6%
Luxembourg	0.4%
United States	0.3%
Austria	0.2%
Portugal	0.2%
Greece	0.1%
Bermuda	0.1%
Guernsey	0.1%
China	0.1%
Jersey	0.1%
New Zealand	0.1%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.
[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

International Equity Fund

The Penn Series International Equity Fund returned 0.91% for the twelve-month period ending December 31, 2011, compared to the –11.73% return for its benchmark, the MSCI EAFE Index.

2011 is likely to be remembered for natural disasters, as well as policy gridlock and economic half-measures that failed to restore fiscal health. Early in the year, Japan’s economy was severely disrupted by an earthquake, tsunami, and subsequent nuclear disaster. The country’s equity markets suffered double-digit losses for the year. The European Union (EU) did not suffer a natural disaster, but made little economic progress. Global markets were volatile as confidence in the ability of the EU to resolve its fiscal issues waxed and waned. Growth in many emerging economies was hindered by higher interest rates, higher wages, and currency volatility. Although, toward the end of 2011, China’s central bank appeared to refocus its priorities on stimulating economic growth rather than managing inflation.

While we are cognizant of macroeconomic issues, we try to minimize their impact on the Fund by investing in companies that have the potential to perform in a variety of market conditions. The Fund is concentrated in companies that have idiosyncratic earnings drivers and fewer ties to the global economy.

The Fund had more exposure to U.K. companies than did its benchmark, and what we believe to be strong stock selection made the country one of the top performers in the Fund during the year. British American Tobacco, Imperial Tobacco, and Diageo made positive contributions to absolute and relative performance. The Fund’s holdings in Switzerland also delivered strong performance during the year. Philip Morris International, Nestle, and Novartis made positive performance contributions during the reporting period. Our out-of-index positions in Brazil also delivered strong performance during the year. Strong stock selection within information technology companies, such as Redecard, made positive performance contributions to the Fund. Other noteworthy Brazil holdings which contributed to performance were Ambev, and Souza Cruz.

The Fund’s out-of-index positions in India hurt portfolio performance during the year. The strong relative performance of ITC was offset by the weaker performance of HDFC Bank and Housing Development Finance Corp.

The strategy had significantly more exposure to consumer staples companies than did the benchmark during the year and these companies contributed to our strong relative performance. These companies were Phillip Morris International, British American Tobacco, and Imperial Tobacco helped performance. The Fund had less exposure to utilities companies than did the benchmark during the year, which helped performance. Holdings in the utilities sector that helped performance were CPFL Energia, SSE, and AES Tiete.

Uncertainty continues to underpin our outlook for the global economy. Confidence that governments in developed countries have the power or the will to resolve pressing fiscal issues has diminished. If upcoming policy decisions in the United States and the European Union help restore confidence, then the global growth outlook may improve. If they do not, then we may see continued economic weakness. The underlying structural issues which are driving global market volatility remain unchanged.

Independence Capital Management, Inc.

Investment Adviser

Vontobel Asset Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 2001 — December 2011

An investment of $10,000 in the International Equity Fund on December 31, 2001 would have grown to $22,774. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on December 31, 2001 would have grown to $16,480.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/11

	1 Year	5 Year	10 Year
International Equity Fund	0.91%	(0.77)%	8.58%
MSCI EAFE Index	(11.73)%	(4.26)%	5.12%

Portfolio Composition as of 12/31/11

Percent of Total Investments[2]
United Kingdom	24.1%
Switzerland	9.3%
India	8.9%
Brazil	8.7%
Netherlands	8.3%
United States	7.1%
France	6.7%
Canada	5.6%
Australia	4.8%
Denmark	3.7%
Japan	3.4%
Ireland	2.5%
Belgium	2.4%
Mexico	1.5%
Singapore	1.0%
China	0.7%
Cayman Islands	0.4%
Sweeden	0.4%
Algeria	0.2%
Luxenbourg	0.2%
Columbia	0.1%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Emerging Markets Equity Fund

The Penn Series Emerging Markets Equity Fund returned –18.44% for the twelve-month period ending December 31, 2011, compared to the –18.17% return for its benchmark, the MSCI Emerging Markets Index for the same time period.

With accommodative fiscal and monetary policies reaching their limits in the developed world, we believe that economic cycles — in developed and emerging economies alike — are likely to gradually become shorter and remain volatile. In addition, the high prices of energy and other commodities have continued to negatively impact demand. Until commodities prices correct, or at least remain sideways, equity markets will have difficulty recovering in a sustained manner.

In addition, China’s unique role as a driver of commodities prices remains vulnerable. The country has reached a mature level in its development and the rest of the world, both emerging and developed, may not be capable of compensating for China’s astounding share of commodities demand.

In December, as throughout most of 2011, we remained focused on seeking sources of stable, somewhat defensive growth in the Fund. Emerging markets have not decoupled from the U.S. and are increasingly integrated with it and other developed countries due to globalization, trade and capital flows. We have been overweight the countries and companies in those sectors we assessed to be relatively most stable and least cyclical, as well as those countries that we believe have fairly resilient domestic demand and whose current account balances should benefit from an eventually declining cost of their energy import bills. We were overweight Indonesia, the Philippines, the Czech Republic, Turkey and Thailand.

Among the criteria contributing to our overweight allocations is an assessment of which countries have undervalued currencies. The run-up in commodities over the last decade has led many emerging market currencies (primarily the heavy commodities exporters) to become less competitive. In recent months, there has been a notable change since the global financial crisis began in 2008: dispersion between different emerging markets —that is, differentials among equity market performance —has begun to show signs of rising off its all-time lows. We continue to believe dispersion should gradually continue to rise as investors begin to distinguish the wide range of fundamentals among individual countries.

In addition to these country allocations, the Fund overall was overweight companies that we believe are capable of delivering relatively stable earnings despite domestic inflation and sluggish import demand in developed markets. We favored select stocks in the telecommunications sector and had an underweight to financial companies. We maintained our underweight to materials as additional disappointing macro data from China will likely put margin pressure on many materials producers globally. The Fund remains overweight consumer-related companies that, in our view, have quality management, strong balance sheets, and the ability to continue generating significant free cash flow.

Independence Capital Management, Inc.

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2011

An investment of $10,000 in the Emerging Markets Equity Fund on August 25, 2008 would have been worth $9,681. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI Emerging Markets Index, during the same period. A $10,000 investment in the MSCI Emerging Markets Index on August 25, 2008 would have grown to $10,093.

Average Annual Total Returns1 as of 12/31/11

	1 Year	Since Inception[2]
Emerging Markets Equity Fund	(18.44)%	(0.96)%
MSCI Emerging Markets Index	(18.17)%	1.48%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/11

Percent of Total Investments[3]
South Korea	16.4%
Brazil	10.6%
China	8.5%
India	7.0%
Taiwan	6.1%
Indonesia	6.0%
Phillippines	4.4%
South Africa	4.1%
Thailand	3.9%
Mexico	3.5%
Russia	3.3%
Hong Kong	3.3%
Malaysia	3.3%
Turkey	3.2%
United States	2.8%
Chile	2.7%
Peru	1.6%
United Kingdom	1.3%
Czech Republic	1.3%
Portugal	1.3%
Poland	1.0%
Eqypt	1.0%
Hungary	0.8%
Lebanon	0.6%
Qatar	0.5%
Japan	0.5%
Switzerland	0.5%
Cyprus	0.3%
Argentina	0.2%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.
[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Real Estate Securities Fund

The Penn Series Real Estate Securities Fund returned 7.04% for the twelve-month period ending December 31, 2011, compared to the 8.29% return for its benchmark, the FTSE NAREIT Equity REIT Index.

Performance by property type varied widely. The self storage sector was a standout, benefiting from accelerating cash flow growth driven by improving broader fundamentals, coupled with taking market share from smaller private operators. Apartment owners also outperformed; fundamentals were aided by improving employment trends among a younger demographic that typically has a higher-than-average propensity to rent.

The gain in regional malls was driven by a strong return from Simon Property Group, which owns high-quality malls and outlet centers in desirable locations. Certain lower-quality mall owners struggled; this performance reflected a wider sector trend in which companies with the better assets and stronger balance sheets outperformed their peers.

Shopping center REITs were among the underperformers. Compared with mall owners, who focus on higher income demographics, shopping centers tend to be susceptible to the broader issues of limited job and wage growth. The office sector was restrained by declines in companies focused on suburban properties, where demand has been lackluster. Good performers included companies with office properties concentrated on the east and west coasts. Industrial property companies declined as ProLogis, which is 80% of the sector, was hindered by slowing global growth. The company’s large presence in Europe was also a liability.

The Fund lost ground in August due to an allocation that continued to favor companies with greater cyclical sensitivity. Economically sensitive stocks were hit the hardest in the market’s sudden reversal. We adjusted our cyclical leaning downward to produce a more balanced portfolio reflective of slower economic growth, and with primarily downside tail risks.

From a sector standpoint, our overweight and stock selection in the hotel sector detracted from performance. The group was highly sensitive to economic expectations on both the up and down sides, but ended the year with a loss. Stock selection in the shopping center and apartment sectors also hindered relative returns.

Performance benefited from our stock selection and underweight in office REITs, where we did not own or were underweight companies with secondary assets. Our overweight and stock selection in the regional mall sector also helped performance; our preference was for owners of high-quality properties.

We expect GDP growth of between 1% and 2% in 2012, with modest but steady gains in employment. This should support continued gradual improvement in real estate fundamentals, given low new supply in most sectors. In terms of sector positioning, we like high-quality retail owners with portfolios able to thrive despite disintermediation from e-commerce or the potential loss of major tenants. We favor urban office owners that we believe should benefit from the growth of the technology, media and life science employment in markets such as San Francisco, Boston and New York. We expect that apartment companies will continue to benefit from positive demographic trends — the key 20-30 year old population group is expanding twice as fast as other segments. We remain underweight suburban offices, secondary retail and health care properties.

Independence Capital Management, Inc.

Investment Adviser

Cohen & Steers Capital Management

Investment Sub-Adviser

Cumulative Performance Comparison

May 1, 2002 — December 31, 2011

An investment of $10,000 in the Real Estate Securities Fund on May 1, 2002 would have grown to $21,430. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the FTSE NAREIT Equity REIT Index, during the same period. A $10,000 investment in the FTSE NAREIT Equity REIT Index on May 1, 2002 would have grown to $24,200.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/11

	1 Year	5 Year	Since Inception[2]
Real Estate Securities Fund	7.04%	(3.34)%	8.20%
FTSE NAREIT Equity REIT Index	8.29%	(1.42)%	9.57%

Portfolio Composition as of 12/31/11

Percent of Total Investments[3]
Regional Malls	18.4%
Apartments	17.1%
Office Property	15.1%
Diversified	10.4%
Healthcare	10.3%
Strip Centers	8.0%
Storage & Warehousing	6.4%
Hotels and Resorts	6.0%
Industrial	4.8%
Building & Real Estate	2.0%
Manufactured Homes	1.5%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was May 1, 2002.
[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Aggressive Allocation Fund

The Penn Series Aggressive Allocation Fund returned –3.66% for the twelve-month period ending December 31, 2011, compared to its benchmarks, the Russell 3000 Index’s return of 1.03% and the Barclays Capital U.S. Aggregate Bond Index’s return of 7.84% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2011

An investment of $10,000 in the Aggressive Allocation Fund on August 25, 2008 would have grown to $10,173. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $10,848. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $12,622.

Average Annual Total Returns1 as of 12/31/11

	1 Year	Since Inception[2]
Aggressive Allocation Fund	(3.66)%	0.51%
Russell 3000 Index	1.03%	1.62%
Barclays Capital U.S. Aggregate Bond Index	7.84%	7.19%

Asset Allocation Target as of 12/31/11

International Stocks	21.0%
Large Cap Value Stocks	19.0%
Large Growth Stocks	16.0%
Mid Cap Value Stocks	8.0%
Emerging Markets	8.0%
Mid Cap Growth Stocks	7.0%
Small Cap Value Stocks	6.0%
Small Cap Growth Stocks	5.0%
REITs	5.0%
Intermediate Bonds	5.0%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Aggressive Allocation Fund

The Penn Series Moderately Aggressive Allocation Fund returned –1.80% for the twelve-month period ending December 31, 2011, compared to its benchmarks, the Russell 3000 Index’s return of 1.03% and the Barclays Capital U.S. Aggregate Bond Index’s return of 7.84% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2011

An investment of $10,000 in the Moderately Aggressive Allocation Fund on August 25, 2008 would have grown to $11,153. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $10,848. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $12,622.

Average Annual Total Returns1 as of 12/31/11

	1 Year	Since Inception[2]
Moderately Aggressive Allocation Fund	(1.80)%	3.31%
Russell 3000 Index	1.03%	1.62%
Barclays Capital U.S. Aggregate Bond Index	7.84%	7.19%

Asset Allocation Target as of 12/31/11

Large Cap Value Stocks	17.0%
International Stocks	17.0%
Large Growth Stocks	13.0%
Intermediate Bonds	13.0%
Mid Cap Value Stocks	7.0%
Emerging Markets	7.0%
Mid Cap Growth Stocks	6.0%
Short Term Bonds	5.0%
Small Cap Value Stocks	5.0%
Small Cap Growth Stocks	4.0%
REITs	4.0%
High Yield Bonds	2.0%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderate Allocation Fund

The Penn Series Moderate Allocation Fund returned 0.65% for the twelve-month period ending December 31, 2011, compared to its benchmarks, the Russell 3000 Index’s return of 1.03% and the Barclays Capital U.S. Aggregate Bond Index’s return of 7.84% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2011

An investment of $10,000 in the Moderate Allocation Fund on August 25, 2008 would have grown to $11,065. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $10,848. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $12,622.

Average Annual Total Returns1 as of 12/31/11

	1 Year	Since Inception[2]
Moderate Allocation Fund	0.65%	3.06%
Russell 3000 Index	1.03%	1.62%
Barclays Capital U.S. Aggregate Bond Index	7.84%	7.19%

Asset Allocation Target as of 12/31/11

Intermediate Bonds	21.0%
Large Cap Value Stocks	13.0%
International Stocks	13.0%
Short Term Bonds	12.0%
Large Growth Stocks	10.0%
Mid Cap Value Stocks	5.0%
Emerging Markets	5.0%
Small Cap Value Stocks	4.0%
High Yield Bonds	4.0%
Mid Cap Growth Stocks	4.0%
Cash Equivalents	3.0%
Small Cap Growth Stocks	3.0%
REITs	3.0%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Conservative Allocation Fund

The Penn Series Moderately Conservative Allocation Fund returned 2.72% for the twelve-month period ending December 31, 2011, compared to its benchmarks, the Russell 3000 Index’s return of 1.03% and the Barclays Capital U.S. Aggregate Bond Index’s return of 7.84% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2011

An investment of $10,000 in the Moderately Conservative Allocation Fund on August 25, 2008 would have grown to $11,289. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $10,848. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $12,622.

Average Annual Total Returns1 as of 12/31/11

	1 Year	Since Inception[2]
Moderately Conservative Allocation Fund	2.72%	3.68%
Russell 3000 Index	1.03%	1.62%
Barclays Capital U.S. Aggregate Bond Index	7.84%	7.19%

Asset Allocation Target as of 12/31/11

Intermediate Bonds	29.0%
Short Term Bonds	20.0%
Large Cap Value Stocks	10.0%
International Stocks	9.0%
Large Growth Stocks	7.0%
High Yield Bonds	6.0%
Cash Equivalents	5.0%
Mid Cap Value Stocks	4.0%
Emerging Markets	2.0%
Mid Cap Growth Stocks	2.0%
REITs	2.0%
Small Cap Growth Stocks	2.0%
Small Cap Value Stocks	2.0%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Conservative Allocation Fund

The Penn Series Conservative Allocation Fund returned 3.92% for the twelve-month period ending December 31, 2011, compared to its benchmarks, the Russell 3000 Index’s return of 1.03% and the Barclays Capital U.S. Aggregate Bond Index’s return of 7.84% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2011

An investment of $10,000 in the Conservative Allocation Fund on August 25, 2008 would have grown to $11,490. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $10,848. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $12,622.

Average Annual Total Returns1 as of 12/31/11

	1 Year	Since Inception[2]
Conservative Allocation	3.92%	4.23%
Russell 3000 Index	1.03%	1.62%
Barclays Capital U.S. Aggregate Bond Index	7.84%	7.19%

Asset Allocation Target as of 12/31/11

Intermediate Bonds	37.0%
Short Term Bonds	25.0%
Cash Equivalents	10.0%
High Yield Bonds	8.0%
Large Cap Value Stocks	7.0%
Large Growth Stocks	5.0%
International Stocks	5.0%
Mid Cap Value Stocks	2.0%
Mid Cap Growth Stocks	1.0%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning July 1, 2011 and held through December 31, 2011. The examples illustrate your fund’s costs in two ways:

•

Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

•

Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated and will be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2011.

Disclosure of Fund Expenses

For the Period July 1, 2011 to December 31, 2011

Expense Table

	Beginning Value 7/1/11	Ending Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period
Money Market Fund
Actual	$1,000.00	$1,000.10	0.18%	$0.91
Hypothetical	$1,000.00	$1,024.29	0.18%	$0.92
Limited Maturity Bond Fund
Actual	$1,000.00	$1,009.70	0.58%	$2.94
Hypothetical	$1,000.00	$1,022.24	0.58%	$2.96

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value 7/1/11	Ending Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period
Quality Bond Fund
Actual	$1,000.00	$1,076.10	0.57%	$2.98
Hypothetical	$1,000.00	$1,022.30	0.57%	$2.91
High Yield Bond Fund
Actual	$1,000.00	$989.80	0.84%	$4.21
Hypothetical	$1,000.00	$1,020.92	0.84%	$4.29
Flexibly Managed Fund
Actual	$1,000.00	$973.60	0.84%	$4.18
Hypothetical	$1,000.00	$1,020.92	0.84%	$4.29
Balanced Fund
Actual	$1,000.00	$1,011.50	0.18%	$0.91
Hypothetical	$1,000.00	$1,024.29	0.18%	$0.92
Large Growth Stock Fund
Actual	$1,000.00	$938.90	0.94%	$4.59
Hypothetical	$1,000.00	$1,020.41	0.94%	$4.80
Large Cap Growth Fund
Actual	$1,000.00	$904.20	0.93%	$4.46
Hypothetical	$1,000.00	$1,020.46	0.93%	$4.75
Large Core Growth Fund
Actual	$1,000.00	$904.60	0.91%	$4.37
Hypothetical	$1,000.00	$1,020.56	0.91%	$4.65
Large Cap Value Fund
Actual	$1,000.00	$902.70	0.89%	$4.27
Hypothetical	$1,000.00	$1,020.66	0.89%	$4.54
Large Core Value Fund
Actual	$1,000.00	$933.10	0.90%	$4.39
Hypothetical	$1,000.00	$1,020.61	0.90%	$4.59
Index 500 Fund
Actual	$1,000.00	$961.50	0.35%	$1.73
Hypothetical	$1,000.00	$1,023.42	0.35%	$1.79
Mid Cap Growth Fund
Actual	$1,000.00	$843.40	1.00%	$4.65
Hypothetical	$1,000.00	$1,020.10	1.00%	$5.10
Mid Cap Value Fund
Actual	$1,000.00	$885.90	0.85%	$4.04
Hypothetical	$1,000.00	$1,020.87	0.85%	$4.34
Mid Core Value Fund
Actual	$1,000.00	$892.40	1.07%	$5.10
Hypothetical	$1,000.00	$1,019.74	1.07%	$5.46
SMID Cap Growth Fund
Actual	$1,000.00	$912.70	1.05%	$5.06
Hypothetical	$1,000.00	$1,019.85	1.05%	$5.36

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value 7/1/11	Ending Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period
SMID Cap Value Fund
Actual	$1,000.00	$890.10	1.14%	$5.43
Hypothetical	$1,000.00	$1,019.39	1.14%	$5.82
Small Cap Growth Fund
Actual	$1,000.00	$807.30	1.12%	$5.08
Hypothetical	$1,000.00	$1,019.38	1.12%	$5.69
Small Cap Value Fund
Actual	$1,000.00	$945.70	1.15%	$5.64
Hypothetical	$1,000.00	$1,019.33	1.15%	$5.87
Small Cap Index Fund
Actual	$1,000.00	$899.70	0.55%	$2.63
Hypothetical	$1,000.00	$1,022.40	0.55%	$2.81
Developed International Index Fund
Actual	$1,000.00	$830.80	0.59%	$2.72
Hypothetical	$1,000.00	$1,022.19	0.59%	$3.01
International Equity Fund
Actual	$1,000.00	$935.00	1.22%	$5.95
Hypothetical	$1,000.00	$1,018.98	1.22%	$6.23
Emerging Markets Equity Fund
Actual	$1,000.00	$826.80	1.68%	$7.74
Hypothetical	$1,000.00	$1,016.63	1.68%	$8.58
Real Estate Securities Fund
Actual	$1,000.00	$960.10	1.00%	$4.94
Hypothetical	$1,000.00	$1,020.10	1.00%	$5.10
Aggressive Allocation Fund
Actual	$1,000.00	$913.30	0.33%	$1.59
Hypothetical	$1,000.00	$1,023.52	0.33%	$1.68
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$935.80	0.33%	$1.61
Hypothetical	$1,000.00	$1,023.52	0.33%	$1.68
Moderate Allocation Fund
Actual	$1,000.00	$964.30	0.32%	$1.58
Hypothetical	$1,000.00	$1,023.57	0.32%	$1.63
Moderately Conservative Allocation Fund
Actual	$1,000.00	$992.80	0.33%	$1.66
Hypothetical	$1,000.00	$1,023.52	0.33%	$1.68
Conservative Allocation Fund
Actual	$1,000.00	$1,014.60	0.33%	$1.68
Hypothetical	$1,000.00	$1,023.52	0.33%	$1.68

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Money Market Fund

	Par (000)	Value†
COMMERCIAL PAPER — 50.5%
Banks — 2.6%
Tower Bank & Trust Co. 0.180%, 02/29/12	$4,000	$3,998,860

Beverages — 2.4%
Anheuser-Busch InBev 0.300%, 01/13/12	750	749,937
Coca-Cola Co. 0.190%, 03/01/12	3,000	2,999,082

		3,749,019

Biotechnology — 0.5%
Celgene Corp. 0.530%, 01/17/12	750	749,845

Chemicals — 5.9%
E.I. Du Pont de Nemours & Co. 0.220%, 01/17/12	2,000	1,999,829
Sigma-Aldrich Corp. 0.030%, 01/09/12	7,000	6,999,965

		8,999,794

Diversified Financial Services — 19.5%
AllianceBernstein LP 0.120%, 01/17/12	2,200	2,199,897
BHP Finance USA 0.130%, 01/24/12	5,000	4,999,621
BP Capital Markets Plc
0.240%, 01/04/12	1,290	1,289,991
0.200%, 02/24/12	772	771,777
0.350%, 03/15/12	3,000	2,997,900
Nestle Capital Corp. 0.150%, 03/01/12	3,750	3,749,094
Queensland Treasury Corp. 0.130%, 01/03/12	700	700,000
Reckitt & Benckiser Treasury Services Plc
0.550%, 06/01/12	5,000	4,988,542
0.650%, 09/06/12	1,150	1,144,871
Toyota Motor Credit Corp. 0.390%, 06/07/12	4,000	3,993,240
Unilever Capital Corp. 0.050%, 01/03/12	3,000	3,000,000

		29,834,933

Electric — 9.3%
Basin Electric Power Cooperative 0.150%, 01/17/12	250	249,985
Electricite de France
0.280%, 01/06/12	1,000	999,977
0.260%, 01/17/12	2,000	1,999,798
GDF Suez SA
0.130%, 01/03/12	4,400	4,400,000
0.180%, 01/03/12	500	500,000
IDACORP, Inc. 0.350%, 01/03/12	750	750,000
NSTAR Electric Co.
0.060%, 01/03/12	2,000	2,000,000
0.040%, 01/06/12	753	752,997

	Par (000)	Value†

Electric — (continued)
Pacific Gas & Electric Co. 0.400%, 01/03/12	$750	$750,000
Wisconsin Electric Power Co. 0.180%, 01/11/12	1,754	1,753,930

		14,156,687

Gas — 0.5%
Spectra Energy Corp. 0.500%, 01/04/12	700	699,990

Healthcare — 1.0%
Medtronic, Inc. 0.130%, 02/21/12	1,500	1,499,735

Oil & Gas — 7.6%
ConocoPhillips 0.150%, 01/09/12	4,000	3,999,900
Kinder Morgan Energy Partners LP 0.550%, 01/03/12	750	750,000
Koch Resources LLC
0.110%, 01/03/12	2,400	2,400,000
0.130%, 01/03/12	1,500	1,500,000
0.150%, 01/13/12	3,000	2,999,875

		11,649,775

Pharmaceuticals — 0.6%
Sanofi Aventis 0.120%, 03/15/12	950	949,772

Telecommunications — 0.6%
Telstra Corp Ltd. 0.250%, 02/16/12	1,000	999,695

TOTAL COMMERCIAL PAPER (Cost $77,288,105)		77,288,105

FOREIGN GOVERNMENT SECURITIES — 2.7%
Province of Ontario
2.625%, 01/20/12	2,550	2,552,811
5.125%, 07/17/12	1,518	1,553,897

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $4,106,708)		4,106,708

CORPORATE BONDS — 4.1%
Banks — 2.7%
Commonwealth Bank of Australia 144A @ 2.400%, 01/12/12	4,100	4,101,951

Miscellaneous Manufacturing — 1.4%
Siemens Financieringsmaatschappij NV 144A @ 5.500%, 02/16/12	2,105	2,117,788

TOTAL CORPORATE BONDS (Cost $6,219,739)		6,219,739

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Money Market Fund

	Par (000)	Value†
MUNICIPAL NOTES — 40.7%
California Housing Finance Agency 0.080%, 08/01/36•	$2,000	$2,000,000
City of Minneapolis 0.090%, 12/01/27•	2,290	2,290,000
Colorado Housing & Finance Authority
0.110%, 05/01/22•	2,600	2,600,000
0.100%, 10/01/30•	2,800	2,800,000
0.110%, 04/01/43•	1,325	1,325,000
Idaho Housing & Finance Association
0.090%, 01/01/38•	4,200	4,200,000
0.110%, 01/01/40•	4,455	4,455,000
Iowa Finance Authority
0.120%, 07/01/34•	1,450	1,450,000
0.120%, 01/01/39•	2,300	2,300,000
Kansas State Department of Transportation 0.060%, 09/01/22•	3,100	3,100,000
Michigan State Housing Development Authority 0.180%, 06/01/39•	7,600	7,600,000
Minnesota Housing Finance Agency 0.120%, 07/01/36•	4,000	4,000,000
Pennsylvania Turnpike Commission 0.120%, 07/15/41•	5,000	5,000,000
South Dakota Housing Development Authority 0.110%, 05/01/39•	5,000	5,000,000
State of Texas 0.120%, 12/01/29•	4,000	4,000,000
Triborough Bridge & Tunnel Authority 0.090%, 01/01/19•	3,300	3,300,000
Wisconsin Housing & Economic Development Authority
0.120%, 09/01/22•	4,000	4,000,000
0.120%, 05/01/34•	2,905	2,905,000

TOTAL MUNICIPAL NOTES (Cost $62,325,000)		62,325,000

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.0%
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	1	1
BlackRock Liquidity Funds TempFund -Institutional Shares	1	1
Federated Prime Obligations Fund - Class I	1	1
Fidelity Institutional Prime Money Market Portfolio	3,024,621	3,024,621
Fidelity Institutional Prime Money Market Portfolio - Class I	1	1
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1

	Number of Shares	Value†

Wells Fargo Advantage Municipal Cash Management Money Market Fund- Institutional Class	1	$1
TOTAL SHORT-TERM INVESTMENTS (Cost $3,024,627)		3,024,627

TOTAL INVESTMENTS — 100.0% (Cost $152,964,179)		$152,964,179

†	See Security Valuation Note.
•	Variable Rate Security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

LLC — Limited Liability Company.

LP — Limited Partnership.

Plc — Public Limited Company.

Maturity Schedule	Market Value	% of Portfolio	(Cumulative)
1 — 7 days	$85,842,583	56.1%	56.1%
8 — 14 days	20,605,559	13.5%	69.6%
15 — 30 days	14,751,787	9.7%	79.3%
31 — 60 days	9,387,853	6.1%	85.4%
61 — 90 days	10,695,847	7.0%	92.4%
121 — 150 days	—	—%	—%
over 150 days	11,680,550	7.6%	100.0%

	$152,964,179	100.0%

Average Weighted Maturity — 27 days

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMERCIAL PAPER	$77,288,105	$—	$77,288,105	$—
CORPORATE BONDS	6,219,739	—	6,219,739	—
MUNICIPAL NOTES	62,325,000	—	62,325,000	—
FOREIGN GOVERNMENT SECURITIES	4,106,708	—	4,106,708	—
SHORT-TERM INVESTMENTS	3,024,627	3,024,627	—	—

TOTAL INVESTMENTS	$152,964,179	$3,024,627	$149,939,552	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Limited Maturity Bond Fund

	Par (000)	Value†
AGENCY OBLIGATIONS — 11.3%
Federal Home Loan Mortgage Corporation — 1.2%
1.375%, 02/25/14	$2,000	$2,032,344

Federal National Mortgage Association — 10.1%
0.375%, 12/28/12	6,700	6,714,217
0.500%, 08/09/13	2,000	2,004,718
1.000%, 09/23/13	2,000	2,020,690
0.750%, 12/18/13	7,000	7,026,726

		17,766,351

TOTAL AGENCY OBLIGATIONS (Cost $19,673,391)		19,798,695

ASSET BACKED SECURITIES — 0.5%
Conseco Financial Corp. 7.650%, 04/15/19	83	87,505
Enterprise Mortgage Acceptance Co. LLC 144A 7.680%, 01/15/27 @•~	509	404,209
Equity One ABS, Inc. 4.150%, 04/25/34•	14	13,730
Popular ABS Mortgage Pass-Through Trust 4.630%, 09/25/34•	19	18,723
SACO I, Inc. 144A 1.194%, 06/25/35 @•	558	366,071

TOTAL ASSET BACKED SECURITIES (Cost $1,130,161)		890,238

COMMERCIAL MORTGAGE BACKED SECURITIES — 0.8%
Bear Stearns Commercial Mortgage Securities• 5.571%, 03/11/39	1,030	1,029,521
JPMorgan Chase Commercial Mortgage Securities Corp. 4.545%, 01/15/42	421	420,861

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $1,445,936)		1,450,382

CORPORATE BONDS — 19.4%
Aerospace & Defense — 0.6%
Raytheon Co. 1.400%, 12/15/14	1,000	1,004,844

Banks — 8.7%
Bank of America Corp. 3.125%, 06/15/12	2,000	2,026,892
2.375%, 06/22/12	3,000	3,032,136
Bank of Montreal 144A 2.850%, 06/09/15 @	1,000	1,036,557
Canadian Imperial Bank of Commerce 144A 2.000%, 02/04/13 @	3,000	3,033,405
Commonwealth Bank of Australia 144A 2.400%, 01/12/12 @	1,000	1,000,409
3.492%, 08/13/14 @	1,000	1,058,357

	Par (000)	Value†

Banks — (continued)
Macquarie Bank Ltd. 144A 2.600%, 01/20/12 @	$1,000	$1,000,008
The Toronto-Dominion Bank 144A 1.625%, 09/14/16 @	2,000	1,973,674
Westpac Banking Corp. 144A 3.585%, 08/14/14 @	1,000	1,066,131

		15,227,569

Beverages — 0.6%
The Coca-Cola Co. 1.800%, 09/01/16	1,000	1,017,152

Computers — 0.6%
Google, Inc. 2.125%, 05/19/16	1,000	1,039,826

Diversified Financial Services — 5.2%
BA Covered Bond Issuer 144A 5.500%, 06/14/12 @	1,000	1,020,130
Caisse Centrale Desjardins du Quebec 144A 2.550%, 03/24/16 @	3,000	3,080,502
General Electric Capital Corp.
2.625%, 12/28/12	4,000	4,095,740
2.950%, 05/09/16	1,000	1,028,483

		9,224,855

Energy-Alternate Sources — 0.6%
BP Capital Markets Plc 1.700%, 12/05/14	1,000	1,009,638

Food — 0.3%
General Mills, Inc. 5.650%, 09/10/12	500	515,335

Investment Companies — 0.6%
USAA Capital Corp. 144A 2.250%, 12/13/16 @	1,000	1,004,905

Miscellaneous Manufacturing — 0.6%
BHP Billiton Finance USA Ltd. 1.125%, 11/21/14	1,000	1,002,347

Oil & Gas — 0.5%
SeaRiver Maritime, Inc. 0.000%, 09/01/12+	1,000	992,880

Pharmaceuticals — 1.1%
Teva Pharmaceutical Finance IV LLC 1.700%, 11/10/14	1,000	1,007,731
Zimmer Holdings, Inc. 1.400%, 11/30/14	1,000	999,084

		2,006,815

TOTAL CORPORATE BONDS (Cost $33,645,178)		34,046,166

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Limited Maturity Bond Fund

	Par (000)	Value†
COMMERCIAL PAPER — 3.4%
Energy-Alternate Sources — 1.7%
Spectra Energy 0.560%, 01/18/12	$3,000	$2,999,160

Healthcare Services — 1.7%
Centerpoint Residential 0.550%, 01/04/12	3,000	2,999,817

TOTAL COMMERCIAL PAPER (Cost $5,998,977)		5,998,977

MUNICIPAL NOTE — 0.6%
Regional — 0.6%
Province of British Columbia 2.850%, 06/15/15 (Cost $999,634)	1,000	1,059,457

RESIDENTIAL MORTGAGE BACKED SECURITIES — 6.7%
Collateralized Mortgage Obligations — 5.5%
Fannie Mae REMICs 0.694%, 11/25/39•	9,720	9,678,781

Fannie Mae Pool — 1.2%
4.000%, 06/01/20	659	695,993
2.702%, 12/01/33•	758	803,942
2.500%, 04/01/34•	246	258,743
2.482%, 07/01/36•	250	266,092

		2,024,770

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $11,668,403)		11,703,551

U.S. TREASURY OBLIGATIONS — 50.4%
U.S. Treasury Notes
0.375%, 06/30/13	6,500	6,515,490
4.250%, 08/15/13	6,500	6,919,959
3.125%, 08/31/13	3,000	3,142,968
0.750%, 09/15/13	6,750	6,807,746
0.500%, 10/15/13	5,000	5,021,680
4.250%, 11/15/13	3,100	3,329,350
0.250%, 11/30/13	5,000	5,000,585
0.125%, 12/31/13	5,000	4,987,500
1.750%, 01/31/14	2,000	2,061,094
1.750%, 03/31/14	5,000	5,163,670
1.875%, 04/30/14	6,900	7,150,125
2.375%, 09/30/14	3,000	3,165,234
4.250%, 11/15/14	13,100	14,545,087
2.250%, 01/31/15	1,700	1,795,758
4.000%, 02/15/15	7,850	8,718,406
2.000%, 04/30/16	1,000	1,055,938
1.750%, 05/31/16	1,600	1,673,125
1.500%, 07/31/16	1,250	1,292,285

TOTAL U.S. TREASURY OBLIGATIONS (Cost $85,579,401)		88,346,000

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 6.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	4,206,713	$4,206,713
BlackRock Liquidity Funds TempFund -Institutional Shares	218	218
Federated Prime Obligations Fund - Class I	408	408
Fidelity Institutional Prime Money Market Portfolio	1,018	1,018
Fidelity Institutional Prime Money Market Portfolio-Class I	197	197
Wells Fargo Advantage Government Money Market Fund - Institutional Class	7,900,434	7,900,434
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	5	5
Wells Fargo Advantage Municipal Cash Management Money Market Fund -Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $12,108,994)		12,108,994

TOTAL INVESTMENTS — 100.0% (Cost $172,250,075)		$175,402,460

†	See Security Valuation Note.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2011 is $404,209.
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

LLC — Limited Liability Company.

Plc — Public Limited Company.

REMICS — Real Estate Mortgage Investment Conduits.

Country Weightings as of 12/31/2011††
United States	90%
Canada	6
Australia	3
United Kingdom	1

Total	100%

†† % of total investments as of December 31, 2011

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Limited Maturity Bond Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$88,346,000	$—	$88,346,000	$—
AGENCY OBLIGATIONS	19,798,695	—	19,798,695	—
ASSET BACKED SECURITIES	890,238	—	890,238	—
COMMERCIAL MORTGAGE BACKED SECURITIES	1,450,382	—	1,450,382	—
CORPORATE BONDS	34,046,166	—	34,046,166	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	11,703,551	—	11,703,551	—
COMMERCIAL PAPER	5,998,977	—	5,998,977	—
MUNICIPAL NOTE	1,059,457	—	1,059,457	—
SHORT-TERM INVESTMENTS	12,108,994	12,108,994	—	—

TOTAL INVESTMENTS	$175,402,460	$12,108,994	$163,293,466	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Quality Bond Fund

	Par (000)	Value†
AGENCY OBLIGATIONS — 2.6%
Federal National Mortgage Association — 2.6%
3.250%, 04/09/13	$4,500	$4,672,647
5.000%, 04/15/15	6,750	7,675,904

TOTAL AGENCY OBLIGATIONS (Cost $11,394,763)		12,348,551

ASSET BACKED SECURITIES — 0.5%
Conseco Financial Corp.• 7.240%, 11/15/28	520	224,934
Enterprise Mortgage Acceptance Co. LLC 144A @•~ 7.679%, 01/15/27	1,017	808,418
SACO I, Inc. 144A @• 1.194%, 06/25/35	1,675	1,098,214

TOTAL ASSET BACKED SECURITIES (Cost $3,027,215)		2,131,566

COMMERCIAL MORTGAGE BACKED SECURITIES — 2.1%
Bear Stearns Commercial Mortgage Securities 4.830%, 08/15/38	3,881	3,936,187
CFCRE Commercial Mortgage Trust @• 4.961%, 04/15/44	1,000	1,098,334
Citigroup Deutsche Bank Commercial Mortgage Trust 5.322%, 12/11/49	1,500	1,590,980
JPMorgan Chase Commercial Mortgage Securities Corp.
4.545%, 01/15/42	1,404	1,402,870
5.420%, 01/15/49	1,500	1,621,576

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $9,139,193)		9,649,947

CORPORATE BONDS — 19.3%
Aerospace & Defense — 0.2%
Lockheed Martin Corp. 3.350%, 09/15/21	1,000	994,798

Agriculture — 0.5%
Altria Group, Inc. 4.750%, 05/05/21	1,000	1,101,038
Cargill, Inc. 144A @ 6.125%, 09/15/36	1,000	1,180,049

		2,281,087

Banks — 4.4%
Bank of America Corp. 5.650%, 05/01/18	1,000	952,753
Bank of Montreal 144A @ 2.850%, 06/09/15	1,000	1,036,557
Canadian Imperial Bank of Commerce 144A @ 2.000%, 02/04/13	1,000	1,011,135

	Par (000)	Value†

Banks — (continued)
Commonwealth Bank of Australia 144A @ 2.400%, 01/12/12	$1,946	$1,946,796
JPMorgan Chase & Co.
2.200%, 06/15/12	4,000	4,037,872
6.000%, 01/15/18	1,700	1,896,654
The Goldman Sachs Group, Inc.
3.250%, 06/15/12	6,500	6,592,443
5.250%, 07/27/21	1,000	975,540
The Toronto-Dominion Bank 144A @ 1.625%, 09/14/16	2,000	1,973,674

		20,423,424

Beverages — 0.7%
Anheuser-Busch InBev Worldwide, Inc. 7.750%, 01/15/19	1,000	1,295,159
PepsiCo, Inc. 4.875%, 11/01/40	1,000	1,155,632
The Coca-Cola Co. 3.300%, 09/01/21	1,000	1,053,030

		3,503,821

Biotechnology — 1.2%
Amgen, Inc.
3.875%, 11/15/21	1,000	1,009,115
4.950%, 10/01/41	1,000	990,086
Biogen Idec, Inc. 6.875%, 03/01/18	1,000	1,208,668
Genentech, Inc. 5.250%, 07/15/35	1,000	1,181,954
Gilead Sciences, Inc. 4.400%, 12/01/21	1,000	1,058,692

		5,448,515

Computers — 0.5%
Hewlett-Packard Co. 2.650%, 06/01/16	1,000	992,247
International Business Machines Corp. 6.500%, 01/15/28	1,000	1,334,262

		2,326,509

Diversified Financial Services — 1.4%
American Honda Finance Corp. 144 @ 3.800%, 09/20/21	1,000	1,018,444
Caisse Centrale Desjardins du Quebec 144A @ 2.550%, 03/24/16	2,000	2,053,668
General Electric Capital Corp.
6.150%, 08/07/37	1,000	1,093,888
5.875%, 01/14/38	1,000	1,059,587
Northern Trust Corp. 3.375%, 08/23/21	500	512,498
Toyota Motor Credit Corp. 3.400%, 09/15/21	1,000	1,030,603

		6,768,688

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — 1.1%
Carolina Power & Light Co. 3.000%, 09/15/21	$1,000	$1,027,747
Commonwealth Edison Co. 6.150%, 09/15/17	500	593,756
Duke Energy Carolinas LLC 4. 250%, 12/15/41	1,000	1,046,245
Enel Finance International SA 144A @ 6.250%, 09/15/17	1,000	954,402
PacifiCorp 6.250%, 10/15/37	1,000	1,318,190

		4,940,340

Food — 0.3%
Kraft Foods, Inc. 6.750%, 02/19/14	500	555,670
Sara Lee Corp. 2.750%, 09/15/15	1,000	1,007,416

		1,563,086

Gas — 0.9%
Pacific Gas & Electric Co. 3.250%, 09/15/21	1,000	1,014,715
Praxair, Inc. 3.000%, 09/01/21	1,000	1,023,366
San Diego Gas & Electric Co. 3.950%, 11/15/41	1,000	1,024,086
SEMCO Energy, Inc. 144A @ 5.150%, 04/21/20	1,000	1,108,532

		4,170,699

Healthcare Products — 0.9%
Becton Dickinson and Co. 3.125%, 11/08/21	1,000	1,034,487
Covidien International Finance SA 6.000%, 10/15/17	1,000	1,185,001
Stryker Corp. 2.000%, 09/30/16	1,000	1,023,332
Zimmer Holdings, Inc. 4.625%, 11/30/19	1,000	1,089,840

		4,332,660

Healthcare Services — 0.4%
CIGNA Corp. 4.375%, 12/15/20	1,000	1,021,682
Unitedhealth Group, Inc. 4.625%, 11/15/41	1,000	1,051,446

		2,073,128

Insurance — 0.5%
Metlife Institutional Funding II 144A @• 0.974%, 03/27/12	1,000	999,903
The Travelers Cos., Inc. 5.350%, 11/01/40	1,000	1,155,347

		2,155,250

	Par (000)	Value†

Investment Companies — 0.2%
USAA Capital Corp. 144A @ 2.250%, 12/13/16	$1,000	$1,004,905

Media — 0.3%
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,433,327

Miscellaneous Manufacturing — 0.8%
Honeywell International, Inc. 5.375%, 03/01/41	1,000	1,226,654
Illinois Tool Works, Inc. @ 4.875%, 09/15/41	1,000	1,137,837
Siemens Financieringsmaatschappij NV 144A @ 6.125%, 08/17/26	1,000	1,213,925

		3,578,416

Oil & Gas — 1.4%
Bg Energy Capital Plc @ 4.000%, 10/15/21	1,000	1,030,768
BP Capital Markets Plc 4.500%, 10/01/20	1,000	1,101,371
Occidental Petroleum Corp. 3.125%, 02/15/22	1,000	1,025,846
Pemex Project Funding Master Trust 6.625%, 06/15/35	1,000	1,133,750
Petrobras International Finance Co.-Pifco 6.750%, 01/27/41	1,000	1,149,133
Statoil ASA 3.150%, 01/23/22	1,000	1,028,452

		6,469,320

Oil & Gas Services — 0.5%
Halliburton Co. 4.500%, 11/15/41	1,000	1,025,695
Schlumberger Oilfield UK Plc 144A @ 4.200%, 01/15/21	1,000	1,100,705

		2,126,400

Pharmaceuticals — 1.7%
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,192,536
McKesson Corp. 6.000%, 03/01/41	1,000	1,278,164
Merck & Co., Inc. 6.400%, 03/01/28	1,000	1,304,041
Novartis Capital Corp. 2.900%, 04/24/15	1,000	1,058,332
Sanofi-Aventis SA 4.000%, 03/29/21	1,000	1,107,938
Teva Pharmaceutical Finance Co. BV 3.650%, 11/10/21	1,000	1,017,135
Thermo Fisher Scientific, Inc. 3.600%, 08/15/21	1,000	1,044,404

		8,002,550

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pipelines — 0.2%
DCP Midstream LLC 144A @ 6.750%, 09/15/37	$1,000	$1,184,127

Retail — 0.7%
CVS Caremark Corp. 5.750%, 05/15/41	1,000	1,190,731
Wal-Mart Stores, Inc.
3.250%, 10/25/20	1,000	1,069,318
5.625%, 04/01/40	1,000	1,266,660

		3,526,709

Telecommunications — 0.5%
AT&T, Inc. 3.875%, 08/15/21	1,000	1,057,751
Verizon Communications, Inc. 4.600%, 04/01/21	1,000	1,128,866

		2,186,617

TOTAL CORPORATE BONDS (Cost $83,530,305)		90,494,376

MUNICIPAL NOTE — 0.4%
Province of British Columbia 2.850%, 06/15/15 (Cost $1,999,269)	2,000	2,118,914

MUNICIPAL BONDS — 2.4%
City of New York 6.271%, 12/01/37	1,750	2,157,645
Corpus Christi Independent School District 6.124%, 08/15/32	1,000	1,138,320
Metropolitan Water District of Southern California 6.947%, 07/01/40	1,000	1,171,610
Orange County Sanitation District 6.400%, 02/01/44	1,000	1,288,060
San Francisco City & County Public Utilities Commission 6.950%, 11/01/50	2,000	2,634,460
South Carolina State Public Service Authority 6.454%, 01/01/50	2,000	2,696,300

Total MUNICIPAL BONDS (Cost $8,752,094)		11,086,395

RESIDENTIAL MORTGAGE BACKED SECURITIES — 27.7%
Collateralized Mortgage Obligations — 3.3%
Fannie Mae REMICs• 0.694%, 11/25/39	9,720	9,678,781
Freddie Mac REMICs• 0.618%, 05/15/37	5,704	5,669,646

		15,348,427

	Par (000)	Value†

Fannie Mae Pool — 9.9%
5.000%, 07/01/23	$2,174	$2,343,739
2.500%, 04/01/34•	738	776,228
2.482%, 07/01/36•	835	886,972
2.442%, 08/01/36•	899	949,398
6.285%, 05/01/37•	526	555,985
4.000%, 08/01/39	6,991	7,350,097
4.000%, 11/01/40	7,164	7,532,263
3.500%, 12/01/40	13,227	13,614,883
3.500%, 01/01/41	9,389	9,664,643
3.500%, 03/01/41	2,836	2,919,478

		46,593,686

Freddie Mac Gold Pool — 5.2%
3.000%, 01/01/26	9,176	9,481,681
3.500%, 12/01/40	8,115	8,338,868
3.500%, 01/01/41	4,795	4,927,122
3.500%, 02/01/41	1,386	1,424,510

		24,172,181

Ginnie Mae Pool — 9.3%
9.000%, 10/15/30	8	8,450
9.000%, 11/15/30	15	15,508
6.000%, 10/15/38	1,915	2,170,159
6.000%, 10/15/38	1,426	1,615,765
4.500%, 02/15/40	11,456	12,496,220
4.000%, 04/15/39	10,122	10,874,943
4.000%, 06/15/39	6,394	6,868,819
3.500%, 10/20/41	9,013	9,397,008

		43,446,872

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $121,735,140)		129,561,166

COMMERCIAL PAPER — 2.1%
Gas — 1.4%
Northern Illinois Gas Co. 0.560%, 01/17/12	3,500	3,499,075
South Carolina Fuel Co. 0.540%, 01/10/12	3,000	2,999,550

		6,498,625

Healthcare Services — 0.7%
Centerpoint Res 0.550%, 01/04/12	3,500	3,499,786

TOTAL COMMERCIAL PAPER (Cost $9,998,411)		9,998,411

U.S. TREASURY OBLIGATIONS — 37.6%
U.S. Treasury Bonds
6.250%, 08/15/23	1,350	1,932,188
5.500%, 08/15/28	2,800	3,952,813
3.500%, 02/15/39	29,300	32,957,929
4.375%, 05/15/40	100	129,906

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Quality Bond Fund

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — (continued)
U.S. Treasury Bonds — (continued)
3.875%, 08/15/40	$910	$1,090,863
4.250%, 11/15/40	1,150	1,466,609
U.S. Treasury Notes
1.125%, 12/15/12	43,600	44,001,948
0.250%, 11/30/13	5,000	5,000,585
1.750%, 01/31/14	6,000	6,183,282
1.875%, 02/28/14	7,000	7,238,434
4.250%, 11/15/14	5,000	5,551,560
4.000%, 02/15/15	10,900	12,105,812
2.125%, 12/31/15	11,100	11,772,937
2.625%, 02/29/16	5,000	5,404,690
1.500%, 07/31/16	4,000	4,135,312
2.375%, 06/30/18	4,300	4,607,717
2.750%, 02/15/19	9,800	10,733,293
3.125%, 05/15/19	6,550	7,344,187
3.375%, 11/15/19	475	541,463
2.000%, 11/15/21	4,100	4,146,765
U.S. Treasury Strip Principal 0.000%, 11/15/24+	7,800	5,712,073

TOTAL U.S. TREASURY OBLIGATIONS (Cost $159,814,399)		176,010,366

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 5.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	18,211,385	18,211,385
BlackRock Liquidity Funds TempFund - Institutional Shares	447	447
Federated Prime Obligations Fund - Class I	313	313
Fidelity Institutional Prime Money Market Portfolio	713	713
Fidelity Institutional Prime Money Market Portfolio - Class I	271	271
Wells Fargo Advantage Government Money Market Fund - Institutional Class	6,593,388	6,593,388
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $24,806,519)		24,806,519

TOTAL INVESTMENTS — 100.0% (Cost $434,197,308)		$468,206,211

†	See Security Valuation Note.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2011 is $808,418.
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.
LLC	— Limited Liability Company.
Plc	— Public Limited Company.
REMICS	— Real Estate Mortgage Investment Conduits.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$176,010,366	$—	$176,010,366	$—
AGENCY OBLIGATIONS	12,348,551	—	12,348,551	—
ASSET BACKED SECURITIES	2,131,566	—	2,131,566	—
COMMERCIAL MORTGAGE BACKED SECURITIES	9,649,947	—	9,649,947	—
CORPORATE BONDS	90,494,376	—	90,494,376	—
MUNICIPAL NOTE	2,118,914	—	2,118,914	—
MUNICIPAL BONDS	11,086,395	—	11,086,395	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	129,561,166	—	129,561,166	—
COMMERCIAL PAPER	9,998,411	—	9,998,411	—
SHORT-TERM INVESTMENTS	24,806,519	24,806,519	—	—

TOTAL INVESTMENTS	$468,206,211	$24,806,519	$443,399,692	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

High Yield Bond Fund

	Number of Shares	Value†
COMMON STOCKS — 0.6%
Apparel — 0.0%
Anvil Holdings, Inc.*^	831	$2,493

Chemicals — 0.1%
LyondellBasell Industries NV, Class A	5,600	181,944

Electric — 0.2%
The AES Corp.*	19,675	232,952

Entertainment — 0.0%
Lakes Entertainment, Inc.*	12,500	23,500

Lodging — 0.1%
Ameristar Casinos, Inc.	6,675	115,411

Oil & Gas — 0.1%
Anadarko Petroleum Corp.	1,725	131,669

Telecommunications — 0.1%
American Tower Corp., Class A	1,375	82,514
Crown Castle International Corp.*	1,750	78,400

		160,914

TOTAL COMMON STOCKS (Cost $1,177,816)		848,883

PREFERRED STOCKS — 1.4%
Banks — 0.8%
Ally Financial, Inc.	18,150	333,779
Ally Financial, Inc. CONV 144A @	500	358,422
GMAC Capital Trust I	17,375	336,032

		1,028,233

Media — 0.1%
Spanish Broadcasting System, Inc.^	182	127,400

Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV*^~	725	0

Telecommunications — 0.5%
Lucent Technologies Capital Trust I CONV	1,175	721,450

TOTAL PREFERRED STOCKS (Cost $2,309,313)		1,877,083

	Par (000)	Value†
CORPORATE BONDS — 93.9%
Advertising — 0.6%
inVentiv Health, Inc. 144A @
10.000%, 08/15/18	$200	183,000
10.000%, 08/15/18	225	205,875

Lamar Media Corp.
9.750%, 04/01/14	100	112,000
7.875%, 04/15/18	200	212,000

The Interpublic Group of Cos., Inc. 10.000%, 07/15/17	125	142,813

		855,688

	Par (000)	Value†

Aerospace & Defense — 1.1%
BE Aerospace, Inc. 8.500%, 07/01/18	$150	$164,250
Ducommun, Inc. 144A @ 9.750%, 07/15/18	225	232,313
Kratos Defense & Security Solutions, Inc. 10.000%, 06/01/17	350	358,750
Sequa Corp. 144A @
11.750%, 12/01/15	200	213,000
13.500%, 12/01/15	75	80,250
Spirit Aerosystems, Inc. 7.500%, 10/01/17	75	81,375
TransDigm, Inc. 7.750%, 12/15/18	325	349,375

		1,479,313

Airlines — 1.0%
Continental Airlines 2009-2 Class A Pass Through Trust 7.250%, 11/10/19	46	49,355
Continental Airlines 2009-2 Class B Pass Through Trust 9.250%, 05/10/17	42	43,169
Continental Airlines, Inc. 144A @ 6.750%, 09/15/15	350	333,375
Delta Air Lines, Inc. 144A @
9.500%, 09/15/14	158	162,740
12.250%, 03/15/15	625	653,125
United Air Lines, Inc. 144A @ 12.000%, 11/01/13	75	78,187

		1,319,951

Apparel — 0.3%
Hanesbrands, Inc.
8.000%, 12/15/16	100	108,750
6.375%, 12/15/20	175	177,625
Levi Strauss & Co.
8.875%, 04/01/16	50	52,000
7.750%, 05/15/18	125	148,838

		487,213

Auto Manufacturers — 0.6%
Chrysler Group LLC 144A @ 8.250%, 06/15/21	225	204,750
Ford Motor Co. 7.450%, 07/16/31	475	570,000

		774,750

Auto Parts & Equipment — 0.9%
Affinia Group Holdings, Inc. 144A @ 10.750%, 08/15/16	45	48,825
Allison Transmission, Inc. 144A @ 7.125%, 05/15/19	200	196,000
Conti-Gummi Finance BV 144A @ 8.500%, 07/15/15	150	209,183
Pittsburgh Glass Works LLC 144A @ 8.500%, 04/15/16	100	96,250

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Auto Parts & Equipment — (continued)
The Goodyear Tire & Rubber Co.
10.500%, 05/15/16	$30	$33,075
8.750%, 08/15/20	100	110,250
Tomkins LLC 9.000%, 10/01/18	498	552,157

		1,245,740

Banks — 2.3%
Ally Financial, Inc.
6.250%, 12/01/17	25	24,115
8.000%, 03/15/20	125	128,125
7.500%, 09/15/20	325	328,250
8.000%, 11/01/31	300	289,500
CIT Group, Inc.
7.000%, 05/01/16	50	50,000
7.000%, 05/01/17	550	550,000
6.625%, 04/01/18 144A @	700	724,500
Provident Funding Associates LP 144A @
10.250%, 04/15/17	200	186,500
10.125%, 02/15/19	100	77,000
Regions Bank 7.500%, 05/15/18	500	495,000
Synovus Financial Corp. 5.125%, 06/15/17	175	147,875
Zions Bancorporation 7.750%, 09/23/14	150	159,043

		3,159,908

Beverages — 0.1%
Cott Beverages, Inc. 8.375%, 11/15/17	75	80,906

Building Materials — 2.4%
Associated Materials LLC 9.125%, 11/01/17	225	196,312
Building Materials Corp. of America 144A @ 6.750%, 05/01/21	250	262,500
Cemex Finance Europe BV 4.750%, 03/05/14	350	335,210
Cemex Finance LLC 144A @ 9.500%, 12/14/16	360	315,900
Euramax International, Inc. 144A @ 9.500%, 04/01/16	275	214,500
HeidelbergCement Finance BV 8.000%, 01/31/17	50	66,007
Masco Corp.
6.125%, 10/03/16	150	153,930
5.850%, 03/15/17	150	149,733
Nortek, Inc. 144A @
10.000%, 12/01/18	300	284,250
8.500%, 04/15/21	375	316,875
Owens Corning 9.000%, 06/15/19	125	149,132
Ply Gem Industries, Inc. 8.250%, 02/15/18	275	239,594
Reliance Intermediate Holdings LP 144A @ 9.500%, 12/15/19	225	238,500

	Par (000)	Value†

Building Materials — (continued)
Texas Industries, Inc. 9.250%, 08/15/20	$200	$179,000
USG Corp. 144A @ 8.375%, 10/15/18	50	46,000
Xefin Lux SCA 144A @ 8.000%, 06/01/18	100	116,482

		3,263,925

Chemicals — 2.4%
Ashland, Inc. 9.125%, 06/01/17	350	390,250
CF Industries, Inc.
6.875%, 05/01/18	275	314,875
7.125%, 05/01/20	25	29,563

Hexion US Finance Corp.
8.875%, 02/01/18	300	281,250
9.000%, 11/15/20	125	103,125
Huntsman International LLC
8.625%, 03/15/20	75	79,500
8.625%, 03/15/21	425	450,500
Kerling Plc 144A @ 10.625%, 02/01/17	200	229,082
Lyondell Chemical Co. 8.000%, 11/01/17	221	241,442
LyondellBasell Industries NV 144A @
6.000%, 11/15/21	400	415,000
Momentive Performance Materials, Inc.
11.500%, 12/01/16	475	353,875
9.000%, 01/15/21	125	95,000
PolyOne Corp. 7.375%, 09/15/20	150	154,875
Solutia, Inc. 8.750%, 11/01/17	175	191,187

		3,329,524

Coal — 2.1%
Alpha Natural Resources, Inc. 6.250%, 06/01/21	350	339,500
Arch Coal, Inc. 8.750%, 08/01/16	150	163,875
Consol Energy, Inc.
8.000%, 04/01/17	325	355,875
8.250%, 04/01/20	150	165,750
Foresight Energy LLC 144A @ 9.625%, 08/15/17	425	435,625
New World Resources NV 144A @ 7.875%, 05/01/18	150	181,285
Patriot Coal Corp. 8.250%, 04/30/18	225	216,000
Peabody Energy Corp.
7.375%, 11/01/16	300	330,000
6.000%, 11/15/18 144A @	275	280,500
6.250%, 11/15/21 144A @	275	284,625
Penn Virginia Resource Partners LP 8.250%, 04/15/18	200	201,000

		2,954,035

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Commercial Services — 2.8%
ARAMARK Holdings Corp. PIK 144A @ 8.625%, 05/01/16	$250	$257,500
Avis Budget Car Rental LLC
7.625%, 05/15/14	213	215,130
9.625%, 03/15/18	50	51,750
DP World Ltd. 144A @ 6.850%, 07/02/37	210	190,050
FTI Consulting, Inc.
7.750%, 10/01/16	125	129,375
6.750%, 10/01/20	75	77,438
Garda World Security Corp. 144A @ 9.750%, 03/15/17	150	151,500
Hertz Holdings Netherlands BV 144A @ 8.500%, 07/31/15	200	265,968
iPayment, Inc. 144A @ 10.250%, 05/15/18	425	399,500
Jaguar Holding Co. II 144A @ 9.500%, 12/01/19	250	262,500
Lender Processing Services, Inc. 8.125%, 07/01/16	275	270,187
Mac-Gray Corp. 7.625%, 08/15/15	169	173,014
PHH Corp. 9.250%, 03/01/16	275	261,250
RSC Equipment Rental, Inc. 8.250%, 02/01/21	175	177,187
Seminole Indian Tribe of Florida 144A @ 7.750%, 10/01/17	350	364,000
Ticketmaster Entertainment LLC 10.750%, 08/01/16	250	266,250
United Rentals North America, Inc. 10.875%, 06/15/16	325	360,750

		3,873,349

Computers — 0.5%
Brocade Communications Systems, Inc. 6.875%, 01/15/20	75	79,875
iGate Corp. 144A @ 9.000%, 05/01/16	625	645,313
SunGard Data Systems, Inc. 10.250%, 08/15/15	25	25,906

		751,094

Distribution & Wholesale — 0.5%
ACE Hardware Corp. 144A @ 9.125%, 06/01/16	425	450,500
McJunkin Red Man Corp. 9.500%, 12/15/16	300	304,500

		755,000

Diversified Financial Services — 7.4%
Aircastle Ltd.
9.750%, 08/01/18	250	261,875
9.750%, 08/01/18 144A @	50	52,125
CNH Capital LLC 144A @ 6.250%, 11/01/16	425	437,750

	Par (000)	Value†

Diversified Financial Services — (continued)
E*Trade Financial Corp.
7.875%, 12/01/15	$175	$175,875
6.750%, 06/01/16	375	363,750
12.500%, 11/30/17 PIK	998	1,127,740
Fiat Industrial Finance Europe SA 6.250%, 03/09/18	275	306,086
Ford Motor Credit Co. LLC
12.000%, 05/15/15	550	673,744
5.750%, 02/01/21	675	703,438
5.875%, 08/02/21	200	208,442
General Motors Financial Co., Inc. 144A @ 6.750%, 06/01/18	150	153,000
GTP Acquisition Partners I LLC 144A @ 7.628%, 06/15/16	250	244,399
Icahn Enterprises LP 8.000%, 01/15/18	250	260,000
International Lease Finance Corp.
5.750%, 05/15/16	150	139,131
8.875%, 09/01/17	425	439,875
8.250%, 12/15/20	450	454,500
8.625%, 01/15/22	225	227,612
International Lease Finance Corp. 144A @ 6.500%, 09/01/14	215	219,838
Jefferies Group, Inc.
5.125%, 04/13/18	30	26,400
8.500%, 07/15/19	45	45,675
Nuveen Investments, Inc.
5.500%, 09/15/15	750	630,000
10.500%, 11/15/15	775	769,187
10.500%, 11/15/15 144A @	300	294,750
SLM Corp.
5.375%, 05/15/14	300	300,210
5.050%, 11/14/14	100	98,630
6.250%, 01/25/16	225	218,808
8.450%, 06/15/18	400	412,000
Springleaf Finance Corp. 6.900%, 12/15/17	925	666,000
Telenet Finance IIII Luxembourg S.C.A. 144A @ 6.625%, 02/15/21	275	343,461

		10,254,301

Electric — 3.3%
Calpine Corp. 144A @
7.875%, 07/31/20	525	565,687
7.500%, 02/15/21	300	321,000
Dolphin Subsidiary II, Inc. 144A @
6.500%, 10/15/16	325	346,125
7.250%, 10/15/21	550	594,000
EDP Finance BV 144A @ 5.375%, 11/02/12	275	271,601
GenOn Energy, Inc. 9.500%, 10/15/18	850	860,625
NRG Energy, Inc. 7.625%, 01/15/18	150	150,000

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — (continued)
PNM Resources, Inc. 9.250%, 05/15/15	61	67,405
Texas Competitive Electric Holdings Co., LLC
10.250%, 11/01/15	$350	$124,250
10.250%, 11/01/15	175	60,375
11.500%, 10/01/20 144A @	500	424,375
The AES Corp.
9.750%, 04/15/16	350	400,750
7.375%, 07/01/21 144A @	350	377,125

		4,563,318

Electrical Components & Equipment — 0.2%
Anixter, Inc.^ 10.000%, 03/15/14	125	136,563
Coleman Cable, Inc. 9.000%, 02/15/18	200	198,250

		334,813

Electronics — 0.2%
NXP BV 144A @ 9.750%, 08/01/18	250	272,500

Engineering & Construction — 0.4%
Aguila 3 SA 144A @ 7.875%, 01/31/18	325	315,250
Dycom Investments, Inc. 7.125%, 01/15/21	275	277,750

		593,000

Entertainment — 2.4%
AMC Entertainment, Inc.
8.750%, 06/01/19	325	336,375
9.750%, 12/01/20	200	190,000
CCM Merger, Inc. 144A @ 8.000%, 08/01/13	50	48,250
Cedar Fair LP 9.125%, 08/01/18	200	217,500
Cinemark USA, Inc. 7.375%, 06/15/21	75	76,688
Codere Finance Luxembourg SA 144A @ 8.250%, 06/15/15	250	297,677
Lions Gate Entertainment, Inc. 144A @ 10.250%, 11/01/16	275	276,375
MU Finance Plc 144A @ 8.375%, 02/01/17	325	342,062
Palace Entertainment Holdings LLC 144A @ 8.875%, 04/15/17	75	74,438
Pinnacle Entertainment, Inc.
8.625%, 08/01/17	75	79,313
8.750%, 05/15/20	200	196,000
Regal Cinemas Corp. 8.625%, 07/15/19	275	297,000
Regal Entertainment Group 9.125%, 08/15/18	325	348,562
Seneca Gaming Corp. 144A @ 8.250%, 12/01/18	325	317,687
Speedway Motorsports, Inc. 8.750%, 06/01/16	150	163,500

		3,261,427

	Par (000)	Value†

Environmental Control — 0.1%
Darling International, Inc. 8.500%, 12/15/18	$75	$83,250

Food — 2.0%
Bumble Bee Acquisition Corp. 144A @ 9.000%, 12/15/17	165	167,475
Campofrio Food Group SA 144A @ 8.250%, 10/31/16	75	97,069
Del Monte Corp. 7.625%, 02/15/19	500	480,000
JBS USA LLC 11.625%, 05/01/14	150	170,063
Land O’ Lakes Capital Trust I 144A @ 7.450%, 03/15/28	275	263,312
Michael Foods, Inc. 9.750%, 07/15/18	350	368,375
Pilgrim’s Pride Corp. 7.875%, 12/15/18	225	211,500
Pinnacle Foods Finance LLC
9.250%, 04/01/15	250	256,563
10.625%, 04/01/17	125	131,250
8.250%, 09/01/17	325	338,000
R&R Ice Cream Plc 144A @ 8.375%, 11/15/17	100	112,599
U.S. Foodservice, Inc. 144A @ 8.500%, 06/30/19	250	241,875

		2,838,081

Forest Products & Paper — 1.4%
Boise Paper Holdings LLC
9.000%, 11/01/17	100	107,500
8.000%, 04/01/20	125	132,188
Cascades, Inc.
7.750%, 12/15/17	200	198,000
7.875%, 01/15/20	500	485,000
Clearwater Paper Corp.
10.625%, 06/15/16	100	111,500
7.125%, 11/01/18	100	104,000
Domtar Corp.
7.125%, 08/15/15	200	220,000
9.500%, 08/01/16	25	30,000
Exopack Holding Corp. 144A @ 10.000%, 06/01/18	200	200,000
Mercer International, Inc. 9.500%, 12/01/17	325	332,312

		1,920,500

Gas — 0.3%
Sabine Pass LNG LP 7.500%, 11/30/16	425	427,125

Healthcare Products — 1.2%
Accellent, Inc.
8.375%, 02/01/17	50	49,000
10.000%, 11/01/17	275	222,750
Biomet, Inc. 11.625%, 10/15/17	700	759,500

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Products — (continued)
Ontex IV SA 144A @
7.500%, 04/15/18	$350	$398,628
9.000%, 04/15/19	100	88,009
Universal Hospital Services, Inc.
4.121%, 06/01/15•	75	67,687
8.500%, 06/01/15 PIK	50	50,500

		1,636,074

Healthcare Services — 4.7%
AMERIGROUP Corp. 7.500%, 11/15/19	250	257,500
Aviv Healthcare Properties LP 7.750%, 02/15/19	100	98,000
Capella Healthcare, Inc. 9.250%, 07/01/17	350	355,250
Community Health Systems, Inc. 8.875%, 07/15/15	377	389,252
Community Health Systems, Inc. 144A @ 8.000%, 11/15/19	475	479,750
Crown Newco 3 Plc 144A @ 7.000%, 02/15/18	100	139,769
Da Vita, Inc. 6.375%, 11/01/18	200	204,750
HCA, Inc.
9.875%, 02/15/17	114	124,545
8.500%, 04/15/19	375	410,625
7.500%, 02/15/22	500	511,250
Health Management Associates, Inc. 144A @ 7.375%, 01/15/20	200	208,000
IASIS Healthcare LLC 8.375%, 05/15/19	550	479,875
Kindred Healthcare, Inc. 8.250%, 06/01/19	425	357,000
Labco SAS 144A @ 8.500%, 01/15/18	100	98,363
LifePoint Hospitals, Inc. 6.625%, 10/01/20	100	103,625
Multiplan, Inc. 144A @ 9.875%, 09/01/18	325	338,000
Radiation Therapy Services, Inc. 9.875%, 04/15/17	225	168,187
Select Medical Corp. 7.625%, 02/01/15	200	188,000
Tenet Healthcare Corp.
6.250%, 11/01/18 144A @	425	432,437
8.875%, 07/01/19	25	28,063
8.000%, 08/01/20	475	475,594
United Surgical Partners International, Inc. 8.875%, 05/01/17	25	24,938
Universal Health Services, Inc. 7.000%, 10/01/18	75	77,813
Vanguard Health Holding Co. II LLC
8.000%, 02/01/18	375	372,187
7.750%, 02/01/19	200	192,000
Vanguard Health Systems, Inc.+ 9.439%, 02/01/16	11	6,875

		6,521,648

	Par (000)	Value†

Holding Companies — 0.3%
Odeon & UCI Finco Plc 144A @ 9.000%, 08/01/18	$100	$141,710
Polish Television Holding BV STEP 144A @ 11.250%, 05/15/17	75	98,039
Susser Holdings LLC 8.500%, 05/15/16	175	189,000

		428,749

Home Builders — 0.4%
Shea Homes LP / Shea Homes Funding Corp. 144A @ 8.625%, 05/15/19	300	280,500
Standard Pacific Corp.
10.750%, 09/15/16	175	183,750
8.375%, 05/15/18	50	47,500

		511,750

Home Furnishings — 0.1%
Sealy Mattress Co.
8.250%, 06/15/14	75	74,250
10.875%, 04/15/16 144A @	97	105,973

		180,223

Household Products & Wares — 1.1%
ACCO Brands Corp. 10.625%, 03/15/15	75	83,438
Central Garden & Pet Co. 8.250%, 03/01/18	150	147,000
Reynolds Group Issuer, Inc. 144A @
8.750%, 10/15/16	200	210,500
7.125%, 04/15/19	475	483,312
9.000%, 04/15/19	350	332,500
The Scotts Miracle-Gro Co. 7.250%, 01/15/18	100	105,000
Yankee Acquisition Corp. 8.500%, 02/15/15	200	202,000

		1,563,750

Insurance — 1.0%
Assured Guaranty Municipal Holdings, Inc. 144A @• 6.400%, 12/15/66	450	292,500
HUB International Holdings, Inc. 144A @
9.000%, 12/15/14	250	250,625
10.250%, 06/15/15	775	769,187
USI Holdings Corp. 144A @ 9.750%, 05/15/15	125	119,688

		1,432,000

Internet — 0.6%
Earthlink, Inc. 8.875%, 05/15/19	150	138,000
Equinix, Inc.
8.125%, 03/01/18	300	327,000
7.000%, 07/15/21	150	158,250
Netflix, Inc. 8.500%, 11/15/17	150	154,875

		778,125

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Investment Companies — 0.2%
Offshore Group Investments Ltd. 11.500%, 08/01/15	$250	$270,313

Iron & Steel — 1.7%
AK Steel Corp. 7.625%, 05/15/20	200	188,000
Algoma Acquisition Corp. 144A @ 9.875%, 06/15/15	175	150,500
JMC Steel Group, Inc. 144A @ 8.250%, 03/15/18	225	219,375
Ryerson Holding Corp.+ 24.417%, 02/01/15	1,550	689,750
Ryerson, Inc. 12.000%, 11/01/15	375	378,750
Steel Dynamics, Inc.
7.375%, 11/01/12	200	208,250
7.750%, 04/15/16	50	52,125
Tube City IMS Corp. 9.750%, 02/01/15	475	479,750

		2,366,500

Leisure Time — 0.3%
Cirsa Funding Luxembourg SA 144A @ 8.750%, 05/15/18	200	212,257
Easton-Bell Sports, Inc. 9.750%, 12/01/16	50	54,500
NCL Corp. Ltd. 9.500%, 11/15/18	100	104,250

		371,007

Lodging — 1.6%
Ameristar Casinos, Inc. 7.500%, 04/15/21	50	51,500
Caesars Entertainment Operating Co., Inc. 11.250%, 06/01/17	637	676,016
Downstream Development Authority 144A @ 10.500%, 07/01/19	150	141,750
Gaylord Entertainment Co. 6.750%, 11/15/14	200	198,000
MGM Resorts International
13.000%, 11/15/13	150	178,125
10.375%, 05/15/14	125	142,813
11.125%, 11/15/17	225	256,500
9.000%, 03/15/20	150	166,125
Starwood Hotels & Resorts Worldwide, Inc. 7.150%, 12/01/19	150	171,562
Wynn Las Vegas LLC 7.875%, 11/01/17	200	219,500

		2,201,891

Machinery—Construction & Mining — 0.3%
Terex Corp.
10.875%, 06/01/16	25	27,625
8.000%, 11/15/17	400	392,000

		419,625

	Par (000)	Value†

Machinery — Diversified — 0.4%
Case New Holland, Inc. 7.875%, 12/01/17	$250	$282,500
Columbus McKinnon Corp. 7.875%, 02/01/19	100	103,875
The Manitowoc Co., Inc. 8.500%, 11/01/20	125	131,719

		518,094

Media — 6.6%
Bresnan Broadband Holdings LLC 144A @ 8.000%, 12/15/18	200	208,000
Cablevision Systems Corp.
8.625%, 09/15/17	125	138,437
7.750%, 04/15/18	150	159,000
8.000%, 04/15/20	75	80,438
CCH II LLC 13.500%, 11/30/16	57	66,191
CCO Holdings LLC
7.250%, 10/30/17	250	263,437
7.875%, 04/30/18	525	559,781
7.000%, 01/15/19	150	156,375
7.375%, 06/01/20	125	131,875
Cequel Communications Holdings I LLC 144A @ 8.625%, 11/15/17	550	583,000
Clear Channel Communications, Inc.
11.750%, 08/01/16 PIK	450	283,500
7.250%, 10/15/27	100	41,250
CSC Holdings LLC 8.500%, 04/15/14	250	276,562
Cyfrowy Polsat Finance AB 144A @ 7.125%, 05/20/18	100	125,542
DISH DBS Corp.
7.125%, 02/01/16	200	215,500
7.875%, 09/01/19	200	226,000
6.750%, 06/01/21	200	215,500
ION Media Networks, Inc. CONV¤ 11.000%, 07/31/13	1	0
Kabel BW Erste Beteiligungs GmbH 144A @ 7.500%, 03/15/19	125	163,399
LIN Television Corp. 8.375%, 04/15/18	275	267,781
Mediacom Broadband LLC 8.500%, 10/15/15	100	103,000
Nexstar Broadcasting, Inc.
7.000%, 01/15/14 PIK	132	128,863
7.000%, 01/15/14^	43	41,979
8.875%, 04/15/17	125	128,125
Nielsen Finance LLC
11.625%, 02/01/14	244	280,295
11.500%, 05/01/16	16	18,320
7.750%, 10/15/18	100	108,000
Sinclair Television Group, Inc. 144A @ 9.250%, 11/01/17	275	299,750
Sirius XM Radio, Inc. 144A @ 8.750%, 04/01/15	1,000	1,095,000

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Media — (continued)
TVN Finance Corp. II AB 144A @ 10.750%, 11/15/17	$50	$67,301
Unitymedia GmbH 144A 9.625%, 12/01/19	25	33,408
Unitymedia Hessen GmbH & Co. KG 144A @ 8.125%, 12/01/17	275	290,469
Univision Communications, Inc. 144A @
7.875%, 11/01/20	450	456,750
8.500%, 05/15/21	800	728,000
Videotron Ltee
6.875%, 01/15/14	182	182,455
9.125%, 04/15/18	75	82,594
6.875%, 07/15/21 144A @	325	319,018
XM Satellite Radio, Inc. 144A @
13.000%, 08/01/13	500	567,500
7.625%, 11/01/18	125	131,250

		9,223,645

Metal Fabricate/Hardware — 0.2%
Metals USA, Inc. 11.125%, 12/01/15	75	77,906
Severstal Columbus LLC 10.250%, 02/15/18	225	235,688

		313,594

Mining — 1.6%
ALROSA Finance SA 144A @ 7.750%, 11/03/20	225	223,875
FMG Resources August 2006 Pty Ltd. 144A @
7.000%, 11/01/15	350	353,500
8.250%, 11/01/19	350	356,125
Mirabela Nickel Ltd. 144A @ 8.750%, 04/15/18	100	89,750
Novelis, Inc. 8.750%, 12/15/20	175	187,687
Teck Resources Ltd.
9.750%, 05/15/14	93	109,291
10.250%, 05/15/16	29	33,350
Thompson Creek Metals Co., Inc. 7.375%, 06/01/18	150	133,500
Vedanta Resources Plc 144A @
9.500%, 07/18/18	250	215,000
8.250%, 06/07/21	200	155,000
Vulcan Materials Co. 7.500%, 06/15/21	300	324,000

		2,181,078

Miscellaneous Manufacturing — 0.9%
AGY Holding Corp. 11.000%, 11/15/14	125	76,563
Amsted Industries, Inc. 144A @ 8.125%, 03/15/18	225	238,500
Koppers, Inc. 7.875%, 12/01/19	125	132,500
RBS Global, Inc. 8.500%, 05/01/18	525	556,500

	Par (000)	Value†

Miscellaneous Manufacturing — (continued)
Reddy Ice Holdings, Inc. STEP • 10.500%, 11/01/12	$75	$75,000
SPX Corp. 6.875%, 09/01/17	175	189,000

		1,268,063

Office & Business Equipment — 1.1%
CDW LLC
11.500%, 10/12/15 PIK	225	236,250
12.535%, 10/12/17	975	979,875
8.000%, 12/15/18	25	26,062
8.500%, 04/01/19	350	352,625

		1,594,812

Oil & Gas — 9.3%
Alta Mesa Holdings 9.625%, 10/15/18	425	412,250
Anadarko Petroleum Corp. 6.375%, 09/15/17	280	324,558
Antero Resources Finance Corp.
9.375%, 12/01/17	600	648,000
7.250%, 08/01/19 144A @	250	256,250
Berry Petroleum Co.
10.250%, 06/01/14	125	141,406
8.250%, 11/01/16	250	260,000
6.750%, 11/01/20	25	25,250
Bill Barrett Corp.
9.875%, 07/15/16	50	55,000
7.625%, 10/01/19	350	365,750
Calumet Specialty Products Partners LP 144A @
9.375%, 05/01/19	250	242,500
9.375%, 05/01/19	75	72,000
Carrizo Oil & Gas, Inc. 144A @ 8.625%, 10/15/18	225	226,125
Chesapeake Energy Corp.
9.500%, 02/15/15	450	515,250
6.625%, 08/15/20	25	26,813
Chesapeake Oilfield Operating LLC 144A @ 6.625%, 11/15/19	250	260,000
Clayton Williams Energy, Inc. 144A @ 7.750%, 04/01/19	375	358,125
Concho Resources, Inc.
8.625%, 10/01/17	275	300,437
7.000%, 01/15/21	150	161,063
Connacher Oil & Gas Ltd. 144A @ 8.500%, 08/01/19	600	543,000
Continental Resources, Inc. 7.125%, 04/01/21	150	162,750
Denbury Resources, Inc.
9.750%, 03/01/16	175	192,937
8.250%, 02/15/20	274	306,195
Encore Acquisition Co. 9.500%, 05/01/16	75	82,688
EXCO Resources, Inc. 7.500%, 09/15/18	750	708,750
Goodrich Petroleum Corp. 144A @ 8.875%, 03/15/19	200	200,000

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas — (continued)
Hilcorp Energy I LP 144A @ 8.000%, 02/15/20	$225	$240,750
MEG Energy Corp. 144A @ 6.500%, 03/15/21	200	204,500
Newfield Exploration Co.
6.875%, 02/01/20	270	288,900
5.750%, 01/30/22	225	243,000
Oasis Petroleum, Inc.
7.250%, 02/01/19	125	129,375
6.500%, 11/01/21	225	223,312
Penn Virginia Corp.
10.375%, 06/15/16	300	319,500
7.250%, 04/15/19	300	279,000
Petroleos de Venezuela SA 144A @ 8.500%, 11/02/17	650	490,100
Petroplus Finance Ltd. 144A @
7.000%, 05/01/17	75	37,125
9.375%, 09/15/19	375	189,375
Plains Exploration & Production Co. 6.750%, 02/01/22	200	209,500
Precision Drilling Corp. 6.625%, 11/15/20	200	204,500
Quicksilver Resources, Inc.
11.750%, 01/01/16	375	425,625
9.125%, 08/15/19	75	79,500
Range Resources Corp. 6.750%, 08/01/20	325	360,750
SM Energy Co. 144A @
6.625%, 02/15/19	250	257,500
6.500%, 11/15/21	150	154,500
Swift Energy Co.
8.875%, 01/15/20	225	236,250
7.875%, 03/01/22 144A @	250	246,875
Transocean, Inc.
5.050%, 12/15/16	150	153,161
6.375%, 12/15/21	170	180,690
Unit Corp. 6.625%, 05/15/21	350	350,000
Whiting Petroleum Corp. 6.500%, 10/01/18	25	26,125
WPX Energy, Inc. 144A @ 6.000%, 01/15/22	500	511,875

		12,888,885

Oil & Gas Services — 1.8%
Cie Generale de Geophysique-Veritas
9.500%, 05/15/16	50	54,000
6.500%, 06/01/21	200	194,000
Exterran Holdings, Inc. 7.250%, 12/01/18	650	617,500
Frac Tech Services LLC 144A @ 7.625%, 11/15/18	300	314,250
Global Geophysical Services, Inc. 10.500%, 05/01/17	125	117,500
Helix Energy Solutions Group, Inc. 144A @ 9.500%, 01/15/16	250	260,000

	Par (000)	Value†

Oil & Gas Services — (continued)
Petroleum Geo-Services ASA 144A @ 7.375%, 12/15/18	$300	$306,000
SESI LLC
6.375%, 05/01/19	350	356,125
7.125%, 12/15/21 144A @	300	315,000

		2,534,375

Packaging and Containers — 1.2%
AEP Industries, Inc. 8.250%, 04/15/19	150	152,250
Ball Corp. 7.375%, 09/01/19	100	109,500
BWAY Holding Co. 10.000%, 06/15/18	150	159,750
Clondalkin Acquisition BV 144A @• 2.546%, 12/15/13	50	46,500
Crown Americas LLC 7.625%, 05/15/17	100	109,125
Crown European Holdings SA 144A @ 7.125%, 08/15/18	100	131,042
Graphic Packaging International, Inc.
9.500%, 06/15/17	175	191,625
7.875%, 10/01/18	200	213,000
Plastipak Holdings, Inc. 144A @ 10.625%, 08/15/19	125	138,125
Rexam Plc 6.750%, 06/29/67	100	116,432
Sealed Air Corp.
7.875%, 06/15/17	100	105,477
8.125%, 09/15/19 144A @	175	191,625

		1,664,451

Pharmaceuticals — 0.8%
Capsugel FinanceCo SCA 144A @ 9.875%, 08/01/19	200	261,438
Grifols, Inc. 8.250%, 02/01/18	150	157,500
Mylan, Inc. 144A @ 7.625%, 07/15/17	125	136,406
Valeant Pharmaceuticals International 144A @ 6.875%, 12/01/18	275	274,313
Warner Chilcott Co. LLC 7.750%, 09/15/18	225	229,781

		1,059,438

Pipelines — 1.1%
El Paso Corp.
8.250%, 02/15/16	100	109,500
7.750%, 01/15/32	250	288,750
El Paso Energy Corp. 7.800%, 08/01/31	75	86,438
Energy Transfer Equity LP 7.500%, 10/15/20	525	573,562
Kinder Morgan Finance Co. LLC
5.700%, 01/05/16	150	153,375
6.000%, 01/15/18 144A @	150	152,625

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pipelines — (continued)
Regency Energy Partners LP 6.875%, 12/01/18	$175	$185,937

		1,550,187

Real Estate — 1.4%
CB Richard Ellis Services, Inc.
11.625%, 06/15/17	125	144,063
6.625%, 10/15/20	175	179,375
Host Hotels & Resorts LP
6.750%, 06/01/16	225	231,187
5.875%, 06/15/19 144A @	225	228,937
6.000%, 10/01/21 144A @	150	153,750
MPT Operating Partnership LP 6.875%, 05/01/21	225	223,031
Omega Healthcare Investors, Inc. 6.750%, 10/15/22	175	175,875
Reckson Operating Partnership LP 6.000%, 03/31/16	75	77,816
Rouse Co. LP
6.750%, 05/01/13 144A @	50	50,438
6.750%, 11/09/15	400	404,500
Ventas Realty LP 6.500%, 06/01/16	25	25,774

		1,894,746

Retail — 3.2%
Academy Ltd. 144A @ 9.250%, 08/01/19	475	469,062
CKE Restaurants, Inc. 11.375%, 07/15/18	275	299,750
Claire’s Stores, Inc.
9.625%, 06/01/15 PIK	79	62,324
8.875%, 03/15/19	275	209,000
DineEquity, Inc. 9.500%, 10/30/18	375	402,656
Ferrellgas LP 6.500%, 05/01/21	325	286,000
Fiesta Restaurant Group 144A @ 8.875%, 08/15/16	200	201,000
Inergy LP
7.000%, 10/01/18	300	304,500
6.875%, 08/01/21	37	37,185
JC Penney Corp., Inc. 7.125%, 11/15/23	50	49,875
QVC, Inc. 144A @
7.125%, 04/15/17	250	265,000
7.500%, 10/01/19	225	241,313
Rite Aid Corp.
8.625%, 03/01/15	275	265,375
10.375%, 07/15/16	200	212,500
9.500%, 06/15/17	100	91,250
10.250%, 10/15/19	225	248,062
8.000%, 08/15/20	50	55,250
The Neiman Marcus Group, Inc. 10.375%, 10/15/15	50	51,938
Toys R Us Property Co. II LLC 8.500%, 12/01/17	175	181,125

	Par (000)	Value†

Retail — (continued)
Toys R Us, Inc. 7.375%, 10/15/18	$175	$157,063
Wendy’s/Arby’s Group LLC 10.000%, 07/15/16	350	385,000

		4,475,228

Savings & Loans — 0.2%
Amsouth Bank 5.200%, 04/01/15	250	232,500

Semiconductors — 0.8%
Advanced Micro Devices, Inc.
8.125%, 12/15/17	275	285,312
7.750%, 08/01/20	50	51,375
Freescale Semiconductor, Inc.
10.125%, 03/15/18 144A @	88	95,920
8.050%, 02/01/20	50	47,000
MEMC Electronic Materials, Inc. 7.750%, 04/01/19	375	270,938
Sensata Technologies BV 144A @ 6.500%, 05/15/19	300	297,750

		1,048,295

Software — 2.0%
Aspect Software, Inc. 10.625%, 05/15/17	100	103,750
Eagle Parent, Inc. 144A @ 8.625%, 05/01/19	375	358,125
Fidelity National Information Services, Inc.
7.625%, 07/15/17	200	216,500
7.625%, 07/15/17 144A @	75	80,812
7.875%, 07/15/20	150	162,000
First Data Corp.
11.250%, 03/31/16	625	518,750
7.375%, 06/15/19 144A @	275	258,500
8.875%, 08/15/20 144A @	300	300,000
12.625%, 01/15/21 144A @	450	391,500
JDA Software Group, Inc. 8.000%, 12/15/14	125	135,469
Lawson Software, Inc. 144A @ 11.500%, 07/15/18	100	97,000
MedAssets, Inc. 8.000%, 11/15/18	225	220,500

		2,842,906

Storage & Warehousing — 0.4%
Niska Gas Storage US LLC 8.875%, 03/15/18	550	537,625

Telecommunications — 11.1%
Avaya, Inc.
9.750%, 11/01/15	50	45,000
10.125%, 11/01/15 PIK	1,225	1,102,500
CC Holdings GS LLC 144A @ 7.750%, 05/01/17	175	188,563
Cincinnati Bell, Inc. 7.000%, 02/15/15	175	175,656

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Telecommunications — (continued)
Clearwire Communications LLC 144A @ 12.000%, 12/01/15	$150	$143,625
CommScope, Inc. 144A @ 8.250%, 01/15/19	800	800,000
Cricket Communications, Inc.
10.000%, 07/15/15	225	225,000
7.750%, 05/15/16	125	129,063
7.750%, 10/15/20	425	371,875
Crown Castle International Corp. 9.000%, 01/15/15	350	379,312
Digicel Group Ltd. 144A @
8.250%, 09/01/17	225	226,125
10.500%, 04/15/18	200	201,000
EH Holding Corp. 144A @
6.500%, 06/15/19	350	364,875
7.625%, 06/15/21	325	341,250
GCI, Inc. 6.750%, 06/01/21	200	195,000
GeoEye, Inc. 9.625%, 10/01/15	75	82,125
Goodman Networks, Inc. 144A @ 12.125%, 07/01/18	225	214,875
Intelsat Jackson Holdings SA
7.250%, 04/01/19 144A @	100	101,500
8.500%, 11/01/19	600	636,000
7.250%, 10/15/20	75	76,125
Intelsat Luxembourg SA
11.250%, 02/04/17	675	653,062
11.500%, 02/04/17 PIK	125	120,625
11.500%, 02/04/17 PIK 144A @	500	482,500
Level 3 Communications, Inc. 11.875%, 02/01/19	225	239,625
Level 3 Financing, Inc.
8.750%, 02/15/17	125	127,188
9.375%, 04/01/19	475	495,781
MetroPCS Wireless, Inc. 7.875%, 09/01/18	600	608,250
Nextel Communications, Inc. 7.375%, 08/01/15	700	640,500
NII Capital Corp.
8.875%, 12/15/19	225	236,812
7.625%, 04/01/21	300	297,750
PAETEC Holding Corp.
8.875%, 06/30/17	175	189,000
9.875%, 12/01/18	150	165,000
Qwest Communications International, Inc. 8.000%, 10/01/15	225	239,714
Qwest Corp. 8.375%, 05/01/16	75	85,903
Sable International Finance Ltd. 144A @ 7.750%, 02/15/17	150	150,000
Satmex Escrow SA de CV 9.500%, 05/15/17	25	25,500
SBA Telecommunications, Inc. 8.250%, 08/15/19	100	108,750

	Par (000)	Value†

Telecommunications — (continued)
Sprint Nextel Corp. 144A @
9.000%, 11/15/18	$700	$735,000
11.500%, 11/15/21	200	198,000
Syniverse Holdings, Inc. 9.125%, 01/15/19	275	290,125
Telesat Canada
11.000%, 11/01/15	325	348,969
12.500%, 11/01/17	400	447,000
Trilogy International Partners LLC 144A @ 10.250%, 08/15/16	125	114,375
UPC Holding BV 144A @
9.875%, 04/15/18	275	293,219
8.375%, 08/15/20	125	152,478
UPCB Finance Ltd. 144A @ 7.625%, 01/15/20	75	95,855
UPCB Finance V Ltd. 144A @ 7.250%, 11/15/21	150	151,875
Viasat, Inc. 8.875%, 09/15/16	100	102,750
Virgin Media Finance Plc 9.500%, 08/15/16	200	224,500
West Corp.
8.625%, 10/01/18	475	479,750
7.875%, 01/15/19	175	173,688
Wind Acquisition Holdings Finance SA PIK 144A @ 12.250%, 07/15/17	138	101,426
Windstream Corp.
8.125%, 08/01/13	25	26,750
7.875%, 11/01/17	600	649,500

		15,450,689

Transportation — 0.9%
DP World Sukuk Ltd. 144A @ 6.250%, 07/02/17	670	678,375
Florida East Coast Holdings Corp. PIK 10.500%, 08/01/17	132	103,008
Florida East Coast Railway Corp. 8.125%, 02/01/17	150	148,125
Kansas City Southern de Mexico SA de CV
8.000%, 02/01/18	225	246,375
6.125%, 06/15/21	125	128,438

		1,304,321

Trucking and Leasing — 0.1%
Maxim Crane Works LP 144A @ 12.250%, 04/15/15	125	112,500

TOTAL CORPORATE BONDS (Cost $129,982,652)		130,255,798

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

High Yield Bond Fund

	Number of Shares	Value†
WARRANTS — 0.0%
Anvil Holdings, Inc., Class A^	9,238	185
Anvil Holdings, Inc., Class B^	10,264	102

Total WARRANTS (Cost $0)		287

SHORT-TERM INVESTMENTS — 4.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	67,679	$67,679
T. Rowe Price Reserve Investment Fund	5,643,507	5,643,507

TOTAL SHORT-TERM INVESTMENTS (Cost $5,711,186)		5,711,186

TOTAL INVESTMENTS — 100.0% (Cost $139,180,967)		$138,693,237

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
^	Illiquid security. The total market value of illiquid securities at December 31, 2011 is $308,722.
•	Variable Rate Security.
¤	Defaulted Security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2011 is $0.
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

Plc — Public Limited Company.

STEP — Step Coupon Bond.

Country Weightings as of 12/31/2011††
United States	87%
Bermuda	2
Canada	2
Luxembourg	2
Netherlands	2
Cayman Islands	1
United Kingdom	1
Other	3

Total	100%

†† % of total investments as of December 31, 2011

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Apparel	$2,493	$—	$2,493	$—
Chemicals	181,944	181,944	—	—
Electric	232,952	232,952	—	—
Entertainment	23,500	23,500	—	—
Lodging	115,411	115,411	—	—
Oil & Gas	131,669	131,669	—	—
Telecommunications	160,914	160,914	—	—
PREFERRED STOCKS
Banks	1,028,233	1,028,233	—	—
Media	127,400		127,400	—
Packaging and Containers	—	—	—	—
Telecommunications	721,450	721,450		—
CORPORATE BONDS	130,255,798	—	130,255,798	—
WARRANTS	287	—	287	—
SHORT-TERM INVESTMENTS	5,711,186	5,711,186	—	—
TOTAL INVESTMENTS	$138,693,237	$8,307,259	$130,385,978	$—

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2010*	$—
Sales	(4,500)
Realized Gain (Loss)	(145,500)
Change in Appreciation/(Depreciation)	150,000

Balance as of 12/31/2011	—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

*	Includes a security held at December 31, 2010 with a fair valuation of $0.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Flexibly Managed Fund

	Number of Shares	Value†
COMMON STOCKS — 65.7%
Aerospace & Defense — 2.7%
Lockheed Martin Corp.	42,300	$3,422,070
United Technologies Corp.	575,900	42,092,531

		45,514,601

Agriculture — 0.7%
Philip Morris International, Inc.	149,400	11,724,912

Auto Manufacturers — 0.8%
General Motors Co.*	655,200	13,280,904

Auto Parts & Equipment — 1.2%
Delphi Automotive Plc	473,700	10,203,498
TRW Automotive Holdings Corp.*	308,100	10,044,060

		20,247,558

Banks — 5.6%
JPMorgan Chase & Co.	560,800	18,646,600
KeyCorp	1,109,600	8,532,824
Northern Trust Corp.	210,400	8,344,464
U.S. Bancorp	1,858,200	50,264,310
Wells Fargo & Co.	258,600	7,127,016

		92,915,214

Beverages — 0.9%
Coca-Cola Enterprises, Inc.	35,400	912,612
PepsiCo, Inc.	221,500	14,696,525

		15,609,137

Chemicals — 0.5%
Potash Corp. of Saskatchewan, Inc.	209,800	8,660,544

Commercial Services — 0.0%
Moody’s Corp.	3,200	107,776

Computers — 4.1%
Accenture Plc, Class A	216,100	11,503,003
Apple, Inc.*	70,500	28,552,500
Hewlett-Packard Co.	185,800	4,786,208
International Business Machines Corp.	126,300	23,224,044

		68,065,755

Cosmetics & Personal Care — 1.3%
The Procter & Gamble Co.	337,682	22,526,766

Distribution & Wholesale — 0.4%
Mitsubishi Corp.	292,300	5,891,236

Diversified Financial Services — 1.8%
BlackRock, Inc.	81,500	14,526,560
Franklin Resources, Inc.	48,500	4,658,910
Invesco Ltd.	532,108	10,690,050

		29,875,520

Electric — 2.3%
Edison International	284,400	11,774,160
Entergy Corp.	60,800	4,441,440
MDU Resources Group, Inc.	235,700	5,058,122
PG&E Corp.	185,800	7,658,676
The AES Corp.*	757,500	8,968,800

		37,901,198

	Number of Shares	Value†

Electronics — 4.4%
TE Connectivity Ltd.	437,025	$13,464,740
Thermo Fisher Scientific, Inc.*	1,349,300	60,678,021

		74,142,761

Food — 3.3%
General Mills, Inc.	833,128	33,666,703
Kellogg Co.	426,500	21,568,105

		55,234,808

Healthcare Products — 0.5%
Covidien Plc	178,900	8,052,289
Henry Schein, Inc.*	9,578	617,111

		8,669,400

Healthcare Services — 1.6%
Laboratory Corp. of America Holdings*	87,400	7,513,778
Quest Diagnostics, Inc.	344,600	20,007,476

		27,521,254

Insurance — 0.5%
AON Corp.	177,900	8,325,720

Internet — 1.8%
Google, Inc., Class A*	47,200	30,486,480

Leisure Time — 0.4%
Carnival Corp.	230,500	7,523,520

Media — 2.6%
The Walt Disney Co.	905,200	33,945,000
Time Warner, Inc.	267,466	9,666,221

		43,611,221

Miscellaneous Manufacturing — 6.4%
Cooper Industries Plc	630,228	34,126,846
Danaher Corp.	766,278	36,045,717
Ingersoll-Rand Plc	870,600	26,527,182
Pall Corp.	175,200	10,012,680

		106,712,425

Oil & Gas — 3.0%
Apache Corp.	84,000	7,608,720
EOG Resources, Inc.	117,700	11,594,627
Exxon Mobil Corp.	108,300	9,179,508
Nexen, Inc.	545,900	8,685,269
The Williams Cos., Inc.	342,900	11,322,558
Whiting Petroleum Corp.*	1,300	60,697
WPX Energy, Inc.	136,400	2,478,388

		50,929,767

Oil & Gas Services — 0.6%
Weatherford International Ltd.*	647,600	9,480,864

Packaging and Containers — 0.3%
Crown Holdings, Inc.*	155,000	5,204,900

Pharmaceuticals — 3.8%
AmerisourceBergen Corp.	83,800	3,116,522
Pfizer, Inc.	2,763,608	59,804,477

		62,920,999

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Flexibly Managed Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pipelines — 3.5%
El Paso Corp.	1,139,900	$30,287,143
Spectra Energy Corp.	907,295	27,899,321

		58,186,464

Retail — 3.7%
Dollar General Corp.*	285,700	11,753,698
Kohl’s Corp.	690,500	34,076,175
Lowe’s Cos., Inc.	265,900	6,748,542
O’Reilly Automotive, Inc.*	105,800	8,458,710

		61,037,125

Semiconductors — 1.1%
Analog Devices, Inc.	106,555	3,812,538
Texas Instruments, Inc.	484,500	14,103,795

		17,916,333

Software — 1.4%
Autodesk, Inc.*	53,400	1,619,622
Fiserv, Inc.*	364,400	21,404,856

		23,024,478

Telecommunications — 4.2%
Amdocs Ltd.*	418,000	11,925,540
AT&T, Inc.	1,632,000	49,351,680
Cisco Systems, Inc.	495,300	8,955,024

		70,232,244

Toys, Games & Hobbies — 0.3%
Mattel, Inc.	160,500	4,455,480

TOTAL COMMON STOCKS (Cost $953,245,737)		1,097,937,364

	Par (000)	Value†
REAL ESTATE INVESTMENT TRUSTS —0.1%
Industrial — 0.1%
Boston Properties LP (Cost $1,235,703)	$1,240,000	1,266,142

	Number of Shares	Value†
PREFERRED STOCKS — 1.7%
Auto Manufacturers — 0.4%
General Motors Co.CONV	163,000	5,582,750

Banks — 0.1%
Wells Fargo & Co. CONV	1,300	1,370,200

Diversified Financial Services — 0.4%
AMG Capital Trust I CONV	161,100	7,108,537

Electric — 0.3%
PPL Corp.	98,100	5,444,550

	Number of Shares	Value†

Finance — 0.0%
Federal National Mortgage Association CONV	70	$350,000

Food — 0.1%
Heinz Finance Co. (H.J.) CONV 144A @	15	1,562,813

Housewares — 0.4%
Newell Financial Trust I CONV	159,100	6,721,975

TOTAL PREFERRED STOCKS (Cost $36,557,187)		28,140,825

	Par (000)	Value†
CORPORATE BONDS — 8.4%
Advertising — 0.2%
Lamar Media Corp. 9.750%, 04/01/14	$2,730	3,057,600

Airlines — 0.4%
American Airlines 2009-1A Pass Through Trust 10.375%, 07/02/19	413	433,641
Continental Airlines 2009-1 Class A Pass Through Trust 9.000%, 07/08/16	912	1,003,270
Continental Airlines 2009-2 Class A Pass Through Trust 7.250%, 11/10/19	760	809,426
Continental Airlines, Inc. 144A 6.750%, 09/15/15 @	890	847,725
Delta Air Lines 2011-1, Pass Through Trust 5.300%, 04/15/19	715	736,450
Delta Air Lines, Inc. 7.750%, 12/17/19	781	839,304
US Airways 2010-1 Class A, Pass Through Trust 6.250%, 04/22/23	2,390	2,211,005
US Airways 2010-1 Class B, Pass Through Trust 8.500%, 04/22/17	352	334,761

		7,215,582

Banks — 0.0%
Regions Bank 7.500%, 05/15/18	90	89,100
Synovus Financial Corp. 5.125%, 06/15/17	105	88,725

		177,825

Beverages — 0.1%
Pernod-Ricard SA 144A 5.750%, 04/07/21@	1,170	1,319,995

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Chemicals — 0.1%
Ecolab, Inc. 4.350%, 12/08/21	$1,350	$1,441,650

Coal — 0.5%
Consol Energy, Inc. 8.000%, 04/01/17	5,600	6,132,000
Peabody Energy Corp.
7.375%, 11/01/16	830	913,000
6.500%, 09/15/20	870	913,500
4.750%, 12/15/41 CONV	1,044	1,064,880

		9,023,380

Commercial Services — 0.1%
Verisk Analytics, Inc. 4.875%, 01/15/19	1,360	1,372,104

Diversified Financial Services — 1.3%
CNH Capital LLC 6.250%, 11/01/16 @	700	721,000
Ford Motor Credit Co. LLC
3.875%, 01/15/15	4,530	4,513,094
6.625%, 08/15/17	1,400	1,523,983
5.875%, 08/02/21	1,600	1,667,533
International Lease Finance Corp. 144A @
6.500%, 09/01/14	8,130	8,312,925
6.750%, 09/01/16	2,270	2,326,750
7.125%, 09/01/18	1,550	1,604,250
Janus Capital Group, Inc. STEP 6.700%, 06/15/17	1,850	1,963,194

		22,632,729

Electric — 0.5%
Calpine Construction Finance Co. LP 144A 8.000%, 06/01/16 @	2,800	3,024,000
Calpine Corp. 144A 7.500%, 02/15/21 @	1,275	1,364,250
Nisource Finance Corp. 4.450%, 12/01/21	905	924,749
Otter Tail Corp. 9.000%, 12/15/16	890	956,750
Tucson Electric Power Co. 5.150%, 11/15/21	1,360	1,443,837

		7,713,586

Forest Products & Paper — 0.1%
Georgia-Pacific LLC 144A 8.250%, 05/01/16 @	800	888,768

Healthcare Services — 0.0%
Health Management Associates, Inc. 144A 3.750%, 05/01/28 @	716	734,795

Lodging — 0.4%
MGM Resorts International
13.000%, 11/15/13	1,690	2,006,875
10.375%, 05/15/14	770	879,725
9.000%, 03/15/20	600	664,500

	Par (000)	Value†

Lodging — (continued)
Wynn Las Vegas LLC 7.750%, 08/15/20	$2,270	$2,519,700

		6,070,800

Media — 0.1%
CCH II LLC 13.500%, 11/30/16	602	694,997
Sirius XM Radio, Inc. 144A 9.750%, 09/01/15 @	100	108,500
Time Warner, Inc. 5.875%, 11/15/16	905	1,044,575
Univision Communications, Inc. 144A 7.875%, 11/01/20 @	350	355,250

		2,203,322

Miscellaneous Manufacturing — 0.2%
Actuant Corp. CONV 2.000%, 11/15/23	272	327,760
RBS Global, Inc. 8.500%, 05/01/18	1,330	1,409,800
Tyco Electronics Group SA 6.000%, 10/01/12	1,750	1,811,406

		3,548,966

Oil & Gas — 1.2%
Denbury Resources, Inc. 8.250%, 02/15/20	1,125	1,257,187
EQT Corp.
6.500%, 04/01/18	1,620	1,806,310
4.875%, 11/15/21	8,005	8,080,591
Forest Oil Corp. 8.500%, 02/15/14	925	1,008,250
Noble Energy, Inc. 4.150%, 12/15/21	1,350	1,396,566
PetroHawk Energy Corp. 10.500%, 08/01/14	75	83,438
Plains Exploration & Production Co. 6.750%, 02/01/22	2,150	2,252,125
QEP Resources, Inc. 6.875%, 03/01/21	475	511,812
Questar Market Resources, Inc. 6.800%, 03/01/20	440	470,800
Quicksilver Resources, Inc. 11.750%, 01/01/16	1,200	1,362,000
Range Resources Corp.
8.000%, 05/15/19	750	836,250
5.750%, 06/01/21	450	487,125
Whiting Petroleum Corp. 6.500%, 10/01/18	225	235,125

		19,787,579

Oil & Gas Services — 0.3%
Oil States International, Inc. CONV 2.375%, 07/01/25	1,767	4,256,261

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Packaging and Containers — 0.0%
Ball Corp. 7.375%, 09/01/19	$50	$54,750
Silgan Holdings, Inc. 7.250%, 08/15/16	375	400,312

		455,062

Pipelines — 0.1%
Energy Transfer Equity LP 7.500%, 10/15/20	1,690	1,846,325

Real Estate — 0.1%
Host Hotels & Resorts LP 144A 5.875%, 06/15/19@	1,800	1,831,500

Real Estate Investment Trusts — 0.3%
Host Hotels & Resorts LP CONV 144A 2.625%, 04/15/27@	5,153	5,165,882

Retail — 0.9%
Dollar General Corp. PIK 11.875%, 07/15/17	1,225	1,353,625
Group 1 Automotive, Inc. CONV
3.000%, 03/15/20 144A @	1,830	2,747,287
2.250%, 06/15/36•	7,024	7,383,980
Mattel, Inc. 2.500%, 11/01/16	230	231,478
Penske Auto Group, Inc. 7.750%, 12/15/16	2,125	2,178,125
Rite Aid Corp. 10.375%, 07/15/16	1,225	1,301,563

		15,196,058

Semiconductors — 0.3%
Xilinx, Inc. CONV 3.125%, 03/15/37	4,265	4,840,775

Software — 0.1%
First Data Corp. 144A 7.375%, 06/15/19@	1,750	1,645,000

Telecommunications — 1.1%
American Tower Corp. 4.500%, 01/15/18	1,410	1,434,341
CC Holdings GS LLC 144A 7.750%, 05/01/17@	3,655	3,938,262
Crown Castle International Corp.
9.000%, 01/15/15	500	541,875
7.125%, 11/01/19	1,050	1,134,000
Nextel Communications, Inc. 5.950%, 03/15/14	1,625	1,568,125
SBA Communications Corp. CONV 1.875%, 05/01/13	959	1,082,471
SBA Telecommunications, Inc.
8.000%, 08/15/16	300	323,250
8.250%, 08/15/19	225	244,688
Sprint Capital Corp. 6.900%, 05/01/19	300	246,750

	Par (000)	Value†

Telecommunications — (continued)
Sprint Nextel Corp. 144A @
9.000%, 11/15/18	$6,790	$7,129,500
11.500%, 11/15/21	450	445,500

		18,088,762

TOTAL CORPORATE BONDS (Cost $128,089,320)		140,514,306

LOAN AGREEMENTS — 10.7%
Aerospace & Defense — 0.0%
Delos Aircraft, Inc. 7.000%, 03/17/16•	450	450,752

Auto Parts & Equipment — 1.2%
Autoparts Holdings, Inc. 0.000%, 07/29/17•	2,594	2,588,105
Federal Mogul Corp.
12/27/14, 2.207-2.2175% ‡	10,988	10,139,896
12/27/15, 2.208-2.218% •	8,406	7,757,270

		20,485,271

Banks — 0.5%
Cedar Fair Bank 4.000%, 12/15/17•	3,223	3,214,455
Fidelity National Bank 5.250%, 07/18/16	3,000	2,992,950
FleetPride Corp. 6.750%, 12/06/17	1,625	1,609,774

		7,817,179

Diversified Financial Services — 1.5%
Fifth Third Bank 4.500%, 11/18/16•	8,664	8,624,734
International Lease Finance Corp. 6.750%, 03/17/15•	2,275	2,275,569
MSCII, Inc. • 3.750%, 03/14/17	3,100	3,112,881
Nuveen Investments
11/13/14, 3.424 - 3.579% •	1,885	1,796,794
12.500%, 07/31/15	2,250	2,322,562
05/13/17, 5.925-6.079% •	2,203	2,112,384
Pinnacle Foods Finance LLC•
04/02/14, 2.771-2.872%	2,441	2,382,461
04/02/14, 6.000-6.500%	478	477,970
WorldPay 0.000%, 11/30/17‡	1,425	1,402,912

		24,508,267

Engineering & Construction — 0.3%
CSC Holdings, Inc. 2.044%, 03/29/16•	4,632	4,553,560

Food Service — 2.1%
Dineequity, Inc. 4.250-5.250%, 10/19/17•	6,024	5,928,587
Dunkin Brands, Inc. 4.000%, 11/23/17‡	30,582	30,049,941

		35,978,528

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Flexibly Managed Fund

	Par (000)	Value†
LOAN AGREEMENTS — (continued)
Healthcare Products — 0.4%
Bausch & Lomb, Inc. 3.435-3.496%, 04/24/15‡	$6,694	$6,524,927

Healthcare Services — 0.5%
HCA, Inc. 1.546%, 11/17/12•	5,082	5,040,305
Health Management Assoc. 4.500%, 11/01/18	3,250	3,231,150

		8,271,455

Household Products & Wares — 0.3%
Reynolds Consumer Products Holding, Inc. 6.500%, 02/09/18•	3,142	3,118,926
Reynolds Group Holdings, Inc. 6.500%, 08/09/18•	1,974	1,959,143

		5,078,069

Media — 0.9%
CCO Holdings LLC 2.796%, 09/06/14•	500	481,250
Charter Communications Operating LLC•
2.300%, 03/06/14	15	14,773
7.250%, 03/06/14	41	40,465
3.830%, 09/06/16	4,351	4,247,409
Univision Communications, Inc. 4.546%, 03/31/17•	11,067	9,833,592

		14,617,489

Miscellaneous Manufacturing — 0.4%
Colfax Corp. 0.000%, 09/12/18	5,400	5,398,326
Rexnord LLC 0.000%, 07/19/13•	1,750	1,720,827

		7,119,153

Retail — 0.6%
Dollar General Corp. 3.178-3.558%, 07/06/14•	7,679	7,665,862
Rite Aid Corp. 4.500%, 03/03/18•	2,750	2,613,875

		10,279,737

Software — 1.0%
First Data Corp.
3.044%, 09/24/14	5,566	5,040,901
3.044%, 09/24/14•	8,723	7,900,240
Interactive Data Corp. 4.500%, 02/11/18•	3,379	3,320,101

		16,261,242

Telecommunications — 1.0%
Intelsat Corp. 5.250%, 04/02/18‡	16,353	16,210,324
SBA Communications Corp. 3.750%, 06/30/18•	945	938,160

		17,148,484

TOTAL LOAN AGREEMENTS (Cost $178,397,258)		179,094,113

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 13.4%
T. Rowe Price Reserve Investment Fund (Cost $224,263,814)	224,264,000	$224,263,814

TOTAL INVESTMENTS — 100.0% (Cost $1,521,789,019)		$1,671,216,564

	Number of Contracts	Value†
WRITTEN OPTIONS
Call Options
Accenture, $55.00, 01/21/12	(1,458)	(80,190)
Analog, $37.50, 01/21/12	(1,065)	(31,950)
AT&T, Inc., $30.00, 01/21/12	(5,409)	(210,951)
Carnival , $35.00, 01/21/12	(2,305)	(29,965)
Cisco, $18.00, 04/21/12	(3,178)	(409,962)
Covidien Plc, $55.00, 01/21/12	(1,015)	(10,150)
Danaher, $49.00, 03/17/12	(176)	(25,520)
Entergy, $70.00, 01/21/12	(389)	(149,376)
Exxon, $87.50, 01/19/13	(1,083)	(667,128)
Franklin, $110.00, 01/21/12	(338)	(1,690)
General Motors, $45.00, 01/21/12	(1,581)	(1,581)
Henry Schein, $65.00, 01/21/ 12	(95)	(11,400)
Hewlett Packard, $32.00, 01/19/13	(929)	(170,007)
International Business Machines, $180.00, 01/21/12	(954)	(634,410)
JPMorgan Chase & Co., $50.00, 1/21/12	(3,220)	(3,220)
Kellogg, $55.00, 01/21/12	(715)	(3,575)
Kellogg, $60.00, 01/19/13	(603)	(27,135)
Lockheed Martin, $80.00, 01/21/12	(423)	(84,600)
Lowes, $30.00, 01/21/12	(1,198)	(1,198)
Mattel, Inc., $25.00, 01/21/12	(1,605)	(441,375)
Oreilly $70.00, 02/18/12	(450)	(463,500)
Oreilly $75.00, 02/18/12	(608)	(395,200)
Pfizer, Inc., $22.50, 01/19/13	(754)	(110,084)
Pfizer, Inc., $23.00, 01/21/12	(11,847)	(118,470)
TE Conn., $40.00, 04/21/12	(698)	(3,490)
Texas Instruments, $35.00, 01/21/12	(1,205)	(1,205)
Texas Instruments, $40.00, 01/21/12	(1,205)	(1,205)
The Procter & Gamble Co., $65.00, 01/21/12	(3,070)	(595,580)
Time Warner, Inc., $35.00, 01/21/12	(2,674)	(451,906)
Un Tech, $85.00, 05/19/12	(743)	(43,837)
Un Tech, $97.50 , 01/21/12	(475)	(1,425)
United, $80.00, 01/21/12	(2,130)	(8,520)
U.S. Bancorp, $25.00, 03/17/12	(6,279)	(1,820,910)
U.S. Bancorp, $26.00, 03/17/12	(6,138)	(1,331,946)
Wells Fargo, $26.00, 01/21/12	(2,586)	(530,130)

TOTAL WRITTEN OPTIONS (Premiums $11,499,155)		(8,872,791)

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Flexibly Managed Fund

‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2011. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

Plc — Public Limited Company.

Country Weightings as of 12/31/2011††
United States	92%
Ireland	5
Canada	1
Switzerland	1
United Kingdom	1

Total	100%

†† % of total investments as of December 31, 2011

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$45,514,601	$45,514,601	$—	$—
Agriculture	11,724,912	11,724,912	—	—
Auto Manufacturers	13,280,904	13,280,904	—	—
Auto Parts & Equipment	20,247,558	20,247,558	—	—
Banks	92,915,214	92,915,214	—	—
Beverages	15,609,137	15,609,137	—	—
Chemicals	8,660,544	8,660,544	—	—
Commercial Services	107,776	107,776	—	—
Computers	68,065,755	68,065,755	—	—
Cosmetics & Personal Care	22,526,766	22,526,766	—	—
Distribution & Wholesale	5,891,236	—	5,891,236	—
Diversified Financial Services	29,875,520	29,875,520	—	—
Electric	37,901,198	37,901,198	—	—
Electronics	74,142,761	74,142,761	—	—
Food	55,234,808	55,234,808	—	—
Healthcare Products	8,669,400	8,669,400	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Healthcare Services	$27,521,254	$27,521,254	$—	$—
Insurance	8,325,720	8,325,720	—	—
Internet	30,486,480	30,486,480	—	—
Leisure Time	7,523,520	7,523,520	—	—
Media	43,611,221	43,611,221	—	—
Miscellaneous Manufacturing	106,712,425	106,712,425	—	—
Oil & Gas	50,929,767	50,929,767	—	—
Oil & Gas Services	9,480,864	9,480,864	—	—
Packaging and Containers	5,204,900	5,204,900	—	—
Pharmaceuticals	62,920,999	62,920,999	—	—
Pipelines	58,186,464	58,186,464	—	—
Retail	61,037,125	61,037,125	—	—
Semiconductors	17,916,333	17,916,333	—	—
Software	23,024,478	23,024,478	—	—
Telecommunications	70,232,244	70,232,244	—	—
Toys, Games & Hobbies	4,455,480	4,455,480	—	—
REAL ESTATE INVESTMENT TRUSTS	1,266,142	—	1,266,142	—
PREFERRED STOCKS	28,140,825	28,140,825	—	—
CORPORATE BONDS	140,514,306	—	140,514,306	—
LOAN AGREEMENTS	179,094,114	—	179,094,114	—
SHORT-TERM INVESTMENTS	224,263,814	224,263,814	—	—

TOTAL INVESTMENTS	$1,671,216,565	$1,344,450,767	$326,765,798	$—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(8,872,791)	$(2,085,745)	$(6,787,046)	$—

Total Liabilities	$(8,872,791)	$(2,085,745)	$(6,787,046)	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any significant transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Balanced Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.8%
Penn Series Index 500 Fund* (Cost $31,805,542)	4,227,259	$39,102,144

AFFILIATED FIXED INCOME FUNDS — 39.9%
Penn Series Quality Bond Fund* (Cost $22,202,246)	2,047,769	26,068,096

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $173,372)	173,372	173,372

TOTAL INVESTMENTS — 100.0% (Cost $54,181,160)		$65,343,612

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$39,102,144	$39,102,144	$—	$—
AFFILIATED FIXED INCOME FUNDS	26,068,096	26,068,096	—	—
SHORT-TERM INVESTMENTS	173,372	173,372	—	—

TOTAL INVESTMENTS	$65,343,612	$65,343,612	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — 97.5%
Aerospace & Defense — 0.9%
The Boeing Co.	20,900	$1,533,015

Apparel — 2.5%
Coach, Inc.	10,000	610,400
NIKE, Inc., Class B	24,000	2,312,880
Prada SpA.*	137,200	617,484
Ralph Lauren Corp.	7,100	980,368

		4,521,132

Auto Parts & Equipment — 0.4%
Johnson Controls, Inc.	22,400	700,224

Banks — 0.4%
U.S. Bancorp	25,100	678,955

Beverages — 0.3%
Hansen Natural Corp.*	6,700	617,338

Biotechnology — 1.6%
Alexion Pharmaceuticals, Inc.*	10,000	715,000
Biogen Idec, Inc.*	8,500	935,425
Celgene Corp.*	14,500	980,200
Human Genome Sciences, Inc.*	34,600	255,694

		2,886,319

Chemicals — 3.2%
Air Products & Chemicals, Inc.	8,200	698,558
Potash Corp. of Saskatchewan, Inc.	18,100	747,168
Praxair, Inc.	40,400	4,318,760

		5,764,486

Coal — 0.4%
Peabody Energy Corp.	22,100	731,731

Commercial Services — 4.9%
Mastercard, Inc., Class A	13,700	5,107,634
The Western Union Co.	50,800	927,608
Visa, Inc., Class A	25,700	2,609,321

		8,644,563

Computers — 11.9%
Accenture Plc, Class A	36,400	1,937,572
Apple, Inc.*	40,300	16,321,500
EMC Corp.*	26,300	566,502
NetApp, Inc.*	24,200	877,734
SanDisk Corp.*	13,500	664,335
Teradata Corp.*	16,500	800,415

		21,168,058

Distribution & Wholesale — 2.3%
Fastenal Co.	62,400	2,721,264
Fossil, Inc.*	7,800	619,008
W.W. Grainger, Inc.	3,900	730,041

		4,070,313

Diversified Financial Services — 3.7%
American Express Co.	48,500	2,287,745
Franklin Resources, Inc.	19,400	1,863,564

	Number of Shares	Value†

Diversified Financial Services — (continued)
IntercontinentalExchange, Inc.*	9,700	$1,169,335
Invesco Ltd.	61,800	1,241,562

		6,562,206

Electrical Components & Equipment — 0.4%
Emerson Electric Co.	13,700	638,283

Electronics — 0.4%
Trimble Navigation Ltd.*	18,400	798,560

Engineering & Construction — 0.6%
Fluor Corp.	8,400	422,100
McDermott International, Inc.*	51,100	588,161

		1,010,261

Food — 0.4%
Whole Foods Market, Inc.	10,200	709,716

Healthcare Products — 1.3%
Baxter International, Inc.	9,300	460,164
Covidien Plc	5,000	225,050
Edwards Lifesciences Corp.*	10,700	756,490
Stryker Corp.	18,400	914,664

		2,356,368

Internet — 17.0%
Amazon.com, Inc.*	34,500	5,971,950
Baidu, Inc. ADR*	32,500	3,785,275
Ctrip.com International Ltd. ADR*	25,300	592,020
eBay, Inc.*	64,600	1,959,318
Facebook Inc., Class A*~	16,909	526,666
Facebook Inc., Class B~	30,111	937,871
Google, Inc., Class A*	13,300	8,590,470
Groupon Inc.*	34,300	707,609
Liberty Interactive Corp., Class A*	37,800	612,927
LinkedIn Corp., Class A*	11,700	737,217
Mail.ru Group Ltd. GDR 144A*@~	17,470	454,220
priceline.com, Inc.*	8,300	3,881,993
Tencent Holdings Ltd.	61,700	1,235,442
Twitter, Inc.*~	7,697	107,758

		30,100,736

Leisure Time — 0.9%
Carnival Plc	26,473	872,596
Harley-Davidson, Inc.	16,700	649,129

		1,521,725

Lodging — 2.4%
Las Vegas Sands Corp.*	31,800	1,358,814
Marriott International, Inc., Class A	50,597	1,475,915
MGM Resorts International*	23,300	243,019
Starwood Hotels & Resorts Worldwide, Inc.	24,400	1,170,468

		4,248,216

Machinery — Construction & Mining — 0.8%
Caterpillar, Inc.	5,500	498,300
Joy Global, Inc.	11,500	862,155

		1,360,455

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Diversified — 1.7%
Cummins, Inc.	8,700	$765,774
Deere & Co.	10,600	819,910
Roper Industries, Inc.	10,900	946,883
The Babcock & Wilcox Co.*	19,600	473,144

		3,005,711

Media — 1.0%
Discovery Communications, Inc., Class A*	8,700	356,439
The Walt Disney Co.	38,700	1,451,250

		1,807,689

Metal Fabricate/Hardware — 1.4%
Precision Castparts Corp.	15,600	2,570,724

Mining — 1.1%
BHP Billiton Ltd.	35,813	1,264,148
Freeport-McMoRan Copper & Gold, Inc.	20,300	746,837

		2,010,985

Miscellaneous Manufacturing — 3.3%
Cooper Industries Plc	14,200	768,930
Danaher Corp.	108,600	5,108,544

		5,877,474

Oil & Gas — 3.5%
Cimarex Energy Co.	8,600	532,340
Continental Resources, Inc.*	18,800	1,254,148
EOG Resources, Inc.	23,400	2,305,134
Occidental Petroleum Corp.	22,300	2,089,510

		6,181,132

Oil & Gas Services — 3.5%
Cameron International Corp.*	30,100	1,480,619
FMC Technologies, Inc.*	42,100	2,198,883
Schlumberger Ltd.	35,800	2,445,498

		6,125,000

Pharmaceuticals — 3.0%
Allergan, Inc.	11,500	1,009,010
Express Scripts, Inc.*	26,700	1,193,223
McKesson Corp.	31,400	2,446,374
Valeant Pharmaceuticals International, Inc.*	14,500	677,005

		5,325,612

Real Estate — 0.1%
CBRE Group, Inc.*	7,800	118,716

Retail — 5.8%
AutoZone, Inc.*	3,000	974,910
CarMax, Inc.*	38,500	1,173,480
Chipotle Mexican Grill, Inc.*	4,600	1,553,604
Costco Wholesale Corp.	17,400	1,449,768
CVS Caremark Corp.	15,800	644,324
Ross Stores, Inc.	19,400	922,082
Starbucks Corp.	51,100	2,351,111
Yum! Brands, Inc.	19,600	1,156,596

		10,225,875

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 3.5%
Broadcom Corp., Class A*	39,300	$1,153,848
QUALCOMM, Inc.	92,100	5,037,870

		6,191,718

Software — 2.1%
Akamai Technologies, Inc.*	9,000	290,520
Autodesk, Inc.*	22,800	691,524
Informatica Corp.*	14,000	517,020
Nuance Communications, Inc.*	27,700	696,932
Red Hat, Inc.*	22,000	908,380
Salesforce.com, Inc.*	6,400	649,344

		3,753,720

Telecommunications — 6.0%
American Tower Corp., Class A	64,500	3,870,645
Corning, Inc.	88,700	1,151,326
Crown Castle International Corp.*	93,100	4,170,880
Juniper Networks, Inc.*	66,900	1,365,429

		10,558,280

Transportation — 4.8%
Expeditors International of Washington, Inc.	23,000	942,080
FedEx Corp.	33,800	2,822,638
Kansas City Southern*	16,200	1,101,762
Union Pacific Corp.	19,900	2,108,206
United Parcel Service, Inc., Class B	21,100	1,544,309

		8,518,995

TOTAL COMMON STOCKS (Cost $136,379,742)		172,894,291

PREFERRED STOCKS — 0.2%
Internet — 0.2%
Livingsocial, Series F CONV~	15,066	115,857
Twitter, Inc. Series A CONV~	20	280
Twitter, Inc. Series B CONV~	312	4,368
Twitter, Inc. Series C CONV~	80	1,120
Twitter, Inc. Series D CONV~	2,954	41,356
Twitter, Inc. Series G-2 CONV~	12,129	169,806

TOTAL PREFERRED STOCKS (Cost $365,229)		332,787

SHORT-TERM INVESTMENTS — 2.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	3,757,614	3,757,614
T. Rowe Price Reserve Investment Fund	256,591	256,591

TOTAL SHORT-TERM INVESTMENTS (Cost $4,014,205)		4,014,205

TOTAL INVESTMENTS — 100.0% (Cost $140,759,176)		$177,241,283

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Large Growth Stock Fund

@Security	sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2011 is $2,359,302.

ADR — American Depository Receipt.

CONV — Convertible Security.

GDR — Global Depository Receipt

Plc — Public Limited Company.

COMMON STOCKS COUNTRY DIVERSIFICATION	% of Market Value	Value†
United States	91.5%	$157,863,903
China	2.8%	5,020,717
Ireland	1.7%	2,931,552
France	1.4%	2,445,498
Canada	0.8%	1,424,173
Australia	0.7%	1,264,148
United Kingdom	0.5%	872,596
Italy	0.3%	617,484
Russia	0.3%	454,220

	100.0%	$172,894,291

Country Weightings as of 12/31/2011††
United States	91%
China	3
Ireland	2
Australia	1
Canada	1
France	1
Other	1

Total	100%

†† % of total investments as of December 31, 2011

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$1,533,015	$1,533,015	$—	$—
Apparel	4,521,132	3,903,648	617,484	—
Auto Parts & Equipment	700,224	700,224	—	—
Banks	678,955	678,955	—	—
Beverages	617,338	617,338	—	—
Biotechnology	2,886,319	2,886,319	—	—
Chemicals	5,764,486	5,764,486	—	—
Coal	731,731	731,731	—	—
Commercial Services	8,644,563	8,644,563	—	—
Computers	21,168,058	21,168,058	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Distribution & Wholesale	$4,070,313	$4,070,313	$—	$—
Diversified Financial Services	6,562,206	6,562,206	—	—
Electrical Components & Equipment	638,283	638,283	—	—
Electronics	798,560	798,560	—	—
Engineering & Construction	1,010,261	1,010,261	—	—
Food	709,716	709,716	—	—
Healthcare Products	2,356,368	2,356,368	—	—
Internet	30,100,736	26,838,779	1,689,662	1,572,295
Leisure Time	1,521,725	649,129	872,596	—
Lodging	4,248,216	4,248,216	—	—
Machinery - Construction & Mining	1,360,455	1,360,455	—	—
Machinery - Diversified	3,005,711	3,005,711	—	—
Media	1,807,689	1,807,689	—	—
Metal Fabricate/Hardware	2,570,724	2,570,724	—	—
Mining	2,010,985	746,837	1,264,148	—
Miscellaneous Manufacturing	5,877,474	5,877,474	—	—
Oil & Gas	6,181,132	6,181,132	—	—
Oil & Gas Services	6,125,000	6,125,000	—	—
Pharmaceuticals	5,325,612	5,325,612	—	—
Real Estate	118,716	118,716	—	—
Retail	10,225,875	10,225,875	—	—
Semiconductors	6,191,718	6,191,718	—	—
Software	3,753,720	3,753,720	—	—
Telecommunications	10,558,280	10,558,280	—	—
Transportation	8,518,995	8,518,995	—	—
PREFERRED STOCKS	332,787	—	—	332,787
SHORT-TERM INVESTMENTS	4,014,205	4,014,205	—	—

TOTAL INVESTMENTS	$177,241,283	$170,892,311	$4,443,890	$1,905,082

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2010	$—
Purchases	1,752,738
Change in Appreciation/(Depreciation)	152,344

Balance as of 12/31/2011	1,905,082

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any significant transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.1%
Aerospace & Defense — 2.3%
The Boeing Co.	11,670	$855,994

Apparel — 3.3%
Coach, Inc.	11,030	673,271
Ralph Lauren Corp.	4,140	571,651

		1,244,922

Beverages — 5.5%
Beam, Inc.*	5,700	292,011
Hansen Natural Corp.*	1,880	173,223
The Coca-Cola Co.	22,700	1,588,319

		2,053,553

Biotechnology — 1.2%
Alexion Pharmaceuticals, Inc.*	6,160	440,440

Chemicals — 1.2%
The Mosaic Co.	9,220	464,965

Commercial Services — 1.4%
Mastercard, Inc., Class A	1,420	529,404

Computers — 12.3%
Apple, Inc.*	9,849	3,988,845
Fortinet, Inc.*	7,490	163,357
SanDisk Corp.*	9,850	484,718

		4,636,920

Cosmetics & Personal Care — 0.7%
The Estee Lauder Cos., Inc., Class A	2,360	265,075

Diversified Financial Services — 1.5%
Affiliated Managers Group, Inc.*	5,730	549,794

Electrical Components & Equipment — 1.3%
AMETEK, Inc.	11,900	500,990

Food — 0.8%
Whole Foods Market, Inc.	4,440	308,935

Healthcare Products — 0.5%
Intuitive Surgical, Inc.*	420	194,464

Home Furnishings — 0.6%
Tempur-Pedic International, Inc.*	4,200	220,626

Internet — 8.2%
Amazon.com, Inc.*	4,190	725,289
eBay, Inc.*	36,420	1,104,619
F5 Networks, Inc.*	2,880	305,626
Google, Inc., Class A*	1,485	959,161

		3,094,695

Iron & Steel — 1.3%
Allegheny Technologies, Inc.	10,080	481,824

Lodging — 2.5%
Las Vegas Sands Corp.*	12,240	523,015
Starwood Hotels & Resorts Worldwide, Inc.	8,620	413,502

		936,517

	Number of Shares	Value†

Machinery — Construction & Mining — 1.9%
Caterpillar, Inc.	7,790	$705,774

Machinery — Diversified — 1.5%
Cummins, Inc.	6,300	554,526

Media — 3.1%
CBS Corp., Class B	23,300	632,362
Comcast Corp., Class A	21,940	520,197

		1,152,559

Metal Fabricate/Hardware — 1.4%
Precision Castparts Corp.	3,120	514,145

Mining — 1.0%
Goldcorp, Inc.	8,810	389,843

Oil & Gas — 7.6%
Anadarko Petroleum Corp.	12,720	970,918
Cabot Oil & Gas Corp.	9,820	745,338
Concho Resources, Inc.*	7,620	714,375
EQT Corp.	7,880	431,745

		2,862,376

Oil & Gas Services — 3.3%
Cameron International Corp.*	9,890	486,489
Schlumberger Ltd.	11,100	758,241

		1,244,730

Pharmaceuticals — 6.7%
Allergan, Inc.	6,690	586,981
Express Scripts, Inc.*	9,380	419,192
Mead Johnson Nutrition Co.	3,980	273,545
Onyx Pharmaceuticals, Inc.*	4,270	187,666
Shire Plc ADR	7,470	776,133
Watson Pharmaceuticals, Inc.*	4,270	257,652

		2,501,169

Real Estate — 0.7%
CBRE Group, Inc.*	17,160	261,175

Retail — 4.8%
Bed Bath & Beyond, Inc.*	9,180	532,165
Chipotle Mexican Grill, Inc.*	1,350	455,949
Lululemon Athletica, Inc.*	7,250	338,285
Starbucks Corp.	10,650	490,006

		1,816,405

Semiconductors — 6.6%
Altera Corp.	18,640	691,544
ARM Holdings Plc ADR	17,960	496,953
ASML Holding NV	14,270	596,343
Broadcom Corp., Class A*	17,540	514,975
NXP Semiconductor NV*	11,010	169,224

		2,469,039

Software — 6.1%
Cerner Corp.*	7,490	458,763
MSCI, Inc., Class A*	15,820	520,953
QLIK Technologies, Inc.*	6,620	160,204

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Salesforce.com, Inc.*	3,400	$344,964
VeriFone Systems, Inc.*	12,510	444,355
VMware, Inc., Class A*	4,160	346,070

		2,275,309

Telecommunications — 6.6%
Acme Packet, Inc.*	7,390	228,425
Aruba Networks, Inc.*	12,900	238,908
Finisar Corp.*	10,670	178,669
QUALCOMM, Inc.	33,470	1,830,809

		2,476,811

Transportation — 2.2%
Union Pacific Corp.	7,720	817,857

TOTAL COMMON STOCKS (Cost $34,416,003)		36,820,836

SHORT-TERM INVESTMENTS — 1.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $714,855)	714,855	714,855

TOTAL INVESTMENTS — 100.0% (Cost $35,130,858)		$37,535,691

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Country Weightings as of 12/31/2011††
United States	91%
United Kingdom	3
Canada	2
France	2
Netherlands	2

Total	100%

†† % of total investments as of December 31, 2011

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$36,820,836	$36,820,836	$—	$—
SHORT-TERM INVESTMENTS	714,855	714,855	—	—

TOTAL INVESTMENTS	$37,535,691	$37,535,691	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 97.3%
Apparel — 3.8%
Coach, Inc.	27,755	$1,694,165
NIKE, Inc., Class B	10,390	1,001,284
Ralph Lauren Corp.	8,450	1,166,776

		3,862,225

Biotechnology — 2.4%
Alexion Pharmaceuticals, Inc.*	20,090	1,436,435
Gilead Sciences, Inc.*	25,950	1,062,133

		2,498,568

Chemicals — 3.1%
Monsanto Co.	22,540	1,579,378
Praxair, Inc.	14,450	1,544,705

		3,124,083

Commercial Services — 5.3%
Hertz Global Holdings, Inc.*	110,420	1,294,122
Mastercard, Inc., Class A	3,580	1,334,696
Visa, Inc., Class A	20,190	2,049,891
Weight Watchers International, Inc.	12,500	687,625

		5,366,334

Computers — 10.6%
Apple, Inc.*	19,405	7,859,025
Cognizant Technology Solutions Corp., Class A*	19,760	1,270,766
EMC Corp.*	76,450	1,646,733

		10,776,524

Cosmetics & Personal Care — 0.7%
The Estee Lauder Cos., Inc., Class A	6,810	764,899

Distribution & Wholesale — 1.3%
W.W. Grainger, Inc.	6,982	1,306,961

Diversified Financial Services — 2.4%
American Express Co.	34,920	1,647,176
CME Group, Inc.	3,250	791,928

		2,439,104

Food — 1.4%
Whole Foods Market, Inc.	20,950	1,457,701

Healthcare Services — 3.3%
Humana, Inc.	9,390	822,658
UnitedHealth Group, Inc.	49,335	2,500,298

		3,322,956

Internet — 11.2%
Amazon.com, Inc.*	8,624	1,492,814
Baidu, Inc. ADR*	8,610	1,002,807
eBay, Inc.*	49,960	1,515,287
F5 Networks, Inc.*	13,740	1,458,089
Google, Inc., Class A*	6,360	4,107,924
priceline.com, Inc.*	4,030	1,884,871

		11,461,792

	Number of Shares	Value†

Machinery — Diversified — 1.9%
AGCO Corp.*	2,550	$109,574
Cummins, Inc.	14,715	1,295,214
Deere & Co.	6,460	499,681

		1,904,469

Media — 4.3%
CBS Corp., Class B	55,725	1,512,377
DIRECTV, Class A*	67,640	2,892,286

		4,404,663

Metal Fabricate/Hardware — 2.0%
Precision Castparts Corp.	12,120	1,997,255

Miscellaneous Manufacturing — 1.9%
Danaher Corp.	42,350	1,992,144

Oil & Gas — 7.4%
Ensco Plc ADR	30,150	1,414,638
Exxon Mobil Corp.	25,020	2,120,695
Occidental Petroleum Corp.	21,700	2,033,290
Pioneer Natural Resources Co.	21,760	1,947,085

		7,515,708

Oil & Gas Services — 3.6%
Cameron International Corp.*	34,550	1,699,514
Schlumberger Ltd.	29,570	2,019,927

		3,719,441

Pharmaceuticals — 5.3%
Allergan, Inc.	23,280	2,042,587
Bristol-Myers Squibb Co.	46,150	1,626,326
Mead Johnson Nutrition Co.	8,830	606,886
Shire Plc ADR	10,710	1,112,769

		5,388,568

Retail — 9.0%
Costco Wholesale Corp.	28,040	2,336,293
Dollar General Corp.*	39,778	1,636,467
Lululemon Athletica, Inc.*	32,500	1,516,450
Starbucks Corp.	34,520	1,588,265
TJX Cos., Inc.	32,730	2,112,721

		9,190,196

Semiconductors — 3.3%
ARM Holdings Plc ADR	14,260	394,574
Avago Technologies Ltd.	57,870	1,670,128
Microchip Technology, Inc.	34,550	1,265,567

		3,330,269

Software — 6.7%
Cerner Corp.*	26,680	1,634,150
Check Point Software Technologies Ltd.*	23,460	1,232,588
Citrix Systems, Inc.*	11,357	689,597
Oracle Corp.	60,070	1,540,796
Red Hat, Inc.*	17,320	715,143
VMware, Inc., Class A*	12,370	1,029,060

		6,841,334

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — 4.9%
American Tower Corp., Class A	31,890	$1,913,719
QUALCOMM, Inc.	56,570	3,094,379

		5,008,098

Transportation — 1.5%
Union Pacific Corp.	14,858	$1,574,056

TOTAL COMMON STOCKS (Cost $81,710,993)		99,247,348

SHORT-TERM INVESTMENTS — 2.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,780,901)	2,780,901	2,780,901

TOTAL INVESTMENTS — 100.0% (Cost $84,491,894)		$102,028,249

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Country Weightings as of 12/31/2011††
United States	91%
United Kingdom	3
Canada	2
France	2
China	1
Israel	1

Total	100%

†† % of total investments as of December 31, 2011

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$99,247,348	$99,247,348	$—	$—
SHORT-TERM INVESTMENTS	2,780,901	2,780,901	—	—

TOTAL INVESTMENTS	$102,028,249	$102,028,249	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 94.7%
Auto Manufacturers — 1.5%
Ford Motor Co.	236,030	$2,539,683

Banks — 15.1%
CIT Group, Inc.*	79,130	2,759,263
JPMorgan Chase & Co.	109,200	3,630,900
M&T Bank Corp.	44,360	3,386,442
The Goldman Sachs Group, Inc.	48,020	4,342,449
U.S. Bancorp	213,090	5,764,084
Wells Fargo & Co.	193,660	5,337,270

		25,220,408

Beverages — 3.3%
The Coca-Cola Co.	79,470	5,560,516

Biotechnology — 2.6%
Gilead Sciences, Inc.*	106,130	4,343,901

Chemicals — 2.5%
Celanese Corp., Series A	42,060	1,861,996
The Mosaic Co.	47,250	2,382,818

		4,244,814

Computers — 0.9%
Hewlett-Packard Co.	61,190	1,576,254

Diversified Financial Services — 1.4%
AerCap Holdings NV*	214,650	2,423,399

Electric — 7.0%
American Electric Power Co., Inc.	50,270	2,076,654
Edison International	88,620	3,668,868
GenOn Energy Inc.*	799,220	2,085,964
Public Service Enterprise Group, Inc.	118,440	3,909,704

		11,741,190

Electronics — 2.1%
Tyco International Ltd.	73,610	3,438,323

Healthcare Products — 4.0%
Medtronic, Inc.	175,910	6,728,558

Healthcare Services — 6.6%
HCA Holdings, Inc.*	129,250	2,847,377
Humana, Inc.	39,200	3,434,312
UnitedHealth Group, Inc.	54,140	2,743,815
WellPoint, Inc.	29,370	1,945,763

		10,971,267

Household Products & Wares — 2.4%
Church & Dwight Co., Inc.	88,430	4,046,557

Insurance — 5.0%
ACE Ltd.	55,060	3,860,807
MetLife, Inc.	144,970	4,520,165

		8,380,972

Internet — 1.2%
VeriSign, Inc.	54,010	1,929,237

	Number of Shares	Value†

Media — 3.6%
Comcast Corp., Class A	159,610	$3,784,353
Viacom, Inc., Class B	47,500	2,156,975

		5,941,328

Miscellaneous Manufacturing — 2.2%
Cooper Industries Plc	67,760	3,669,204

Oil & Gas — 12.8%
Apache Corp.	16,600	1,503,628
Chevron Corp.	92,660	9,859,024
Exxon Mobil Corp.	49,940	4,232,914
Nabors Industries Ltd.*	69,840	1,211,026
Penn West Petroleum Ltd.	93,750	1,856,250
Royal Dutch Shell Plc ADR	36,450	2,664,130

		21,326,972

Packaging and Containers — 1.5%
Rock-Tenn Co., Class A	43,870	2,531,299

Pharmaceuticals — 2.5%
Pfizer, Inc.	194,160	4,201,622

Retail — 4.8%
Talbots, Inc.*	232,280	617,865
Target Corp.	72,310	3,703,718
Wal-Mart Stores, Inc.	61,540	3,677,630

		7,999,213

Semiconductors — 1.2%
Xilinx, Inc.	61,700	1,978,102

Software — 4.0%
Microsoft Corp.	145,300	3,771,988
Oracle Corp.	116,480	2,987,712

		6,759,700

Telecommunications — 4.6%
AT&T, Inc.	69,397	2,098,565
Juniper Networks, Inc.*	137,870	2,813,927
Vodafone Group Plc ADR	98,360	2,757,030

		7,669,522

Textiles — 1.9%
Mohawk Industries, Inc.*	54,210	3,244,470

TOTAL COMMON STOCKS (Cost $158,850,366)		158,466,511

PURCHASED OPTIONS — 0.1%
Call Options — 0.1%
Vix, $40.00, 01/18/12	710	28,400
Vix, $40.00, 02/15/12	430	43,000
Vix, $42.50, 01/18/12	680	23,800
Vix, $42.50, 02/15/12	290	23,200

TOTAL PURCHASED OPTIONS (Cost $501,602)		118,400

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Large Cap Value Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 5.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $8,673,837)	8,673,837	$8,673,837

TOTAL INVESTMENTS — 100.0% (Cost $168,025,805)		$167,258,748

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Vix — Chicago Board Options Exchange Volatility Index.

Country Weightings as of 12/31/2011††
United States	87%
Bermuda	3
Netherlands	3
Ireland	2
Switzerland	2
United Kingdom	2
Canada	1

Total	100%

†† % of total investments as of December 31, 2011

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$158,466,511	$158,466,511	$—	$—
PURCHASED OPTIONS	118,400	118,400	—	—
SHORT-TERM INVESTMENTS	8,673,837	8,673,837	—	—

TOTAL INVESTMENTS	$167,258,748	$167,258,748	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 94.1%
Aerospace & Defense — 3.8%
General Dynamics Corp.	11,585	$769,360
Lockheed Martin Corp.	9,268	749,781
The Boeing Co.	21,432	1,572,037
United Technologies Corp.	33,018	2,413,286

		5,504,464

Agriculture — 1.3%
Philip Morris International, Inc.	23,400	1,836,432

Auto Parts & Equipment — 0.5%
Johnson Controls, Inc.	21,763	680,311

Banks — 11.3%
Citigroup, Inc.	55,608	1,463,047
Fifth Third Bancorp	83,992	1,068,378
JPMorgan Chase & Co.	107,741	3,582,388
KeyCorp	139,021	1,069,072
PNC Financial Services Group, Inc.	40,548	2,338,403
State Street Corp.	17,646	711,310
The Goldman Sachs Group, Inc.	11,585	1,047,632
U.S. Bancorp	47,499	1,284,848
Wells Fargo & Co.	133,229	3,671,791

		16,236,869

Beverages — 0.8%
PepsiCo, Inc.	17,378	1,153,030

Biotechnology — 1.7%
Amgen, Inc.	37,652	2,417,635

Chemicals — 0.5%
Air Products & Chemicals, Inc.	8,631	735,275

Coal — 0.7%
Peabody Energy Corp.	31,859	1,054,852

Computers — 4.9%
Accenture Plc, Class A	3,914	208,342
Apple, Inc.*	9,152	3,706,560
Hewlett-Packard Co.	29,024	747,658
International Business Machines Corp.	12,878	2,368,007

		7,030,567

Diversified Financial Services — 2.3%
American Express Co.	55,029	2,595,718
Ameriprise Financial, Inc.	14,849	737,104

		3,332,822

Electric — 5.6%
American Electric Power Co., Inc.	57,057	2,357,025
PG&E Corp.	40,548	1,671,389
PPL Corp.	68,352	2,010,916
Public Service Enterprise Group, Inc.	59,953	1,979,048

		8,018,378

Electronics — 0.6%
Thermo Fisher Scientific, Inc.*	20,274	911,722

Food — 3.0%
Kraft Foods, Inc., Class A	44,603	1,666,368
Nestle SA ADR	18,672	1,077,561

	Number of Shares	Value†

Food — (continued)
Unilever NV	45,761	$1,572,806

		4,316,735

Gas — 1.4%
Sempra Energy	37,072	2,038,960

Healthcare Products — 1.0%
Covidien Plc	31,859	1,433,974

Healthcare Services — 3.3%
Humana, Inc.	9,847	862,696
UnitedHealth Group, Inc.	75,303	3,816,356

		4,679,052

Insurance — 5.6%
ACE Ltd.	25,198	1,766,884
Aon Corp.	17,378	813,290
MetLife, Inc.	46,340	1,444,881
Prudential Financial, Inc.	28,963	1,451,626
The Travelers Cos., Inc.	17,088	1,011,097
XL Group Plc	77,620	1,534,547

		8,022,325

Leisure Time — 0.9%
Carnival Corp.	39,969	1,304,588

Machinery — Diversified — 0.6%
Deere & Co.	11,698	904,840

Media — 3.5%
Comcast Corp., Class A	52,133	1,236,073
The Walt Disney Co.	64,491	2,418,413
Time Warner, Inc.	36,345	1,313,508

		4,967,994

Mining — 2.3%
BHP Billiton Ltd. ADR	23,749	1,677,392
Freeport-McMoRan Copper & Gold, Inc.	46,340	1,704,848

		3,382,240

Miscellaneous Manufacturing — 2.5%
General Electric Co.	199,843	3,579,188

Oil & Gas — 11.3%
Anadarko Petroleum Corp.	20,274	1,547,514
Apache Corp.	8,689	787,050
Chevron Corp.	34,755	3,697,932
ConocoPhillips	35,914	2,617,053
Exxon Mobil Corp.	38,231	3,240,460
Hess Corp.	20,274	1,151,563
Occidental Petroleum Corp.	34,755	3,256,544

		16,298,116

Oil & Gas Services — 0.7%
Baker Hughes, Inc.	20,274	986,127

Pharmaceuticals — 7.5%
Johnson & Johnson	63,718	4,178,627
Merck & Co., Inc.	60,822	2,292,989
Pfizer, Inc.	197,131	4,265,915

		10,737,531

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 6.2%
CVS Caremark Corp.	66,614	$2,716,519
Kohl’s Corp.	19,695	971,948
Macy’s, Inc.	23,170	745,611
Target Corp.	14,481	741,717
TJX Cos., Inc.	45,761	2,953,872
Wal-Mart Stores, Inc.	11,992	716,642

		8,846,309

Software — 3.4%
Microsoft Corp.	95,577	2,481,179
Oracle Corp.	95,577	2,451,550

		4,932,729

Telecommunications — 4.9%
AT&T, Inc.	104,266	3,153,004
Verizon Communications, Inc.	55,029	2,207,763
Vodafone Group Plc ADR	60,822	1,704,841

		7,065,608

Transportation — 2.0%
Union Pacific Corp.	26,646	2,822,877

TOTAL COMMON STOCKS (Cost $116,203,369)		135,231,550

REAL ESTATE INVESTMENT TRUSTS — 3.8%
Apartments — 1.3%
AvalonBay Communities, Inc.	14,192	1,853,475

Office Property — 1.2%
Boston Properties, Inc.	17,667	1,759,633

Regional Malls — 1.3%
Simon Property Group, Inc.	14,481	1,867,180

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,624,930)		5,480,288

SHORT-TERM INVESTMENTS — 2.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,002,057)	3,002,057	3,002,057

TOTAL INVESTMENTS — 100.0% (Cost $122,830,356)		$143,713,895

†	See Security Valuation Note.
*	Non-income producing security.
ADR	— American Depository Receipt.
Plc	— Public Limited Company.

Country Weightings as of 12/31/2011††
United States	93%
Switzerland	2
Australia	1
Bermuda	1
Ireland	1
Netherlands	1
United Kingdom	1

Total	100%

†† % of total investments as of December 31, 2011

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$135,231,550	$135,231,550	$—	$—
REAL ESTATE INVESTMENT TRUSTS	5,480,288	5,480,288	—	—
SHORT-TERM INVESTMENTS	3,002,057	3,002,057	—	—

TOTAL INVESTMENTS	$143,713,895	$143,713,895	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — 95.6%
Advertising — 0.1%
Omnicom Group, Inc.	6,367	$283,841
The Interpublic Group of Cos., Inc.	11,634	113,199

		397,040

Aerospace & Defense — 2.0%
General Dynamics Corp.	8,197	544,363
Goodrich Corp.	2,847	352,174
L-3 Communications Holdings, Inc.	2,300	153,364
Lockheed Martin Corp.	6,337	512,663
Northrop Grumman Corp.	6,592	385,500
Raytheon Co.	8,176	395,555
Rockwell Collins, Inc.	3,545	196,287
The Boeing Co.	17,321	1,270,495
United Technologies Corp.	21,042	1,537,960

		5,348,361

Agriculture — 2.1%
Altria Group, Inc.	47,778	1,416,618
Archer-Daniels-Midland Co.	15,399	440,411
Lorillard, Inc.	3,203	365,142
Philip Morris International, Inc.	40,188	3,153,954
Reynolds American, Inc.	7,502	310,733

		5,686,858

Airlines — 0.1%
Southwest Airlines Co.	17,817	152,514

Apparel — 0.6%
Coach, Inc.	6,677	407,564
NIKE, Inc., Class B	8,623	830,999
Ralph Lauren Corp.	1,428	197,178
VF Corp.	1,908	242,297

		1,678,038

Auto Manufacturers — 0.5%
Ford Motor Co.	88,767	955,133
PACCAR, Inc.	8,044	301,409

		1,256,542

Auto Parts & Equipment — 0.3%
BorgWarner, Inc.*	2,700	172,098
Johnson Controls, Inc.	15,111	472,370
The Goodyear Tire & Rubber Co.*	5,606	79,437

		723,905

Banks — 6.0%
Bank of America Corp.	235,935	1,311,799
BB&T Corp.	15,999	402,695
Capital One Financial Corp.	10,241	433,092
Citigroup, Inc.	67,881	1,785,949
Comerica, Inc.	4,344	112,075
Fifth Third Bancorp	20,946	266,433
First Horizon National Corp.	6,130	49,040
Huntington Bancshares, Inc.	16,565	90,942
JPMorgan Chase & Co.	87,264	2,901,528
KeyCorp	21,599	166,096
M&T Bank Corp.	3,008	229,631

	Number of Shares	Value†

Banks — (continued)
Morgan Stanley	33,063	$500,243
Northern Trust Corp.	5,247	208,096
PNC Financial Services Group, Inc.	11,883	685,293
Regions Financial Corp.	26,994	116,074
State Street Corp.	11,347	457,397
SunTrust Banks, Inc.	11,788	208,648
The Bank of New York Mellon Corp.	28,080	559,073
The Goldman Sachs Group, Inc.	11,343	1,025,747
U.S. Bancorp	44,456	1,202,535
Wells Fargo & Co.	122,137	3,366,096
Zions Bancorporation	4,004	65,185

		16,143,667

Beverages — 2.6%
Beam, Inc.*	3,307	169,418
Brown-Forman Corp., Class B	2,462	198,216
Coca-Cola Enterprises, Inc.	7,128	183,760
Constellation Brands, Inc., Class A*	3,723	76,954
Dr. Pepper Snapple Group, Inc.	5,000	197,400
Molson Coors Brewing Co., Class B	3,738	162,753
PepsiCo, Inc.	36,261	2,405,917
The Coca-Cola Co.	52,585	3,679,372

		7,073,790

Biotechnology — 1.3%
Amgen, Inc.	18,445	1,184,353
Biogen Idec, Inc.*	5,733	630,917
Celgene Corp.*	10,328	698,173
Gilead Sciences, Inc.*	17,249	706,001
Life Technologies Corp.*	3,959	154,045

		3,373,489

Building Materials — 0.0%
Masco Corp.	8,877	93,031

Chemicals — 2.2%
Air Products & Chemicals, Inc.	4,721	402,182
Airgas, Inc.	1,600	124,928
CF Industries Holdings, Inc.	1,600	231,968
E.I. du Pont de Nemours & Co.	21,523	985,323
Eastman Chemical Co.	3,182	124,289
Ecolab, Inc.	6,733	389,235
FMC Corp.	1,500	129,060
International Flavors & Fragrances, Inc.	1,875	98,287
Monsanto Co.	12,137	850,440
PPG Industries, Inc.	3,610	301,399
Praxair, Inc.	6,826	729,699
Sigma-Aldrich Corp.	2,722	170,016
The Dow Chemical Co.	27,704	796,767
The Mosaic Co.	6,800	342,924
The Sherwin-Williams Co.	2,034	181,575

		5,858,092

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Coal — 0.2%
Alpha Natural Resources, Inc.*	5,099	$104,173
Consol Energy, Inc.	5,176	189,959
Peabody Energy Corp.	6,212	205,679

		499,811

Commercial Services — 1.6%
Apollo Group, Inc., Class A*	2,943	158,539
Automatic Data Processing, Inc.	11,143	601,833
DeVry, Inc.	1,500	57,690
Donnelley (R.R.) & Sons Co.	4,253	61,371
Equifax, Inc.	3,034	117,537
H&R Block, Inc.	6,666	108,856
Iron Mountain, Inc.	4,300	132,440
Mastercard, Inc., Class A	2,425	904,089
Moody’s Corp.	4,273	143,915
Paychex, Inc.	6,975	210,017
Quanta Services, Inc.*	4,900	105,546
Robert Half International, Inc.	3,207	91,271
SAIC, Inc.*	5,900	72,511
The Western Union Co.	14,578	266,194
Total System Services, Inc.	3,477	68,010
Visa, Inc., Class A	11,864	1,204,552

		4,304,371

Computers — 6.9%
Accenture Plc, Class A	14,600	777,158
Apple, Inc.*	21,476	8,697,780
Cognizant Technology Solutions Corp., Class A*	6,852	440,652
Computer Sciences Corp.	3,757	89,041
Dell, Inc.*	34,542	505,349
EMC Corp.*	47,548	1,024,184
Hewlett-Packard Co.	46,083	1,187,098
International Business Machines Corp.	27,258	5,012,201
Lexmark International, Inc., Class A	1,721	56,914
NetApp, Inc.*	8,221	298,176
SanDisk Corp.*	5,597	275,428
Teradata Corp.*	3,816	185,114
Western Digital Corp.*	5,000	154,750

		18,703,845

Cosmetics & Personal Care — 2.1%
Avon Products, Inc.	9,550	166,838
Colgate-Palmolive Co.	11,335	1,047,241
The Estee Lauder Cos., Inc., Class A	2,637	296,188
The Procter & Gamble Co.	63,694	4,249,027

		5,759,294

Distribution & Wholesale — 0.3%
Fastenal Co.	6,400	279,104
Genuine Parts Co.	3,405	208,386
W.W. Grainger, Inc.	1,472	275,544

		763,034

	Number of Shares	Value†

Diversified Financial Services — 1.6%
American Express Co.	23,380	$1,102,835
Ameriprise Financial, Inc.	5,446	270,339
BlackRock, Inc.	2,300	409,952
CME Group, Inc.	1,512	368,429
Discover Financial Services	12,278	294,672
E*Trade Financial Corp.*	5,181	41,241
Federated Investors, Inc., Class B	2,495	37,799
Franklin Resources, Inc.	3,252	312,387
IntercontinentalExchange, Inc.*	1,680	202,524
Invesco Ltd.	10,667	214,300
Legg Mason, Inc.	3,561	85,642
NYSE Euronext	5,785	150,988
SLM Corp.	11,534	154,556
T. Rowe Price Group, Inc.	5,981	340,618
The Charles Schwab Corp.	24,869	280,025
The NASDAQ OMX Group, Inc.*	3,100	75,981

		4,342,288

Diversified Operations — 0.0%
Leucadia National Corp.	4,360	99,146

Electric — 3.4%
Ameren Corp.	5,298	175,523
American Electric Power Co., Inc.	11,057	456,765
CMS Energy Corp.	5,807	128,219
Consolidated Edison, Inc.	6,934	430,116
Constellation Energy Group, Inc.	4,490	178,118
Dominion Resources, Inc.	13,109	695,826
DTE Energy Co.	3,992	217,364
Duke Energy Corp.	31,243	687,346
Edison International	7,174	297,004
Entergy Corp.	3,947	288,328
Exelon Corp.	15,535	673,753
FirstEnergy Corp.	9,256	410,041
Integrys Energy Group, Inc.	1,595	86,417
NextEra Energy, Inc.	9,885	601,799
Northeast Utilities	4,100	147,887
NRG Energy, Inc.*	5,200	94,224
Pepco Holdings, Inc.	5,540	112,462
PG&E Corp.	9,650	397,773
Pinnacle West Capital Corp.	2,569	123,774
PPL Corp.	12,798	376,517
Progress Energy, Inc.	7,013	392,868
Public Service Enterprise Group, Inc.	11,349	374,631
SCANA Corp.	2,800	126,168
Southern Co.	20,111	930,938
TECO Energy, Inc.	5,423	103,796
The AES Corp.*	14,444	171,017
Wisconsin Energy Corp.	5,200	181,792
Xcel Energy, Inc.	11,630	321,453

		9,181,919

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	17,176	800,230
Molex, Inc.	2,823	67,357

		867,587

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Index 500 Fund

	Number of Shares	Value†

Gas — 0.3%
AGL Resources, Inc.	2,600	$109,876
CenterPoint Energy, Inc.	9,022	181,252
NiSource, Inc.	5,865	139,646
Sempra Energy	5,298	291,390

		722,164

Hand & Machine Tools — 0.1%
Snap-On, Inc.	1,328	67,223
Stanley Black & Decker, Inc.	3,940	266,344

		333,567

Healthcare Products — 1.8%
Bard (C.R.), Inc.	1,942	166,041
Baxter International, Inc.	12,775	632,107
Becton, Dickinson & Co.	4,875	364,260
Boston Scientific Corp.*	34,748	185,554
CareFusion Corp.*	5,241	133,174
Covidien Plc	10,900	490,609
DENTSPLY International, Inc.	3,200	111,968
Edwards Lifesciences Corp.*	2,600	183,820
Hospira, Inc.*	3,912	118,807
Intuitive Surgical, Inc.*	957	443,101
Medtronic, Inc.	23,873	913,142
Patterson Cos., Inc.	2,374	70,081
St. Jude Medical, Inc.	7,330	251,419
Stryker Corp.	7,581	376,852
Varian Medical Systems, Inc.*	2,657	178,364
Zimmer Holdings, Inc.*	4,329	231,255

		4,850,554

Healthcare Services — 1.3%
Aetna, Inc.	8,385	353,763
CIGNA Corp.	6,794	285,348
Coventry Health Care, Inc.*	3,367	102,256
DaVita, Inc.*	2,149	162,916
Humana, Inc.	3,710	325,033
Laboratory Corporation of America Holdings*	2,177	187,157
Quest Diagnostics, Inc.	3,587	208,261
Tenet Healthcare Corp.*	9,374	48,088
UnitedHealth Group, Inc.	24,441	1,238,670
WellPoint, Inc.	8,195	542,919

		3,454,411

Home Builders — 0.1%
Horton (D.R.), Inc.	7,276	91,750
Lennar Corp., Class A	3,136	61,622
Pulte Group, Inc.*	8,034	50,695

		204,067

Home Furnishings — 0.0%
Harman International Industries, Inc.	1,438	54,702
Whirlpool Corp.	1,669	79,194

		133,896

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — 0.7%
Agilent Technologies, Inc.*	7,945	$277,519
Amphenol Corp., Class A	3,900	177,021
FLIR Systems, Inc.	3,600	90,252
Jabil Circuit, Inc.	4,292	84,381
PerkinElmer, Inc.	2,216	44,320
TE Connectivity Ltd.	9,700	298,857
Thermo Fisher Scientific, Inc.*	8,482	381,435
Tyco International Ltd.	10,500	490,455
Waters Corp.*	1,958	144,990

		1,989,230

Energy-Alternate Sources — 0.0%
First Solar, Inc.*	1,200	40,512

Engineering & Construction — 0.1%
Fluor Corp.	3,970	199,493
Jacobs Engineering Group, Inc.*	2,983	121,050

		320,543

Entertainment — 0.0%
International Game Technology	6,657	114,500

Environmental Control — 0.3%
Republic Services, Inc.	7,014	193,236
Stericycle, Inc.*	2,000	155,840
Waste Management, Inc.	10,500	343,455

		692,531

Food — 2.1%
Campbell Soup Co.	4,416	146,788
ConAgra Foods, Inc.	10,002	264,053
Dean Foods Co.*	3,972	44,486
General Mills, Inc.	15,110	610,595
H.J. Heinz Co.	7,166	387,251
Hormel Foods Corp.	3,400	99,586
Kellogg Co.	5,666	286,530
Kraft Foods, Inc., Class A	41,063	1,534,114
McCormick & Co., Inc.	2,808	141,579
Safeway, Inc.	8,170	171,897
Sara Lee Corp.	12,719	240,643
SUPERVALU, Inc.	4,753	38,594
SYSCO Corp.	13,952	409,212
The Hershey Co.	3,487	215,427
The J.M. Smucker Co.	2,534	198,083
The Kroger Co.	14,045	340,170
Tyson Foods, Inc., Class A	7,249	149,619
Whole Foods Market, Inc.	3,643	253,480

		5,532,107

Forest Products & Paper — 0.2%
International Paper Co.	9,667	286,143
MeadWestvaco Corp.	3,999	119,770

		405,913

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Household Products & Wares — 0.4%
Avery Dennison Corp.	2,183	$62,608
Clorox Co.	2,997	199,480
Kimberly-Clark Corp.	9,287	683,152

		945,240

Housewares — 0.0%
Newell Rubbermaid, Inc.	7,117	114,940

Insurance — 3.5%
ACE Ltd.	7,900	553,948
Aflac, Inc.	10,600	458,556
American International Group, Inc.*	9,885	229,332
AON Corp.	7,544	353,059
Assurant, Inc.	2,073	85,117
Berkshire Hathaway, Inc., Class B*	40,750	3,109,225
Chubb Corp.	6,551	453,460
Cincinnati Financial Corp.	4,092	124,642
Genworth Financial, Inc., Class A*	11,369	74,467
Hartford Financial Services Group, Inc.	10,457	169,926
Lincoln National Corp.	7,473	145,126
Loews Corp.	6,925	260,726
Marsh & McLennan Cos., Inc.	12,109	382,887
MetLife, Inc.	23,885	744,734
Principal Financial Group, Inc.	7,065	173,799
Prudential Financial, Inc.	11,030	552,824
The Allstate Corp.	11,776	322,780
The Progressive Corp.	14,756	287,890
The Travelers Cos., Inc.	9,331	552,115
Torchmark Corp.	2,635	114,333
Unum Group	6,676	140,663
XL Group Plc	6,749	133,428

		9,423,037

Internet — 3.0%
Akamai Technologies, Inc.*	4,291	138,513
Amazon.com, Inc.*	8,475	1,467,023
eBay, Inc.*	26,828	813,693
Expedia, Inc.	2,094	60,768
F5 Networks, Inc.*	1,900	201,628
Google, Inc., Class A*	5,835	3,768,827
NetFlix, Inc.*	1,200	83,148
priceline.com, Inc.*	1,202	562,187
Symantec Corp.*	17,238	269,775
TripAdvisor, Inc.*	2,094	52,790
VeriSign, Inc.	4,009	143,201
Yahoo!, Inc.*	29,317	472,883

		8,034,436

Iron & Steel — 0.2%
Allegheny Technologies, Inc.	2,278	108,889
Cliffs Natural Resources, Inc.	3,100	193,285
Nucor Corp.	7,035	278,375
United States Steel Corp.	3,203	84,751

		665,300

	Number of Shares	Value†

Leisure Time — 0.2%
Carnival Corp.	10,245	$334,397
Harley-Davidson, Inc.	5,128	199,325

		533,722

Lodging — 0.3%
Marriott International, Inc., Class A	6,185	180,417
Starwood Hotels & Resorts Worldwide, Inc.	4,252	203,968
Wyndham Worldwide Corp.	4,160	157,373
Wynn Resorts Ltd.	1,800	198,882

		740,640

Machinery — Construction & Mining — 0.6%
Caterpillar, Inc.	15,028	1,361,537
Joy Global, Inc.	2,300	172,431

		1,533,968

Machinery — Diversified — 0.7%
Cummins, Inc.	4,474	393,802
Deere & Co.	9,332	721,830
Flowserve Corp.	1,300	129,116
Rockwell Automation, Inc.	3,271	239,993
Roper Industries, Inc.	2,200	191,114
Xylem, Inc.	4,054	104,147

		1,780,002

Media — 2.9%
Cablevision Systems Corp., Class A	5,000	71,100
CBS Corp., Class B	15,125	410,493
Comcast Corp., Class A	63,334	1,501,649
DIRECTV, Class A*	16,519	706,352
Discovery Communications, Inc., Class A*	6,100	249,917
Gannett Co., Inc.	6,174	82,546
News Corp., Class A	51,260	914,478
Scripps Networks Interactive, Inc., Class A	2,056	87,216
The McGraw-Hill Cos., Inc.	6,786	305,166
The Walt Disney Co.	41,976	1,574,100
The Washington Post Co., Class B	63	23,739
Time Warner Cable, Inc.	7,496	476,521
Time Warner, Inc.	23,604	853,049
Viacom, Inc., Class B	13,081	594,008

		7,850,334

Metal Fabricate/Hardware — 0.2%
Precision Castparts Corp.	3,225	531,448

Mining — 0.7%
Alcoa, Inc.	23,248	201,095
Freeport-McMoRan Copper & Gold, Inc.	22,196	816,591
Newmont Mining Corp.	11,183	671,092
Titanium Metals Corp.	1,912	28,642
Vulcan Materials Co.	3,041	119,663

		1,837,083

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — 3.5%
3M Co.	15,980	$1,306,045
Cooper Industries Plc	3,700	200,355
Danaher Corp.	13,368	628,831
Dover Corp.	4,105	238,295
Eaton Corp.	7,440	323,863
General Electric Co.	244,325	4,375,861
Honeywell International, Inc.	17,708	962,430
Illinois Tool Works, Inc.	11,219	524,040
Ingersoll-Rand Plc	7,500	228,525
Leggett & Platt, Inc.	3,354	77,276
Pall Corp.	2,645	151,162
Parker Hannifin Corp.	3,781	288,301
Textron, Inc.	6,076	112,345

		9,417,329

Office & Business Equipment — 0.1%
Pitney Bowes, Inc.	4,261	78,999
Xerox Corp.	31,055	247,198

		326,197

Oil & Gas — 9.7%
Anadarko Petroleum Corp.	11,259	859,399
Apache Corp.	9,023	817,303
Cabot Oil & Gas Corp.	2,222	168,650
Chesapeake Energy Corp.	15,010	334,573
Chevron Corp.	46,070	4,901,848
ConocoPhillips	30,680	2,235,651
Denbury Resources, Inc.*	9,300	140,430
Devon Energy Corp.	9,429	584,598
Diamond Offshore Drilling, Inc.	1,600	88,416
EOG Resources, Inc.	6,058	596,773
EQT Corp.	3,200	175,328
Exxon Mobil Corp.	110,765	9,388,441
Helmerich & Payne, Inc.	2,400	140,064
Hess Corp.	6,797	386,070
Marathon Oil Corp.	16,051	469,813
Marathon Petroleum Corp.	8,025	267,152
Murphy Oil Corp.	4,217	235,055
Nabors Industries Ltd.*	6,108	105,913
Newfield Exploration Co.*	2,900	109,417
Noble Corp.	5,700	172,254
Noble Energy, Inc.	3,869	365,195
Occidental Petroleum Corp.	18,858	1,766,995
Pioneer Natural Resources Co.	2,700	241,596
QEP Resources, Inc.	3,790	111,047
Range Resources Corp.	3,423	212,021
Rowan Cos., Inc.*	2,403	72,883
Southwestern Energy Co.*	7,690	245,619
Sunoco, Inc.	2,986	122,486
Tesoro Corp.*	2,894	67,604
The Williams Cos., Inc.	13,034	430,383
Valero Energy Corp.	12,540	263,967

		26,076,944

	Number of Shares	Value†

Oil & Gas Services — 1.7%
Baker Hughes, Inc.	9,728	$473,170
Cameron International Corp.*	5,639	277,383
FMC Technologies, Inc.*	5,600	292,488
Halliburton Co.	21,569	744,346
National Oilwell Varco, Inc.	9,523	647,469
Schlumberger Ltd.	31,159	2,128,471

		4,563,327

Packaging and Containers — 0.1%
Ball Corp.	3,726	133,055
Bemis Co., Inc.	2,549	76,674
Owens-Illinois, Inc.*	4,000	77,520
Sealed Air Corp.	4,033	69,408

		356,657

Pharmaceuticals — 7.0%
Abbott Laboratories	36,196	2,035,301
Allergan, Inc.	7,116	624,358
AmerisourceBergen Corp.	6,000	223,140
Bristol-Myers Squibb Co.	39,397	1,388,350
Cardinal Health, Inc.	7,682	311,966
Eli Lilly & Co.	23,754	987,216
Express Scripts, Inc.*	10,926	488,283
Forest Laboratories, Inc.*	6,662	201,592
Johnson & Johnson	63,241	4,147,345
McKesson Corp.	5,625	438,244
Mead Johnson Nutrition Co.	4,568	313,958
Medco Health Solutions, Inc.*	8,613	481,467
Merck & Co., Inc.	70,654	2,663,656
Mylan, Inc.*	9,756	209,364
Perrigo Co.	2,300	223,790
Pfizer, Inc.	177,956	3,850,968
Watson Pharmaceuticals, Inc.*	2,643	159,478

		18,748,476

Pipelines — 0.4%
El Paso Corp.	17,341	460,750
Oneok, Inc.	2,400	208,056
Spectra Energy Corp.	14,884	457,683

		1,126,489

Real Estate — 0.0%
CBRE Group, Inc.*	6,701	101,989

Retail — 6.2%
Abercrombie & Fitch Co., Class A	1,900	92,796
AutoNation, Inc.*	1,219	44,944
AutoZone, Inc.*	641	208,306
Bed Bath & Beyond, Inc.*	5,766	334,255
Best Buy Co., Inc.	7,368	172,190
Big Lots, Inc.*	1,697	64,079
CarMax, Inc.*	5,200	158,496
Chipotle Mexican Grill, Inc.*	700	236,418
Costco Wholesale Corp.	10,177	847,948
CVS Caremark Corp.	30,267	1,234,288
Darden Restaurants, Inc.	3,240	147,679
Dollar Tree, Inc.*	2,900	241,019

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Family Dollar Stores, Inc.	2,733	$157,585
GameStop Corp., Class A*	3,164	76,347
Home Depot, Inc.	35,304	1,484,180
J.C. Penney Co., Inc.	3,144	110,511
Kohl’s Corp.	6,501	320,824
Limited Brands, Inc.	5,460	220,311
Lowe’s Cos., Inc.	29,340	744,649
Macy’s, Inc.	9,327	300,143
McDonald’s Corp.	23,678	2,375,614
Nordstrom, Inc.	3,737	185,766
O’Reilly Automotive, Inc.*	3,200	255,840
Orchard Supply Hardware Stores Corp.*~	39	294
Ross Stores, Inc.	5,200	247,156
Sears Holding Corp.*	869	27,617
Staples, Inc.	15,337	213,031
Starbucks Corp.	17,444	802,598
Target Corp.	15,332	785,305
The Gap, Inc.	8,382	155,486
Tiffany & Co.	2,764	183,143
TJX Cos., Inc.	8,909	575,076
Urban Outfitters, Inc.*	3,100	85,436
Wal-Mart Stores, Inc.	40,547	2,423,089
Walgreen Co.	20,479	677,036
Yum! Brands, Inc.	10,469	617,776

		16,807,231

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	11,257	70,356
People’s United Financial, Inc.	9,000	115,650

		186,006

Semiconductors — 2.2%
Advanced Micro Devices, Inc.*	13,368	72,187
Altera Corp.	7,465	276,952
Analog Devices, Inc.	6,576	235,289
Applied Materials, Inc.	29,321	314,028
Broadcom Corp., Class A*	10,608	311,451
Intel Corp.	117,975	2,860,894
KLA-Tencor Corp.	3,627	175,003
Linear Technology Corp.	5,441	163,393
LSI Corp.*	12,772	75,993
Microchip Technology, Inc.	4,318	158,168
Micron Technology, Inc.*	24,586	154,646
Novellus Systems, Inc.*	1,953	80,639
NVIDIA Corp.*	13,754	190,631
Teradyne, Inc.*	3,357	45,756
Texas Instruments, Inc.	25,893	753,745
Xilinx, Inc.	5,664	181,588

		6,050,363

Software — 3.5%
Adobe Systems, Inc.*	11,405	322,419
Autodesk, Inc.*	4,981	151,074
BMC Software, Inc.*	3,837	125,777

	Number of Shares	Value†

Software — (continued)
CA, Inc.	8,439	$170,594
Cerner Corp.*	3,500	214,375
Citrix Systems, Inc.*	4,091	248,406
Dun & Bradstreet Corp.	1,100	82,313
Electronic Arts, Inc.*	7,730	159,238
Fidelity National Information Services, Inc.	6,059	161,109
Fiserv, Inc.*	3,207	188,379
Intuit, Inc.	6,792	357,191
Microsoft Corp.	173,215	4,496,662
Oracle Corp.	91,217	2,339,716
Red Hat, Inc.*	4,200	173,418
Salesforce.com, Inc.*	3,000	304,380

		9,495,051

Telecommunications — 5.2%
American Tower Corp., Class A	8,859	531,629
AT&T, Inc.	137,143	4,147,204
CenturyLink, Inc.	14,126	525,487
Cisco Systems, Inc.	124,680	2,254,215
Corning, Inc.	35,315	458,389
Frontier Communications Corp.	21,472	110,581
Harris Corp.	3,100	111,724
JDS Uniphase Corp.*	4,496	46,938
Juniper Networks, Inc.*	12,071	246,369
MetroPCS Communications, Inc.*	6,400	55,552
Motorola Mobility Holdings, Inc.*	5,803	225,156
Motorola Solutions, Inc.	6,746	312,272
QUALCOMM, Inc.	38,999	2,133,245
Sprint Nextel Corp.*	66,383	155,336
Verizon Communications, Inc.	65,576	2,630,909
Windstream Corp.	14,351	168,481

		14,113,487

Textiles — 0.0%
Cintas Corp.	3,055	106,345

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	3,212	102,431
Mattel, Inc.	7,881	218,776

		321,207

Transportation — 1.9%
C.H. Robinson Worldwide, Inc.	3,739	260,907
CSX Corp.	24,266	511,042
Expeditors International of Washington, Inc.	4,973	203,694
FedEx Corp.	7,466	623,486
Norfolk Southern Corp.	7,852	572,097
Ryder System, Inc.	1,125	59,783
Union Pacific Corp.	11,010	1,166,399
United Parcel Service, Inc., Class B	22,174	1,622,915

		5,020,323

TOTAL COMMON STOCKS (Cost $237,869,431)		257,908,188

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Index 500 Fund

	Number of Shares	Value†
PREFERRED STOCK — 0.0%
Retail — 0.0%
Orchard Supply Hardware Stores Corporation~ (Cost $2,115)	39	$0

REAL ESTATE INVESTMENT TRUSTS — 1.8%
Apartments — 0.3%
Apartment Investment & Management Co., Class A	2,762	63,278
AvalonBay Communities, Inc.	2,292	299,335
Equity Residential	6,992	398,754

		761,367

Diversified — 0.2%
Vornado Realty Trust	4,087	314,127
Weyerhaeuser Co.	11,808	220,455

		534,582

Forest Products & Paper — 0.1%
Plum Creek Timber Co.	3,847	140,646

Healthcare — 0.3%
HCP, Inc.	9,040	374,527
Health Care REIT, Inc.	4,600	250,838
Ventas, Inc.	6,453	355,754

		981,119

Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.	15,376	227,104

Industrial — 0.1%
ProLogis, Inc.	10,599	303,026

Office Property — 0.1%
Boston Properties, Inc.	3,542	352,783

Regional Malls — 0.3%
Simon Property Group, Inc.	6,828	880,402

Storage & Warehousing — 0.2%
Public Storage	3,316	445,869

Strip Centers — 0.1%
Kimco Realty Corp.	9,564	155,319

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,117,045)		4,782,217

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.2%**
U.S. Treasury Bills
0.001%, 01/12/12	$65	65,000
0.010%, 02/23/12	224	223,997
0.010%, 04/19/12	15	14,999
0.005%, 05/17/12	350	349,954

TOTAL U.S. TREASURY OBLIGATIONS (Cost $653,989)		653,949

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $6,427,852)	6,427,852	$6,427,852

TOTAL INVESTMENTS — 100.0% (Cost $249,070,432)		$269,772,206

†	See Security Valuation Note.
*	Non-income producing security.
**	Securities or a portion of the securities in this category are pledged as collateral on open futures contracts.
~	Fair valued security. The total market value of fair valued securities at December 31, 2011 is $294.

Plc — Public Limited Company.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Advertising	$397,040	$397,040	$—	$—
Aerospace & Defense	5,348,361	5,348,361	—	—
Agriculture	5,686,858	5,686,858	—	—
Airlines	152,514	152,514	—	—
Apparel	1,678,038	1,678,038	—	—
Auto Manufacturers	1,256,542	1,256,542	—	—
Auto Parts & Equipment	723,905	723,905	—	—
Banks	16,143,667	16,143,667	—	—
Beverages	7,073,790	7,073,790	—	—
Biotechnology	3,373,489	3,373,489	—	—
Building Materials	93,031	93,031	—	—
Chemicals	5,858,092	5,858,092	—	—
Coal	499,811	499,811	—	—
Commercial Services	4,304,371	4,304,371	—	—
Computers	18,703,845	18,703,845	—	—
Cosmetics & Personal Care	5,759,294	5,759,294	—	—
Distribution & Wholesale	763,034	763,034	—	—
Diversified Financial Services	4,342,288	4,342,288	—	—
Diversified Operations	99,146	99,146	—	—
Electric	9,181,919	9,181,919	—	—
Electrical Components & Equipment	867,587	867,587	—	—
Electronics	1,989,230	1,989,230	—	—
Energy-Alternate Sources	40,512	40,512	—	—
Engineering & Construction	320,543	320,543	—	—
Entertainment	114,500	114,500	—	—

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Index 500 Fund

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Environmental Control	$692,531	$692,531	$—	$—
Food	5,532,107	5,532,107	—	—
Forest Products & Paper	405,913	405,913	—	—
Gas	722,164	722,164	—	—
Hand & Machine Tools	333,567	333,567	—	—
Healthcare Products	4,850,554	4,850,554	—	—
Healthcare Services	3,454,411	3,454,411	—	—
Home Builders	204,067	204,067	—	—
Home Furnishings	133,896	133,896	—	—
Household Products & Wares	945,240	945,240	—	—
Housewares	114,940	114,940	—	—
Insurance	9,423,037	9,423,037	—	—
Internet	8,034,436	8,034,436	—	—
Iron & Steel	665,300	665,300	—	—
Leisure Time	533,722	533,722	—	—
Lodging	740,640	740,640	—	—
Machinery - Construction & Mining	1,533,968	1,533,968	—	—
Machinery - Diversified	1,780,002	1,780,002	—	—
Media	7,850,334	7,850,334	—	—
Metal Fabricate/Hardware	531,448	531,448	—	—
Mining	1,837,083	1,837,083	—	—
Miscellaneous Manufacturing	9,417,329	9,417,329	—	—
Office & Business Equipment	326,197	326,197	—	—
Oil & Gas	26,076,944	26,076,944	—	—
Oil & Gas Services	4,563,327	4,563,327	—	—
Packaging and Containers	356,657	356,657	—	—
Pharmaceuticals	18,748,476	18,748,476	—	—
Pipelines	1,126,489	1,126,489	—	—
Real Estate	101,989	101,989	—	—
Retail	16,807,231	16,806,937	294	—
Savings & Loans	186,006	186,006	—	—
Semiconductors	6,050,363	6,050,363	—	—
Software	9,495,051	9,495,051	—	—
Telecommunications	14,113,487	14,113,487	—	—
Textiles	106,345	106,345	—	—
Toys, Games & Hobbies	321,207	321,207	—	—
Transportation	5,020,323	5,020,323	—	—
REAL ESTATE INVESTMENT TRUSTS	4,782,217	4,782,217	—	—
PREFERRED STOCK	—	—	—	—
U.S. TREASURY OBLIGATIONS	653,949	—	653,949	—
SHORT-TERM INVESTMENTS	6,427,852	6,427,852	—	—

TOTAL INVESTMENTS	$269,772,206	$269,117,963	$654,244	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 99.1%
Aerospace & Defense — 0.5%
Triumph Group, Inc.	9,300	$543,585

Airlines — 1.4%
United Continental Holdings, Inc.*	73,845	1,393,455

Apparel — 3.9%
Coach, Inc.	19,820	1,209,813
Deckers Outdoor Corp.*	11,820	893,237
Ralph Lauren Corp.	6,610	912,709
Under Armour, Inc., Class A*	10,980	788,254

		3,804,013

Auto Parts & Equipment — 1.0%
BorgWarner, Inc.*	15,390	980,959

Banks — 1.1%
Signature Bank*	18,420	1,105,016

Beverages — 2.0%
Green Mountain Coffee Roasters, Inc.*	16,370	734,195
Hansen Natural Corp.*	13,860	1,277,060

		2,011,255

Biotechnology — 1.7%
Alexion Pharmaceuticals, Inc.*	23,180	1,657,370

Building Materials — 1.0%
Owens Corning*	33,930	974,470

Chemicals — 4.6%
Airgas, Inc.	9,370	731,610
Celanese Corp., Series A	14,320	633,946
CF Industries Holdings, Inc.	6,770	981,515
FMC Corp.	11,270	969,671
PPG Industries, Inc.	13,770	1,149,657

		4,466,399

Coal — 1.1%
Peabody Energy Corp.	31,740	1,050,911

Commercial Services — 2.5%
Equifax, Inc.	21,580	836,009
The Western Union Co.	86,060	1,571,456

		2,407,465

Computers — 2.9%
Fortinet, Inc.*	26,140	570,113
SanDisk Corp.*	34,260	1,685,935
Teradata Corp.*	11,460	555,925

		2,811,973

Diversified Financial Services — 2.0%
Affiliated Managers Group, Inc.*	14,920	1,431,574
Ameriprise Financial, Inc.	11,440	567,882

		1,999,456

Electronics — 1.5%
Agilent Technologies, Inc.*	26,050	909,926
FEI Co.*	13,060	532,587

		1,442,513

	Number of Shares	Value†

Environmental Control — 0.6%
Clean Harbors, Inc.*	49,540	$607,984

Food — 3.6%
The Hershey Co.	25,710	1,588,364
Whole Foods Market, Inc.	28,300	1,969,114

		3,557,478

Hand & Machine Tools — 0.9%
Stanley Black & Decker, Inc.	12,980	877,448

Healthcare Products — 2.3%
Cepheid, Inc.*	24,730	850,960
Intuitive Surgical, Inc.*	3,120	1,444,591

		2,295,551

Healthcare Services — 1.7%
AMERIGROUP Corp.*	14,180	837,754
WellCare Health Plans, Inc.*	16,230	852,075

		1,689,829

Home Furnishings — 0.8%
Tempur-Pedic International, Inc.*	15,200	798,456

Insurance — 0.8%
AON Corp.	16,380	766,584

Internet — 4.5%
Expedia, Inc.	19,695	571,549
F5 Networks, Inc.*	14,720	1,562,086
LinkedIn Corp., Class A*	10,680	672,947
TIBCO Software, Inc.*	45,420	1,085,992
TripAdvisor, Inc.*	19,695	496,511

		4,389,085

Iron & Steel — 1.7%
Allegheny Technologies, Inc.	15,060	719,868
Cliffs Natural Resources, Inc.	14,540	906,569

		1,626,437

Leisure Time — 1.0%
Harley-Davidson, Inc.	24,520	953,092

Lodging — 4.0%
MGM Resorts International*	77,340	806,656
Starwood Hotels & Resorts Worldwide, Inc.	37,360	1,792,159
Wynn Resorts Ltd.	11,810	1,304,887

		3,903,702

Machinery — Construction & Mining — 1.4%
Joy Global, Inc.	17,770	1,332,217

Machinery — Diversified — 1.1%
Cummins, Inc.	12,760	1,123,135

Miscellaneous Manufacturing — 0.7%
Hexcel Corp.*	28,430	688,290

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 7.1%
Cabot Oil & Gas Corp.	21,470	$1,629,573
Concho Resources, Inc.*	19,710	1,847,813
Northern Oil & Gas, Inc.*	20,290	486,554
Range Resources Corp.	13,080	810,175
Rowan Cos., Inc.*	31,070	942,353
SM Energy Co.	17,020	1,244,162

		6,960,630

Oil & Gas Services — 2.0%
Cameron International Corp.*	21,680	1,066,439
FMC Technologies, Inc.*	17,760	927,605

		1,994,044

Packaging and Containers — 0.7%
Crown Holdings, Inc.*	21,890	735,066

Pharmaceuticals — 5.7%
AmerisourceBergen Corp.	31,000	1,152,890
BioMarin Pharmaceutical, Inc.*	11,960	411,185
Catalyst Health Solutions, Inc.*	7,000	364,000
Mead Johnson Nutrition Co.	13,000	893,490
Onyx Pharmaceuticals, Inc.*	21,050	925,147
Perrigo Co.	11,500	1,118,950
SXC Health Solutions Corp.*	12,720	718,426

		5,584,088

Real Estate — 1.5%
CBRE Group, Inc.*	95,260	1,449,857

Retail — 7.7%
Arcos Dorados Holdings Inc., Class A	30,190	619,801
Bed Bath & Beyond, Inc.*	25,870	1,499,684
Chipotle Mexican Grill, Inc.*	3,880	1,310,431
Family Dollar Stores, Inc.	15,780	909,875
Lululemon Athletica, Inc.*	12,240	571,118
Nordstrom, Inc.	37,290	1,853,686
Williams-Sonoma, Inc.	19,910	766,535

		7,531,130

Semiconductors — 9.7%
Altera Corp.	41,740	1,548,554
Avago Technologies Ltd.	44,940	1,296,968
Broadcom Corp., Class A*	72,810	2,137,702
Cypress Semiconductor Corp.*	59,520	1,005,293
Lam Research Corp.*	37,930	1,404,169
ON Semiconductor Corp.*	171,460	1,323,671
Teradyne, Inc.*	57,780	787,541

		9,503,898

Software — 8.4%
Cerner Corp.*	17,320	1,060,850
Citrix Systems, Inc.*	28,430	1,726,269
Electronic Arts, Inc.*	65,020	1,339,412
Fiserv, Inc.*	20,460	1,201,820

	Number of Shares	Value†

Software — (continued)
MSCI, Inc., Class A*	17,890	$589,118
Quality Systems, Inc.	14,040	519,340
Salesforce.com, Inc.*	9,430	956,768
VeriFone Systems, Inc.*	22,910	813,763

		8,207,340

Telecommunications — 0.5%
Acme Packet, Inc.*	14,960	462,414

Transportation — 3.5%
Expeditors International of Washington, Inc.	31,730	1,299,660
Genesee & Wyoming, Inc., Class A*	11,200	678,496
Kansas City Southern*	9,780	665,138
Kirby Corp.*	11,920	784,814

		3,428,108

TOTAL COMMON STOCKS (Cost $88,283,074)		97,114,703

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $923,453)	923,453	923,453

TOTAL INVESTMENTS — 100.0% (Cost $89,206,527)		$98,038,156

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$97,114,703	$97,114,703	$—	$—
SHORT-TERM INVESTMENTS	923,453	923,453	—	—

TOTAL INVESTMENTS	$98,038,156	$98,038,156	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 92.9%
Aerospace & Defense — 4.7%
General Dynamics Corp.	35,500	$2,357,555
Rockwell Collins, Inc.	39,900	2,209,263

		4,566,818

Auto Manufacturers — 1.9%
Navistar International Corp.*	47,800	1,810,664

Banks — 5.4%
BB&T Corp.	41,000	1,031,970
Comerica, Inc.	41,500	1,070,700
Huntington Bancshares, Inc.	237,100	1,301,679
State Street Corp.	46,700	1,882,477

		5,286,826

Beverages — 2.2%
Constellation Brands, Inc., Class A*	102,400	2,116,608

Chemicals — 4.4%
Air Products & Chemicals, Inc.	25,000	2,129,750
Akzo Nobel NV - Sponsored ADR	44,200	2,134,860

		4,264,610

Commercial Services — 4.2%
Corrections Corporation of America*	103,000	2,098,110
The Western Union Co.	110,100	2,010,426

		4,108,536

Cosmetics & Personal Care — 1.2%
Avon Products, Inc.	68,600	1,198,442

Electric — 1.9%
NV Energy, Inc.	113,100	1,849,185

Electronics — 4.3%
Dolby Laboratories, Inc., Class A*	24,600	750,546
Flextronics International Ltd.*	228,500	1,293,310
Tyco International Ltd.	45,700	2,134,647

		4,178,503

Energy-Alternate Sources — 1.5%
Covanta Holding Corp.	108,300	1,482,627

Engineering & Construction — 1.0%
KBR, Inc.	35,600	992,172

Environmental Control — 1.0%
Republic Services, Inc.	35,100	967,005

Food — 5.8%
Safeway, Inc.	163,200	3,433,728
The Wendy’s Co.	413,500	2,216,360

		5,650,088

Gas — 4.1%
CenterPoint Energy, Inc.	119,300	2,396,737
Sempra Energy	28,700	1,578,500

		3,975,237

	Number of Shares	Value†

Healthcare Products — 6.2%
Covidien Plc	38,500	$1,732,885
Hospira, Inc.*	63,300	1,922,421
Zimmer Holdings, Inc.	44,300	2,366,506

		6,021,812

Household Products & Wares — 1.7%
Avery Dennison Corp.	56,700	1,626,156

Insurance — 1.1%
Torchmark Corp.	24,300	1,054,377

Internet — 2.0%
Symantec Corp.*	126,700	1,982,855

Lodging — 2.7%
Wyndham Worldwide Corp.	69,500	2,629,185

Miscellaneous Manufacturing — 4.7%
Ingersoll-Rand Plc	30,700	935,429
ITT Corp.*	84,100	1,625,653
The Brink’s Co.	74,000	1,989,120

		4,550,202

Oil & Gas — 4.7%
Southwestern Energy Co.*	52,300	1,670,462
Sunoco, Inc.	70,800	2,904,216

		4,574,678

Oil & Gas Services — 1.0%
Dresser-Rand Group, Inc.*	19,600	978,236

Packaging and Containers — 0.4%
Seaspan Corp.	29,800	407,664

Pharmaceuticals — 1.7%
Omnicare, Inc.	46,700	1,608,815

Retail — 10.5%
Advance Auto Parts, Inc.	36,300	2,527,569
Best Buy Co., Inc.	118,600	2,771,682
Chico’s FAS, Inc.	176,200	1,962,868
CVS Caremark Corp.	72,000	2,936,160

		10,198,279

Savings & Loans — 2.0%
People’s United Financial, Inc.	152,100	1,954,485

Semiconductors — 1.1%
Freescale Semiconductor Holdings I Ltd.*	80,000	1,012,000

Software — 3.5%
Fidelity National Information Services, Inc.	93,500	2,486,165
Nuance Communications, Inc.*	37,600	946,016

		3,432,181

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — 6.0%
Amdocs Ltd.*	62,400	$1,780,272
Motorola Solutions, Inc.	42,700	1,976,583
Virgin Media, Inc.	97,100	2,075,998

		5,832,853

TOTAL COMMON STOCKS (Cost $88,993,709)		90,311,099

REAL ESTATE INVESTMENT TRUSTS — 1.0%
Building & Real Estate — 1.0%
Starwood Property Trust, Inc. (Cost $965,881)	52,400	969,924

SHORT-TERM INVESTMENTS — 6.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $5,881,699)	5,881,699	5,881,699

TOTAL INVESTMENTS — 100.0% (Cost $95,841,289)		$97,162,722

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Country Weightings as of 12/31/2011††
United States	91%
Ireland	3
Bermuda	2
Netherlands	2
Hong Kong	1
Singapore	1

Total	100%

††	% of total investments as of December 31, 2011

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$90,311,099	$90,311,099	$—	$—
REAL ESTATE INVESTMENT TRUSTS	969,924	969,924
SHORT-TERM INVESTMENTS	5,881,699	5,881,699	—	—

TOTAL INVESTMENTS	$97,162,722	$97,162,722	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 94.9%
Advertising — 4.5%
Omnicom Group, Inc.	27,600	$1,230,408
The Interpublic Group of Cos., Inc.	160,900	1,565,557

		2,795,965

Aerospace & Defense — 1.3%
Rockwell Collins, Inc.	15,000	830,550

Agriculture — 2.1%
Bunge Ltd.	22,400	1,281,280

Auto Parts & Equipment — 0.5%
Lear Corp.	7,100	282,580

Banks — 7.8%
CIT Group, Inc.*	7,800	271,986
City National Corp.	16,300	720,134
Comerica, Inc.	22,700	585,660
Commerce Bancshares, Inc.	12,300	468,876
Cullen/Frost Bankers, Inc.	12,500	661,375
Hancock Holding Co.	22,300	712,931
M&T Bank Corp.	10,200	778,668
Signature Bank*	10,300	617,897

		4,817,527

Beverages — 1.7%
Beam, Inc.	13,500	691,605
Dr. Pepper Snapple Group, Inc.	8,900	351,372

		1,042,977

Building Materials — 0.4%
Fortune Brands Home & Security, Inc.*	13,600	231,608

Chemicals — 4.5%
Air Products & Chemicals, Inc.	5,800	494,102
Ashland, Inc.	15,900	908,844
Celanese Corp., Series A	16,200	717,174
Eastman Chemical Co.	17,200	671,832

		2,791,952

Coal — 0.5%
Consol Energy, Inc.	8,000	293,600

Commercial Services — 0.9%
The Western Union Co.	29,900	545,974

Distribution & Wholesale — 0.3%
Arrow Electronics, Inc.*	4,900	183,309

Diversified Financial Services — 3.1%
Affiliated Managers Group, Inc.*	6,200	594,890
Lazard Ltd., Class A	37,200	971,292
LPL Investment Holdings, Inc.*	12,000	366,480

		1,932,662

Electric — 3.2%
CMS Energy Corp.	37,000	816,960
Northeast Utilities	9,800	353,486
NV Energy, Inc.	4,900	80,115
PPL Corp.	25,700	756,094

		2,006,655

	Number of Shares	Value†

Electrical Components & Equipment — 0.5%
AMETEK, Inc.	7,400	$311,540

Electronics — 3.0%
FLIR Systems, Inc.	8,475	212,469
Garmin Ltd.	8,604	342,525
TE Connectivity Ltd.	19,900	613,119
Tyco International Ltd.	9,600	448,416
Woodward, Inc.	5,600	229,208

		1,845,737

Engineering & Construction — 2.4%
Jacobs Engineering Group, Inc.*	19,100	775,078
URS Corp.*	20,876	733,165

		1,508,243

Environmental Control — 1.5%
Republic Services, Inc.	33,900	933,945

Forest Products & Paper — 0.6%
International Paper Co.	13,100	387,760

Gas — 0.5%
Questar Corp.	15,200	301,872

Hand & Machine Tools — 0.7%
Kennametal, Inc.	12,600	460,152

Healthcare Products — 0.9%
St. Jude Medical, Inc.	16,000	548,800

Healthcare Services — 2.8%
Coventry Health Care, Inc.*	17,700	537,549
DaVita, Inc.*	7,500	568,575
HealthSouth Corp.*	11,700	206,739
Humana, Inc.	5,200	455,572

		1,768,435

Home Furnishings — 1.0%
Harman International Industries, Inc.	16,400	623,856

Household Products & Wares — 1.0%
Tupperware Brands Corp.	11,300	632,461

Insurance — 4.7%
ACE Ltd.	8,800	617,056
Aon Corp.	8,600	402,480
Everest Re Group Ltd.	5,200	437,268
Marsh & McLennan Cos., Inc.	19,200	607,104
PartnerRe Ltd.	12,800	821,888

		2,885,796

Iron & Steel — 2.4%
Carpenter Technology Corp.	12,100	622,908
Reliance Steel & Aluminum Co.	18,300	891,027

		1,513,935

Machinery — Diversified — 0.3%
IDEX Corp.	5,800	215,238

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — 1.0%
Discovery Communications, Inc., Class A*	14,500	$594,065

Metal Fabricate/Hardware — 0.1%
Timken Co.	1,900	73,549

Mining — 1.2%
IAMGOLD Corp.	35,800	567,430
Royal Gold, Inc.	2,200	148,346

		715,776

Miscellaneous Manufacturing — 6.3%
Dover Corp.	15,800	917,190
Eaton Corp.	14,700	639,891
Pall Corp.	11,500	657,225
Parker Hannifin Corp.	5,800	442,250
SPX Corp.	5,200	313,404
Trinity Industries, Inc.	30,300	910,818

		3,880,778

Office & Business Equipment — 1.2%
Xerox Corp.	90,900	723,564

Oil & Gas — 6.9%
Cabot Oil & Gas Corp.	2,500	189,750
Ensco Plc ADR	10,900	511,428
EQT Corp.	24,700	1,353,313
Helmerich & Payne, Inc.	6,700	391,012
QEP Resources, Inc.	30,800	902,440
Range Resources Corp.	8,700	538,878
Rowan Cos., Inc.*	13,000	394,290

		4,281,111

Oil & Gas Services — 2.4%
Halliburton Co.	13,500	465,885
Superior Energy Services, Inc.*	22,100	628,524
Weatherford International Ltd.*	29,100	426,024

		1,520,433

Packaging and Containers — 2.8%
Ball Corp.	11,100	396,381
Greif, Inc., Class A	15,500	706,025
Temple-Inland, Inc.	19,100	605,661

		1,708,067

Pharmaceuticals — 5.4%
McKesson Corp.	10,100	786,891
Mylan, Inc.*	64,300	1,379,878
Par Pharmaceutical Cos., Inc.*	11,300	369,849
Warner Chilcott Plc, Class A*	27,000	408,510
Watson Pharmaceuticals, Inc.*	6,600	398,244

		3,343,372

Pipelines — 1.0%
El Paso Corp.	22,300	592,511

Retail — 4.8%
Aeropostale, Inc.*	6,000	91,500
Darden Restaurants, Inc.	2,300	104,834
Guess?, Inc.	16,500	492,030
Macy’s, Inc.	31,000	997,580
PetSmart, Inc.	4,000	205,160

	Number of Shares	Value†

Retail — (continued)
Pier 1 Imports, Inc.*	61,300	$853,909
PVH Corp.	3,200	225,568

		2,970,581

Semiconductors — 1.3%
Analog Devices, Inc.	9,445	337,942
Micron Technology, Inc.*	72,099	453,503

		791,445

Software — 3.2%
Adobe Systems, Inc.*	14,826	419,131
Dun & Bradstreet Corp.	1,200	89,796
Fiserv, Inc.*	17,700	1,039,698
Intuit, Inc.	8,700	457,533

		2,006,158

Telecommunications — 2.2%
Anixter International, Inc.*	11,499	685,800
CenturyLink, Inc.	18,700	695,640

		1,381,440

Transportation — 2.0%
Gulfmark Offshore, Inc., Class A*	3,900	163,839
Kansas City Southern*	6,100	414,861
Knight Transportation, Inc.	2,700	42,228
Tidewater, Inc.	12,300	606,390

		1,227,318

TOTAL COMMON STOCKS (Cost $52,863,883)		58,784,577

REAL ESTATE INVESTMENT TRUSTS — 0.9%
Office Property — 0.9%
Alexandria Real Estate Equities, Inc. (Cost $433,898)	7,508	517,827

SHORT-TERM INVESTMENTS — 4.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,621,970)	2,621,970	2,621,970

TOTAL INVESTMENTS — 100.0% (Cost $55,919,751)		$61,924,374

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Mid Core Value Fund

Country Weightings as of 12/31/2011††
United States	91%
Bermuda	4
Switzerland	3
Canada	1
United Kingdom	1

Total	100%

††	% of total investments as of December 31, 2011

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$58,784,577	$58,784,577	$—	$—
REAL ESTATE INVESTMENT TRUSTS	517,827	517,827
SHORT-TERM INVESTMENTS	2,621,970	2,621,970	—	—

TOTAL INVESTMENTS	$61,924,374	$61,924,374	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 92.9%
Aerospace & Defense — 4.5%
TransDigm Group, Inc.*	8,000	$765,440
Triumph Group, Inc.	8,050	470,522

		1,235,962

Apparel — 2.3%
Deckers Outdoor Corp.*	4,410	333,264
Under Armour, Inc., Class A*	4,290	307,979

		641,243

Auto Manufacturers — 1.2%
Tesla Motors, Inc.*	11,926	340,607

Auto Parts & Equipment — 2.0%
BorgWarner, Inc.*	5,730	365,230
Westport Innovations, Inc.*	5,730	190,465

		555,695

Biotechnology — 3.1%
Alexion Pharmaceuticals, Inc.*	5,540	396,110
Cubist Pharmaceuticals, Inc.*	8,600	340,732
Inhibitex, Inc.*	10,820	118,371

		855,213

Chemicals — 2.6%
Airgas, Inc.	9,010	703,501

Commercial Services — 7.6%
Gartner, Inc.*	15,055	523,462
Hertz Global Holdings, Inc.*	30,340	355,585
ServiceSource International, Inc.*	21,742	341,132
SuccessFactors, Inc.*	7,047	280,964
Team Health Holdings, Inc.*	673	14,853
Verisk Analytics, Inc.*	6,539	262,410
Weight Watchers International, Inc.	5,810	319,608

		2,098,014

Computers — 1.2%
Fortinet, Inc.*	15,314	333,998

Distribution & Wholesale — 1.7%
WESCO International, Inc.*	8,980	476,030

Diversified Financial Services — 2.2%
Affiliated Managers Group, Inc.*	4,620	443,289
LPL Investment Holdings Inc.*	5,044	154,044

		597,333

Electronics — 1.0%
Trimble Navigation Ltd.*	6,420	278,628

Entertainment — 0.8%
National CineMedia, Inc.	18,604	230,690

Food — 1.3%
The Hain Celestial Group, Inc.*	9,840	360,734

Healthcare Products — 3.2%
Alere, Inc.*	10,505	242,560
Bruker Corp.*	19,430	241,321

	Number of Shares	Value†

Healthcare Products — (continued)
Gen-Probe, Inc.*	3,720	$219,926
HeartWare International, Inc.*	2,540	175,260

		879,067

Healthcare Services — 2.6%
Covance, Inc.*	5,405	247,116
MEDNAX, Inc.*	6,480	466,625

		713,741

Home Furnishings — 1.2%
Tempur-Pedic International, Inc.*	6,540	343,546

Internet — 9.6%
Angie’s List, Inc.*	10,700	172,270
BroadSoft, Inc.*	13,400	404,680
DealerTrack Holdings, Inc.*	10,371	282,714
Equinix, Inc.*	5,260	533,364
F5 Networks, Inc.*	2,260	239,831
MercadoLibre, Inc.	5,120	407,245
Shutterfly, Inc.*	7,970	181,397
TIBCO Software, Inc.*	18,140	433,727

		2,655,228

Machinery — Diversified — 5.7%
AGCO Corp.*	1,240	53,283
Chart Industries, Inc.*	7,610	411,473
Graco, Inc.	12,130	495,996
Robbins & Myers, Inc.	6,820	331,111
Wabtec Corp.	4,033	282,108

		1,573,971

Oil & Gas — 5.7%
Approach Resources, Inc.*	9,104	267,749
Cabot Oil & Gas Corp.	3,400	258,060
Concho Resources, Inc.*	2,600	243,750
Gulfport Energy Corp.*	6,420	189,069
Nabors Industries Ltd.*	12,740	220,912
Pioneer Natural Resources Co.	2,930	262,176
SandRidge Energy, Inc.*	15,400	125,664

		1,567,380

Oil & Gas Services — 2.8%
Atwood Oceanics, Inc.*	6,780	269,776
Oil States International, Inc.*	6,460	493,350

		763,126

Pharmaceuticals — 3.8%
AmerisourceBergen Corp.	6,350	236,157
BioMarin Pharmaceutical, Inc.*	8,251	283,669
Catalyst Health Solutions, Inc.*	5,190	269,880
Impax Laboratories, Inc.*	12,600	254,142

		1,043,848

Real Estate — 1.0%
CBRE Group, Inc.*	18,190	276,852

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 6.1%
Arcos Dorados Holdings Inc., Class A	11,501	$236,116
Buffalo Wild Wings, Inc.*	6,010	405,735
Michael Kors Holdings Ltd.	1,865	50,821
Vera Bradley, Inc.*	9,870	318,307
Vitamin Shoppe, Inc.*	7,910	315,451
Williams-Sonoma, Inc.	9,000	346,500

		1,672,930

Semiconductors — 3.7%
Atmel Corp.*	22,570	182,817
Avago Technologies Ltd.	13,410	387,013
CEVA, Inc.*	5,960	180,350
Microchip Technology, Inc.	7,180	263,003

		1,013,183

Software — 5.5%
Aspen Technology, Inc.*	25,030	434,271
athenahealth, Inc.*	7,370	362,015
MSCI, Inc., Class A*	6,140	202,190
QLIK Technologies, Inc.*	12,161	294,296
Red Hat, Inc.*	5,270	217,598

		1,510,370

Storage & Warehousing — 1.2%
Wesco Aircraft Holdings Inc*	24,190	338,418

Telecommunications — 5.7%
Acme Packet, Inc.*	9,320	288,081
EZchip Semiconductor Ltd.*	5,560	157,515
Iridium Communications, Inc.*	39,990	308,323
LogMeIn, Inc.*	6,422	247,568
SBA Communications Corp., Class A*	10,310	442,918
Ubiquiti Networks, Inc.*	6,835	124,602

		1,569,007

Transportation — 3.6%
Kansas City Southern*	14,430	981,384

TOTAL COMMON STOCKS (Cost $25,609,338)		25,609,699

SHORT-TERM INVESTMENTS — 7.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,970,293)	1,970,293	1,970,293

TOTAL INVESTMENTS — 100.0% (Cost $27,579,631)		$27,579,992

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$25,609,699	$25,609,699	$—	$—
SHORT-TERM INVESTMENTS	1,970,293	1,970,293	—	—

TOTAL INVESTMENTS	$27,579,992	$27,579,992	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 91.2%
Airlines — 0.7%
Alaska Air Group, Inc.*	3,050	$229,025

Apparel — 1.2%
The Jones Group, Inc.	33,780	356,379

Auto Parts & Equipment — 4.1%
Cooper Tire & Rubber Co.	25,010	350,390
Dana Holding Corp.*	23,970	291,236
Lear Corp.	9,250	368,150
TRW Automotive Holdings Corp.*	8,400	273,840

		1,283,616

Banks — 8.2%
Associated Banc-Corp.	24,000	268,080
CapitalSource, Inc.	58,870	394,429
Comerica, Inc.	14,235	367,263
Hancock Holding Co.	5,692	181,973
Huntington Bancshares, Inc.	67,840	372,442
Popular, Inc.*	104,230	144,880
Susquehanna Bancshares, Inc.	40,330	337,965
Webster Financial Corp.	9,400	191,666
Zions Bancorporation	17,750	288,970

		2,547,668

Beverages — 1.4%
Constellation Brands, Inc., Class A*	21,560	445,645

Chemicals — 2.9%
Ferro Corp.*	32,220	157,556
Huntsman Corp.	16,640	166,400
PolyOne Corp.	26,520	306,306
Westlake Chemical Corp.	6,920	278,461

		908,723

Commercial Services — 1.1%
Convergys Corp.*	27,790	354,878

Computers — 1.9%
Insight Enterprises, Inc.*	15,320	234,243
NCR Corp.*	9,550	157,193
Seagate Technology Plc	11,760	192,864

		584,300

Distribution & Wholesale — 2.8%
Arrow Electronics, Inc.*	10,500	392,805
Ingram Micro, Inc., Class A*	10,380	188,812
WESCO International, Inc.*	5,660	300,037

		881,654

Diversified Financial Services — 1.9%
Aircastle Ltd.	33,570	427,010
Legg Mason, Inc.	7,020	168,831

		595,841

Electric — 5.9%
CMS Energy Corp.	17,915	395,563
Great Plains Energy, Inc.	12,620	274,864
NV Energy, Inc.	24,600	402,210
PNM Resources, Inc.	20,570	374,991

	Number of Shares	Value†

Electric — (continued)
Portland General Electric Co.	15,745	$398,191

		1,845,819

Electrical Components & Equipment — 2.3%
EnerSys*	15,270	396,562
General Cable Corp.*	13,300	332,633

		729,195

Electronics — 6.1%
AU Optronics Corp. ADR	70,960	306,547
Avnet, Inc.*	14,300	444,587
Celestica, Inc.*	36,690	268,938
Flextronics International Ltd.*	52,990	299,923
Thomas & Betts Corp.*	3,870	211,302
TTM Technologies, Inc.*	33,760	370,010

		1,901,307

Engineering & Construction — 0.7%
Tutor Perini Corp.*	18,450	227,673

Food — 4.6%
Dean Foods Co.*	40,270	451,024
Dole Food Co., Inc.*	27,050	233,982
Smithfield Foods, Inc.*	14,140	343,319
Tyson Foods, Inc., Class A	20,240	417,754

		1,446,079

Gas — 3.7%
Atmos Energy Corp.	10,115	337,335
NiSource, Inc.	16,855	401,318
UGI Corp.	13,700	402,780

		1,141,433

Healthcare Services — 3.5%
Health Net, Inc.*	14,100	428,922
LifePoint Hospitals, Inc.*	9,670	359,241
Molina Healthcare, Inc.*	13,510	301,678

		1,089,841

Home Builders — 0.6%
NVR, Inc.*	265	181,790

Household Products & Wares — 0.8%
Avery Dennison Corp.	8,100	232,308

Housewares — 1.0%
Newell Rubbermaid, Inc.	19,910	321,546

Insurance — 7.4%
AmTrust Financial Services, Inc.	10,450	248,187
Aspen Insurance Holdings Ltd.	13,230	350,595
Endurance Specialty Holdings Ltd.	10,175	389,194
Platinum Underwriters Holdings Ltd.	11,430	389,877
Reinsurance Group of America, Inc.	6,975	364,444
Torchmark Corp.	6,620	287,242
Unum Group	12,725	268,116

		2,297,655

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Iron & Steel — 3.0%
Commercial Metals Co.	23,560	$325,835
Reliance Steel & Aluminum Co.	8,840	430,420
Steel Dynamics, Inc.	13,110	172,396

		928,651

Leisure Time — 1.1%
Royal Caribbean Cruises Ltd.	13,190	326,716

Lodging — 0.6%
MGM Resorts International*	18,920	197,336

Media — 1.0%
Gannett Co., Inc.	22,680	303,232

Metal Fabricate/Hardware — 1.2%
Timken Co.	9,280	359,229

Oil & Gas — 2.8%
Forest Oil Corp.*	8,650	117,208
Plains Exploration & Production Co.*	8,720	320,198
Stone Energy Corp.*	10,080	265,910
Tesoro Corp.*	6,950	162,352

		865,668

Retail — 5.9%
ANN, Inc.*	11,740	290,917
Big Lots, Inc.*	6,910	260,922
GameStop Corp., Class A*	14,530	350,609
Office Depot, Inc.*	50,600	108,790
Saks, Inc.*	18,060	176,085
Signet Jewelers Ltd.	8,220	361,351
The Children’s Place Retail Stores, Inc.*	5,140	273,037

		1,821,711

Savings & Loans — 2.0%
First Niagara Financial Group, Inc.	30,900	266,667
People’s United Financial, Inc.	13,100	168,335
Washington Federal, Inc.	14,170	198,238

		633,240

Semiconductors — 5.0%
Amkor Technology, Inc.*	53,130	231,647
Entegris, Inc.*	43,470	379,276
Lam Research Corp.*	8,360	309,487
Micron Technology, Inc.*	49,450	311,040
MKS Instruments, Inc.	11,260	313,253

		1,544,703

Telecommunications — 2.1%
Amdocs Ltd.*	9,525	271,748
Anixter International, Inc.*	3,440	205,162
Arris Group, Inc.*	15,710	169,982

		646,892

Transportation — 3.7%
Atlas Air Worldwide Holdings, Inc.*	7,300	280,539
Bristow Group, Inc.	8,545	404,947
Con-way, Inc.	6,580	191,873

	Number of Shares	Value†

Transportation — (continued)
Teekay Corp.	10,770	$287,882

		1,165,241

TOTAL COMMON STOCKS (Cost $26,708,534)		28,394,994

REAL ESTATE INVESTMENT TRUSTS — 7.6%
Apartments — 3.2%
BRE Properties, Inc.	5,210	263,001
Camden Property Trust	4,800	298,752
Home Properties, Inc.	3,890	223,947
Mid-America Apartment Communities, Inc.	3,220	201,411

		987,111

Diversified — 1.2%
Entertainment Properties Trust	8,690	379,840

Hotels & Resorts — 1.0%
DiamondRock Hospitality Co.	33,810	325,928

Office Property — 1.1%
BioMed Realty Trust, Inc.	19,820	358,346

Regional Malls — 1.1%
Glimcher Realty Trust	35,980	331,016

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,326,955)		2,382,241

SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $361,185)	361,185	361,185

TOTAL INVESTMENTS — 100.0% (Cost $29,396,674)		$31,138,420

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Country Weightings as of 12/31/2011††
United States	90%
Bermuda	5
Canada	2
Ireland	1
Singapore	1
Taiwan	1

Total	100%

††	% of total investments as of December 31, 2011

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

SMID Cap Value Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$28,394,994	$28,394,994	$—	$—
REAL ESTATE INVESTMENT TRUSTS	2,382,241	2,382,241	—	—
SHORT-TERM INVESTMENTS	361,185	361,185	—	—

TOTAL INVESTMENTS	$31,138,420	$31,138,420	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 99.5%
Airlines — 1.6%
Copa Holdings SA, Class A	21,502	$1,261,522

Apparel — 0.9%
Steven Madden Ltd.*	21,025	725,363

Auto Manufacturers — 3.7%
Tesla Motors, Inc.*	24,075	687,582
Wabash National Corp.*	279,785	2,193,514

		2,881,096

Auto Parts & Equipment — 1.2%
Tenneco, Inc.*	32,275	961,150

Biotechnology — 3.7%
Cubist Pharmaceuticals, Inc.*	22,950	909,279
Emergent BioSolutions, Inc.*	67,950	1,144,278
Myriad Genetics, Inc.*	42,025	880,003

		2,933,560

Commercial Services — 11.3%
Acacia Research - Acacia Technologies*	32,675	1,192,964
American Public Education, Inc.*	45,916	1,987,244
FTI Consulting, Inc.*	13,925	590,699
Huron Consulting Group, Inc.*	16,425	636,305
ServiceSource International, Inc.*	51,300	804,897
The Corporate Executive Board Co.	16,325	621,983
United Rentals, Inc.*	59,550	1,759,702
VistaPrint NV*	42,679	1,305,977

		8,899,771

Computers — 0.9%
Mitek Systems, Inc.*	92,833	673,039

Distribution & Wholesale — 1.1%
Titan Machinery, Inc.*	38,450	835,519

Diversified Financial Services — 5.6%
AerCap Holdings NV*	111,622	1,260,212
Encore Capital Group, Inc.*	31,300	665,438
Financial Engines, Inc.*	56,550	1,262,762
MarketAxess Holdings, Inc.	5,131	154,494
WisdomTree Investments, Inc.*	174,557	1,056,070

		4,398,976

Electronics — 0.7%
Cymer, Inc.*	11,850	589,656

Food — 0.9%
Fresh Market, Inc. (The)*	17,450	696,255

Healthcare Products — 7.4%
Align Technology, Inc.*	41,291	979,629
Endologix, Inc.*	14,301	164,176
Hansen Medical, Inc.*	241,062	621,940
Insulet Corp.*	40,825	768,735
NuVasive, Inc.*	102,255	1,287,390
Zoll Medical Corp.*	31,900	2,015,442

		5,837,312

	Number of Shares	Value†

Healthcare Services — 0.9%
IPC The Hospitalist Co., Inc.*	15,425	$705,231

Internet — 8.9%
Ancestry.com, Inc.*	55,900	1,283,464
BroadSoft, Inc.*	76,141	2,299,458
Constant Contact, Inc.*	82,945	1,925,153
ReachLocal, Inc.*	40,325	249,209
Shutterfly, Inc.*	55,375	1,260,335

		7,017,619

Leisure Time — 1.5%
Life Time Fitness, Inc.*	24,505	1,145,609

Metal Fabricate/Hardware — 1.4%
Dynamic Materials Corp.	55,650	1,100,757

Mining — 4.7%
Globe Specialty Metals, Inc.	128,725	1,723,628
Horsehead Holding Corp.*	217,566	1,960,269

		3,683,897

Miscellaneous Manufacturing — 2.3%
Polypore International, Inc.*	40,350	1,774,996

Oil & Gas — 10.5%
Carrizo Oil & Gas, Inc.*	56,600	1,491,410
Comstock Resources, Inc.*	154,935	2,370,506
Goodrich Petroleum Corp.*	186,897	2,566,096
Quicksilver Resources, Inc.*	279,833	1,877,679

		8,305,691

Oil & Gas Services — 1.1%
Tesco Corp.*	71,260	900,726

Pharmaceuticals — 3.6%
Jazz Pharmaceuticals, Inc.*	16,725	646,087
Questcor Pharmaceuticals, Inc.*	36,800	1,530,144
Salix Pharmaceuticals Ltd.*	13,350	638,797

		2,815,028

Retail — 3.2%
Buffalo Wild Wings, Inc.*	575	38,818
Cabela’s, Inc.*	33,050	840,131
Texas Roadhouse, Inc.	52,950	788,955
Vera Bradley, Inc.*	25,575	824,794

		2,492,698

Semiconductors — 6.3%
Cavium, Inc.*	37,225	1,058,307
Inphi Corp.*	147,050	1,758,718
Mellanox Technologies Ltd.*	22,602	734,339
Teradyne, Inc.*	105,000	1,431,150

		4,982,514

Software — 4.0%
Concur Technologies, Inc.*	11,650	591,704
InnerWorkings, Inc.*	123,566	1,150,399

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
QLIK Technologies, Inc.*	28,750	$695,750
Rosetta Stone, Inc.*	94,552	721,432

		3,159,285

Storage & Warehousing — 1.8%
Mobile Mini, Inc.*	82,962	1,447,686

Telecommunications — 7.8%
Acme Packet, Inc.*	50,350	1,556,318
Aruba Networks, Inc.*	42,525	787,563
IPG Photonics Corp.*	42,850	1,451,330
Sycamore Networks, Inc.*	132,324	2,368,600

		6,163,811

Transportation — 2.5%
Celadon Group, Inc.	69,254	817,890
Scorpio Tankers, Inc.*	155,455	760,175
Vitran Corp., Inc.*	67,988	391,611

		1,969,676

TOTAL COMMON STOCKS (Cost $79,934,291)		78,358,443

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $403,281)	403,281	403,281

TOTAL INVESTMENTS — 100.0% (Cost $80,337,572)		$78,761,724

†	See Security Valuation Note.
*	Non-income producing security.

Country Weightings as of 12/31/2011††
United States	92%
Netherlands	3
Canada	2
Israel	1
Panama	1
Principality of Monaco	1

Total	100%

††	% of total investments as of December 31, 2011

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$78,358,443	$78,358,443	$—	$—
SHORT-TERM INVESTMENTS	403,281	403,281	—	—

TOTAL INVESTMENTS	$78,761,724	$78,761,724	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 86.1%
Aerospace & Defense — 1.6%
AAR Corp.	28,034	$537,412
Kaman Corp.	36,887	1,007,753
Triumph Group, Inc.	16,683	975,121

		2,520,286

Airlines — 0.4%
JetBlue Airways Corp.*	122,575	637,390

Apparel — 2.2%
Deckers Outdoor Corp.*	7,371	557,026
G-III Apparel Group Ltd.*	13,222	329,360
Iconix Brand Group, Inc.*	49,228	801,924
Steven Madden Ltd.*	20,049	691,691
The Warnaco Group, Inc.*	21,707	1,086,218

		3,466,219

Auto Parts & Equipment — 1.2%
Dana Holding Corp.*	26,692	324,308
Tenneco, Inc.*	30,994	923,001
Visteon Corp.*	14,521	725,179

		1,972,488

Banks — 11.8%
BancorpSouth, Inc.	45,484	501,234
Bank of the Ozarks, Inc.	43,464	1,287,838
Boston Private Financial Holdings, Inc.	50,441	400,502
Bridge Capital Holdings*	12,666	131,726
CoBiz Financial, Inc.	31,424	181,316
Columbia Banking System, Inc.	29,027	559,350
Community Bank System, Inc.	19,513	542,461
East West Bancorp, Inc.	15,634	308,772
F.N.B. Corp.	70,529	797,683
First Financial Bankshares, Inc.	27,526	920,194
First Midwest Bancorp, Inc.	57,989	587,429
Glacier Bancorp, Inc.	60,425	726,913
Hancock Holding Co.	35,573	1,137,269
Heritage Financial Corp.	16,425	206,298
Home Bancshares, Inc.	17,332	449,072
Iberiabank Corp.	8,880	437,784
Independent Bank Corp.	13,324	363,612
Lakeland Financial Corp.	14,181	366,862
MB Financial, Inc.	46,037	787,233
Pinnacle Financial Partners, Inc.*	32,710	528,266
PrivateBancorp, Inc.	47,887	525,799
Prosperity Bancshares, Inc.	27,335	1,102,967
Sandy Spring Bancorp, Inc.	15,441	270,990
SCBT Financial Corp.	18,724	543,183
Sierra Bancorp	8,434	74,219
Signature Bank*	29,211	1,752,368
Simmons First National Corp., Class A	9,694	263,580
Southcoast Financial Corp.*	12,869	16,344
Summit State Bank	9,857	51,256
Texas Capital Bancshares, Inc.*	27,616	845,326
The First of Long Island Corp.	8,769	230,800
Trico Bancshares	18,948	269,441
UMB Financial Corp.	23,269	866,770
Webster Financial Corp.	40,594	827,712

		18,862,569

	Number of Shares	Value†

Building Materials — 0.9%
Comfort Systems USA, Inc.	86,720	$929,638
Universal Forest Products, Inc.	17,800	549,486

		1,479,124

Chemicals — 2.4%
H.B. Fuller Co.	34,837	805,083
Minerals Technologies, Inc.	19,474	1,100,865
PolyOne Corp.	103,343	1,193,612
Tronox, Inc.*	1,674	200,880
W.R. Grace & Co.*	12,252	562,612

		3,863,052

Commercial Services — 3.7%
Ascent Capital Group Inc., Class A*	18,128	919,452
Convergys Corp.*	69,307	885,051
Monro Muffler Brake, Inc.	16,432	637,397
On Assignment, Inc.*	58,207	650,754
PHH Corp.*	15,246	163,132
RSC Holdings, Inc.*	86,257	1,595,755
Team Health Holdings, Inc.*	45,533	1,004,913

		5,856,454

Computers — 1.9%
Electronics for Imaging, Inc.*	55,892	796,461
Mentor Graphics Corp.*	61,864	838,876
MTS Systems Corp.	15,414	628,120
NetScout Systems, Inc.*	40,510	712,976

		2,976,433

Cosmetics & Personal Care — 0.4%
Elizabeth Arden, Inc.*	17,189	636,681

Distribution & Wholesale — 2.1%
Beacon Roofing Supply, Inc.*	48,580	982,773
Fossil, Inc.*	6,569	521,316
ScanSource, Inc.*	21,735	782,460
Watsco, Inc.	17,334	1,138,151

		3,424,700

Diversified Financial Services — 2.4%
BGC Partners, Inc., Class A	29,849	177,303
Cohen & Steers, Inc.	6,978	201,664
KBW, Inc.	16,281	247,146
Knight Capital Group, Inc., Class A*	50,836	600,881
Manning & Napier, Inc.	15,787	197,180
MarketAxess Holdings, Inc.	7,920	238,471
Ocwen Financial Corp.*	69,847	1,011,385
Piper Jaffray Cos.*	6,654	134,411
Solar Senior Capital Ltd.	11,894	187,330
Stifel Financial Corp.*	25,165	806,538

		3,802,309

Electric — 5.2%
Allete, Inc.	9,378	393,688
Atlantic Power Corp.*	17,034	243,586
Avista Corp.	12,434	320,176
Cleco Corp.	34,547	1,316,241
El Paso Electric Co.	104,204	3,609,627
IDACORP, Inc.	22,831	968,263
MGE Energy, Inc.	15,455	722,830

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electric — (continued)
NorthWestern Corp.	11,746	$420,389
Unisource Energy Corp.	9,358	345,497

		8,340,297

Electrical Components & Equipment — 1.5%
Acuity Brands, Inc.	10,266	544,098
Belden, Inc.	19,166	637,844
EnerSys*	19,068	495,196
Littelfuse, Inc.	16,362	703,239

		2,380,377

Electronics — 0.3%
Checkpoint Systems, Inc.*	50,205	549,243

Engineering & Construction — 0.4%
Michael Baker Corp.*	8,846	173,470
MYR Group, Inc.*	27,464	525,661

		699,131

Entertainment — 0.9%
Six Flags Entertainment Corp.	21,822	899,939
Vail Resorts, Inc.	11,475	486,081

		1,386,020

Environmental Control — 0.6%
Darling International, Inc.*	33,351	443,235
Waste Connections, Inc.	17,841	591,251

		1,034,486

Food — 1.3%
The Hain Celestial Group, Inc.*	29,704	1,088,949
TreeHouse Foods, Inc.*	14,405	941,799

		2,030,748

Gas — 2.1%
Southwest Gas Corp.	78,851	3,350,379

Hand & Machine Tools — 0.3%
Regal-Beloit Corp.	9,379	478,048

Healthcare Products — 0.9%
PSS World Medical, Inc.*	35,315	854,270
West Pharmaceutical Services, Inc.	17,620	668,679

		1,522,949

Healthcare Services — 2.8%
Amedisys, Inc.*	11,118	121,297
HealthSouth Corp.*	89,614	1,583,480
ICON Plc ADR*	61,531	1,052,796
Lincare Holdings, Inc.	50,599	1,300,900
Magellan Health Services, Inc.*	7,073	349,901

		4,408,374

Home Builders — 0.3%
Meritage Homes Corp.*	24,215	561,546

Home Furnishings — 0.7%
Harman International Industries, Inc.	14,818	563,677
Tempur-Pedic International, Inc.*	11,611	609,926

		1,173,603

Insurance — 5.7%
Alterra Capital Holdings Ltd.	42,562	1,005,740

	Number of Shares	Value†

Insurance — (continued)
American Equity Investment Life Holding Co.	129,359	$1,345,334
Aspen Insurance Holdings Ltd.	16,613	440,244
Donegal Group, Inc., Class A	10,706	151,597
Enstar Group Ltd.*	5,349	525,272
Meadowbrook Insurance Group, Inc.	178,133	1,902,460
ProAssurance Corp.	19,377	1,546,672
RLI Corp.	13,179	960,222
Symetra Financial Corp.	37,780	342,665
Tower Group, Inc.	46,060	929,030

		9,149,236

Internet — 0.1%
Blue Coat Systems, Inc.*	8,207	208,868

Investment Companies — 0.8%
Apollo Investment Corp.	28,447	183,199
Golub Capital BDC, Inc.	18,055	279,852
PennantPark Investment Corp.	41,058	414,275
Solar Capital Ltd.	15,844	349,994

		1,227,320

Iron & Steel — 0.9%
Commercial Metals Co.	30,835	426,448
Metals USA Holdings Corp.*	39,100	439,875
Schnitzer Steel Industries, Inc., Class A	12,396	524,103

		1,390,426

Leisure Time — 0.5%
Polaris Industries, Inc.	13,387	749,404

Lodging — 0.4%
Gaylord Entertainment Co.*	18,870	455,522
Orient-Express Hotels Ltd., Class A*	22,000	164,340

		619,862

Machinery — Diversified — 2.2%
Altra Holdings, Inc.*	25,552	481,144
Applied Industrial Technologies, Inc.	19,658	691,372
Graco, Inc.	18,705	764,848
Robbins & Myers, Inc.	21,657	1,051,447
Tennant Co.	15,015	583,633

		3,572,444

Media — 0.5%
Knology, Inc.*	56,262	798,920

Metal Fabricate/Hardware — 1.0%
Olympic Steel, Inc.	26,888	627,028
RBC Bearings, Inc.*	25,311	1,055,469

		1,682,497

Mining — 1.0%
Kaiser Aluminum Corp.	29,632	1,359,516
Stillwater Mining Co.*	21,799	228,018

		1,587,534

Miscellaneous Manufacturing — 2.2%
A.O. Smith Corp.	23,814	955,418
Actuant Corp., Class A	18,807	426,731
AZZ, Inc.	14,057	638,750

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Carlisle Cos., Inc.	33,534	$1,485,556

		3,506,455

Oil & Gas — 3.1%
Approach Resources, Inc.*	52,679	1,549,289
Magnum Hunter Resources Corp.*	187,807	1,012,280
Petroleum Development Corp.*	26,876	943,616
Rosetta Resources, Inc.*	32,804	1,426,974

		4,932,159

Oil & Gas Services — 1.6%
Key Energy Services, Inc.*	83,812	1,296,572
Oil States International, Inc.*	8,094	618,139
Thermon Group Holdings, Inc.*	36,881	649,843

		2,564,554

Pharmaceuticals — 0.7%
Herbalife Ltd.	13,490	697,028
Medicis Pharmaceutical Corp., Class A	12,580	418,285

		1,115,313

Real Estate — 0.1%
Kennedy-Wilson Holdings, Inc.	14,359	151,918

Retail — 5.8%
ANN, Inc.*	15,669	388,278
Cash America International, Inc.	6,908	322,120
DineEquity, Inc.*	5,130	216,537
Ezcorp, Inc., Class A*	16,286	429,462
First Cash Financial Services, Inc.*	12,581	441,467
Francesca’s Holdings Corp.*	11,322	195,871
GNC Holdings, Inc., Class A*	19,453	563,164
HSN, Inc.	23,634	856,969
Jos. A. Bank Clothiers, Inc.*	20,121	981,100
Mattress Firm Holding Corp.*	18,366	425,908
Nu Skin Enterprises, Inc., Class A	21,078	1,023,758
Susser Holdings Corp.*	7,277	164,606
The Children’s Place Retail Stores, Inc.*	14,147	751,489
The Finish Line, Inc., Class A	7,512	144,869
Vera Bradley, Inc.*	20,970	676,282
Vitamin Shoppe, Inc.*	9,117	363,586
World Fuel Services Corp.	32,778	1,376,020

		9,321,486

Savings & Loans — 1.6%
Brookline Bancorp, Inc.	56,172	474,092
Dime Community Bancshares, Inc.	23,906	301,216
Flushing Financial Corp.	36,462	460,515
Northwest Bancshares, Inc.	46,715	581,134
Provident Financial Services, Inc.	30,469	407,980
WSFS Financial Corp.	7,722	277,683

		2,502,620

Semiconductors — 3.5%
Cabot Microelectronics Corp.*	22,220	1,049,895
Fairchild Semiconductor International, Inc.*	63,643	766,262
Micrel, Inc.	38,700	391,257
MKS Instruments, Inc.	37,597	1,045,949
Semtech Corp.*	50,132	1,244,276

	Number of Shares	Value†

Semiconductors — (continued)
Standard Microsystems Corp.*	40,646	$1,047,447

		5,545,086

Software — 2.2%
Digi International, Inc.*	36,559	407,998
Monotype Imaging Holdings, Inc.*	37,187	579,745
Parametric Technology Corp.*	32,961	601,868
SS&C Technologies Holdings, Inc.*	67,812	1,224,685
SYNNEX Corp.*	23,386	712,338

		3,526,634

Telecommunications — 2.3%
ADTRAN, Inc.	19,136	577,142
Anixter International, Inc.*	18,082	1,078,410
Plantronics, Inc.	31,551	1,124,478
Premiere Global Services, Inc.*	108,826	921,756

		3,701,786

Textiles — 0.5%
G&K Services, Inc., Class A	27,783	808,763

Transportation — 1.1%
Forward Air Corp.	29,838	956,308
Heartland Express, Inc.	54,895	784,449

		1,740,757

TOTAL COMMON STOCKS (Cost $120,790,731)		137,816,948

REAL ESTATE INVESTMENT TRUSTS — 12.2%
Apartments — 1.9%
American Campus Communities, Inc.	50,581	2,122,379
Mid-America Apartment Communities, Inc.	13,339	834,354

		2,956,733

Building & Real Estate — 3.0%
CreXus Investment Corp.	41,430	430,043
CYS Investments, Inc.	107,468	1,412,129
MFA Financial, Inc.	180,348	1,211,939
National Retail Properties, Inc.	46,780	1,234,056
Two Harbors Investment Corp.	60,248	556,692

		4,844,859

Diversified — 3.0%
Coresite Realty Corp.	61,423	1,094,558
DuPont Fabros Technology, Inc.	33,236	804,976
Entertainment Properties Trust	36,131	1,579,286
PS Business Parks, Inc.	24,158	1,339,078

		4,817,898

Healthcare — 0.8%
National Health Investors, Inc.	17,921	788,166
Omega Healthcare Investors, Inc.	22,432	434,059

		1,222,225

Hotels & Resorts — 0.8%
DiamondRock Hospitality Co.	31,280	301,539
LaSalle Hotel Properties	6,185	149,739
Pebblebrook Hotel Trust	40,827	783,062

		1,234,340

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Office Property — 1.4%
BioMed Realty Trust, Inc.	75,916	$1,372,561
Hudson Pacific Properties, Inc.	34,305	485,759
Parkway Properties, Inc.	38,354	378,171

		2,236,491

Storage & Warehousing — 0.4%
CubeSmart	67,260	715,646

Strip Centers — 0.9%
Acadia Realty Trust	39,761	800,787
Retail Opportunity Investments Corp.	60,037	710,838

		1,511,625

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $17,586,920)		19,539,817

WARRANTS — 0.0%
Magnum Hunter Resources Corp.~ (Cost $0)	6,348	0

SHORT-TERM INVESTMENTS — 1.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,706,901)	2,706,901	2,706,901

TOTAL INVESTMENTS — 100.0% (Cost $141,084,552)		$160,063,666

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2011 is $0.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$137,816,948	$137,816,948	$—	$—
REAL ESTATE INVESTMENT TRUSTS	19,539,817	19,539,817	—	—
WARRANTS	—	—	—	—
SHORT-TERM INVESTMENTS	2,706,901	2,706,901	—	—

TOTAL INVESTMENTS	$160,063,666	$160,063,666	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — 87.3%
Advertising — 0.1%
Harte-Hanks, Inc.	978	$8,890
Marchex, Inc., Class B	745	4,656
MDC Partners, Inc.	600	8,112
Valuevision Media, Inc.*	1,000	1,880

		23,538

Aerospace & Defense — 1.6%
AAR Corp.	1,169	22,410
AeroVironment, Inc.*	418	13,154
Astronics Corp.*	331	11,853
Astronics Corp.*	16	580
Cubic Corp.	469	20,444
Curtiss-Wright Corp.	1,226	43,314
Ducommun, Inc.	265	3,379
Esterline Technologies Corp.*	840	47,015
GenCorp, Inc.*	1,240	6,597
HEICO Corp.	1,130	66,082
Kaman Corp.	648	17,703
Kratos Defense & Security Solutions, Inc.*	922	5,504
LMI Aerospace, Inc.*	153	2,685
Moog, Inc., Class A*	1,191	52,321
National Presto Industries, Inc.	146	13,666
Orbital Sciences Corp.*	1,696	24,643
Teledyne Technologies, Inc.*	1,004	55,069
Triumph Group, Inc.	1,026	59,970

		466,389

Agriculture — 0.3%
Alico, Inc.	51	988
Alliance One International, Inc.*	2,256	6,136
Cadiz, Inc.*	157	1,512
Griffin Land & Nurseries, Inc.	40	1,059
Limoneira Co.	100	1,691
MGP Ingredients, Inc.	300	1,512
Star Scientific, Inc.*	2,044	4,456
Tejon Ranch Co.*	288	7,050
The Andersons, Inc.	555	24,231
Universal Corp.	555	25,508
Vector Group Ltd.	1,341	23,816

		97,959

Airlines — 0.6%
Alaska Air Group, Inc.*	937	70,359
Allegiant Travel Co.*	401	21,389
Hawaiian Holdings, Inc.*	1,326	7,691
JetBlue Airways Corp.*	7,028	36,546
Republic Airways Holdings, Inc.*	1,201	4,120
SkyWest, Inc.	1,281	16,128
Spirit Airlines, Inc.*	400	6,240
US Airways Group, Inc.*	4,718	23,920

		186,393

Apparel — 1.3%
Carter’s, Inc.*	1,306	51,992
Cherokee, Inc.	200	2,334
Columbia Sportswear Co.	311	14,477

	Number of Shares	Value†

Apparel — (continued)
Crocs, Inc.*	2,200	$32,494
Delta Apparel, Inc.*	200	3,818
G-III Apparel Group Ltd.*	404	10,064
Iconix Brand Group, Inc.*	1,942	31,635
K-Swiss, Inc., Class A*	424	1,238
Maidenform Brands, Inc.*	538	9,845
Oxford Industries, Inc.	308	13,897
Perry Ellis International, Inc.*	414	5,887
Quiksilver, Inc.*	2,860	10,325
RG Barry Corp.	200	2,416
Skechers U.S.A., Inc., Class A*	1,116	13,526
Steven Madden Ltd.*	1,033	35,639
The Jones Group, Inc.	2,465	26,006
The Warnaco Group, Inc.*	1,060	53,042
True Religion Apparel, Inc.*	626	21,647
Unifi, Inc.*	360	2,736
Weyco Group, Inc.	100	2,455
Wolverine World Wide, Inc.	1,291	46,011

		391,484

Auto Manufacturers — 0.0%
Wabash National Corp.*	1,500	11,760

Auto Parts & Equipment — 0.9%
Accuride Corp.*	1,000	7,120
American Axle & Manufacturing Holdings, Inc.*	1,716	16,971
Amerigon, Inc.*	568	8,100
Commercial Vehicle Group, Inc.*	600	5,424
Cooper Tire & Rubber Co.	1,449	20,301
Dana Holding Corp.*	3,996	48,551
Dorman Products, Inc.*	296	10,931
Douglas Dynamics, Inc.	500	7,310
Exide Technologies*	1,787	4,700
Fuel Systems Solutions, Inc.*	334	5,508
Meritor, Inc.*	2,645	14,071
Miller Industries, Inc.	443	6,968
Modine Manufacturing Co.*	1,077	10,189
Motorcar Parts of America, Inc.*	300	2,250
Spartan Motors, Inc.	917	4,411
Standard Motor Products, Inc.	400	8,020
Superior Industries International, Inc.	519	8,584
Tenneco, Inc.*	1,500	44,670
Titan International, Inc.	1,213	23,605
Tower International, Inc.*	200	2,148

		259,832

Banks — 5.9%
1st Source Corp.	326	8,258
1st United Bancorp, Inc.*	400	2,220
Alliance Financial Corp.	73	2,254
Ameris Bancorp*	447	4,595
Ames National Corp.	199	3,881
Arrow Financial Corp.	350	8,204
BancFirst Corp.	160	6,006
Banco Latinoamericano de Exportaciones SA, Class E	610	9,791

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Bancorp Rhode Island, Inc.	69	$2,739
Bancorp, Inc.*	512	3,702
BancorpSouth, Inc.	2,449	26,988
Bank of Kentucky Financial Corp.	200	4,010
Bank of Marin Bancorp	90	3,383
Bank of the Ozarks, Inc.	676	20,030
Banner Corp.	400	6,860
Boston Private Financial Holdings, Inc.	1,758	13,959
Bridge Bancorp, Inc.	107	2,129
Bridge Capital Holdings*	300	3,120
Bryn Mawr Bank Corp.	232	4,522
Camden National Corp.	126	4,108
Capital City Bank Group, Inc.	269	2,569
Cardinal Financial Corp.	618	6,637
Cass Information Systems, Inc.	231	8,406
Cathay General Bancorp	2,050	30,606
Center Bancorp, Inc.	400	3,908
CenterState Banks of Florida, Inc.	432	2,860
Central Pacific Financial Corp.*	400	5,168
Century Bancorp, Inc., Class A	69	1,949
Chemical Financial Corp.	666	14,199
Citizens & Northern Corp.	356	6,575
City Holding Co.	348	11,794
CNB Financial Corp.	474	7,480
CoBiz Financial, Inc.	600	3,462
Columbia Banking System, Inc.	1,170	22,546
Community Bank System, Inc.	1,011	28,106
Community Trust Bancorp, Inc.	321	9,444
CVB Financial Corp.	2,592	25,998
Eagle Bancorp, Inc.*	385	5,598
Encore Bancshares, Inc.*	200	2,704
Enterprise Bancorp, Inc.	300	4,290
Enterprise Financial Services Corp.	382	5,654
F.N.B. Corp.	3,408	38,544
Financial Institutions, Inc.	340	5,488
First Bancorp	324	3,613
First Bancorp, Inc.	234	3,597
First Busey Corp.	1,802	9,010
First Commonwealth Financial Corp.	3,321	17,468
First Community Bancshares, Inc.	326	4,068
First Connecticut Bancorp, Inc.	659	8,574
First Financial Bancorp	1,605	26,707
First Financial Bankshares, Inc.	826	27,613
First Financial Corp.	280	9,318
First Interstate Bancsystem, Inc.	400	5,212
First Merchants Corp.	538	4,557
First Midwest Bancorp, Inc.	1,714	17,363
FirstMerit Corp.	2,676	40,488
Franklin Financial Corp.*	400	4,736
German American Bancorp, Inc.	292	5,311
Glacier Bancorp, Inc.	2,021	24,313
Great Southern Bancorp, Inc.	171	4,034
Hampton Roads Bankshares, Inc.*	300	822
Hancock Holding Co.	2,072	66,242
Hanmi Financial Corp*	812	6,009

	Number of Shares	Value†

Banks — (continued)
Heartland Financial USA, Inc.	317	$4,863
Heritage Commerce Corp.*	600	2,844
Heritage Financial Corp.	508	6,380
Home Bancshares, Inc.	582	15,080
Hudson Valley Holding Corp.	462	9,804
Iberiabank Corp.	746	36,778
Independent Bank Corp.	471	12,854
International Bancshares Corp.	1,525	27,961
Lakeland Bancorp, Inc.	533	4,594
Lakeland Financial Corp.	494	12,780
MainSource Financial Group, Inc.	521	4,600
MB Financial, Inc.	1,349	23,068
Merchants Bancshares, Inc.	86	2,511
Metro Bancorp, Inc.*	263	2,204
Midsouth Bancorp, Inc.	186	2,420
National Bankshares, Inc.	119	3,322
National Penn Bancshares, Inc.	3,387	28,586
NBT Bancorp, Inc.	811	17,947
Old National Bancorp	2,586	30,127
OmniAmerican Bancorp, Inc.*	291	4,569
Oriental Financial Group, Inc.	1,010	12,231
Orrstown Financial Services, Inc.	87	718
Pacific Capital Bancorp*	100	2,824
Pacific Continental Corp.	262	2,319
PacWest Bancorp	723	13,701
Park National Corp.	324	21,079
Park Sterling Corp.*	800	3,264
Penns Woods Bancorp, Inc.	68	2,637
Peoples Bancorp, Inc.	272	4,028
Pinnacle Financial Partners, Inc.*	763	12,322
PrivateBancorp, Inc.	1,398	15,350
Prosperity Bancshares, Inc.	1,226	49,469
Renasant Corp.	537	8,055
Republic Bancorp, Inc., Class A	387	8,862
S&T Bancorp, Inc.	659	12,883
S.Y. Bancorp, Inc.	445	9,136
Sandy Spring Bancorp, Inc.	785	13,777
SCBT Financial Corp.	296	8,587
Seacoast Banking Corp. of Florida*	2,200	3,344
Sierra Bancorp	212	1,866
Signature Bank*	1,183	70,968
Simmons First National Corp., Class A	400	10,876
Southside Bancshares, Inc.	334	7,234
Southwest Bancorp, Inc.*	436	2,599
State Bancorp, Inc.	335	4,087
State Bank Financial Corp.*	800	12,088
StellarOne Corp.	616	7,010
Sterling Bancorp	686	5,927
Sterling Financial Corp.*	700	11,690
Suffolk Bancorp	143	1,543
Sun Bancorp, Inc.*	1,100	2,662
Susquehanna Bancshares, Inc.	3,806	31,894
SVB Financial Group*	1,119	53,365
Taylor Capital Group, Inc.*	233	2,265
Texas Capital Bancshares, Inc.*	973	29,784

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
The First of Long Island Corp.	195	$5,132
Tompkins Financial Corp.	158	6,085
Tower Bancorp, Inc.	363	10,360
TowneBank	459	5,618
Trico Bancshares	304	4,323
TrustCo Bank Corp.	1,952	10,951
Trustmark Corp.	1,730	42,022
UMB Financial Corp.	881	32,817
Umpqua Holdings Corp.	3,162	39,177
Union First Market Bankshares Corp.	742	9,861
United Bankshares, Inc.	1,294	36,581
United Community Banks, Inc.*	978	6,836
Univest Corp. of Pennsylvania	300	4,392
Virginia Commerce Bancorp*	400	3,092
Walker & Dunlap*	400	5,024
Washington Banking Co.	475	5,657
Washington Trust Bancorp, Inc.	270	6,442
Webster Financial Corp.	1,928	39,312
WesBanco, Inc.	615	11,974
West Bancorporation, Inc.	268	2,567
West Coast Bancorp*	659	10,280
Westamerica Bancorporation	773	33,935
Western Alliance Bancorp*	1,575	9,812
Wilshire Bancorp, Inc.*	1,576	5,721
Wintrust Financial Corp.	842	23,618

		1,769,124

Beverages — 0.2%
Boston Beer Co., Inc., Class A*	210	22,798
Central European Distribution Corp.*	1,700	7,437
Coca-Cola Bottling Co. Consolidated	174	10,188
Farmers Brothers Co.	204	1,559
National Beverage Corp.*	242	3,889
Peet’s Coffee & Tea, Inc.*	359	22,502
Primo Water Corp.*	300	912

		69,285

Biotechnology — 2.2%
Acorda Therapeutics, Inc.*	931	22,195
Affymax, Inc.*	810	5,354
Alkermes Plc	2,392	41,525
Alnylam Pharmaceuticals, Inc.*	739	6,023
AMAG Pharmaceuticals, Inc.*	556	10,514
Arena Pharmaceuticals, Inc.*	4,606	8,613
Ariad Pharmaceuticals, Inc.*	3,264	39,984
Arqule, Inc.*	1,796	10,129
Astex Pharmaceuticals, Inc.*	651	1,230
BioCryst Pharmaceuticals, Inc.*	597	1,475
Biosante Pharmaceuticals, Inc.*	2,400	1,205
Biotime, Inc.*	400	2,324
Cambrex Corp.*	667	4,789
Cell Therapeutics, Inc.*	4,200	4,872
Celldex Therapeutics, Inc.*	644	1,674
Chelsea Therapeutics International, Inc.*	874	4,484
Complete Genomics, Inc.*	200	586
Cubist Pharmaceuticals, Inc.*	1,544	61,173

	Number of Shares	Value†

Biotechnology — (continued)
Curis, Inc.*	1,673	$7,830
Dynavax Technologies Corp.*	3,900	12,948
Emergent BioSolutions, Inc.*	758	12,765
Enzo Biochem, Inc.*	795	1,781
Enzon Pharmaceuticals, Inc.*	905	6,063
Exact Sciences Corp.*	1,200	9,744
Exelixis, Inc.*	2,869	13,585
Geron Corp.*	2,750	4,070
GTx, Inc.*	1,000	3,360
Halozyme Therapeutics, Inc.*	1,989	18,915
Harvard Bioscience, Inc.*	700	2,709
Immunogen, Inc.*	2,063	23,890
Immunomedics, Inc.*	1,436	4,782
Incyte Corp. Ltd.*	2,498	37,495
Inhibitex, Inc.*	1,664	18,204
Insmed, Inc.*	600	1,830
InterMune, Inc.*	1,443	18,182
Lexicon Pharmaceuticals, Inc.*	3,626	4,678
Ligand Pharmaceuticals, Inc.*	444	5,270
Maxygen, Inc.*	600	3,378
Micromet, Inc.*	2,029	14,588
Momenta Pharmaceuticals, Inc.*	1,382	24,033
Novavax, Inc.*	1,329	1,675
NPS Pharmaceuticals, Inc.*	1,957	12,897
Nymox Pharmaceutical Corp*	600	4,932
OncoGenex Pharmaceutical, Inc.*	300	3,522
Oncothyreon, Inc.*	1,000	7,580
Pacific Biosciences of California, Inc.*	800	2,240
PDL BioPharma, Inc.	3,717	23,045
Peregrine Pharmaceuticals, Inc.*	1,000	1,030
PharmAthene, Inc.*	1,100	1,397
RTI Biologics, Inc.*	2,035	9,035
Sangamo Biosciences, Inc.*	1,003	2,848
Seattle Genetics, Inc.*	2,506	41,888
Sequenom, Inc.*	2,097	9,332
The Medicines Co.*	1,492	27,811
Vical, Inc.*	2,121	9,354
ZIOPHARM Oncology, Inc.*	1,500	6,615

		643,450

Building Materials — 0.8%
AAON, Inc.	438	8,975
Apogee Enterprises, Inc.	543	6,657
Broadwind Energy, Inc.*	1,724	1,172
Builders FirstSource, Inc.*	373	761
Comfort Systems USA, Inc.	1,227	13,153
Drew Industries, Inc.*	491	12,044
Eagle Materials, Inc.	1,289	33,076
Gibraltar Industries, Inc.*	801	11,182
Interline Brands, Inc.*	1,050	16,348
Louisiana-Pacific Corp.*	3,294	26,583
LSI Industries, Inc.	314	1,884
NCI Building Systems, Inc.*	464	5,044
Quanex Building Products Corp.	825	12,392
Simpson Manufacturing Co., Inc.	1,085	36,521
Texas Industries, Inc.	633	19,484

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Building Materials —(continued)
Trex Co., Inc.*	331	$7,583
Universal Forest Products, Inc.	483	14,910
USG Corp.*	1,700	17,272

		245,041

Chemicals — 1.7%
A. Schulman, Inc.	788	16,690
Aceto Corp.	642	4,430
American Vanguard Corp.	478	6,376
Balchem Corp.	705	28,581
Chemtura Corp.*	2,644	29,983
Codexis, Inc.*	612	3,244
Ferro Corp.*	2,638	12,900
Georgia Gulf Corp.*	800	15,592
H.B. Fuller Co.	1,280	29,581
Hawkins, Inc.	249	9,178
Innophos Holdings, Inc.	596	28,942
Innospec, Inc.*	600	16,842
KMG Chemicals, Inc.	200	3,454
Kraton Performance Polymers, Inc.*	741	15,042
Landec Corp.*	518	2,859
Minerals Technologies, Inc.	464	26,230
NewMarket Corp.	230	45,565
Olin Corp.	2,092	41,108
OM Group, Inc.*	754	16,882
Omnova Solutions, Inc.*	1,168	5,384
PolyOne Corp.	2,556	29,522
Quaker Chemical Corp.	311	12,095
Sensient Technologies Corp.	1,374	52,075
Spartech Corp.*	446	2,109
Stepan Co.	254	20,361
TPC Group, Inc.*	300	6,999
Zep, Inc.	592	8,276
Zoltek Cos., Inc.*	595	4,534

		494,834

Coal — 0.2%
Cloud Peak Energy, Inc.*	1,700	32,844
James River Coal Co.*	832	5,758
L&L Energy, Inc.*	300	777
Patriot Coal Corp.*	2,594	21,971
Suncoke Energy, Inc.*	541	6,059
Westmoreland Coal Co.*	300	3,825

		71,234

Commercial Services — 6.5%
ABM Industries, Inc.	1,339	27,610
Acacia Research - Acacia Technologies*	1,180	43,082
Accretive Health, Inc.*	1,112	25,554
Advance America Cash Advance Centers, Inc.	1,758	15,734
Albany Molecular Research, Inc.*	547	1,603
American Public Education, Inc.*	455	19,692
American Reprographics Co.*	736	3,378
AMN Healthcare Services, Inc.*	709	3,141
Arbitron, Inc.	771	26,530
Ascent Capital Group Inc., Class A*	331	16,788

	Number of Shares	Value†

Commercial Services — (continued)
Aveo Pharmaceuticals, Inc.*	800	$13,760
Avis Budget Group, Inc.*	2,566	27,508
Barrett Business Services, Inc.	142	2,834
Bridgepoint Education, Inc.*	533	12,259
Capella Education Co.*	407	14,672
Cardtronics, Inc.*	1,163	31,471
CBIZ, Inc.*	1,340	8,187
CDI Corp.	241	3,328
Cenveo, Inc.*	1,299	4,417
Chemed Corp.	529	27,090
Consolidated Graphics, Inc.*	242	11,684
Convergys Corp.*	2,883	36,816
Corinthian Colleges, Inc.*	1,570	3,407
Corvel Corp.*	181	9,360
CoStar Group, Inc.*	647	43,174
CRA International, Inc.*	274	5,436
Cross Country Healthcare, Inc.*	584	3,241
Deluxe Corp.	1,307	29,747
Dfc Global Corp.*	1,180	21,311
Dollar Thrifty Automotive Group, Inc.	703	49,393
Electro Rent Corp.	415	7,117
Essex Rental Corp.*	500	1,475
Euronet Worldwide, Inc.*	1,255	23,192
Examworks Group, Inc.*	600	5,688
ExlService Holdings, Inc.*	400	8,948
Forrester Research, Inc.*	375	12,728
Franklin Covey Co.*	241	2,041
FTI Consulting, Inc.*	1,156	49,038
Global Cash Access Holdings, Inc.*	2,396	10,662
Grand Canyon Education, Inc.*	856	13,662
Great Lakes Dredge & Dock Corp.	1,351	7,512
H&E Equipment Services, Inc.*	559	7,502
Healthcare Services Group	1,680	29,719
Heartland Payment Systems, Inc.	969	23,605
Heidrick & Struggles International, Inc.	369	7,948
Hill International, Inc.*	589	3,027
Hillenbrand, Inc.	1,674	37,364
HMS Holdings Corp.*	2,215	70,836
Hudson Highland Group, Inc.*	600	2,874
Huron Consulting Group, Inc.*	528	20,455
ICF International, Inc.*	448	11,101
Insperity, Inc.	524	13,283
Intersections, Inc.	300	3,327
K12, Inc.*	752	13,491
Kelly Services, Inc., Class A	614	8,400
Kenexa Corp.*	734	19,598
Kforce, Inc.*	1,086	13,390
Korn/Ferry International*	1,090	18,595
Landauer, Inc.	280	14,420
Lincoln Educational Services Corp.	565	4,464
Live Nation Entertainment, Inc.*	3,771	31,337
Mac-Gray Corp.	199	2,744
Maximus, Inc.	844	34,899
McGrath Rentcorp	553	16,032
Medifast, Inc.*	231	3,169
Moneygram International, Inc.*	278	4,935

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
Monro Muffler Brake, Inc.	737	$28,588
Multi-Color Corp.	367	9,443
National American University Holdings, Inc.	400	3,032
National Research Corp.	29	1,126
Navigant Consulting, Inc.*	1,584	18,073
Odyssey Marine Exploration, Inc.*	1,800	4,932
On Assignment, Inc.*	852	9,525
Parexel International Corp.*	1,499	31,089
Pendrell Corp.*	3,700	9,472
PHH Corp.*	1,389	14,862
PRGX Global*	600	3,570
Quad Graphics, Inc.	600	8,604
Rent-A-Center, Inc.	1,653	61,161
Resources Connection, Inc.	1,022	10,823
Rollins, Inc.	1,617	35,930
RPX Corp.*	200	2,530
RSC Holdings, Inc.*	1,610	29,785
ServiceSource International, Inc.*	300	4,707
Sotheby’s	1,741	49,671
Standard Parking Corp.*	393	7,023
Steiner Leisure Ltd.*	343	15,569
Stewart Enterprises, Inc., Class A	2,008	11,566
Strayer Education, Inc.	300	29,157
SuccessFactors, Inc.*	2,156	85,960
Swisher Hygiene, Inc.*	2,100	7,854
Team Health Holdings, Inc.*	672	14,831
Team, Inc.*	492	14,637
TeleTech Holdings, Inc.*	707	11,453
The Advisory Board Co.*	425	31,539
The Corporate Executive Board Co.	969	36,919
The GEO Group, Inc.*	1,573	26,348
The Hackett Group, Inc.*	801	2,996
The Providence Service Corp.*	200	2,752
TMS International Corp.*	300	2,964
TNS, Inc.*	642	11,376
Transcend Services, Inc.*	216	5,126
TrueBlue, Inc.*	1,176	16,323
United Rentals, Inc.*	1,533	45,300
Universal Technical Institute, Inc.*	525	6,710
Valassis Communications, Inc.*	1,366	26,268
Viad Corp.	471	8,233
Wright Express Corp.*	1,057	57,374
Zillow, Inc.*	188	4,226
Zipcar, Inc.*	300	4,026

		1,924,238

Computers — 2.0%
3D Systems Corp.*	1,256	18,086
Agilysys, Inc.*	376	2,989
CACI International, Inc., Class A*	750	41,940
Ciber, Inc.*	1,557	6,010
Computer Task Group, Inc.*	279	3,928
Cray, Inc.*	699	4,523
Digimarc Corp.*	100	2,389
Dot Hill Systems Corp.*	1,600	2,128

	Number of Shares	Value†

Computers — (continued)
Dynamics Research Corp.*	300	$3,402
Echelon Corp.*	705	3,433
Electronics for Imaging, Inc.*	1,324	18,867
iGate Corp.*	757	11,908
Imation Corp.*	584	3,346
Immersion Corp.*	842	4,362
Insight Enterprises, Inc.*	1,243	19,006
J2 Global, Inc.	1,174	33,036
Jack Henry & Associates, Inc.	2,238	75,219
Keyw Holding Corp. (The)*	300	2,220
LivePerson, Inc.*	1,225	15,374
Magma Design Automation, Inc.*	1,700	12,206
Manhattan Associates, Inc.*	517	20,928
Maxwell Technologies, Inc.*	666	10,816
Mentor Graphics Corp.*	2,376	32,219
Mercury Computer Systems, Inc.*	736	9,781
MTS Systems Corp.	360	14,670
NCI, Inc., Class A*	73	851
NetScout Systems, Inc.*	865	15,224
OCZ Technology Group, Inc.*	1,300	8,593
Quantum Corp.*	5,361	12,866
RadiSys Corp.*	540	2,732
RealD, Inc.*	908	7,210
Rimage Corp.	251	2,824
Silicon Graphics International Corp.*	666	7,632
Spansion, Inc., Class A*	1,200	9,936
STEC, Inc.*	899	7,722
Stratasys, Inc.*	521	15,844
Super Micro Computer, Inc.*	871	13,657
SYKES Enterprises, Inc.*	936	14,658
Synaptics, Inc.*	916	27,617
Syntel, Inc.	380	17,773
Unisys Corp.*	1,224	24,125
Virtusa Corp.*	289	4,185
Wave Systems Corp., Class A*	1,500	3,255
Xyratex Ltd.	900	11,988

		581,478

Cosmetics & Personal Care — 0.1%
Elizabeth Arden, Inc.*	714	26,447
Inter Parfums, Inc.	324	5,041
Revlon, Inc., Class A*	270	4,015

		35,503

Distribution & Wholesale — 1.0%
Beacon Roofing Supply, Inc.*	1,281	25,915
Brightpoint, Inc.*	1,615	17,377
Chindex International, Inc.*	314	2,675
Core-Mark Holding Co., Inc.	241	9,544
Houston Wire & Cable Co.	369	5,099
MWI Veterinary Supply, Inc.*	326	21,659
Owens & Minor, Inc.	1,676	46,576
Pool Corp.	1,276	38,408
Rentrak Corp.*	165	2,356
ScanSource, Inc.*	781	28,116
School Specialty, Inc.*	292	730

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Distribution & Wholesale — (continued)
Titan Machinery, Inc.*	323	$7,019
United Stationers, Inc.	1,219	39,691
Watsco, Inc.	738	48,457

		293,622

Diversified Financial Services — 1.8%
Aircastle Ltd.	1,676	21,319
Apollo Residential Mortgage, Inc.	432	6,592
Artio Global Investors, Inc.	696	3,397
BGC Partners, Inc., Class A	2,007	11,922
Calamos Asset Management, Inc., Class A	469	5,867
Cohen & Steers, Inc.	517	14,941
Cowen Group, Inc., Class A*	2,090	5,413
Credit Acceptance Corp.*	226	18,595
Diamond Hill Investment Group, Inc.	50	3,699
Doral Financial Corp.*	3,277	3,133
Duff & Phelps Corp., Class A	670	9,715
Edelman Financial Group, Inc.	682	4,481
Encore Capital Group, Inc.*	397	8,440
Epoch Holding Corp.	280	6,224
Evercore Partners, Inc., Class A	622	16,558
FBR Capital Markets Corp.*	1,108	2,271
Federal Agricultural Mortgage Corp., Class C	200	3,604
Financial Engines, Inc.*	900	20,097
FXCM, Inc.	600	5,850
GAMCO Investors, Inc., Class A	162	7,045
GFI Group, Inc.	1,724	7,103
Gleacher & Co., Inc.*	1,111	1,867
Higher One Holdings, Inc.*	700	12,908
Imperial Holdings, Inc.*	500	940
INTL FCstone, Inc.*	293	6,906
Investment Technology Group, Inc.*	1,000	10,810
JMP Group, Inc.	263	1,880
KBW, Inc.	921	13,981
Knight Capital Group, Inc., Class A*	2,825	33,392
Ladenburg Thalmann Financial Services, Inc.*	1,800	4,464
Manning & Napier, Inc.	300	3,747
MarketAxess Holdings, Inc.	799	24,058
Marlin Business Services Corp.	200	2,540
National Financial Partners Corp.*	1,015	13,723
Nelnet, Inc., Class A	799	19,552
Netspend Holdings, Inc.*	700	5,677
NewStar Financial, Inc.*	500	5,085
Nicholas Financial, Inc.	300	3,846
Ocwen Financial Corp.*	2,460	35,621
Oppenheimer Holdings, Inc., Class A	238	3,832
Piper Jaffray Cos.*	387	7,817
Portfolio Recovery Associates, Inc.*	416	28,088
Pzena Investment Management, Inc., Class A	130	563
Seacube Container Leasing Ltd.	300	4,443
Solar Senior Capital Ltd.	100	1,575
Stifel Financial Corp.*	1,409	45,158
SWS Group, Inc.	768	5,276
Teton Advisors, Inc., Class B~	2	33
The First Marblehead Corp.*	714	835

	Number of Shares	Value†

Diversified Financial Services — (continued)
Virtus Investment Partners, Inc.*	172	$13,074
Westwood Holdings Group, Inc.	111	4,057
World Acceptance Corp.*	362	26,607

		528,621

Electric — 2.3%
Allete, Inc.	851	35,725
Ameresco, Inc., Class A*	300	4,116
Atlantic Power Corp.*	2,927	41,856
Avista Corp.	1,539	39,629
Black Hills Corp.	1,048	35,192
Central Vermont Public Service Corp.	391	13,724
CH Energy Group, Inc.	362	21,134
Cleco Corp.	1,571	59,855
Dynegy, Inc.*	2,400	6,648
El Paso Electric Co.	1,177	40,771
EnerNOC, Inc.*	700	7,609
Genie Energy Ltd.	300	2,379
IDACORP, Inc.	1,301	55,175
MGE Energy, Inc.	628	29,372
NorthWestern Corp.	980	35,074
Ormat Technologies, Inc.	400	7,212
Otter Tail Corp.	892	19,642
Pike Electric Corp.*	358	2,574
PNM Resources, Inc.	2,310	42,111
Portland General Electric Co.	1,956	49,467
The Empire District Electric Co.	1,219	25,709
UIL Holdings Corp.	1,391	49,200
Unisource Energy Corp.	1,027	37,917
Unitil Corp.	363	10,302

		672,393

Electrical Components & Equipment — 1.0%
A123 Systems, Inc.*	1,700	2,737
Active Power, Inc.*	2,100	1,386
Acuity Brands, Inc.	1,132	59,996
Advanced Energy Industries, Inc.*	1,393	14,947
American Superconductor Corp.*	1,090	4,022
Belden, Inc.	1,255	41,766
Capstone Turbine Corp.*	4,500	5,220
Coleman Cable, Inc.*	300	2,610
Encore Wire Corp.	571	14,789
EnerSys*	1,423	36,955
Generac Holdings, Inc.*	649	18,192
Graham Corp.	266	5,969
InSteel Industries, Inc.	391	4,297
Littelfuse, Inc.	578	24,842
Powell Industries, Inc.*	229	7,163
Power-One, Inc.*	1,424	5,568
PowerSecure International, Inc.*	198	980
SatCon Technology Corp.*	2,939	1,764
Universal Display Corp.*	949	34,819
Valence Technology, Inc.*	3,300	3,234
Vicor Corp.	422	3,359

		294,615

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — 2.1%
American Science & Engineering, Inc.	278	$18,935
Analogic Corp.	307	17,597
Badger Meter, Inc.	459	13,508
Bel Fuse, Inc., Class B	269	5,044
Benchmark Electronics, Inc.*	1,677	22,589
Brady Corp., Class A	1,257	39,684
Checkpoint Systems, Inc.*	945	10,338
Coherent, Inc.*	673	35,178
CTS Corp.	863	7,940
Cymer, Inc.*	857	42,644
Daktronics, Inc.	709	6,785
DDi Corp.	279	2,603
Electro Scientific Industries, Inc.	693	10,035
FARO Technologies, Inc.*	420	19,320
FEI Co.*	1,046	42,656
Fluidigm Corp.*	200	2,632
Identive Group, Inc.*	2,166	4,830
II-VI, Inc.*	1,256	23,060
Kemet Corp.*	1,100	7,755
Lecroy Corp.*	400	3,364
Measurement Specialties, Inc.*	370	10,345
Methode Electronics, Inc.	860	7,129
Microvision, Inc.*	1,730	623
Multi-Fineline Electronix, Inc.*	152	3,124
Newport Corp.*	863	11,745
NVE Corp.*	109	6,053
OSI Systems, Inc.*	557	27,171
Park Electrochemical Corp.	633	16,217
Plexus Corp.*	903	24,724
Pulse Electronics Corp.	916	2,565
Rofin-Sinar Technologies, Inc.*	686	15,675
Rogers Corp.*	460	16,956
Sanmina-SCI Corp.*	2,326	21,655
SRS Labs, Inc.*	221	1,271
Stoneridge, Inc.*	673	5,673
Taser International, Inc.*	1,711	8,760
TTM Technologies, Inc.*	1,259	13,799
Viasystems Group, Inc.*	100	1,692
Vishay Precision Group, Inc.*	300	4,794
Watts Water Technologies, Inc., Class A	717	24,529
Woodward, Inc.	1,623	66,429
X-Rite, Inc.*	545	2,529
Zagg, Inc.*	500	3,535
Zygo Corp.*	382	6,742

		640,232

Energy-Alternate Sources — 0.2%
Amyris, Inc.*	400	4,616
Clean Energy Fuels Corp.*	1,300	16,198
FuelCell Energy, Inc.*	2,681	2,338
Futurefuel Corp.	500	6,210
Gevo, Inc.*	200	1,258
Green Plains Renewable Energy, Inc.*	467	4,558
Headwaters, Inc.*	1,480	3,286
Kior, Inc. - Class A*	380	3,868

	Number of Shares	Value†

Energy-Alternate Sources — (continued)
Rex Stores Corp.*	192	$4,245
Solazyme, Inc.*	300	3,570
Syntroleum Corp.*	1,113	1,068

		51,215

Engineering & Construction — 0.6%
Argan, Inc.	136	2,068
Dycom Industries, Inc.*	853	17,845
EMCOR Group, Inc.	1,763	47,266
Exponent, Inc.*	420	19,307
Granite Construction, Inc.	944	22,392
Layne Christensen Co.*	426	10,309
MasTec, Inc.*	1,364	23,693
Michael Baker Corp.*	191	3,745
Mistras Group, Inc.*	300	7,647
MYR Group, Inc.*	583	11,159
Orion Marine Group, Inc.*	437	2,906
Sterling Construction Co., Inc.*	353	3,802
Tutor Perini Corp.*	997	12,303
VSE Corp.	104	2,525

		186,967

Entertainment — 0.8%
Churchill Downs, Inc.	320	16,682
Cinemark Holdings, Inc.	2,414	44,635
International Speedway Corp.	700	17,745
Isle of Capri Casinos, Inc.*	241	1,125
Lions Gate Entertainment Corp.*	1,100	9,152
Multimedia Games, Inc.*	470	3,732
National CineMedia, Inc.	1,474	18,278
Pinnacle Entertainment, Inc.*	1,782	18,105
Scientific Games Corp., Class A*	1,500	14,550
Shuffle Master, Inc.*	1,285	15,060
Six Flags Entertainment Corp.	1,157	47,715
Speedway Motorsports, Inc.	316	4,844
Vail Resorts, Inc.	946	40,072

		251,695

Environmental Control — 0.9%
Calgon Carbon Corp.*	1,462	22,968
Casella Waste Systems, Inc., Class A*	600	3,840
Clean Harbors, Inc.*	1,216	77,496
Darling International, Inc.*	3,067	40,760
Energy Recovery, Inc.*	1,918	4,948
EnergySolutions, Inc.*	2,066	6,384
Fuel Tech, Inc.*	375	2,468
Heckmann Corp.*	2,213	14,716
Heritage-Crystal Clean, Inc.*	200	3,312
Met-Pro Corp.	452	4,086
Metalico, Inc.*	781	2,569
Mine Safety Appliances Co.	721	23,880
Rentech, Inc.*	7,187	9,415
Tetra Tech, Inc.*	1,664	35,926
TRC Cos., Inc.*	500	3,005

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Environmental Control — (continued)
U.S. Ecology, Inc.	442	$8,301
WCA Waste Corp.*	500	3,255

		267,329

Food — 1.9%
Arden Group, Inc., Class A	11	990
B&G Foods, Inc., Class A	1,372	33,024
Cal-Maine Foods, Inc.	323	11,812
Calavo Growers, Inc.	251	6,446
Chefs Warehouse Holdings, Inc.*	450	8,037
Chiquita Brands International, Inc.*	1,024	8,540
Diamond Foods, Inc.	576	18,588
Dole Food Co., Inc.*	860	7,439
Fresh Del Monte Produce, Inc.	916	22,909
Fresh Market, Inc. (The)*	700	27,930
Imperial Sugar Co.	423	1,510
Ingles Markets, Inc., Class A	304	4,578
J&J Snack Foods Corp.	332	17,689
Lancaster Colony Corp.	472	32,729
Lifeway Foods, Inc.*	87	839
Nash Finch Co.	240	7,027
Pilgrim’s Pride Corp.*	900	5,184
Ruddick Corp.	1,337	57,010
Sanderson Farms, Inc.	534	26,769
Seaboard Corp.*	9	18,324
Seneca Foods Corp., Class A*	211	5,448
Senomyx, Inc.*	700	2,436
Smart Balance, Inc.*	1,879	10,071
Snyders-Lance, Inc.	1,279	28,778
Spartan Stores, Inc.	602	11,137
The Hain Celestial Group, Inc.*	962	35,267
Tootsie Roll Industries, Inc.	544	12,876
TreeHouse Foods, Inc.*	914	59,757
United Natural Foods, Inc.*	1,200	48,012
Village Super Market, Inc., Class A	168	4,780
Weis Markets, Inc.	266	10,624
Winn-Dixie Stores, Inc.*	1,527	14,323

		560,883

Forest Products & Paper — 0.6%
Boise, Inc.	2,425	17,266
Buckeye Technologies, Inc.	1,080	36,115
Clearwater Paper Corp.*	678	24,144
Deltic Timber Corp.	292	17,634
KapStone Paper and Packaging Corp.*	920	14,481
Neenah Paper, Inc.	274	6,116
P.H. Glatfelter Co.	1,059	14,953
Schweitzer-Mauduit International, Inc.	438	29,109
Wausau Paper Corp.	1,581	13,059
Xerium Technologies, Inc.*	200	1,308

		174,185

Gas — 1.2%
AGL Resources, Inc.	76	3,212
BBcn Bancorp, Inc.*	1,885	17,813
Chesapeake Utilities Corp.	257	11,141

	Number of Shares	Value†

Gas — (continued)
New Jersey Resources Corp.	1,132	$55,694
Northwest Natural Gas Co.	650	31,155
Piedmont Natural Gas Co., Inc.	1,851	62,897
South Jersey Industries, Inc.	740	42,039
Southwest Gas Corp.	1,194	50,733
The Laclede Group, Inc.	556	22,501
WGL Holdings, Inc.	1,394	61,643

		358,828

Hand & Machine Tools — 0.1%
Franklin Electric Co., Inc.	585	25,483

Healthcare Products — 3.3%
Abaxis, Inc.*	629	17,404
ABIOMED, Inc.*	789	14,573
Accuray, Inc.*	1,538	6,506
Affymetrix, Inc.*	2,371	9,697
Align Technology, Inc.*	1,665	39,502
Alphatec Holdings, Inc.*	816	1,404
AngioDynamics, Inc.*	558	8,264
ArthroCare Corp.*	755	23,918
Atricure, Inc.*	400	4,440
Atrion Corp.	37	8,889
Biolase Technology, Inc.*	817	2,100
BioMimetic Therapeutics, Inc.*	320	912
Cantel Medical Corp.	300	8,379
CardioNet, Inc.*	289	685
Cardiovascular Systems, Inc.*	400	3,940
Cepheid, Inc.*	1,680	57,809
Cerus Corp.*	800	2,240
Columbia Laboratories, Inc.*	1,900	4,750
Conceptus, Inc.*	792	10,011
CONMED Corp.*	803	20,613
CryoLife, Inc.*	599	2,875
Cyberonics, Inc.*	832	27,872
Cynosure, Inc., Class A*	195	2,293
Delcath Systems, Inc.*	1,021	3,114
DexCom, Inc.*	1,542	14,356
Endologix, Inc.*	1,298	14,901
Exactech, Inc.*	209	3,442
Genomic Health, Inc.*	509	12,924
Greatbatch, Inc.*	693	15,315
Haemonetics Corp.*	673	41,201
Hanger Orthopedic Group, Inc.*	808	15,102
Hansen Medical, Inc.*	1,388	3,581
HeartWare International, Inc.*	289	19,941
ICU Medical, Inc.*	279	12,555
Insulet Corp.*	1,146	21,579
Integra LifeSciences Holdings Corp.*	526	16,217
Invacare Corp.	690	10,550
IRIS International, Inc.*	550	5,143
Kensey Nash Corp.*	139	2,667
Luminex Corp.*	953	20,232
MAKO Surgical Corp.*	905	22,815
Masimo Corp.*	1,404	26,234
Medical Action Industries, Inc.*	316	1,653

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
Medtox Scientific, Inc.*	200	$2,810
Merge Healthcare, Inc.*	1,657	8,036
Meridian Bioscience, Inc.	1,160	21,854
Merit Medical Systems, Inc.*	1,075	14,383
Natus Medical, Inc.*	575	5,422
Neoprobe Corp.*	2,200	5,764
NuVasive, Inc.*	906	11,407
NxStage Medical, Inc.*	1,084	19,274
OraSure Technologies, Inc.*	1,201	10,941
Orthofix International NV*	471	16,593
Palomar Medical Technologies, Inc.*	361	3,357
PSS World Medical, Inc.*	1,485	35,922
Quidel Corp.*	651	9,850
Rockwell Medical Technologies, Inc.*	400	3,388
Solta Medical, Inc.*	1,200	3,768
SonoSite, Inc.*	311	16,750
Spectranetics Corp.*	765	5,523
STAAR Surgical Co.*	700	7,343
Stereotaxis, Inc.*	1,188	978
STERIS Corp.	1,632	48,666
SurModics, Inc.*	273	4,002
Symmetry Medical, Inc.*	944	7,543
Synergetics USA, Inc.*	700	5,166
Synovis Life Technologies, Inc.*	284	7,904
The Female Health Co.	304	1,371
Tornier BV*	300	5,400
Unilife Corp.*	1,910	5,959
Uroplasty, Inc.*	600	2,550
Vascular Solutions, Inc.*	283	3,150
Volcano Corp.*	1,364	32,450
West Pharmaceutical Services, Inc.	889	33,738
Wright Medical Group, Inc.*	1,061	17,506
Young Innovations, Inc.	97	2,874
Zoll Medical Corp.*	543	34,307

		978,547

Healthcare Services — 1.8%
Air Methods Corp.*	329	27,784
Alliance HealthCare Services, Inc.*	679	856
Almost Family, Inc.*	177	2,935
Amedisys, Inc.*	806	8,794
American Dental Partners, Inc.*	331	6,233
Amsurg Corp.*	723	18,827
Assisted Living Concepts, Inc., Class A	404	6,016
Bio-Reference Labs, Inc.*	707	11,503
Capital Senior Living Corp.*	436	3,462
Centene Corp.*	1,268	50,200
Emeritus Corp.*	683	11,959
Five Star Quality Care, Inc.*	800	2,400
Gentiva Health Services, Inc.*	623	4,205
HealthSouth Corp.*	2,536	44,811
Healthspring, Inc.*	1,734	94,572
Healthways, Inc.*	658	4,514
IPC The Hospitalist Co., Inc.*	447	20,437
Kindred Healthcare, Inc.*	1,586	18,667
LHC Group, Inc.*	382	4,901

	Number of Shares	Value†

Healthcare Services — (continued)
Magellan Health Services, Inc.*	841	$41,604
Metropolitan Health Networks, Inc.*	779	5,819
Molina Healthcare, Inc.*	668	14,916
National Healthcare Corp.	206	8,631
RadNet, Inc.*	900	1,917
Select Medical Holdings Corp.*	1,300	11,024
Skilled Healthcare Group, Inc., Class A*	561	3,063
Sun Healthcare Group, Inc.*	518	2,010
Sunrise Senior Living, Inc.*	1,334	8,644
The Ensign Group, Inc.	540	13,230
Triple-S Management Corp., Class B*	391	7,828
U.S. Physical Therapy, Inc.	191	3,759
Vanguard Health Systems, Inc.*	987	10,087
WellCare Health Plans, Inc.*	1,126	59,115

		534,723

Holding Companies — 0.1%
Compass Diversified Holdings	1,206	14,942
Harbinger Group, Inc.*	175	702
Primoris Services Corp.	890	13,288

		28,932

Home Builders — 0.3%
Beazer Homes USA, Inc.*	1,421	3,524
Cavco Industries, Inc.*	169	6,770
Hovnanian Enterprises, Inc., Class A*	1,610	2,335
KB Home	1,800	12,096
M.D.C. Holdings, Inc.	900	15,867
M/I Homes, Inc.*	336	3,226
Meritage Homes Corp.*	690	16,001
Skyline Corp.	87	378
Standard Pacific Corp.*	3,690	11,734
The Ryland Group, Inc.	1,346	21,213
Winnebago Industries, Inc.*	722	5,328

		98,472

Home Furnishings — 0.4%
American Woodmark Corp.	169	2,308
DTS, Inc.*	374	10,188
Ethan Allen Interiors, Inc.	628	14,890
Furniture Brands International, Inc.*	1,138	1,400
Kimball International, Inc., Class B	744	3,772
La-Z-Boy, Inc.*	1,262	15,018
Sealy Corp.*	445	765
Select Comfort Corp.*	1,572	34,097
TiVo, Inc.*	2,955	26,506
Universal Electronics, Inc.*	300	5,061
Voxx International Corp.*	225	1,901

		115,906

Hotels & Resorts — 0.0%
Chatham Lodging Trust	200	2,156

Household Products & Wares — 0.5%
ACCO Brands Corp.*	1,393	13,442
American Greetings Corp., Class A	1,043	13,048
At Cross Co., Class A*	300	3,384

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Household Products & Wares — (continued)
Blyth, Inc.	141	$8,009
Central Garden and Pet Co., Class A*	1,202	10,001
CSS Industries, Inc.	212	4,223
Ennis, Inc.	858	11,437
Helen of Troy Ltd.*	895	27,477
Oil-Dri Corp. of America	97	1,963
Prestige Brands Holdings, Inc.*	1,372	15,462
Spectrum Brands Holdings, Inc.*	400	10,960
Summer Infant, Inc.*	300	2,112
WD-40 Co.	446	18,023

		139,541

Housewares — 0.0%
Libbey, Inc.*	500	6,370
Lifetime Brands, Inc.	200	2,428

		8,798

Industrial — 0.1%
Aegion Corp.*	1,155	17,718

Insurance — 2.7%
Alterra Capital Holdings Ltd.	2,360	55,767
American Equity Investment Life Holding Co.	1,776	18,470
American Safety Insurance Holdings Ltd.*	395	8,591
AMERISAFE, Inc.*	508	11,811
AmTrust Financial Services, Inc.	548	13,015
Argo Group International Holdings Ltd.	647	18,737
Baldwin & Lyons, Inc., Class B	125	2,725
Citizens, Inc.*	766	7,423
CNO Financial Group, Inc.*	5,893	37,185
Crawford & Co., Class B	338	2,082
Delphi Financial Group, Inc., Class A	1,227	54,356
Donegal Group, Inc., Class A	283	4,007
eHealth, Inc.*	520	7,644
EMC Insurance Group, Inc.	100	2,057
Employers Holdings, Inc.	882	15,955
Enstar Group Ltd.*	174	17,087
FBL Financial Group, Inc., Class A	327	11,125
First American Financial Corp.	2,773	35,134
Flagstone Reinsurance Holdings SA	1,441	11,946
Global Indemnity Plc*	483	9,578
Greenlight Capital Re Ltd., Class A*	628	14,865
Hallmark Financial Services, Inc.*	255	1,782
Harleysville Group, Inc.	342	19,347
Hilltop Holdings, Inc.*	792	6,692
Horace Mann Educators Corp.	909	12,462
Infinity Property & Casualty Corp.	320	18,157
Kansas City Life Insurance Co.	73	2,396
Maiden Holdings Ltd.	1,168	10,232
Meadowbrook Insurance Group, Inc.	1,518	16,212
MGIC Investment Corp.*	4,627	17,259
Montpelier Re Holdings Ltd.	1,707	30,299
National Interstate Corp.	102	2,516
National Western Life Insurance Co., Class A	52	7,080
Onebeacon Insurance Group Ltd.	600	9,234
Platinum Underwriters Holdings Ltd.	956	32,609

	Number of Shares	Value†

Insurance — (continued)
Presidential Life Corp.	410	$4,096
Primerica, Inc.	800	18,592
ProAssurance Corp.	797	63,617
Radian Group, Inc.	2,703	6,325
RLI Corp.	461	33,588
Safety Insurance Group, Inc.	382	15,463
SeaBright Insurance Holdings, Inc.	344	2,632
Selective Insurance Group	1,575	27,925
State Auto Financial Corp.	376	5,110
Stewart Information Services Corp.	608	7,022
Symetra Financial Corp.	1,600	14,512
The Navigators Group, Inc.*	295	14,066
The Phoenix Cos., Inc.*	2,923	4,911
Tower Group, Inc.	1,013	20,432
United Fire & Casualty Co.	680	13,722
Universal American Corp.*	780	9,914
Universal Insurance Holdings, Inc.	251	899

		808,663

Internet — 2.5%
1-800-Flowers.com, Inc., Class A*	737	1,621
AboveNet, Inc.*	616	40,046
Ancestry.com, Inc.*	901	20,687
Angie’s List, Inc.*	300	4,830
Archipelago Learning, Inc.*	202	1,953
Bankrate, Inc.*	723	15,545
Blue Coat Systems, Inc.*	1,239	31,533
Blue Nile, Inc.*	339	13,858
BroadSoft, Inc.*	661	19,962
Cogent Communications Group, Inc.*	1,219	20,589
comScore, Inc.*	959	20,331
Constant Contact, Inc.*	865	20,077
DealerTrack Holdings, Inc.*	1,196	32,603
Dice Holdings, Inc.*	1,163	9,641
Digital River, Inc.*	1,088	16,342
EarthLink, Inc.	3,116	20,067
ePlus, Inc.*	74	2,093
eResearchTechnology, Inc.*	950	4,456
Global Sources Ltd.*	372	1,804
HealthStream, Inc.*	400	7,380
ICG Group, Inc.*	1,228	9,480
Infospace, Inc.*	896	9,847
Internap Network Services Corp.*	1,321	7,847
IntraLinks Holdings, Inc.*	800	4,992
Keynote Systems, Inc.	428	8,791
KIT Digital, Inc.*	1,229	10,385
Limelight Networks, Inc.*	1,172	3,469
Lionbridge Technologies, Inc.*	1,243	2,846
Liquidity Services, Inc.*	535	19,742
LoopNet, Inc.*	410	7,495
ModusLink Global Solutions, Inc.	945	5,103
Move, Inc.*	779	4,923
NIC, Inc.	1,529	20,351
NutriSystem, Inc.	537	6,943
OpenTable, Inc.*	556	21,756

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
Openwave Systems, Inc.*	1,814	$2,866
Orbitz Worldwide, Inc.*	476	1,790
Overstock.com, Inc.*	271	2,125
Perficient, Inc.*	745	7,457
QuinStreet, Inc.*	715	6,692
ReachLocal, Inc.*	200	1,236
Realnetworks, Inc.	515	3,863
Responsys, Inc.*	300	2,667
S1 Corp.*	1,267	12,125
Saba Software, Inc.*	452	3,566
Safeguard Scientifics, Inc.*	450	7,106
Sapient Corp.	3,052	38,455
Shutterfly, Inc.*	790	17,980
Sourcefire, Inc.*	770	24,933
SPS Commerce, Inc.*	200	5,190
Stamps.com, Inc.*	362	9,459
support.com, Inc.*	1,139	2,563
TechTarget, Inc.*	500	2,920
TeleCommunication Systems, Inc., Class A*	746	1,753
The Active Network, Inc.*	300	4,080
Towerstream Corp.*	900	1,890
Travelzoo, Inc.*	111	2,728
U.S. Auto Parts Network, Inc.*	338	1,477
United Online, Inc.	2,790	15,178
ValueClick, Inc.*	2,090	34,046
VASCO Data Security International, Inc.*	728	4,747
VirnetX Holding Corp.*	1,183	29,540
Vocus, Inc.*	381	8,416
Web.com Group, Inc.*	700	8,015
Websense, Inc.*	999	18,711
XO Group, Inc.*	659	5,496
Zix Corp.*	1,148	3,237

		741,695

Investment Companies — 0.7%
Apollo Investment Corp.	5,295	34,100
Arlington Asset Investment Corp., Class A	100	2,133
BlackRock Kelso Capital Corp.	1,827	14,908
Capital Southwest Corp.	59	4,812
Fifth Street Finance Corp.	2,186	20,920
Gladstone Capital Corp.	412	3,144
Gladstone Investment Corp.	879	6,390
Golub Capital BDC, Inc.	218	3,379
Harris & Harris Group, Inc.*	362	1,253
Hercules Technology Growth Capital, Inc.	1,226	11,574
Kohlberg Capital Corp.	524	3,306
Main Street Capital Corp.	468	9,940
MCG Capital Corp.	1,854	7,398
Medallion Financial Corp.	248	2,822
Medley Capital Group	408	4,243
MVC Capital, Inc.	481	5,575
New Mountain Finance Corp.	208	2,789
NGP Capital Resources Co.	302	2,171
PennantPark Investment Corp.	1,140	11,503
Prospect Capital Corp.	2,870	26,662

	Number of Shares	Value†

Investment Companies — (continued)
Solar Capital Ltd.	927	$20,477
THL Credit, Inc.	200	2,442
TICC Capital Corp.	586	5,069
Triangle Capital Corp.	502	9,598

		216,608

Iron & Steel — 0.0%
Metals USA Holdings Corp.*	200	2,250
Universal Stainless & Alloy Products, Inc.*	133	4,969

		7,219

Leisure Time — 0.5%
Ambassadors Group, Inc.	407	1,836
Arctic Cat, Inc.*	444	10,012
Black Diamond, Inc.*	400	2,988
Brunswick Corp.	2,468	44,572
Callaway Golf Co.	2,146	11,867
Interval Leisure Group, Inc.*	916	12,467
Life Time Fitness, Inc.*	1,059	49,508
Marine Products Corp.*	160	794
Town Sports International Holdings, Inc.*	600	4,410

		138,454

Lodging — 0.2%
Ameristar Casinos, Inc.	805	13,918
Boyd Gaming Corp.*	1,500	11,190
Gaylord Entertainment Co.*	823	19,867
Marcus Corp.	433	5,460
Monarch Casino & Resort, Inc.*	185	1,885
Morgans Hotel Group Co.*	394	2,325
Orient-Express Hotels Ltd., Class A*	2,245	16,770
Red Lion Hotels Corp.*	264	1,830

		73,245

Machinery — Construction & Mining — 0.1%
Astec Industries, Inc.*	598	19,262

Machinery — Diversified — 1.5%
Alamo Group, Inc.	117	3,151
Albany International Corp., Class A	632	14,612
Altra Holdings, Inc.*	603	11,355
Applied Industrial Technologies, Inc.	1,182	41,571
Briggs & Stratton Corp.	1,336	20,695
Cascade Corp.	228	10,755
Chart Industries, Inc.*	777	42,012
Cognex Corp.	1,157	41,409
Columbus McKinnon Corp.*	485	6,155
DXP Enterprises, Inc.*	322	10,368
Flow International Corp.*	1,208	4,228
Global Power Equipment Group, Inc.*	400	9,500
Hurco Cos., Inc.*	200	4,200
Intermec, Inc.*	1,435	9,844
Intevac, Inc.*	341	2,523
iRobot Corp.*	682	20,358
Kadant, Inc.*	299	6,760
Lindsay Corp.	353	19,376
Middleby Corp.*	495	46,550

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Diversified — (continued)
NACCO Industries, Inc., Class A	122	$10,885
Robbins & Myers, Inc.	979	47,531
Sauer-Danfoss, Inc.*	319	11,551
Tecumseh Products Co., Class A*	413	1,941
Tennant Co.	536	20,834
The Gorman-Rupp Co.	401	10,887
Twin Disc, Inc.	235	8,535

		437,586

Media — 0.7%
A.H. Belo Corp., Class A	400	1,900
Belo Corp., Class A	2,160	13,608
Central European Media Enterprises Ltd., Class A*	900	5,868
Courier Corp.	247	2,897
Crown Media Holdings, Inc., Class A*	217	263
Cumulus Media, Inc., Class A*	700	2,338
Demand Media, Inc.*	200	1,330
Digital Generation, Inc.*	657	7,831
Dolan Media Co.*	593	5,052
E.W. Scripps Co., Class A*	1,206	9,660
Entercom Communications Corp., Class A*	400	2,460
Entravision Communications Corp., Class A	1,000	1,560
Fisher Communications, Inc.*	200	5,766
Gray Television, Inc.*	1,000	1,620
Journal Communications, Inc., Class A*	884	3,890
Knology, Inc.*	636	9,031
LIN TV Corp., Class A*	472	1,997
Martha Stewart Living Omnimedia, Inc., Class A	562	2,473
Meredith Corp.	1,000	32,650
Nexstar Broadcasting Group*	400	3,136
Outdoor Channel Holdings, Inc.	626	4,670
Saga Communications, Inc.*	100	3,738
Scholastic Corp.	756	22,657
Sinclair Broadcast Group, Inc., Class A	1,117	12,656
The McClatchy Co., Class A*	1,100	2,629
The New York Times Co., Class A*	3,921	30,309
Value Line, Inc.	23	236
World Wrestling Entertainment, Inc., Class A	914	8,519

		200,744

Metal Fabricate/Hardware — 0.8%
A.M. Castle & Co.*	435	4,115
Ampco-Pittsburgh Corp.	214	4,139
CIRCOR International, Inc.	435	15,360
Dynamic Materials Corp.	290	5,736
Furmanite Corp.*	954	6,020
Haynes International, Inc.	364	19,874
Kaydon Corp.	778	23,729
L.B. Foster Co., Class A	266	7,525
Lawson Products, Inc.	56	864
Mueller Industries, Inc.	994	38,190
Mueller Water Products, Inc., Class A	3,692	9,008
NN, Inc.*	400	2,400
Northwest Pipe Co.*	183	4,183

	Number of Shares	Value†

Metal Fabricate/Hardware — (continued)
Olympic Steel, Inc.	231	$5,387
Omega Flex, Inc.*	59	834
RBC Bearings, Inc.*	637	26,563
RTI International Metals, Inc.*	713	16,549
Sun Hydraulics Corp.	459	10,754
Worthington Industries, Inc.	1,584	25,946

		227,176

Mining — 1.1%
AMCOL International Corp.	598	16,056
Century Aluminum Co.*	1,254	10,672
Coeur d’Alene Mines Corp.*	2,428	58,612
General Moly, Inc.*	1,499	4,632
Globe Specialty Metals, Inc.	1,714	22,950
Gold Resource Corp.	700	14,875
Golden Minerals Co.*	868	5,043
Golden Star Resources Ltd.*	6,200	10,230
Hecla Mining Co.	7,317	38,268
Horsehead Holding Corp.*	883	7,956
Jaguar Mining, Inc.*	2,100	13,398
Kaiser Aluminum Corp.	416	19,086
Materion Corp.*	457	11,096
Midway Gold Corp.*	2,200	4,642
Noranda Aluminium Holding Corp.	600	4,950
Paramount Gold and Silver Corp.*	2,900	6,206
Revett Minerals, Inc.*	800	3,776
Stillwater Mining Co.*	2,924	30,585
Thompson Creek Metals Co., Inc.*	3,800	26,448
United States Lime & Minerals, Inc.*	29	1,743
Ur-Energy, Inc.*	2,900	2,491
Uranerz Energy Corp.*	1,700	3,094
Uranium Energy Corp.*	1,407	4,305
Uranium Resources, Inc.*	2,600	1,888
US Gold Corp.*	2,523	8,477
USEC, Inc.*	2,404	2,741
Vista Gold Corp.*	1,900	5,833

		340,053

Miscellaneous Manufacturing — 2.1%
A.O. Smith Corp.	1,061	42,567
Actuant Corp., Class A	1,806	40,978
American Railcar Industries, Inc.*	300	7,179
AZZ, Inc.	288	13,087
Barnes Group, Inc.	1,365	32,910
Blount International, Inc.*	1,395	20,255
Ceradyne, Inc.*	618	16,550
Chase Corp.	200	2,780
CLARCOR, Inc.	1,298	64,887
Colfax Corp.*	718	20,449
Eastman Kodak Co.*	6,184	4,017
EnPro Industries, Inc.*	617	20,349
ESCO Technologies, Inc.	634	18,247
Fabrinet*	500	6,840
Federal Signal Corp.	1,143	4,743
FreightCar America, Inc.*	270	5,657
GP Strategies Corp.*	296	3,990

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Griffon Corp.	1,156	$10,554
Handy & Harman Ltd.*	200	1,980
Hexcel Corp.*	2,520	61,009
John Bean Technologies Corp.	629	9,668
Koppers Holdings, Inc.	620	21,303
LSB Industries, Inc.*	549	15,388
Lydall, Inc.*	300	2,847
Matthews International Corp., Class A	805	25,301
Metabolix, Inc.*	1,090	4,960
Movado Group, Inc.	360	6,541
Myers Industries, Inc.	725	8,946
NL Industries, Inc.	90	1,167
Park-Ohio Holdings Corp.*	200	3,568
PMFG, Inc.*	486	9,482
Raven Industries, Inc.	473	29,279
Smith & Wesson Holding Corp.*	1,279	5,576
Standex International Corp.	300	10,248
STR Holdings, Inc.*	725	5,967
Sturm Ruger & Co., Inc.	419	14,020
The Brink’s Co.	1,310	35,213
Tredegar Corp.	761	16,902
Trimas Corp.*	595	10,680

		636,084

Office Furnishings — 0.4%
Herman Miller, Inc.	1,432	26,421
HNI Corp.	1,243	32,442
Interface, Inc., Class A	1,495	17,252
Knoll, Inc.	1,353	20,092
Steelcase, Inc., Class A	2,431	18,135

		114,342

Oil & Gas — 3.5%
Abraxas Petroleum Corp.*	2,000	6,600
Alon USA Energy, Inc.	152	1,324
Apco Oil and Gas International, Inc.	258	21,084
Approach Resources, Inc.*	641	18,852
ATP Oil & Gas Corp.*	1,193	8,780
Berry Petroleum Co., Class A	1,334	56,055
Bill Barrett Corp.*	1,225	41,736
BPZ Resources, Inc.*	2,283	6,484
C J Energy Services, Inc.*	430	9,000
Callon Petroleum Co.*	1,000	4,970
CAMAC Energy, Inc.*	900	909
Carrizo Oil & Gas, Inc.*	1,065	28,063
Cheniere Energy, Inc.*	2,130	18,510
Clayton Williams Energy, Inc.*	117	8,878
Comstock Resources, Inc.*	1,387	21,221
Contango Oil & Gas Co.*	303	17,629
CVR Energy, Inc.	2,274	42,592
Delek US Holdings, Inc.	498	5,682
Endeavour International Corp.*	752	6,535
Energy Partners Ltd.*	700	10,220
Energy XXI Bermuda Ltd.*	1,962	62,549
Evolution Petroleum Corp.*	500	4,025

	Number of Shares	Value†

Oil & Gas — (continued)
FX Energy, Inc.*	1,389	$6,667
Gastar Exploration Ltd.*	1,500	4,770
Georesources, Inc.*	557	16,326
GMX Resources, Inc.*	1,406	1,758
Goodrich Petroleum Corp.*	581	7,977
Gulfport Energy Corp.*	1,163	34,250
Harvest Natural Resources, Inc.*	746	5,505
Hercules Offshore, Inc.*	2,705	12,010
Houston American Energy Corp.*	300	3,657
Hyperdynamics Corp.*	3,700	9,065
Isramco, Inc.*	21	1,881
Kodiak Oil & Gas Corp.*	6,600	62,700
Magnum Hunter Resources Corp.*	2,600	14,014
McMoran Exploration Co.*	2,654	38,616
Miller Energy Resources, Inc.*	400	1,116
Northern Oil & Gas, Inc.*	1,753	42,037
Oasis Petroleum, Inc.*	1,636	47,591
Panhandle Oil and Gas, Inc., Class A	117	3,839
Parker Drilling Co.*	3,517	25,217
Penn Virginia Corp.	1,012	5,353
Petroleum Development Corp.*	712	24,998
Petroquest Energy, Inc.*	1,539	10,157
Pioneer Drilling Co.*	1,550	15,004
Resolute Energy Corp.*	1,100	11,880
Rex Energy Corp.*	1,000	14,760
Rosetta Resources, Inc.*	1,437	62,509
Stone Energy Corp.*	1,379	36,378
Swift Energy Co.*	1,189	35,337
Triangle Petroleum Corp.*	1,100	6,567
US Energy Corp.*	500	1,455
Vaalco Energy, Inc.*	1,230	7,429
Vantage Drilling Co.*	3,690	4,280
Venoco, Inc.*	686	4,644
Voyager Oil & Gas, Inc.*	1,400	3,598
W&T Offshore, Inc.	1,043	22,122
Warren Resources, Inc.*	1,705	5,558
Western Refining, Inc.*	1,237	16,440
Zion Oil & Gas, Inc.*	700	1,547

		1,030,710

Oil & Gas Services — 1.6%
Basic Energy Services, Inc.*	588	11,584
Cal Dive International, Inc.*	2,189	4,925
Complete Production Services, Inc.*	2,132	71,550
Dawson Geophysical Co.*	215	8,499
Dril-Quip, Inc.*	860	56,605
Exterran Holdings, Inc.*	1,500	13,650
Flotek Industries, Inc.*	1,200	11,952
Global Geophysical Services, Inc.*	500	3,360
Gulf Island Fabrication, Inc.	318	9,289
Helix Energy Solutions Group, Inc.*	2,901	45,836
Hornbeck Offshore Services, Inc.*	778	24,134
ION Geophysical Corp.*	3,765	23,080
Key Energy Services, Inc.*	3,324	51,422
Lufkin Industries, Inc.	772	51,963

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas Services — (continued)
Matrix Service Co.*	687	$6,485
Mitcham Industries, Inc.*	300	6,552
Natural Gas Services Group, Inc.*	294	4,251
Newpark Resources, Inc.*	2,112	20,064
OYO Geospace Corp.*	88	6,805
Targa Resources Corp.	400	16,276
Tesco Corp.*	700	8,848
Tetra Technologies, Inc.*	2,279	21,286
Thermon Group Holdings, Inc.*	300	5,286
Union Drilling, Inc.*	183	1,142
Willbros Group, Inc.*	1,017	3,732

		488,576

Packaging and Containers — 0.1%
AEP Industries, Inc.*	38	1,070
Graphic Packaging Holding Co.*	3,787	16,132

		17,202

Pharmaceuticals — 3.0%
Achillion Pharmaceuticals, Inc.*	1,000	7,620
Acura Pharmaceuticals, Inc.*	153	534
Aegrion Pharmaceuticals, Inc.*	200	3,348
Akorn, Inc.*	1,613	17,937
Alimera Sciences, Inc.*	500	625
Allos Therapeutics, Inc.*	1,315	1,867
Amicus Therapeutics, Inc.*	500	1,720
Ampio Pharmaceuticals, Inc.*	600	2,562
Anacor Pharmaceuticals, Inc.*	500	3,100
Antares Pharma, Inc.*	1,400	3,080
Anthera Pharmaceuticals, Inc.*	500	3,070
Ardea Biosciences, Inc.*	326	5,480
Array Biopharma, Inc.*	1,148	2,480
Auxilium Pharmaceuticals, Inc.*	1,165	23,218
AVANIR Pharmaceuticals, Inc., Class A*	3,377	6,923
AVI BioPharma, Inc.*	2,368	1,764
BioScrip, Inc.*	1,011	5,520
Biospecifics Technologies Corp.*	69	1,147
Cadence Pharmaceuticals, Inc.*	814	3,215
Clovis Oncology, Inc.*	300	4,227
Corcept Therapeutics, Inc.*	700	2,394
Cornerstone Therapeutics, Inc.*	127	711
Cytori Therapeutics, Inc.*	810	1,782
Depomed, Inc.*	1,183	6,128
Durect Corp.*	1,856	2,190
Dusa Pharmaceuticals, Inc.*	700	3,066
Dyax Corp.*	1,720	2,339
Endocyte, Inc.*	500	1,880
Furiex Pharmaceuticals, Inc.*	200	3,342
Hi-Tech Pharmacal Co, Inc.*	255	9,917
Idenix Pharmaceuticals, Inc.*	1,293	9,626
Impax Laboratories, Inc.*	1,737	35,035
Infinity Pharmaceuticals, Inc.*	328	2,900
Ironwood Pharmaceuticals, Inc.*	1,161	13,897
Isis Pharmaceuticals, Inc.*	2,810	20,260
ISTA Pharmaceuticals, Inc.*	700	4,935
Jazz Pharmaceuticals, Inc.*	609	23,526

	Number of Shares	Value†

Pharmaceuticals — (continued)
Keryx Biopharmaceuticals, Inc.*	1,700	$4,301
KV Pharmaceutical Co., Class A*	1,500	2,100
Lannett Co, Inc.*	197	871
MannKind Corp.*	1,904	4,760
MAP Pharmaceuticals, Inc.*	706	9,298
Medicis Pharmaceutical Corp., Class A	1,674	55,660
Medivation, Inc.*	764	35,228
Nabi Biopharmaceuticals*	913	1,716
Nature’s Sunshine Products, Inc.*	200	3,104
Nektar Therapeutics*	2,533	14,172
Neogen Corp.*	568	17,404
Neurocrine Biosciences, Inc.*	977	8,304
Nutraceutical International Corp.*	196	2,219
Obagi Medical Products, Inc.*	351	3,566
Omega Protein Corp.*	500	3,565
Onyx Pharmaceuticals, Inc.*	1,714	75,330
Opko Health, Inc.*	2,976	14,582
Optimer Pharmaceuticals, Inc.*	1,095	13,403
Orexigen Therapeutics, Inc.*	588	947
Osiris Therapeutics, Inc.*	373	1,996
Pain Therapeutics, Inc.*	779	2,960
Par Pharmaceutical Cos., Inc.*	982	32,141
Pharmacyclics, Inc.*	1,100	16,302
PharMerica Corp.*	820	12,448
Pozen, Inc.*	302	1,193
Progenics Pharmaceuticals, Inc.*	601	5,133
Questcor Pharmaceuticals, Inc.*	1,336	55,551
Raptor Pharmaceutical Corp.*	900	5,634
Rigel Pharmaceuticals, Inc.*	1,590	12,545
Sagent Pharmaceuticals, Inc.*	200	4,200
Salix Pharmaceuticals Ltd.*	1,521	72,780
Santarus, Inc.*	1,297	4,293
Savient Pharmaceuticals, Inc.*	1,752	3,907
Schiff Nutrition International, Inc.*	157	1,680
Sciclone Pharmaceuticals, Inc.*	677	2,904
SIGA Technologies, Inc.*	685	1,726
Spectrum Pharmaceuticals, Inc.*	1,414	20,687
Sucampo Pharmaceuticals, Inc., Class A*	171	758
Synta Pharmaceuticals Corp.*	721	3,367
Synutra International, Inc.*	311	1,574
Targacept, Inc.*	703	3,916
Theravance, Inc.*	1,816	40,134
USANA Health Sciences, Inc.*	124	3,766
Vanda Pharmaceuticals, Inc.*	741	3,527
Viropharma, Inc.*	1,778	48,699
Vivus, Inc.*	2,370	23,107
XenoPort, Inc.*	827	3,151
Zalicus, Inc.	1,600	1,936

		905,910

Pipelines — 0.1%
Crosstex Energy, Inc.	964	12,185
Semgroup Corp.*	1,000	26,060

		38,245

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Real Estate — 0.1%
Consolidated-Tomoka Land Co.	124	$3,357
Forestar Real Estate Group, Inc.*	863	13,057
HFF, Inc., Class A*	700	7,231
Kennedy-Wilson Holdings, Inc.	781	8,263
Terreno Realty Corp.	175	2,649

		34,557

Real Estate Investment Trusts — 0.3%
AG Mortgage Investment Trust, Inc.	288	5,797
American Assets Trust, Inc.	800	16,408
American Capital Mortgage. Inc.	343	6,455
Armour Residential REIT, Inc.	2,400	16,920
Avatar Holdings, Inc.*	195	1,400
RAIT Financial Trust, Inc.	906	4,304
RLJ Lodging Trust	700	11,781
STAG lndustrial, Inc.	400	4,588
Summitt Hotel Properties	700	6,608

		74,261

Retail — 6.5%
99 Cents Only Stores*	1,340	29,413
Aeropostale, Inc.*	2,284	34,831
AFC Enterprises*	559	8,217
America’s Car-Mart, Inc.*	227	8,894
ANN, Inc.*	1,385	34,320
Asbury Automotive Group, Inc.*	749	16,148
Ascena Retail Group, Inc.*	1,634	48,563
Barnes & Noble, Inc.*	700	10,136
Bebe Stores, Inc.	717	5,973
Benihana, Inc.*	400	4,092
Big 5 Sporting Goods Corp.	381	3,978
Biglari Holdings, Inc.*	29	10,679
BJ’s Restaurants, Inc.*	620	28,098
Bob Evans Farms, Inc.	742	24,887
Body Central Corp.*	200	4,992
Bravo Brio Restaurant Group, Inc.*	500	8,575
Brown Shoe Co., Inc.	954	8,491
Buffalo Wild Wings, Inc.*	447	30,177
Build-A-Bear Workshop, Inc.*	260	2,200
Cabela’s, Inc.*	1,208	30,707
Caribou Coffee Co., Inc.*	205	2,860
Carrols Restaurant Group, Inc.*	213	2,464
Casey’s General Stores, Inc.	1,040	53,570
Cash America International, Inc.	725	33,807
Casual Male Retail Group, Inc.*	800	2,736
CEC Entertainment, Inc.	572	19,705
Charming Shoppes, Inc.*	3,780	18,522
Christopher & Banks Corp.	737	1,725
Citi Trends, Inc.*	303	2,660
Coinstar, Inc.*	850	38,794
Coldwater Creek, Inc.*	991	1,169
Collective Brands, Inc.*	1,782	25,607
Conn’s, Inc.*	204	2,264
Cost Plus, Inc.*	500	4,875
Cracker Barrel Old Country Store, Inc.	624	31,456

	Number of Shares	Value†

Retail — (continued)
Denny’s Corp.*	2,352	$8,844
Destination Maternity Corp.	178	2,976
DineEquity, Inc.*	371	15,660
Domino’s Pizza, Inc.*	1,629	55,305
Einstein Noah Restaurant Group, Inc.	84	1,329
Express, Inc.*	1,554	30,987
Ezcorp, Inc., Class A*	1,266	33,384
First Cash Financial Services, Inc.*	762	26,739
Francesca’s Holdings Corp.*	358	6,193
Fred’s, Inc., Class A	1,231	17,948
Genesco, Inc.*	595	36,735
GNC Holdings, Inc., Class A*	600	17,370
Gordmans Stores, Inc.*	200	2,514
Group 1 Automotive, Inc.	607	31,443
Haverty Furniture Cos., Inc.	550	6,039
Hhgregg, Inc.*	662	9,566
Hibbett Sports, Inc.*	755	34,111
Hot Topic, Inc.	1,095	7,238
HSN, Inc.	1,079	39,125
Jack in the Box, Inc.*	1,214	25,373
Jamba, Inc.*	1,100	1,441
Jos. A. Bank Clothiers, Inc.*	699	34,083
Kenneth Cole Productions, Inc., Class A*	158	1,673
Kirkland’s, Inc.*	427	5,679
Krispy Kreme Doughnuts, Inc.*	1,322	8,646
Lithia Motors, Inc., Class A	494	10,799
Liz Claiborne, Inc.*	2,771	23,914
Luby’s, Inc.*	600	2,706
Lumber Liquidators Holdings, Inc.*	533	9,413
MarineMax, Inc.*	400	2,608
Mattress Firm Holding Corp.*	100	2,319
McCormick & Schmick’s Seafood Restaurants, Inc.*	268	2,342
New York & Co., Inc.*	583	1,551
Nu Skin Enterprises, Inc., Class A	1,427	69,309
O’Charleys, Inc.*	486	2,668
Office Depot, Inc.*	6,400	13,760
OfficeMax, Inc.*	2,761	12,535
Pacific Sunwear of California, Inc.*	1,360	2,326
Papa John’s International, Inc.*	455	17,144
PC Connection, Inc.	165	1,830
Penske Automotive Group, Inc.	1,276	24,563
PetMed Express, Inc.	413	4,287
PF Chang’s China Bistro, Inc.	525	16,228
Pier 1 Imports, Inc.*	2,644	36,831
Pricesmart, Inc.	431	29,993
Red Robin Gourmet Burgers, Inc.*	320	8,864
Regis Corp.	1,532	25,355
Rite Aid Corp.*	17,672	22,267
Ruby Tuesday, Inc.*	1,513	10,440
Rue21, Inc.*	379	8,186
Rush Enterprises, Inc., Class A*	735	15,376
Ruth’s Hospitality Group, Inc.*	495	2,460
Saks, Inc.*	3,241	31,600
Skullcandy, Inc.*	407	5,096

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Shoe Carnival, Inc.*	239	$6,142
Sonic Automotive, Inc., Class A	934	13,833
Sonic Corp.*	1,532	10,310
Stage Stores, Inc.	881	12,237
Stein Mart, Inc.*	761	5,182
Steinway Musical Instruments, Inc.*	125	3,130
Susser Holdings Corp.*	302	6,831
Systemax, Inc.*	262	4,299
Talbots, Inc.*	1,494	3,974
Teavana Holdings, Inc.*	290	5,446
Texas Roadhouse, Inc.	1,470	21,903
The Bon-Ton Stores, Inc.	200	674
The Buckle, Inc.	649	26,525
The Cato Corp., Class A	804	19,457
The Cheesecake Factory, Inc.*	1,516	44,495
The Children’s Place Retail Stores, Inc.*	694	36,865
The Finish Line, Inc., Class A	1,393	26,864
The Men’s Wearhouse, Inc.	1,356	43,948
The Pantry, Inc.*	454	5,434
The Pep Boys—Manny, Moe, & Jack	1,205	13,255
The Wet Seal, Inc., Class A*	2,604	8,489
Tuesday Morning Corp.*	1,129	3,895
Vera Bradley, Inc.*	500	16,125
Vitamin Shoppe, Inc.*	600	23,928
West Marine, Inc.*	264	3,070
Winmark Corp.	100	5,737
World Fuel Services Corp.	1,815	76,194
Zale Corp.*	900	3,429
Zumiez, Inc.*	503	13,963

		1,938,390

Savings & Loans — 0.8%
Astoria Financial Corp.	2,201	18,686
Bank Mutual Corp.	632	2,010
BankFinancial Corp.	609	3,362
Beneficial Mutual Bancorp, Inc.*	649	5,426
Berkshire Hills Bancorp, Inc.	602	13,358
BofI Holding, Inc.*	100	1,625
Brookline Bancorp, Inc.	1,268	10,702
Cape Bancorp, Inc.*	300	2,355
Clifton Savings Bancorp, Inc.	150	1,392
Dime Community Bancshares, Inc.	730	9,198
ESB Financial Corp.	194	2,729
ESSA Bancorp, Inc.	319	3,340
First Defiance Financial Corp.	300	4,377
First Financial Holdings, Inc.	319	2,849
First Pactrust Bancorp, Inc.	200	2,050
Flagstar Bancorp, Inc.*	5,040	2,545
Flushing Financial Corp.	638	8,058
Fox Chase Bancorp, Inc.	420	5,305
Home Federal Bancorp, Inc.	253	2,631
Investors Bancorp, Inc.*	1,156	15,583
Kearny Financial Corp.	152	1,444
Meridian Interstate Bancorp, Inc.*	139	1,730
Northfield Bancorp, Inc.	423	5,990
Northwest Bancshares, Inc.	2,475	30,789

	Number of Shares	Value†

Savings & Loans — (continued)
OceanFirst Financial Corp.	327	$4,274
Oritani Financial Corp.	1,318	16,831
Provident Financial Services, Inc.	1,703	22,803
Provident New York Bancorp	951	6,315
Rockville Financial, Inc.	730	7,563
Roma Financial Corp.	126	1,240
Territorial Bancorp, Inc.	243	4,799
United Financial Bancorp, Inc.	440	7,079
Viewpoint Financial Group	866	11,267
Westfield Financial, Inc.	784	5,770
WSFS Financial Corp.	157	5,646

		251,121

Semiconductors — 3.2%
Advanced Analogic Technologies, Inc.*	1,025	5,925
Aeroflex Holding Corp.*	500	5,120
Alpha & Omega Semiconductor, Ltd.*	400	2,924
Amkor Technology, Inc.*	2,511	10,948
Amtech Systems, Inc.*	300	2,553
Anadigics, Inc.*	1,379	3,020
Applied Micro Circuits Corp.*	1,358	9,126
ATMI, Inc.*	928	18,588
Axcelis Technologies, Inc.*	2,000	2,660
AXT, Inc.*	600	2,502
Brooks Automation, Inc.	1,977	20,304
Cabot Microelectronics Corp.*	561	26,507
Cavium, Inc.*	1,279	36,362
CEVA, Inc.*	671	20,304
Cirrus Logic, Inc.*	1,881	29,814
Cohu, Inc.	504	5,720
Csr Plc*	178	2,035
Diodes, Inc.*	999	21,279
DSP Group, Inc.*	557	2,902
Emagin Corp.*	500	1,850
Emcore Corp.*	2,400	2,070
Emulex Corp.*	2,606	17,877
Entegris, Inc.*	3,370	29,403
Entropic Communications, Inc.*	2,032	10,384
Exar Corp.*	732	4,758
FormFactor, Inc.*	1,172	5,930
FSI International, Inc.*	600	2,196
Gerber Scientific, Inc.~	500	0
GSI Technology, Inc.*	359	1,680
GSl Group, Inc.*	700	7,161
Gt Advanced Technologies, Inc.*	3,599	26,057
Hittite Microwave Corp.*	866	42,763
Inphi Corp.*	500	5,980
Integrated Device Technology, Inc.*	4,293	23,440
Integrated Silicon Solution, Inc.*	500	4,570
IXYS Corp.*	566	6,130
Kopin Corp.*	1,507	5,847
Kulicke & Soffa Industries, Inc.*	1,706	15,780
Lattice Semiconductor Corp.*	2,724	16,181
LTX-Credence Corp.*	1,166	6,238
MaxLinear, Inc., Class A*	500	2,375

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Micrel, Inc.	1,245	$12,587
Microsemi Corp.*	2,393	40,083
Mindspeed Technologies, Inc.*	600	2,748
MIPS Technologies, Inc.*	1,058	4,719
MKS Instruments, Inc.	1,396	38,837
Monolithic Power Systems, Inc.*	767	11,559
MoSys, Inc.*	500	2,100
Nanometrics, Inc.*	500	9,210
Netlogic Microsystems, Inc.*	1,732	85,855
Omnivision Technologies, Inc.*	1,619	19,808
Pericom Semiconductor Corp.*	646	4,916
Photronics, Inc.*	1,192	7,247
PLX Technology, Inc.*	1,260	3,616
Power Integrations, Inc.	695	23,046
Rambus, Inc.*	2,623	19,804
Richardson Electronics Ltd.	300	3,687
Rubicon Technology, Inc.*	323	3,033
Rudolph Technologies, Inc.*	854	7,908
Semtech Corp.*	1,609	39,935
Sigma Designs, Inc.*	777	4,662
Silicon Image, Inc.*	1,839	8,643
Standard Microsystems Corp.*	653	16,828
Supertex, Inc.*	389	7,344
Tessera Technologies, Inc.*	1,523	25,510
TriQuint Semiconductor, Inc.*	4,777	23,264
Ultra Clean Holdings*	400	2,444
Ultratech, Inc.*	778	19,115
Veeco Instruments, Inc.*	1,093	22,734
Volterra Semiconductor Corp.*	691	17,697

		956,202

Software — 4.1%
Accelrys, Inc.*	1,566	10,524
ACI Worldwide, Inc.*	909	26,034
Actuate Corp.*	940	5,508
Acxiom Corp.*	2,067	25,238
Advent Software, Inc.*	935	22,777
American Software, Inc., Class A	593	5,604
Aspen Technology, Inc.*	2,353	40,825
athenahealth, Inc.*	956	46,959
Avid Technology, Inc.*	749	6,389
Blackbaud, Inc.	1,150	31,855
Bottomline Technologies, Inc.*	1,045	24,213
Callidus Software, Inc.*	800	5,136
CommVault Systems, Inc.*	1,148	49,043
Computer Programs & Systems, Inc.	247	12,624
Concur Technologies, Inc.*	1,162	59,018
Convio, Inc.*	400	4,424
Cornerstone Ondemand, Inc.*	300	5,472
CSG Systems International, Inc.*	781	11,489
Deltek, Inc.*	394	3,869
DemandTec, Inc.*	803	10,576
Digi International, Inc.*	657	7,332
DynaVox, Inc., Class A*	200	728
Ebix, Inc.	736	16,266
Envestnet, Inc.*	600	7,176

	Number of Shares	Value†

Software — (continued)
EPIQ Systems, Inc.	668	$8,029
ePocrates, Inc.*	200	1,560
Fair Isaac Corp.	888	31,826
FalconStor Software, Inc.*	626	1,615
Geeknet, Inc.*	100	1,705
Glu Mobile, Inc.*	1,100	3,454
Guidance Software, Inc.*	400	2,592
Imperva, Inc.*	100	3,481
inContact, Inc.*	900	3,987
InnerWorkings, Inc.*	424	3,947
Interactive Intelligence Group, Inc.*	297	6,807
JDA Software Group, Inc.*	1,185	38,382
Mantech International Corp., Class A	539	16,838
MedAssets, Inc.*	1,248	11,544
Medidata Solutions, Inc.*	544	11,832
Medquist Holdings, Inc.*	800	7,696
MicroStrategy, Inc., Class A*	218	23,614
Monotype Imaging Holdings, Inc.*	899	14,015
NetSuite, Inc.*	756	30,656
Omnicell, Inc.*	935	15,446
OPNET Technologies, Inc.	421	15,438
Parametric Technology Corp.*	3,225	58,889
PDF Solutions, Inc.*	500	3,485
PegaSystems, Inc.	430	12,642
Progress Software Corp.*	1,786	34,559
PROS Holdings, Inc.*	517	7,693
QAD, Inc.*	92	966
QLIK Technologies, Inc.*	1,841	44,552
Quality Systems, Inc.	1,004	37,138
Quest Software, Inc.*	1,509	28,067
RealPage, Inc.*	700	17,689
RightNow Technologies, Inc.*	600	25,638
Rosetta Stone, Inc.*	202	1,541
Schawk, Inc.	187	2,096
Sciquest, Inc.*	300	4,281
Seachange International, Inc.*	773	5,434
Smith Micro Software, Inc.*	576	651
SolarWinds, Inc.*	1,512	42,260
SS&C Technologies Holdings, Inc.*	600	10,836
Synchronoss Technologies, Inc.*	746	22,537
SYNNEX Corp.*	594	18,093
Take-Two Interactive Software, Inc.*	1,844	24,986
Taleo Corp., Class A*	1,102	42,636
Tangoe, Inc.*	469	7,223
The Ultimate Software Group, Inc.*	716	46,626
THQ, Inc.*	1,261	958
Tyler Technologies, Inc.*	852	25,654
Verint Systems, Inc.*	500	13,770

		1,234,443

Storage & Warehousing — 0.1%
Mobile Mini, Inc.*	877	15,304
Wesco Aircraft Holdings, Inc.*	740	10,352

		25,656

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — 2.8%
8X8, Inc.*	1,600	$5,072
ADTRAN, Inc.	1,705	51,423
Alaska Communications Systems Group, Inc.	947	2,850
Anaren, Inc.*	312	5,185
Anixter International, Inc.*	734	43,776
Arris Group, Inc.*	3,281	35,500
Aruba Networks, Inc.*	2,213	40,985
Atlantic Tele-Network, Inc.	249	9,723
Aviat Networks, Inc.*	1,462	2,675
Black Box Corp.	562	15,758
Calix, Inc.*	887	5,739
Cbeyond, Inc.*	568	4,550
Cincinnati Bell, Inc.*	5,985	18,135
Communications Systems, Inc.	200	2,812
Comtech Telecommunications Corp.	552	15,798
Consolidated Communications Holdings, Inc.	570	10,859
DigitalGlobe, Inc.*	845	14,458
Extreme Networks, Inc.*	1,947	5,685
Fairpoint Communications, Inc.*	600	2,598
Finisar Corp.*	2,221	37,191
General Communication, Inc., Class A*	986	9,653
GeoEye, Inc.*	547	12,154
Globalstar, Inc.*	1,400	756
Globecomm Systems, Inc.*	500	6,840
Harmonic, Inc.*	3,470	17,489
HickoryTech Corp.	400	4,432
IDT Corp., Class B	300	2,814
Infinera Corp.*	2,494	15,662
InterDigital, Inc.	1,194	52,023
Iridium Communications, Inc.*	1,100	8,481
Ixia*	813	8,545
KVH Industries, Inc.*	354	2,754
Leap Wireless International, Inc.*	1,400	13,006
LogMeIn, Inc.*	581	22,398
Loral Space & Communications, Inc.*	246	15,961
Lumos Networks Corp.	382	5,860
Meru Networks, Inc.*	200	826
Motricity, Inc.*	900	810
NeoPhotonics Corp.*	300	1,374
Netgear, Inc.*	1,029	34,544
Neutral Tandem, Inc.*	926	9,899
Novatel Wireless, Inc.*	601	1,881
Ntelos Holdings Corp	382	7,785
Oclaro, Inc.*	1,100	3,102
Oplink Communications, Inc.*	635	10,458
Opnext, Inc.*	580	469
ORBCOMM, Inc.*	1,000	2,990
Plantronics, Inc.	1,267	45,156
Powerwave Technologies, Inc.*	810	1,685
Preformed Line Products Co.	45	2,685
Premiere Global Services, Inc.*	1,656	14,026
Procera Networks, Inc.*	300	4,674
RF Micro Devices, Inc.*	6,851	36,995
Rignet, Inc.*	200	3,348
Shenandoah Telecommunications Co.	559	5,858

	Number of Shares	Value†

Telecommunications — (continued)
ShoreTel, Inc.*	981	$6,259
Sonus Networks, Inc.*	4,915	11,796
SureWest Communications	400	4,812
Sycamore Networks, Inc.*	624	11,170
Symmetricom, Inc.*	959	5,169
Tekelec*	1,875	20,494
Telenavinc*	300	2,343
Ubiquiti Networks, Inc.*	200	3,646
USA Mobility, Inc.	512	7,101
Viasat, Inc.*	962	44,367
Vonage Holdings Corp.*	3,700	9,065
Westell Technologies, Inc.*	1,400	3,108

		847,495

Textiles — 0.1%
G&K Services, Inc., Class A	576	16,767
Unifirst Corp.	377	21,391

		38,158

Toys, Games & Hobbies — 0.0%
JAKKS Pacific, Inc.	584	8,240
Leapfrog Enterprises, Inc.*	876	4,897

		13,137

Transportation — 1.8%
Air Transport Services Group, Inc.*	985	4,649
Arkansas Best Corp.	795	15,320
Atlas Air Worldwide Holdings, Inc.*	648	24,903
Baltic Trading Ltd.	300	1,425
Bristow Group, Inc.	950	45,021
CAI International, Inc.*	260	4,020
Celadon Group, Inc.	435	5,137
DHT Maritime, Inc.	1,126	833
Eagle Bulk Shipping, Inc.*	1,220	1,149
Echo Global Logistics, Inc.*	200	3,230
Excel Maritime Carriers Ltd.*	700	1,015
Forward Air Corp.	696	22,307
Frontline Ltd.	1,200	5,148
Genco Shipping & Trading Ltd.*	511	3,454
Genesee & Wyoming, Inc., Class A*	1,026	62,155
Golar LNG Ltd.	1,006	44,717
Gulfmark Offshore, Inc., Class A*	579	24,324
Heartland Express, Inc.	1,167	16,676
HUB Group, Inc., Class A*	1,043	33,825
International Shipholding Corp.	141	2,635
Knight Transportation, Inc.	1,764	27,589
Knightsbridge Tankers Ltd.	574	7,847
Marten Transport Ltd.	434	7,808
Nordic American Tanker Shipping	1,067	12,793
Old Dominion Freight Line, Inc.*	1,306	52,932
Overseas Shipholding Group, Inc.	600	6,558
Pacer International, Inc.*	687	3,675
Patriot Transportation Holding, Inc.*	69	1,497
PHI, Inc.*	293	7,281
Quality Distribution, Inc.*	400	4,500

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Transportation — (continued)
RailAmerica, Inc.*	456	$6,790
Roadrunner Transportation Systems, Inc.*	200	2,826
Saia, Inc.*	274	3,420
Scorpio Tankers, Inc.*	600	2,934
Ship Finance International Ltd.	1,084	10,125
Swift Transportation Co.*	1,800	14,832
Teekay Tankers Ltd., Class A	793	2,791
Ultrapetrol (Bahamas) Ltd.*	435	1,296
Universal Truckload Services, Inc.	100	1,815
Werner Enterprises, Inc.	1,252	30,173

		531,425

Trucking and Leasing — 0.2%
Amerco, Inc.	195	17,238
Greenbrier Cos., Inc.*	447	10,853
TAL International Group, Inc.	493	14,194
Textainer Group Holdings Ltd.	212	6,173

		48,458

Water — 0.3%
American States Water Co.	562	19,614
Artesian Resources Corp., Class A	113	2,128
California Water Service Group	1,166	21,291
Connecticut Water Service, Inc.	319	8,655
Consolidated Water Co., Inc.	312	2,677
Middlesex Water Co.	531	9,908
Pennichuck Corp.	100	2,883
Pico Holdings, Inc.*	492	10,125
SJW Corp.	288	6,808
York Water Co.	297	5,239

		89,328

TOTAL COMMON STOCKS (Cost $22,913,995)		26,026,808

REAL ESTATE INVESTMENT TRUSTS — 8.3%
Apartments — 1.1%
American Campus Communities, Inc.	1,832	76,871
Associated Estates Realty Corp.	956	15,248
Campus Crest Communities, Inc.	700	7,042
Education Realty Trust, Inc.	2,405	24,603
Home Properties, Inc.	1,224	70,466
Mid-America Apartment Communities, Inc.	997	62,362
Post Properties, Inc.	1,295	56,617

		313,209

Building & Real Estate — 2.2%
Agree Realty Corp.	196	4,778
Alexander’s, Inc.	57	21,092
Anworth Mortgage Asset Corp.	3,331	20,919
Apollo Commercial Real Estate Finance, Inc.	400	5,252
Capstead Mortgage Corp.	2,175	27,057
Colony Financial, Inc.	816	12,819
CreXus Investment Corp.	1,261	13,089
CYS Investments, Inc.	2,356	30,958
Dynex Capital, Inc.	1,007	9,194

	Number of Shares	Value†

Building & Real Estate — (continued)
Equity Lifestyle Properties, Inc.	796	$53,085
Getty Realty Corp.	563	7,854
Government Properties Income Trust	944	21,287
Hatteras Financial Corp.	2,045	53,927
Invesco Mortgage Capital, Inc.	3,007	42,248
iStar Financial, Inc.*	2,118	11,204
MFA Financial, Inc.	9,230	62,026
National Retail Properties, Inc.	2,638	69,590
Newcastle Investment Corp.	3,160	14,694
NorthStar Realty Finance Corp.	2,321	11,071
Pennymac Mortgage Investment Trust	592	9,839
Redwood Trust, Inc.	2,277	23,180
Resource Capital Corp.	1,700	9,537
Starwood Property Trust, Inc.	2,435	45,072
Sun Communities, Inc.	590	21,553
Two Harbors Investment Corp.	3,500	32,340
UMH Properties, Inc.	168	1,564
Walter Investment Management Corp.	653	13,393

		648,622

Diversified — 0.4%
Coresite Realty Corp.	500	8,910
DuPont Fabros Technology, Inc.	1,650	39,963
Entertainment Properties Trust	1,210	52,889
PS Business Parks, Inc.	465	25,775
Whitestone REIT	200	2,380

		129,917

Factory Outlets — 0.2%
Tanger Factory Outlet Centers, Inc.	2,256	66,146

Forest Products & Paper — 0.1%
Potlatch Corp.	1,078	33,536

Healthcare — 0.7%
Cogdell Spencer, Inc.	734	3,119
Healthcare Realty Trust, Inc.	1,972	36,659
LTC Properties, Inc.	717	22,127
Medical Properties Trust, Inc.	2,807	27,705
National Health Investors, Inc.	657	28,895
Omega Healthcare Investors, Inc.	2,648	51,239
Sabra Healthcare REIT, Inc.	1,088	13,154
Universal Health Realty Income Trust	320	12,480

		195,378

Hotels & Resorts — 0.8%
Ashford Hospitality Trust, Inc.	1,120	8,960
Chesapeake Lodging Trust	789	12,198
DiamondRock Hospitality Co.	4,523	43,602
FelCor Lodging Trust, Inc.*	3,018	9,205
Hersha Hospitality Trust	4,269	20,833
LaSalle Hotel Properties	2,217	53,673
Pebblebrook Hotel Trust	1,409	27,025
Strategic Hotels & Resorts, Inc.*	5,012	26,914
Sunstone Hotel Investors, Inc.*	3,332	27,156

		229,566

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Industrial — 0.4%
DCT Industrial Trust, Inc.	6,582	$33,700
EastGroup Properties, Inc.	675	29,349
First Industrial Realty Trust, Inc.*	2,429	24,849
First Potomac Realty Trust	1,492	19,470
Monmouth Real Estate Investment Corp., Class A	1,149	10,513

		117,881

Mixed Industrial/Office — 0.6%
CapLease, Inc.	1,735	7,009
Colonial Properties Trust	2,216	46,226
Cousins Properties, Inc.	2,061	13,211
Gladstone Commercial Corp.	152	2,668
Investors Real Estate Trust	1,818	13,262
Lexington Realty Trust	3,015	22,582
Mission West Properties, Inc.	287	2,589
One Liberty Properties, Inc.	203	3,350
Washington Real Estate Investment Trust	1,806	49,394
Winthrop Realty Trust	777	7,902

		168,193

Office Property — 0.7%
BioMed Realty Trust, Inc.	3,921	70,892
Franklin Street Properties Corp.	1,845	18,358
Highwoods Properties, Inc.	1,860	55,186
Hudson Pacific Properties, Inc.	400	5,664
Kilroy Realty Corp.	1,514	57,638
MPG Office Trust, Inc.*	900	1,791
Parkway Properties, Inc.	593	5,847

		215,376

Regional Malls — 0.3%
CBL & Associates Properties, Inc.	3,854	60,508
Glimcher Realty Trust	2,816	25,907
Pennsylvania Real Estate Investment Trust	1,715	17,905

		104,320

Storage & Warehousing — 0.4%
CubeSmart	3,125	33,250
Extra Space Storage, Inc.	2,438	59,073
Sovran Self Storage, Inc.	682	29,101

		121,424

Strip Centers — 0.4%
Acadia Realty Trust	1,120	22,557
Cedar Shopping Centers, Inc.	1,026	4,422
Equity One, Inc.	1,554	26,387
Excel Trust, Inc.	900	10,800
Inland Real Estate Corp.	1,788	13,607
Kite Realty Group Trust	1,107	4,993
Ramco-Gershenson Properties Trust	941	9,250
Retail Opportunity Investments Corp.	1,300	15,392

	Number of Shares	Value†

Strip Centers — (continued)
Saul Centers, Inc.	151	$5,348
Urstadt Biddle Properties, Inc., Class A	516	9,329

		122,085

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,146,298)		2,465,653

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.4%**
U.S. Treasury Bills
0.001%, 01/12/12	$30	30,000
0.030%, 02/23/12	15	15,000
0.010%, 03/29/12	10	9,999
0.015%, 03/29/12	10	10,000
0.020%, 03/29/12	10	10,000
0.005%, 04/19/12	10	9,999
0.010%, 04/19/12	15	14,999
0.020%, 05/10/12	12	11,999
0.005%, 06/07/12	20	19,996

TOTAL U.S. TREASURY OBLIGATIONS (Cost $131,997)		131,992

	Number of Shares	Value†
WARRANTS — 0.0%
Clinical Data, Inc.~	354	0
Lexicon Pharmaceuticals, Inc.~	3,626	580
Magnum Hunter Resources Corp.~	260	0

TOTAL WARRANTS (Cost $0)		580

SHORT-TERM INVESTMENTS — 4.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,204,545)	1,204,545	1,204,545

TOTAL INVESTMENTS — 100.0% (Cost $26,396,835)		$29,829,578

†	See Security Valuation Note.
*	Non-income producing security.
**	Securities or a portion of the securities in this category are pledged as collateral on open futures contracts.
~	Fair valued security. The total market value of fair valued securities at December 31, 2011 is $613.
Plc	— Public Limited Company.
REIT	— Real Estate Investment Trust.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Advertising	$23,538	$23,538	$—	$—
Aerospace & Defense	466,389	466,389	—	—
Agriculture	97,959	97,959	—	—
Airlines	186,393	186,393	—	—
Apparel	391,484	391,484	—	—
Auto Manufacturers	11,760	11,760	—	—
Auto Parts & Equipment	259,832	259,832	—	—
Banks	1,769,124	1,769,124	—	—
Beverages	69,285	69,285	—	—
Biotechnology	643,450	643,450	—	—
Building Materials	245,041	245,041	—	—
Chemicals	494,834	494,834	—	—
Coal	71,234	71,234	—	—
Commercial Services	1,924,238	1,924,238	—	—
Computers	581,478	581,478	—	—
Cosmetics & Personal Care	35,503	35,503	—	—
Distribution & Wholesale	293,622	293,622	—	—
Diversified Financial Services	528,621	528,588	33	—
Electric	672,393	672,393	—	—
Electrical Components & Equipment	294,615	294,615	—	—
Electronics	640,232	640,232	—	—
Energy-Alternate Sources	51,215	51,215	—	—
Engineering & Construction	186,967	186,967	—	—
Entertainment	251,695	251,695	—	—
Environmental Control	267,329	267,329	—	—
Food	560,883	560,883	—	—
Forest Products & Paper	174,185	174,185	—	—
Gas	358,828	358,828	—	—
Hand & Machine Tools	25,483	25,483	—	—
Healthcare Products	978,547	978,547	—	—
Healthcare Services	534,723	534,723	—	—
Holding Companies	28,932	28,932	—	—
Home Builders	98,472	98,472	—	—
Home Furnishings	115,906	115,906	—	—
Hotels & Resorts	2,156	2,156	—	—
Household Products & Wares	139,541	139,541	—	—
Housewares	8,798	8,798	—	—
Industrial	17,718	17,718	—	—
Insurance	808,663	808,663	—	—
Internet	741,695	741,695	—	—
Investment Companies	216,608	216,608	—	—
Iron & Steel	7,219	7,219	—	—
Leisure Time	138,454	138,454	—	—
Lodging	73,245	73,245	—	—
Machinery - Construction & Mining	19,262	19,262	—	—
Machinery - Diversified	437,586	437,586	—	—
Media	200,744	200,744	—	—
Metal Fabricate/Hardware	227,176	227,176	—	—
Mining	340,053	340,053	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Miscellaneous Manufacturing	$636,084	$636,084	$—	$—
Office Furnishings	114,342	114,342	—	—
Oil & Gas	1,030,710	1,030,710	—	—
Oil & Gas Services	488,576	488,576	—	—
Packaging and Containers	17,202	17,202	—	—
Pharmaceuticals	905,910	905,910	—	—
Pipelines	38,245	38,245	—	—
Real Estate	34,557	34,557	—	—
Real Estate Investment Trusts	74,261	74,261	—	—
Retail	1,938,390	1,938,390	—	—
Savings & Loans	251,121	251,121	—	—
Semiconductors	956,202	956,202	—	—
Software	1,234,443	1,234,443	—	—
Storage & Warehousing	25,656	25,656	—	—
Telecommunications	847,495	847,495	—	—
Textiles	38,158	38,158	—	—
Toys, Games & Hobbies	13,137	13,137	—	—
Transportation	531,425	531,425	—	—
Trucking and Leasing	48,458	48,458	—	—
Water	89,328	89,328	—	—
REAL ESTATE INVESTMENT TRUSTS	2,465,653	2,465,653	—	—
U.S. TREASURY OBLIGATIONS	131,992	—	131,992	—
WARRANTS	580	—	580	—
SHORT-TERM INVESTMENTS	1,204,545	1,204,545	—	—

TOTAL INVESTMENTS	$29,829,578	$29,696,973	$132,605	$—

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2010	$—
Sales	(1,508)
Realized Gain/(Loss)	(1.664)
Change in Appreciation/(Depreciation)	3,172

Balance as of 12/31/2011	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — 98.3%
Australia — 8.5%
AGL Energy Ltd.	2,626	$38,423
Alumina Ltd.	14,267	16,334
Amcor Ltd.	7,167	52,761
AMP Ltd.	18,901	78,545
Asciano Group	6,617	30,407
ASX Ltd.	1,185	36,989
Australia & New Zealand Banking Group Ltd.	16,534	346,302
Bendigo & Adelaide Bank Ltd.	2,859	23,400
BHP Billiton Ltd.	20,258	715,079
BlueScope Steel Ltd.	8,680	3,580
Boral Ltd.	4,277	15,705
Brambles Ltd.	9,267	67,661
Caltex Australia Ltd.	1,064	12,776
Campbell Brothers Ltd	422	21,131
CFS Retail Property Trust	10,914	18,793
Coca-Cola Amatil Ltd.	3,313	38,926
Cochlear Ltd.	303	19,244
Commonwealth Bank of Australia	9,874	495,984
Computershare Ltd.	2,605	21,293
Crown Ltd.	2,672	22,040
CSL Ltd.	3,476	113,327
Dexus Property Group	29,914	25,351
Echo Entertainment Group Ltd.*	5,022	18,415
Fairfax Media Ltd.	8,585	6,324
Fortescue Metals Group Ltd.	7,906	34,585
Goodman Group	47,180	27,432
GPT Group	11,893	37,276
GPT Group, In Specie~§	16,419	0
Harvey Norman Holdings Ltd.	3,095	5,778
Iluka Resources Ltd.	2,473	39,170
Incitec Pivot Ltd.	8,759	27,806
Insurance Australia Group Ltd.	13,297	40,508
Leighton Holdings Ltd.	624	12,130
Lend Lease Group	3,699	27,088
Lynas Corp Ltd.*	11,331	12,107
Macquarie Group Ltd.	2,382	57,842
Metcash Ltd.	4,753	19,597
Mirvac Group	24,107	29,045
National Australia Bank Ltd.	13,821	329,237
Newcrest Mining Ltd.	4,972	151,522
OneSteel Ltd.	8,741	6,250
Orica Ltd.	2,066	51,121
Origin Energy Ltd.	6,929	94,488
OZ Minerals Ltd.	2,023	20,694
Qantas Airways Ltd.*	6,627	9,864
QBE Insurance Group Ltd.	7,001	92,654
QR National Ltd.	11,327	39,568
Ramsay Health Care Ltd.	980	19,288
Rio Tinto Ltd.	2,702	166,576
Santos Ltd.	5,816	72,784
Sims Metal Management Ltd.	1,296	16,768
Sonic Healthcare Ltd.	2,518	29,023
Sp Ausnet	12,068	11,581
Stockland	15,423	50,384
Suncorp-Metway Ltd.	8,249	70,505

	Number of Shares	Value†

Australia — (continued)
Sydney Airport	3,363	$9,141
TABCORP Holdings Ltd.	5,382	14,992
Tatts Group Ltd.	10,668	26,592
Telstra Corp. Ltd.	27,569	93,763
Toll Holdings Ltd.	4,043	17,408
Transurban Group	7,773	44,644
Wesfarmers Ltd.	5,293	159,445
Wesfarmers Ltd. PPS	1,001	30,381
Westfield Group	14,431	115,136
Westfield Retail Trust	16,640	42,407
Westpac Banking Corp.	19,835	404,916
Woodside Petroleum Ltd.	3,961	123,991
Woolworths Ltd.	7,695	197,518
WorleyParsons Ltd.	1,128	29,538

		5,151,333

Austria — 0.2%
Erste Group Bank AG	1,000	17,554
Immoeast AG*~	2,678	0
IMMOFINANZ AG*	4,017	12,040
OMV AG	796	24,112
Raiffeisen International Bank-Holding AG	211	5,462
Telekom Austria AG	2,544	30,435
Verbund AG	303	8,125
Vienna Insurance Group	300	11,849
Voestalpine AG	642	17,987

		127,564

Belgium — 0.9%
Anheuser-Busch InBev NV	5,141	313,771
Bekaert SA	209	6,674
Belgacom SA	1,133	35,451
Colruyt SA	315	11,900
Delhaize Group SA	595	33,352
Fortis NV	16,326	25,222
Groupe Bruxelles Lambert SA	471	31,333
KBC Groep NV	1,139	14,242
Mobistar SA	172	8,979
Solvay SA	356	29,226
UCB SA	734	30,794
Umicore	797	32,734

		573,678

Bermuda — 0.1%
Seadrill Ltd.	1,988	66,298

Cayman Islands — 0.0%
Wynn Macau Ltd.	8,000	19,971

China — 0.1%
Foxconn International Holdings Ltd.*	17,000	10,932
Sands China Ltd.*	14,800	41,523
Yangzijiang Shipbuilding Holdings Ltd.	19,000	13,298

		65,753

Denmark — 1.0%
A.P. Moller - Maersk A/S, A Shares	3	18,634
A.P. Moller - Maersk A/S, B Shares	8	52,622
Carlsberg A/S, B Shares	593	41,755

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
Coloplast A/S, B Shares	200	$28,700
Danske Bank A/S*	4,513	57,026
DSV A/S	1,300	23,231
Novo Nordisk A/S, B Shares	2,723	312,827
Novozymes A S	1,250	38,510
TDC A/S	2,500	20,021
TrygVesta A/S	303	16,784
Vestas Wind Systems A/S*	860	9,249
William Demant Holding A/S*	138	11,446

		630,805

Finland — 0.9%
Elisa Oyj	1,000	20,821
Fortum Oyj	2,843	60,550
Kesko Oyj, B Shares	513	17,197
Kone Oyj, B Shares	992	51,356
Metso Oyj	844	31,171
Neste Oil Oyj	209	2,102
Nokia Oyj	23,448	113,038
Nokian Renkaat Oyj	755	24,241
Orion Oyj, Class B	750	14,573
Pohjola Bank Plc	1,500	14,535
Sampo Oyj, A Shares	2,681	66,317
Sanoma Oyj	750	8,584
Stora Enso Oyj, R Shares	2,865	17,064
UPM-Kymmene Oyj	3,605	39,506
Wartsila Oyj	1,200	34,515

		515,570

France — 8.4%
Accor SA	1,031	25,983
Aeroports de Paris	215	14,707
Air Liquide SA	1,744	215,344
Alcatel-Lucent*	15,694	24,389
Alstom SA	1,188	35,889
ANF Immobilier	1	36
Arkema SA	334	23,470
Atos Origin SA	322	14,068
AXA SA	11,329	146,441
BNP Paribas	6,205	241,619
Bouygues SA	1,339	42,112
Bureau Veritas SA	300	21,791
Cap Gemini SA	751	23,349
Carrefour SA	3,713	84,477
Casino Guichard Perracho SA	386	32,459
Christian Dior SA	328	38,716
Cie Generale d’Optique Essilor International SA	1,282	90,370
Cie Generale de Geophysique - Veritas*	1,072	24,883
CNP Assurances	572	7,081
Compagnie de Saint-Gobain	2,628	100,457
Compagnie Generale des Establissements Michelin, B Shares	1,170	68,938
Credit Agricole SA	5,411	30,317
Danone	3,592	225,406
Dassault Systemes SA	334	26,681
Edenred	1,127	27,645

	Number of Shares	Value†

France — (continued)
EDF SA	1,431	$34,723
Eiffage SA	328	7,903
Eurazeo	56	1,985
Eutelsat Communications	731	28,473
Fonciere Des Regions	106	6,782
France Telecom SA	11,462	179,399
GDF Suez	7,609	206,760
Gecina SA	190	15,923
Groupe Eurotunnel SA	3,383	22,951
ICADE	156	12,224
Iliad SA	177	21,786
Imerys SA	213	9,769
JC Decaux SA*	400	9,184
Klepierre	821	23,327
L’Oreal SA	1,498	156,016
Lafarge SA	1,154	40,398
Lagardere S.C.A.	642	16,902
Legrand SA	1,319	42,248
LVMH Moet Hennessy Louis Vuitton SA	1,633	230,031
Natixis	3,492	8,726
Neopost SA	268	18,023
Pernod-Ricard SA	1,255	116,161
Peugeot SA	786	12,245
PPR	467	66,659
Publicis Groupe SA	900	41,305
Renault SA	1,060	36,605
Safran SA	915	27,364
Sanofi-Aventis SA	7,310	534,343
Schneider Electric SA	3,023	158,046
SCOR SE	820	19,120
Societe BIC SA	120	10,616
Societe Generale	4,013	88,589
Societe Television Francaise 1	821	7,986
Sodexo	506	36,215
Suez Environment Co.	1,284	14,752
Technip SA	663	62,156
Thales SA	773	24,331
Total SA	13,400	683,772
Unibail-Rodamco SE	582	104,162
Vallourec SA	629	40,631
Veolia Environment	1,785	19,557
Vinci SA	2,824	122,924
Vivendi SA	7,701	168,109
Wendel SA	211	14,006

		5,089,815

Germany — 7.3%
Adidas AG	1,279	83,100
Allianz SE	2,914	278,299
Axel Springer AG	327	14,032
BASF SE	5,833	406,083
Bayer AG	5,293	338,028
Bayerische Motoren Werke AG	2,063	137,907
Beiersdorf AG	631	35,758
Brenntag AG	149	13,856
Celesio AG	516	8,162

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Commerzbank AG*	19,802	$33,329
Continental AG*	513	31,856
Daimler AG	5,814	254,702
Deutsche Bank AG	5,723	216,906
Deutsche Boerse AG*	1,275	66,731
Deutsche Lufthansa AG	1,383	16,450
Deutsche Post AG	5,502	84,589
Deutsche Telekom AG	17,270	198,102
E.ON AG	11,105	239,314
Fraport AG Frankfurt Airport Services Worldwide	272	13,367
Fresenius Medical Care AG & Co. KGaA	1,369	92,988
Fresenius SE	770	71,203
GEA Group AG	1,218	34,385
Hannover Ruckversicherung AG	356	17,640
HeidelbergCement AG	964	40,830
Henkel AG & Co. KGaA	937	45,333
Hochtief AG	206	11,894
Infineon Technologies AG	6,079	45,656
K+S AG	1,027	46,319
Kabel Deutschland Holding AG*	620	31,431
Lanxess AG	391	20,194
Linde AG	1,054	156,637
MAN SE	578	51,340
Merck KGaA	425	42,323
Metro AG	665	24,248
Muenchener Ruckversicherung AG	1,227	150,360
RWE AG	2,641	92,708
Salzgitter AG	183	9,128
SAP AG	5,892	311,637
Siemens AG	5,208	498,279
Suedzucker AG	700	22,299
ThyssenKrupp AG	2,318	53,181
United Internet AG	908	16,185
Volkswagen AG	252	33,737
Wacker Chemie AG	128	10,282

		4,400,788

Greece — 0.1%
Coca-Cola Hellenic Bottling Co. SA	1,467	25,157
Hellenic Telecommunications Organization SA	590	2,192
National Bank of Greece SA*	6,444	13,321
OPAP SA	1,080	9,504

		50,174

Guernsey — 0.1%
Resolution Ltd.	8,585	33,466

Hong Kong — 2.8%
AIA Group Ltd.	52,600	163,740
ASM Pacific Technology Ltd.	1,700	19,040
BOC Hong Kong Holdings Ltd.	24,500	57,811
Cathay Pacific Airways Ltd.	10,000	17,098
Cheung Kong Holdings Ltd.	9,000	106,762
Cheung Kong Infrastructure Holdings Ltd.	4,000	23,387
CLP Holdings Ltd.	11,500	97,703
First Pacific Co. Ltd. Hong Kong	14,000	14,526

	Number of Shares	Value†

Hong Kong — (continued)
Galaxy Entertainment Group Ltd.*	8,000	$14,542
Genting Singapore Plc*	34,000	39,562
Hang Lung Group Ltd.	8,000	43,781
Hang Lung Properties Ltd.	14,000	39,740
Hang Seng Bank Ltd.	5,100	60,412
Henderson Land Development Co., Ltd.	5,209	25,804
Hong Kong Exchanges & Clearing Ltd.	6,256	99,546
Hopewell Holdings Ltd.	1,000	2,554
Hutchison Whampoa Ltd.	13,000	108,483
Hysan Development Co., Ltd.	3,064	10,033
Kerry Properties Ltd.	4,009	13,247
Li & Fung Ltd.	38,000	70,020
Lifestyle International Holdings Ltd	4,500	9,905
MTR Corp.	9,764	31,555
New World Development Ltd.	23,190	18,620
Noble Group Ltd.	22,484	19,535
NWS Holdings Ltd.	10,709	15,746
Orient Overseas International Ltd.	2,000	11,627
PCCW Ltd.	32,000	10,980
Power Assets Holdings Ltd.	9,000	66,546
Shangri-La Asia Ltd.	8,666	14,928
Sino Land Co., Ltd.	14,163	20,126
SJM Holdings Ltd.	10,000	16,228
Sun Hung Kai Properties Ltd.	9,043	113,010
Swire Pacific Ltd., Class A	5,000	60,243
The Bank of East Asia Ltd.	9,940	37,506
The Hong Kong & China Gas Co., Ltd.	30,230	69,994
The Link Real Estate Investment Trust	14,808	54,459
Wharf Holdings Ltd.	10,000	45,077
Wheelock & Co., Ltd.	7,000	17,309
Wing Hang Bank Ltd.	2,012	16,461
Yue Yuen Industrial Holdings Ltd.	7,000	22,090

		1,699,736

Ireland — 0.7%
Anglo Irish Bank Corp. Plc*~	3,146	0
CRH Plc*	4,411	87,324
Elan Corp. Plc*	3,335	46,231
Experian Plc	6,226	84,627
James Hardie Industries SE	3,154	21,988
Kerry Group Plc, Class A*	1,174	42,977
Ryanair Holdings Plc*	862	4,032
Shire Plc	3,552	123,446

		410,625

Israel — 0.6%
The Israel Corp. Ltd.	16	10,021
Bank Hapoalim BM	8,292	27,115
Bank Leumi Le-Israel BM	5,100	14,646
Bezeq Israeli Telecommunication Corp. Ltd.	7,500	13,763
Cellcom Israel Ltd.	400	6,710
Elbit Systems Ltd.	300	12,352
Israel Chemicals Ltd.	2,300	23,953
NICE Systems Ltd.*	400	13,748
Partner Communications Co., Ltd.	700	6,216

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Israel — (continued)
Teva Pharmaceutical Industries Ltd.	5,824	$235,098

		363,622

Italy — 2.1%
A2A SpA	1,615	1,513
Assicurazioni Generali SpA	7,293	109,477
Atlantia SpA	2,184	34,860
Autogrill SpA	1,200	11,665
Banca Carige SpA	3,770	7,202
Banca Monte dei Paschi di Siena SpA	33,709	10,948
Banco Popolare Societa Cooperative	7,862	10,143
Enel Green Power SpA	8,768	18,272
Enel SpA	42,514	172,468
ENI SpA	15,388	317,263
Exor SpA	457	9,162
Fiat Industrial SpA*	4,305	36,676
Fiat SpA	5,103	23,290
Finmeccanica SpA	2,436	8,970
Intesa Sanpaolo SpA	60,041	99,999
Intesa Sanpaolo SpA, RSP	5,114	6,343
Luxottica Group SpA	649	18,147
Mediaset SpA	2,266	6,250
Mediobanco SpA	2,550	14,636
Pirelli & C SpA	1,674	14,033
Prysmian SpA	913	11,281
Saipem SpA	1,703	72,043
Snam Rete Gas SpA	8,688	38,267
Telecom Italia SpA	58,827	62,878
Telecom Italia SpA, RSP	37,646	33,686
Terna Rete Elettrica Nasionale SpA	8,545	28,757
Unicredit SpA	7,920	65,325
Unione di Banche Italiane ScpA	6,094	24,874

		1,268,428

Japan — 21.4%
Advantest Corp.	1,200	11,396
Aeon Co., Ltd.*	4,100	56,163
Aeon Credit Service Co. Ltd.	700	11,030
Aeon Mall Co., Ltd.	500	10,607
Air Water, Inc.	1,000	12,692
Aisin Seiki Co., Ltd.	1,200	34,008
Ajinomoto Co., Inc.	4,000	48,018
Alfresa Holdings Corp.	200	8,418
All Nippon Airways Co., Ltd.	5,000	13,971
Amada Co., Ltd.	3,000	18,989
Aozora Bank Ltd.*	5,000	13,757
Asahi Breweries Ltd.	2,700	59,230
Asahi Glass Co., Ltd.	7,000	58,519
Asahi Kasei Corp.	7,000	42,186
ASICS Corp.	1,000	11,240
Astellas Pharma, Inc.	2,800	113,701
Benesse Corp.	400	19,337
Bridgestone Corp.	3,900	88,328
Brother Industries Ltd.	1,500	18,359
Canon, Inc.	7,200	316,853
Casio Computer Co., Ltd.	400	2,420

	Number of Shares	Value†

Japan — (continued)
Central Japan Railway Co.	9	$75,954
Chiyoda Corp.	2,000	20,306
Chubu Electric Power Co., Inc.	4,400	82,337
Chugai Pharmaceutical Co., Ltd.	1,800	29,670
Citizen Holdings Co., Ltd.	800	4,637
Cosmo Oil Co., Ltd.	6,000	16,748
Credit Saison Co., Ltd.	1,000	19,971
Dai Nippon Printing Co., Ltd.	3,000	28,799
Daicel Chemical Industries Ltd.	2,000	12,148
Daido Steel Co., Ltd.	2,000	12,486
Daihatsu Motor Co., Ltd.	1,000	17,783
Daiichi Sankyo Co., Ltd.	4,300	85,162
Daikin Industries Ltd.	1,300	35,486
Dainippon Sumitomo Pharma Co., Ltd.	1,400	15,933
Daito Trust Construction Co., Ltd.	400	34,251
Daiwa House Industry Co., Ltd.	3,000	35,864
Daiwa Securities Group, Inc.	9,000	27,984
Dena Co., Ltd.	700	20,970
Denki Kagaku Kogyo KK	4,000	14,740
Denso Corp.	2,900	79,665
Dentsu, Inc.	1,300	39,548
East Japan Railway Co.	2,200	140,224
Eisai Co., Ltd.	1,600	66,178
Electric Power Development Co., Ltd.	500	13,296
Elpida Memory, Inc.*	900	4,164
FamilyMart Co., Ltd.	500	20,191
Fanuc Ltd.	1,200	183,039
Fast Retailing Co., Ltd.	300	54,571
Fuji Electric Holdings Co., Ltd.	1,000	2,738
Fuji Heavy Industries Ltd.	4,000	23,991
FUJIFILM Holdings Corp.	2,800	66,054
Fujitsu Ltd.	12,000	62,219
Fukuoka Financial Group, Inc.	6,000	25,139
Furukawa Electric Co., Ltd.	4,000	9,178
Gree, Inc.	800	27,501
GS Yuasa Corp.	2,000	10,712
Gunma Bank Ltd.	3,000	16,448
Hakuhodo Dy Holdings Inc.	250	14,333
Hamamatsu Photonics KK	500	17,433
Hino Motors Ltd.	3,000	18,165
Hirose Electric Co., Ltd.	300	26,240
Hitachi Chemical Co., Ltd.	1,000	17,505
Hitachi Construction Machinery Co., Ltd.	1,000	16,775
Hitachi High-Technologies Corp.	500	10,831
Hitachi Ltd.	29,000	150,857
Hitachi Metals Ltd.	1,000	10,852
Hitamitsu Pharmaceutical Co., Ltd.	400	16,954
Hokkaido Electric Power Co., Inc.	900	12,793
Hokuhoku Financial Group, Inc.	9,000	17,500
Hokuriku Electric Power Co.	1,200	22,411
Honda Motor Co., Ltd.	10,400	316,793
Hoya Corp.	2,900	62,347
IBIDEN Co., Ltd.	500	9,844
Idemitsu Kosan Co., Ltd.	100	10,306
IHI Corp.	9,000	21,820

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
INPEX Holdings, Inc.	13	$81,851
Isetan Mitsukoshi Holdings Ltd.	2,500	26,118
Isuzu Motors Ltd.	8,000	36,828
ITOCHU Corp.	9,300	94,297
Itochu Techno-Solutions Corp.	300	13,457
J. Front Retailing Co., Ltd.	4,000	19,282
Japan Petroleum Exploration Co.	300	11,707
Japan Prime Realty Investment Corp.	5	11,750
Japan Real Estate Investment Corp.	3	23,357
Japan Retail Fund Investment Corp.	10	14,793
Japan Tobacco, Inc.	29	136,373
JFE Holdings, Inc.	2,900	52,432
JGC Corp.	1,000	24,009
Joyo Bank Ltd.	4,000	17,652
JS Group Corp.	1,800	34,499
JSR Corp.	900	16,587
JTEKT Corp.	1,500	14,660
Jupiter Telecommunications Co., Ltd.	12	12,146
JX Holdings, Inc.	13,890	83,821
Kajima Corp.	7,000	21,483
Kamigumi Co., Ltd.	1,000	8,631
Kaneka Corp.	2,000	10,613
Kansai Paint Co., Ltd.	2,000	17,813
Kao Corp.	3,200	87,315
Kawasaki Heavy Industries Ltd.	7,000	17,366
Kawasaki Kisen Kaisha Ltd.	4,000	7,203
KDDI Corp.	19	122,024
Keihin Electric Express Railway Co., Ltd.	4,000	35,923
Keio Corp.	3,000	21,160
Keisei Electric Railway Co., Ltd.	1,000	7,352
Keyence Corp.*	310	74,722
Kikkoman Corp.	1,000	11,470
Kintetsu Corp.	9,000	35,153
Kirin Holdings Co., Ltd.	5,000	60,754
Kobe Steel Ltd.*	18,000	27,819
Koito Manufacturing Co. Ltd.	1,000	13,978
Komatsu Ltd.	5,900	137,576
Konami Corp.	600	17,942
Konica Minolta Holdings, Inc.	3,000	22,307
Kubota Corp.	7,000	58,580
Kuraray Co., Ltd.	2,400	34,060
Kurita Water Industries Ltd.	800	20,766
Kyocera Corp.	900	72,174
Kyowa Hakko Kirin Co., Ltd.	2,000	24,414
Kyushu Electric Power Co., Inc.	2,800	40,109
Lawson, Inc.	400	24,922
Makita Corp.	700	22,583
Marubeni Corp.	11,000	66,955
Marui Group Co., Ltd.	600	4,664
Mazda Motor Corp.*	7,000	12,308
McDonald’s Holdings Co. (Japan), Ltd.	700	18,849
Medipal Holdings Corp.	1,000	10,441
MEIJI Holdings Co., Ltd.	500	20,708
Miraca Holdings, Inc.	400	15,947
Mitsubishi Chemical Holdings Corp.	7,500	41,103

	Number of Shares	Value†

Japan — (continued)
Mitsubishi Corp.	8,700	$175,346
Mitsubishi Electric Corp.	12,000	115,006
Mitsubishi Estate Co., Ltd.	8,000	119,291
Mitsubishi Gas Chemical Co., Inc.	3,000	16,635
Mitsubishi Heavy Industries Ltd.	18,000	76,450
Mitsubishi Logistics Corp.	1,000	11,074
Mitsubishi Materials Corp.	5,000	13,518
Mitsubishi Motors Corp.*	21,000	24,745
Mitsubishi Tanabe Pharma Corp.	1,000	15,798
Mitsubishi UFJ Financial Group, Inc.	81,100	343,335
Mitsubishi UFJ Lease & Finance Co., Ltd.	460	18,207
Mitsui & Co., Ltd.	10,800	167,392
Mitsui Chemicals, Inc.	5,000	15,182
Mitsui Fudosan Co., Ltd.	5,000	72,909
Mitsui OSK Lines Ltd.	6,000	23,135
Mizuho Financial Group, Inc.	140,580	190,361
MS&AD Insurance Group Holdings, Inc.	3,490	64,421
Murata Manufacturing Co., Ltd.	1,200	61,454
Nabtesco Corp.	700	12,733
Namco Bandai Holdings, Inc.	1,700	24,127
NEC Corp.*	18,000	36,430
NGK Insulators Ltd.	2,000	23,679
NGK Spark Plug Co., Ltd.	1,000	12,359
Nhk Spring Co., Ltd.	1,200	10,606
Nidec Corp.	700	60,778
Nikon Corp.	2,300	50,969
Nintendo Co., Ltd.	600	82,375
Nippon Building Fund, Inc.	3	24,552
Nippon Electric Glass Co., Ltd.	2,000	19,688
Nippon Express Co., Ltd.	5,000	19,437
Nippon Meat Packers, Inc.	1,000	12,391
Nippon Paper Group, Inc.	800	17,468
Nippon Sheet Glass Co., Ltd.	7,000	13,046
Nippon Steel Corp.	33,000	82,090
Nippon Telegraph & Telephone Corp.	3,100	157,821
Nippon Yusen KK	8,000	20,391
Nissan Motor Co., Ltd.	15,500	138,804
Nisshin Seifun Group, Inc.	1,500	18,159
Nisshin Steel Co., Ltd.	2,000	3,060
Nissin Food Products Co., Ltd.	200	7,842
Nitori Holdings Co., Ltd.	300	28,130
Nitto Denko Corp.	900	32,013
NKSJ Holdings, Inc.	2,625	51,350
NOK Corp.	1,000	17,059
Nomura Holdings, Inc.	21,500	64,731
Nomura Real Estate Holdings, Inc.	1,000	14,838
Nomura Real Estate Office Fund, Inc.	2	10,264
Nomura Research Institute Ltd.	1,000	22,560
NSK Ltd.	3,000	19,378
NTN Corp.	4,000	16,045
NTT Data Corp.	6	19,105
NTT DoCoMo, Inc.	99	181,766
Obayashi Corp.	4,000	17,786
Odakyu Electric Railway Co., Ltd.	4,000	38,670
Oji Paper Co., Ltd.	6,000	30,805

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Olympus Corp.	1,500	$19,717
OMRON Corp.	1,000	20,073
Ono Pharmaceutical Co., Ltd.	600	33,650
Oracle Corp. Japan	200	6,611
Oriental Land Co., Ltd.	300	31,672
ORIX Corp.	680	56,060
Osaka Gas Co., Ltd.	12,000	47,411
Otsuka Holdings Co., Ltd.	1,700	47,712
Panasonic Corp.	13,800	116,468
Rakuten, Inc.*	46	49,489
Resona Holdings, Inc.	12,500	55,025
Ricoh Co., Ltd.	5,000	43,492
Rinnai Corp.	300	21,481
Rohm Co., Ltd.	500	23,250
Sankyo Co., Ltd.	400	20,223
Sanrio Co., Ltd.	300	15,387
Santen Pharmaceutical Co., Ltd.	600	24,778
SBI Holdings, Inc.	101	7,374
Secom Co., Ltd.	1,400	64,378
Sega Sammy Holdings, Inc.	1,200	25,924
Seiko Epson Corp.	800	10,574
Sekisui Chemical Co., Ltd.	3,000	24,713
Sekisui House Ltd.	3,000	26,659
Seven & I Holdings Co., Ltd.	4,900	136,562
Seven Bank Ltd.	5,300	10,372
Sharp Corp.	7,000	61,019
Shikoku Electric Power Co., Inc.	1,300	37,294
Shimadzu Corp.	1,000	8,433
Shimamura Co., Ltd.	200	20,435
Shimano, Inc.	500	24,336
Shimizu Corp.	5,000	21,015
Shin-Etsu Chemical Co., Ltd.	2,500	122,800
Shinsei Bank Ltd.	2,000	2,068
Shionogi & Co., Ltd.	1,800	23,091
Shiseido Co., Ltd.	2,400	44,071
Showa Denko KK	9,000	18,164
Showa Shell Sekiyu KK	500	3,362
SMC Corp.	300	48,266
Softbank Corp.	5,400	158,588
Sojitz Corp.	9,400	14,518
Sony Corp.	6,300	113,595
Sony Financial Holdings, Inc.	1,200	17,698
Square Enix Holdings Co., Ltd.	1,000	19,599
Stanley Electric Co., Ltd.	1,300	19,051
SUMCO Corp.*	1,000	7,361
Sumitomo Chemical Co., Ltd.	9,000	32,677
Sumitomo Corp.	7,500	101,379
Sumitomo Electric Industries Ltd.	4,700	50,885
Sumitomo Heavy Industries Ltd.	3,000	17,509
Sumitomo Metal Industries Ltd.	22,000	39,898
Sumitomo Metal Mining Co., Ltd.	3,000	38,407
Sumitomo Mitsui Financial Group, Inc.	8,300	230,182
Sumitomo Mitsui Trust Holdings, Inc.	20,430	59,912
Sumitomo Realty & Development Co., Ltd.	2,000	34,944
Sumitomo Rubber Industries Ltd.	1,200	14,410

	Number of Shares	Value†

Japan — (continued)
Suruga Bank Ltd.	1,000	$8,925
Suzuken Co., Ltd.	400	11,076
Suzuki Motor Corp.	1,800	37,062
Sysmex Corp.	400	13,005
T&D Holdings, Inc.	3,900	36,313
Taisei Corp.	8,000	20,279
Taisho Pharmaceutical Holdings Co., Ltd.*	300	23,152
Taiyo Nippon Sanso Corp.	1,000	6,954
Takashimaya Co., Ltd.	1,000	7,203
Takeda Pharmaceutical Co., Ltd.	4,900	215,235
TDK Corp.	900	39,693
Teijin Ltd.	6,000	18,408
Terumo Corp.	1,100	51,711
The Bank of Kyoto Ltd.	3,000	25,793
The Bank of Yokohama Ltd.	7,000	33,026
The Chiba Bank Ltd.	4,000	25,717
The Chugoku Bank Ltd.	1,000	13,915
The Chugoku Electric Power Co., Inc.	2,100	36,796
The Dai-ichi Life Insurance Co., Ltd.	54	53,012
The Hachijuni Bank Ltd.	4,000	22,787
The Hiroshima Bank Ltd.	5,000	23,191
The Iyo Bank Ltd.	1,000	9,854
The Japan Steel Works Ltd.	1,000	6,937
The Kansai Electric Power Co., Inc.	4,800	73,734
The Nishi-Nippon City Bank Ltd.	7,000	20,079
The Shizuoka Bank Ltd.	4,000	42,081
THK Co., Ltd.	1,000	19,698
Tobu Railway Co., Ltd.	7,000	35,717
Toho Co., Ltd.	900	16,027
Toho Gas Co., Ltd.	3,000	19,102
Tohoku Electric Power Co., Inc.	2,500	24,019
Tokio Marine Holdings, Inc.	4,300	95,219
Tokyo Electric Power Co., Inc.*	7,100	17,039
Tokyo Electron Ltd.	1,100	55,734
Tokyo Gas Co., Ltd.	16,000	73,737
Tokyu Corp.	8,000	39,397
Tokyu Land Corp.	1,000	3,774
TonenGeneral Sekiyu KK	2,000	21,808
Toppan Printing Co., Ltd.	4,000	29,366
Toray Industries, Inc.	9,000	64,392
Toshiba Corp.	24,000	97,945
Tosoh Corp.	6,000	15,944
TOTO Ltd.	1,000	7,719
Toyo Seikan Kaisha Ltd.	1,000	13,609
Toyo Suisan Kaisha Ltd.	1,000	24,200
Toyoda Gosei Co., Ltd.	400	6,335
Toyota Industries Corp.	1,200	32,467
Toyota Motor Corp.	17,400	575,368
Toyota Tsusho Corp.	1,100	19,390
Trend Micro, Inc.*	500	14,910
Tsumura & Co.	200	5,896
Ube Industries Ltd.	7,000	19,133
Unicharm Corp.	600	29,583
Ushio, Inc.	700	10,061
USS Co., Ltd.	110	9,942

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
West Japan Railway Co.	1,000	$43,451
Yahoo! Japan Corp.	106	34,102
Yakult Honsha Co., Ltd.	600	18,863
Yamada Denki Co., Ltd.	540	36,784
Yamaguchi Financial Group, Inc.	1,000	9,529
Yamaha Corp.	300	2,740
Yamaha Motor Co., Ltd.	1,400	17,707
Yamato Holdings Co., Ltd.	2,800	47,126
Yamato Kogyo Co., Ltd.	300	8,586
Yamazaki Baking Co., Ltd.	1,000	13,139
Yaskawa Electric Corp.	2,000	16,937
Yokogawa Electric Corp.*	2,000	17,959

		12,973,850

Jersey — 0.1%
Randgold Resources Ltd.	592	60,525

Luxembourg — 0.4%
ArcelorMittal	5,612	101,972
Millicom International Cellular SA	489	48,851
SES SA	2,033	48,704
Tenaris SA	2,739	50,373

		249,900

Mexico — 0.0%
Fresnillo Plc	1,200	28,433

Netherlands — 5.1%
Aegon NV*	11,172	44,651
Akzo Nobel NV	1,485	71,561
ASML Holding NV	2,806	117,210
Corio NV	288	12,471
Delta Lloyd NV	772	12,934
European Aeronautic Defence & Sapce Co. NV	2,566	79,903
Fugro NV	490	28,364
Heineken Holdings NV	748	30,568
Heineken NV	1,679	77,644
ING Groep NV*	23,744	169,807
Koninklijke Ahold NV	7,594	102,068
Koninklijke Boskalis Westminster NV	430	15,749
Koninklijke DSM NV	913	42,200
Koninklijke KPN NV	9,600	114,597
Koninklijke Philips Electronics NV	6,613	138,752
Koninklijke Vopak NV	370	19,511
QIAGEN NV*	1,189	16,371
Randstad Holding NV	866	25,475
Reed Elsevier NV	4,449	51,766
Royal Dutch Shell Plc, A Shares	23,124	848,397
Royal Dutch Shell Plc, B Shares	17,030	647,780
SBM Offshore NV	1,230	25,213
TNT Express NV	1,885	14,039
Unilever NV	10,369	356,522
Wolters Kluwer NV	2,123	36,611

		3,100,164

New Zealand — 0.1%
Auckland International Airport Ltd.	6,300	12,339
Contact Energy Ltd.*	2,856	11,719

	Number of Shares	Value†

New Zealand — (continued)
Fletcher Building Ltd.	3,352	$16,007
Sky City Entertainment Group Ltd.	4,623	12,351
Telecom Corp. of New Zealand Ltd.	13,015	20,853

		73,269

Norway — 0.8%
Aker Solutions ASA	800	8,386
DnB NOR ASA	6,092	59,377
Gjensidige Forsikring ASA	1,418	16,413
Norsk Hydro ASA	6,555	30,259
Orkla ASA	5,338	39,750
StatoilHydro ASA	6,956	178,145
Telenor ASA	4,615	75,519
Yara International ASA	1,267	50,578

		458,427

Portugal — 0.2%
Banco Espirito Santo SA	3,884	6,764
Cimentos de Portugal, SGPS SA	2,109	14,486
Energias de Portugal SA	12,468	38,506
Galp Energia SGPS, SA, B Shares	1,326	19,482
Jeronimo Martins SGPS SA*	1,200	19,821
Portugal Telecom SGPS, SA	4,543	26,165

		125,224

Singapore — 1.5%
Ascendas Real Estate Investment Trust	15,000	21,180
CapitaLand Ltd.	14,000	23,826
Capitamall Trust Management Ltd.	14,700	19,247
CapitaMalls Asia Ltd.	7,000	6,096
City Developments Ltd.	3,000	20,560
ComfortDelGro Corp. Ltd.	14,000	15,276
DBS Group Holdings Ltd.	11,107	98,589
Fraser & Neave Ltd.	5,000	23,869
Global Logistic Properties Ltd.*	15,000	20,278
Golden Agri-Resources Ltd.	42,000	23,142
Hutchison Port Holdings Trust	26,100	16,182
Jardine Cycle & Carriage Ltd.	1,000	37,103
Keppel Corp. Ltd.	8,600	61,557
Keppel Land Ltd.	5,110	8,735
Olam International Ltd.	10,179	16,685
Oversea-Chinese Banking Corp. Ltd.	16,133	97,296
SembCorp Industries Ltd.	6,000	18,714
SembCorp Marine Ltd.	7,000	20,572
Singapore Airlines Ltd.	4,000	31,302
Singapore Exchange Ltd.	4,000	18,907
Singapore Press Holdings Ltd.	11,000	31,267
Singapore Technologies Engineering Ltd.	7,000	14,520
Singapore Telecommunications Ltd.	48,000	114,324
Starhub Ltd.	5,000	11,218
United Overseas Bank Ltd.	8,345	98,208
Uol Group Ltd.	4,000	12,321
Wilmar International Ltd.	13,000	50,115

		931,089

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Spain — 3.2%
Abertis Infraestructuras SA	2,542	$40,397
Acciona SA	126	10,829
Acerinox SA	263	3,362
ACS Actividades de Construccion y Servicios SA	740	21,849
Amadeus IT Holding SA	2,087	33,701
Banco Bilbao Vizcaya Argentaria, Chile SA	28,681	247,063
Banco de Sabadell SA	5,606	21,229
Banco de Valencia SA*	12	9
Banco Popular Espanol SA	6,876	31,230
Banco Santander SA	53,932	407,436
Bankia SA*	4,904	22,817
Bankinter SA	595	3,641
Criteria CaixaCorp SA	6,815	33,305
Distribuidora Internacional de Alimentacion SA*	3,038	13,677
EDP Renovaveis SA*	873	5,331
Enagas	797	14,715
Ferrovial SA	1,969	23,679
Fomento de Construcciones y Contratas SA	800	20,654
Gas Natural SDG SA	1,984	34,003
Grifols SA I-11 Shares*~	127	2,137
Grifols SA*	1,270	21,280
Iberdrola SA	24,487	152,956
Inditex SA	1,368	111,676
Indra Sistemas SA	203	2,574
Mapfre SA	5,533	17,501
Red Electrica de Espana SA	525	22,419
Repson YPF SA	5,162	157,932
Telefonica SA	26,012	448,138
Zardoya Otis SA	1,360	18,598

		1,944,138

Sweden — 2.9%
Alfa Laval AB	1,900	35,882
Assa Abloy AB, B Shares	1,775	44,385
Atlas Copco AB, A Shares	4,329	92,755
Atlas Copco AB, B Shares	2,290	43,350
Boliden AB	1,883	27,318
Electrolux AB, B Shares	1,462	23,230
Getinge AB, B Shares	1,453	36,742
Hennes & Mauritz AB, B Shares	6,348	203,644
Hexagon AB, B Shares	1,466	21,824
Holmen AB	500	14,319
Husqvarna AB, B Shares	2,834	13,012
Industrivarden AB	1,227	14,584
Investor AB, B Shares	3,046	56,652
Kinnevik Investment AB, B Shares	1,200	23,324
Lundin Petroleum AB*	1,393	34,118
Modern Times Group AB, B Shares	200	9,526
Nordea Bank AB	17,075	131,608
Ratos AB, B Shares	1,400	16,384
Sandvik AB	6,508	79,563
Scania AB, B Shares	1,700	25,094
Securitas AB, B Shares	1,200	10,322
Skandinaviska Enskilda Banken AB, A Shares	9,468	54,933

	Number of Shares	Value†

Sweden — (continued)
Skanska AB, B Shares	2,722	$44,926
SKF AB, B Shares	2,175	45,850
Ssab Svenskt Stal AB, A Shares	1,400	12,260
Svenska Cellulosa AB, B Shares	3,340	49,306
Svenska Handelsbanken AB, A Shares	3,276	85,850
Swedbank AB, A Shares	4,752	61,323
Swedish Match AB	1,200	42,508
Tele2 AB, B Shares	2,200	42,635
Telefonaktiebolaget LM Ericsson, B Shares	18,614	188,757
TeliaSonera AB	13,846	93,820
Volvo AB, B Shares	8,176	89,069

		1,768,873

Switzerland — 8.7%
ABB Ltd.*	14,063	264,191
Actelion Ltd.*	616	21,072
Adecco SA*	883	36,800
Aryzta AG	492	23,736
Baloise Holding AG	303	20,730
Barry Callebaut AG*	11	10,822
Compagnie Financiere Richemont SA	3,375	169,772
Credit Suisse Group AG*	7,052	165,286
GAM Holding Ltd.*	1,619	17,533
Geberit AG*	256	49,209
Givaudan SA*	52	49,412
Glencore International Plc	4,893	29,876
Holcim Ltd.*	1,558	83,049
Julius Baer Group Ltd.*	1,367	53,248
Kuehne & Nagel International AG	317	35,497
Lindt & Spruengli AG	1	33,359
Lindt & Spruengli AG, Participation Certificates	7	20,799
Lonza Group AG*	223	13,140
Nestle SA	20,981	1,204,803
Novartis AG	14,712	839,953
Pargesa Holding SA	223	14,567
Partners Group Holding AG	84	14,634
Roche Holding AG	4,434	749,871
Schindler Holding AG	145	16,801
Schindler Holding AG, Participation Certificates	341	39,638
SGS SA	35	57,727
Sika AG	15	28,204
Sonova Holding AG*	251	26,150
STMicroelectronics NV	3,129	18,523
Straumann Holding AG	19	3,272
Sulzer AG	151	16,079
Swiss Life Holding AG*	175	16,028
Swiss Re Ltd.	2,232	113,474
Swisscom AG	152	57,491
Syngenta AG	588	172,784
The Swatch Group AG	204	75,932
The Swatch Group AG, Registered Shares	282	18,701
UBS AG*	23,334	276,804
Xstrata Plc	12,803	194,926
Zurich Financial Services AG*	904	203,678

		5,257,571

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — 19.8%
3i Group Plc	4,517	$12,682
Admiral Group Plc	1,092	14,478
Aggreko Plc	1,801	56,354
AMEC Plc	1,738	24,477
Anglo American Plc	8,474	313,029
Antofagasta Plc	2,513	47,527
ARM Holdings Plc	8,680	80,120
Associated British Foods Plc	2,553	43,855
AstraZeneca Plc	8,409	388,426
Aviva Plc	16,969	78,928
Babcock International Group Plc	1,997	22,783
BAE Systems Plc	21,719	95,972
Balfour Beatty Plc	4,201	17,268
Barclays Plc	71,750	196,499
BG Group Plc	21,485	458,994
BHP Billiton Plc	13,576	396,901
BP Plc	120,033	855,023
British American Tobacco Plc	12,567	596,179
British Land Co. Plc	4,853	34,831
British Sky Broadcasting Group Plc	7,355	83,679
BT Group Plc	50,318	149,151
Bunzl Plc	1,814	24,891
Burberry Group Plc	2,636	48,469
Cairn Energy Plc*	8,224	33,811
Carnival Plc	1,274	41,993
Centrica Plc	33,554	150,707
Cobham Plc	8,466	24,106
Compass Group Plc	12,038	114,225
Diageo Plc	15,942	348,332
Essar Energy Plc*	1,915	5,101
Eurasian Natural Resources Corp.	1,476	14,557
G4S Plc	8,409	35,495
GKN Plc	10,137	28,786
GlaxoSmithKline Plc	32,313	736,276
Hammerson Plc	5,215	29,121
HSBC Holdings Plc	112,275	857,106
ICAP Plc	3,290	17,721
Imperial Tobacco Group Plc	6,275	237,447
Inmarsat Plc	3,494	21,882
Intercontinental Hotels Group Plc	2,014	36,211
International Consolidated Airlines Group SA*	3,469	7,779
International Consolidated Airlines Group SA	2,764	6,315
International Power Plc	10,295	53,832
Intertek Group Plc	932	29,431
Invensys Plc	4,412	14,428
Investec Plc	2,501	13,162
ITV Plc	22,089	23,335
J. Sainsbury Plc	6,814	32,036
Johnson Matthey Plc	1,505	42,880
Kazakhmys Plc	1,454	20,994
Kingfisher Plc	14,448	56,144
Land Securities Group Plc	4,898	48,308
Legal & General Group Plc	37,514	59,950
Liberty International Plc	3,734	18,092
Lloyds Banking Group Plc*	272,213	109,342

	Number of Shares	Value†

United Kingdom — (continued)
London Stock Exchange Group Plc	1,386	$17,045
Lonmin Plc	1,129	17,202
Man Group Plc	8,839	17,250
Marks & Spencer Group Plc	10,596	51,176
Meggitt Plc	4,864	26,624
National Grid Plc	22,533	217,797
Next Plc	1,167	49,509
Old Mutual Plc	35,151	73,934
Pearson Plc	5,413	101,594
Petrofac Ltd.	1,394	31,177
Prudential Plc	16,544	163,688
Reckitt Benckiser Group Plc	3,879	191,311
Reed Elsevier Plc	8,010	64,481
Rexam Plc	6,154	33,679
Rio Tinto Plc	9,033	441,227
Rolls-Royce Holdings Plc*	11,288	130,693
Rolls-Royce Holdings Preference C Shares~	778,872	1,210
Royal Bank of Scotland Group Plc*	94,653	29,835
RSA Insurance Group Plc	18,562	30,303
SABMiller Plc	5,911	207,809
Schroders Plc	460	9,379
Scottish & Southern Energy Plc	6,142	122,945
Segro Plc	3,302	10,692
Serco Group Plc	2,287	16,827
Severn Trent Plc	1,659	38,498
Smith & Nephew Plc	5,964	57,879
Smiths Group Plc	2,700	38,318
Standard Chartered Plc	15,226	333,028
Standard Life Plc	15,971	51,171
Subsea 7 SA*	1,946	35,923
Tate & Lyle Plc	2,925	31,977
Tesco Plc	51,317	321,080
The Capita Group Plc	4,147	40,440
The Sage Group Plc	9,331	42,636
The Weir Group Plc	1,436	45,325
TUI Travel Plc	1,257	3,242
Tullow Oil Plc	5,873	127,609
Unilever Plc	8,012	268,673
United Utilities Group Plc	4,841	45,520
Vedanta Resources Plc	511	8,062
Vodafone Group Plc	323,055	900,705
Whitbread Plc	1,256	30,494
WM Morrison Supermarkets Plc	14,652	74,109
Wolseley Plc	2,000	66,150
WPP Group Plc	8,141	85,376

		12,013,023

United States — 0.3%
Synthes, Inc.	416	69,630
Transocean Ltd.	2,097	80,504

		150,134

TOTAL COMMON STOCKS (Cost $62,732,664)		59,602,246

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Developed International Index Fund

	Number of Shares	Value†
PREFERRED STOCKS — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG	500	$23,607
Henkel AG & Co. KGaA	1,172	67,564
Porsche Automobil Holding SE	1,202	64,169
ProSiebenSat.1 Media AG	587	10,695
RWE AG NV	206	6,777
Volkswagen AG	912	136,354

TOTAL PREFERRED STOCKS (Cost $297,196)		309,166

WARRANTS — 0.0%
Belgium — 0.0%
Anheuser-Busch InBev NV*	256	0

France — 0.0%
Neopost SA*	268	0

TOTAL WARRANTS (Cost $0)		0

SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $732,810)	732,810	732,810

TOTAL INVESTMENTS — 100.0% (Cost $63,762,670)		$60,644,222

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2011 is $3,347.
§	Restricted security.

Oyj — Julkinen Osakeyhtiö (Finnish: public limited company)

Plc — Public Limited Company.

PPS — Partially Protected Shares.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.2%	$104,370
Aerospace & Defense	0.5%	300,832
Agriculture	1.8%	1,085,764
Airlines	0.2%	106,811
Apparel	0.3%	203,615
Auto Manufacturers	3.1%	1,851,172
Auto Parts & Equipment	0.9%	561,665
Banks	12.6%	7,530,560
Beverages	2.2%	1,320,107
Biotechnology	0.3%	151,837
Building Materials	1.1%	678,176
Chemicals	3.7%	2,175,762
Commercial Services	1.5%	864,896
Computers	0.3%	195,758
Cosmetics & Personal Care	0.6%	352,743
Distribution & Wholesale	1.4%	812,550
Diversified	—%	21,180

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Diversified Financial Services	1.0%	$618,027
Diversified Operations	0.2%	131,791
Electric	3.4%	2,031,048
Electrical Components & Equipment	1.0%	604,869
Electronics	1.2%	707,073
Energy-Alternate Sources	0.1%	31,728
Engineering & Construction	1.4%	852,557
Entertainment	0.2%	146,511
Environmental Control	—%	20,766
Food	5.9%	3,486,315
Food Service	0.2%	114,225
Forest Products & Paper	0.3%	168,468
Gas	0.8%	447,936
Hand & Machine Tools	0.4%	229,287
Healthcare Products	0.9%	522,303
Healthcare Services	0.2%	141,299
Holding Companies	0.9%	558,839
Home Builders	0.2%	87,236
Home Furnishings	0.5%	314,312
Hotels & Resorts	0.1%	61,536
Household Products & Wares	0.4%	260,272
Industrial	0.2%	130,693
Insurance	4.4%	2,629,718
Internet	0.3%	164,816
Investment Companies	0.3%	195,968
Iron & Steel	0.8%	479,528
Leisure Time	0.2%	115,942
Lodging	0.4%	220,778
Machinery - Construction & Mining	0.5%	290,456
Machinery - Diversified	1.1%	668,926
Media	1.3%	759,399
Metal Fabricate/Hardware	0.5%	276,310
Mining	4.8%	2,888,098
Miscellaneous Manufacturing	1.3%	796,548
Mixed Industrial/Office	0.6%	361,984
Office & Business Equipment	0.7%	388,942
Oil & Gas	8.6%	5,110,008
Oil & Gas Services	0.5%	268,313
Packaging and Containers	0.2%	100,049
Pharmaceuticals	8.2%	4,894,018
Real Estate	1.4%	846,117
Real Estate Investment Trusts	0.5%	271,631
Retail	2.6%	1,533,011
Semiconductors	0.6%	371,058
Shipbuilding	0.1%	33,870
Software	0.8%	481,367
Storage & Warehousing	—%	11,074
Strip Centers	0.3%	176,336
Telecommunications	6.5%	3,896,985
Textiles	0.2%	116,860
Toys, Games & Hobbies	0.2%	121,889
Transportation	1.7%	1,016,349
Venture Capital	—%	12,682
Water	0.2%	118,327

	100.0%	$59,602,246

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Developed International Index Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$5,151,333	$16,768	$5,134,565	$—
Austria	127,564	—	127,564	—
Belgium	573,678	—	573,678	—
Bermuda	66,298	—	66,298	—
Cayman Islands	19,971	—	19,971	—
China	65,753	—	65,753	—
Denmark	630,805	—	630,805	—
Finland	515,570	—	515,570	—
France	5,089,815	—	5,089,815	—
Germany	4,400,788	—	4,400,788	—
Greece	50,174	25,157	25,017	—
Guernsey	33,466	—	33,466	—
Hong Kong	1,699,736	—	1,699,736	—
Ireland	410,625	—	410,625	—
Israel	363,622	—	363,622	—
Italy	1,268,428	—	1,268,428	—
Japan	12,973,850	23,152	12,950,698	—
Jersey	60,525	—	60,525	—
Luxembourg	249,900	—	249,900	—
Mexico	28,433	—	28,433	—
Netherlands	3,100,164	—	3,100,164	—
New Zealand	73,269	—	73,269	—
Norway	458,427	—	458,427	—
Portugal	125,224	26,165	99,059	—
Singapore	931,089	16,182	914,907	—
Spain	1,944,138	22,817	1,921,321	—
Sweden	1,768,873	—	1,768,873	—
Switzerland	5,257,571	—	5,257,571	—
United Kingdom	12,013,023	—	12,011,813	1,210
United States	150,134	80,504	69,630	—
PREFERRED STOCKS	309,166	—	309,166	—
WARRANTS	—	—	—	—
SHORT-TERM INVESTMENTS	732,810	732,810	—	—

TOTAL INVESTMENTS	$60,644,222	$943,555	$59,699,457	$1,210

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2010	$—
Purchases	1,239
Change in Appreciation/(Depreciation)	(29)

Balance as of 12/31/2011	$1,210

It is the Fund’s policy to recognize transfers in and transfers in and transfers out at the fair value as of the beginning of period.

$57,948,888 was transferred from Level 1 into Level 2 at 12/31/11 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. The Fund did not have any transfers in and transfers out of level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

International Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 99.7%
Australia — 4.8%
Coca-Cola Amatil Ltd.	442,056	$5,193,932
Newcrest Mining Ltd.	89,956	2,741,414
QBE Insurance Group Ltd.	107,489	1,422,549
Woolworths Ltd.	214,159	5,497,103

		14,854,998

Belgium — 2.4%
Anheuser-Busch InBev NV	120,244	7,338,868

Brazil — 8.7%
AES Tiete SA (Preference)	181,961	2,622,228
CETIP SA - Balcao Organizado de Ativos e Derivativos	164,275	2,373,521
CIA de Bebidas das Americas ADR	165,230	5,963,151
Cia Energetica de Minas Gerais	131,214	2,334,297
CPFL Energia SA	175,100	2,442,623
Itau Unibanco Holding SA Preferred ADR	56,200	1,043,072
Redecard SA	316,939	4,959,898
Souza Cruz SA	428,870	5,267,611

		27,006,401

Canada — 5.6%
Canadian National Railway Co.	58,994	4,641,344
Canadian Natural Resources Ltd.	145,728	5,457,201
Goldcorp, Inc.	87,589	3,887,017
Valeant Pharmaceuticals International, Inc.	68,900	3,223,336

		17,208,898

Cayman Islands — 0.4%
Wynn Macau Ltd.	444,800	1,110,382

China — 0.7%
Baidu, Inc. ADR*	20,138	2,345,473

Colombia — 0.1%
Ecopetrol SA	4,268	190,012

Denmark — 3.7%
Novo Nordisk A/S, B Shares	99,839	11,469,826

France — 6.7%
BioMerieux	27,303	1,948,665
Bureau Veritas SA	56,757	4,122,558
Cie Generale d’Optique Essilor International SA	90,156	6,355,225
Hermes International	10,484	3,116,060
Pernod-Ricard SA	57,321	5,305,557

		20,848,065

India — 8.9%
HDFC Bank Ltd.	998,295	8,028,545
HDFC Bank Ltd. ADR	10,729	281,958
Housing Development Finance Corp.	633,010	7,763,246
ITC Ltd.	1,946,174	7,370,403
Nestle India Ltd.	34,248	2,638,978
Tata Consultancy Services Ltd.	64,700	1,411,792

		27,494,922

	Number of Shares	Value†

Ireland — 2.5%
Covidien Plc	170,119	$7,657,056

Japan — 3.4%
Daito Trust Construction Co., Ltd.	38,100	3,262,375
Nitori Holdings Co., Ltd.	76,200	7,145,101

		10,407,476

Luxembourg — 0.2%
L’occitane International SA	391,715	785,536

Mexico — 1.5%
Fresnillo Plc	135,118	3,201,554
Wal-Mart de Mexico S.A.B de C.V., Series V	578,900	1,588,846

		4,790,400

Netherlands — 8.3%
Core Laboratories NV	81,837	9,325,326
Royal Dutch Shell Plc	137,413	5,008,808
Unilever NV	332,301	11,425,662

		25,759,796

Singapore — 1.0%
Oversea-Chinese Banking Corp. Ltd.	505,300	3,047,389

Sweden — 0.4%
Indutrade AB	41,806	1,110,414

Switzerland — 9.3%
Compagnie Financiere Richemont SA	48,265	2,427,860
Kuehne & Nagel International AG	32,058	3,589,826
Lindt & Spruengli AG, Participation Certificates	645	1,916,503
Nestle SA	246,710	14,166,958
Novartis AG	119,549	6,825,421

		28,926,568

United Kingdom — 24.0%
Admiral Group Plc	114,387	1,516,524
British American Tobacco Plc	485,177	23,016,805
Bunzl Plc	202,439	2,777,753
Diageo Plc	406,639	8,885,032
Domino’s Pizza UK & IRL Plc	575,064	3,593,738
GlaxoSmithKline Plc	73,896	1,683,776
Imperial Tobacco Group Plc	385,246	14,577,799
Reckitt Benckiser Group Plc	61,541	3,035,180
Rolls-Royce Holdings Plc*	184,039	2,130,817
Rolls-Royce Holdings Preference C Shares~	12,698,691	19,721
SABMiller Plc	180,401	6,342,231
Tesco Plc	1,085,353	6,790,827

		74,370,203

United States — 7.1%
Philip Morris International, Inc.	278,546	21,860,290

TOTAL COMMON STOCKS (Cost $247,925,558)		308,582,973

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

International Equity Fund

	Number of Shares	Value†
WARRANTS — 0.2%
Algeria — 0.2%
Housing Development Finance Corp.* Expires 09/29/14 (Cost $749,657)	52,100	$634,015

SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $272,333)	272,333	272,333

TOTAL INVESTMENTS — 100.0% (Cost $248,947,548)		$309,489,321

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2011 is $19,721.

ADR — American Depository Receipt.

Plc — Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Aerospace & Defense	—%	$19,721
Agriculture	23.4%	72,092,908
Apparel	1.0%	3,116,060
Banks	4.0%	12,400,964
Beverages	12.6%	39,028,771
Commercial Services	2.2%	6,900,311
Computers	0.5%	1,411,792
Cosmetics & Personal Care	0.3%	785,536
Diversified Financial Services	4.9%	15,096,665
Electric	2.4%	7,399,148
Food	13.7%	42,436,031
Healthcare Products	4.5%	14,012,281
Healthcare Services	0.6%	1,948,665
Household Products & Wares	1.0%	3,035,180
Industrial	2.3%	7,128,248
Insurance	0.9%	2,939,073
Internet	0.8%	2,345,473
Lodging	0.4%	1,110,382
Mining	1.9%	5,942,968
Oil & Gas	3.5%	10,656,021
Oil & Gas Services	3.0%	9,325,326
Pharmaceuticals	7.5%	23,202,359
Real Estate	1.1%	3,262,375
Retail	4.8%	14,755,545
Transportation	2.7%	8,231,170

	100.0%	$308,582,973

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$14,854,998	$—	$14,854,998	$—
Belgium	7,338,868	—	7,338,868	—
Brazil	27,006,401	27,006,401	—	—
Canada	17,208,898	17,208,898	—	—
Cayman Islands	1,110,382	—	1,110,382	—
China	2,345,473	2,345,473	—	—
Colombia	190,012	190,012	—	—
Denmark	11,469,826	—	11,469,826	—
France	20,848,065	—	20,848,065	—
India	27,494,922	281,958	27,212,964	—
Ireland	7,657,056	7,657,056	—	—
Japan	10,407,476	—	10,407,476	—
Luxembourg	785,536	—	785,536	—
Mexico	4,790,400	1,588,846	3,201,554	—
Netherlands	25,759,796	9,325,326	16,434,470	—
Singapore	3,047,389	—	3,047,389	—
Sweden	1,110,414	—	1,110,414	—
Switzerland	28,926,568	—	28,926,568	—
United Kingdom	74,370,203	—	74,350,482	19,721
United States	21,860,290	21,860,290	—	—
WARRANTS	634,015	—	634,015	—
SHORT-TERM INVESTMENTS	272,333	272,333	—	—

TOTAL INVESTMENTS	$309,489,321	$87,736,593	$221,733,007	$19,721

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2010	$—
Purchases	20,207
Change in Appreciation/(Depreciation)	(486)

Balance as of 12/31/2011	$19,721

It is the Fund’s policy to recognize transfers in and transfers in and transfers out at the fair value as of the beginning of period.

$159,093,068 was transferred from Level 1 into Level 2 at 12/31/11 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. The Fund did not have any transfers in and transfers out of level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 97.1%
Argentina — 0.2%
Banco Macro SA ADR	11,120	$216,840

Brazil — 9.6%
Banco do Brasil SA	19,300	245,227
BRF - Brasil Foods SA	83,800	1,636,240
BRF - Brasil Foods SA ADR	2,600	50,830
CIA de Bebidas das Americas ADR	51,300	1,851,417
Cielo SA	27,400	708,045
Itau Unibanco Holding SA (Preference)	12,400	225,962
Itau Unibanco Holding SA Preferred ADR	87,498	1,623,963
MRV Engenharia e Participacoes SA	50,100	287,398
PDG Realty SA Empreendimentos e Participacoes	162,300	513,374
Petroleo Brasileiro SA	5,910	72,875
Petroleo Brasileiro SA (Preference)	31,600	364,071
Petroleo Brasileiro SA ADR	32,500	763,425
Petroleo Brasileiro SA ADR	37,200	924,420
Ultrapar Participacoes SA	37,300	640,114
Vale SA ADR	17,600	377,520
Vale SA Preferred ADR	61,300	1,262,780

		11,547,661

Chile — 2.6%
Banco Santander Chile ADR	8,300	628,310
Cencosud SA	113,309	655,927
Empresa Nacional de Electricidad SA	290,865	428,918
Empresa Nacional de Electricidad SA ADR	1,500	66,525
Enersis SA	51,198	17,998
Enersis SA ADR	40,000	705,200
S.A.C.I. Falabella	87,793	682,588

		3,185,466

China — 8.3%
Baidu, Inc. ADR*	6,800	791,996
China Construction Bank Corp., Class H	2,085,930	1,448,909
China Life Insurance Co. Ltd., Class H	184,000	453,477
China Minsheng Banking Corp. Ltd., Class H	342,500	295,803
China Pacific Insurance Group Co. Ltd., Class H	339,800	964,094
China Telecom Corp. Ltd., Class H	1,610,000	915,747
China ZhengTong Auto Services Holdings Ltd.*	389,000	380,117
Hengan International Group Co. Ltd.	95,000	885,709
Ping An Insurance Group Co. of China Ltd., Class H	109,500	718,405
Shanghai Pharmaceuticals Holding Co. Ltd., Class H*	211,400	341,824
Tencent Holdings Ltd.	72,600	1,453,697
Want Want China Holdings Ltd.	663,000	660,402
Yanzhou Coal Mining Co. Ltd., Class H	322,000	683,698

		9,993,878

Cyprus — 0.3%
Eurasia Drilling Co. Ltd. GDR	16,510	387,985

	Number of Shares	Value†

Czech Republic — 1.3%
CEZ AS	28,700	$1,141,806
Telefonica O2 Czech Republic AS	24,200	469,064

		1,610,870

Egypt — 1.0%
Commercial International Bank Egypt SAE	161,091	500,974
Juhayna Food Industries*	382,997	249,566
Telecom Egypt Co.	225,512	496,190

		1,246,730

Hong Kong — 3.2%
Belle International Holdings Ltd.	490,000	851,262
China Mengniu Dairy Co. Ltd.	285,000	665,619
China Resources Enterprise Ltd.	60,000	205,374
China Resources Power Holdings Co. Ltd.	582,200	1,120,967
Chow Tai Fook Jewellery Group Ltd.*@	316,400	567,081
GCL-Poly Energy Holdings Ltd.	1,437,000	398,981

		3,809,284

Hungary — 0.8%
Richter Gedeon Nyrt	6,630	930,509

India — 6.8%
Asian Paints Ltd.	9,258	451,902
Dr. Reddy’s Laboratories Ltd.	26,067	772,544
GAIL India Ltd.*	47,545	343,147
Glenmark Pharmaceuticals Ltd.*	102,294	564,940
HDFC Bank Ltd.	129,552	1,041,891
HDFC Bank Ltd. ADR	3,730	98,024
IndusInd Bank Ltd.	109,946	466,956
ITC Ltd.	184,460	698,573
ITC Ltd. GDR	67,502	255,873
Jindal Steel & Power Ltd.*	47,895	407,968
Larsen & Toubro Ltd.*	20,060	375,221
Mahindra & Mahindra Ltd.	46,967	602,301
Reliance Industries Ltd.	25,394	330,806
Tata Consultancy Services Ltd.	55,160	1,203,624
Tata Steel Ltd.	87,809	553,408

		8,167,178

Indonesia — 5.9%
Astra International Tbk PT	162,000	1,320,153
Bank Central Asia Tbk PT	1,109,500	977,172
Bank Mandiri Tbk PT	1,197,500	889,971
Indofood Sukses Makmur Tbk PT	1,215,000	615,731
Indosat Tbk PT	1,271,000	790,791
Kalbe Farma Tbk PT	1,213,500	454,704
Lippo Karawaci Tbk PT	13,316,500	968,181
Telekomunikasi Indonesia Tbk PT	1,464,000	1,135,448

		7,152,151

Japan — 0.5%
Nexon Co. Ltd.*	41,500	596,862

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Lebanon — 0.6%
Banque Audi sal- Audi Saradar Group GDR	57,779	$358,230
BLOM Bank SAL GDR	46,088	336,903

		695,133

Malaysia — 3.2%
AirAsia BHD	525,600	624,486
Axiata Group BHD	1,058,400	1,716,265
CIMB Group Holdings BHD	327,600	768,181
Sime Darby BHD	257,200	746,186

		3,855,118

Mexico — 3.4%
America Movil S.A.B. de C.V., Series L ADR	39,500	892,700
Fomento Economico Mexicano S.A.B. de C.V. ADR	24,400	1,700,924
Grupo Televisa SA ADR	30,200	636,012
Mexichem S.A.B. de C.V.	108,900	341,027
Wal-Mart de Mexico S.A.B. de C.V., Series V	179,700	493,204

		4,063,867

Peru — 1.6%
Cia de Minas Buenaventura SA ADR	23,000	881,820
Credicorp Ltd.	9,410	1,030,113

		1,911,933

Philippines — 4.3%
Ayala Corp.	107,338	761,726
Metro Pacific Investments Corp.	13,222,000	1,104,271
Metropolitan Bank & Trust	784,302	1,217,475
Philippine Long Distance Telephone Co.	18,920	1,098,628
SM Investments Corp.	77,040	1,025,344

		5,207,444

Poland — 1.0%
Telekomunikacja Polska SA	254,589	1,268,883

Portugal — 1.3%
Jeronimo Martins SGPS SA*	95,212	1,572,651

Qatar — 0.5%
Industries Qatar QSC	17,100	625,462

Russia — 3.2%
Lukoil OAO ADR	40,998	2,181,094
Rosneft Oil Co. OJSC GDR	178,408	1,177,493
Tatneft ADR	17,224	509,830

		3,868,417

South Africa — 4.0%
AVI Ltd.	174,411	857,717
Clicks Group Ltd.	152,700	874,426
Naspers Ltd., N Shares	39,860	1,741,145
Pick n Pay Stores Ltd.	127,809	736,933
Sasol Ltd.	13,100	623,599

		4,833,820

	Number of Shares	Value†

South Korea — 16.1%
Cheil Industries, Inc.*	6,978	$612,789
Cheil Worldwide, Inc.*	18,680	307,583
Doosan Heavy Industries & Construction Co. Ltd.*	8,716	493,835
Hyundai Engineering & Construction Co. Ltd.*	12,518	766,655
Hyundai Heavy Industries Co. Ltd.*	2,108	471,327
Hyundai Mobis*	3,519	894,079
Hyundai Motor Co.*	10,184	1,886,359
Hyundai Steel Co.*	7,786	647,800
KB Financial Group, Inc.*	20,340	640,922
Korea Aerospace Industries Ltd.*	20,540	706,336
Korea Kumho Petrochemical Co.*	2,706	394,138
Korean Air Lines Co. Ltd.*	14,794	559,886
LG Chem Ltd.*	3,929	1,083,446
LG Household & Health Care Ltd.*	800	338,592
Mando Corp.*	3,251	582,430
NCSoft Corp.*	2,320	620,191
NHN Corp.*	2,947	540,112
Samsung Electronics Co. Ltd.	4,105	3,775,935
Samsung Electronics Co. Ltd. (Preference)	1,284	744,160
Samsung Fire & Marine Insurance Co. Ltd.	3,582	656,867
Samsung Heavy Industries Co. Ltd.*	10,700	259,937
Shinhan Financial Group Co. Ltd.*	26,858	928,756
SK C&C Co. Ltd.*	3,112	316,368
SK Innovation Co. Ltd.*	3,170	391,396
SSCP Co. Ltd.*	17,100	65,673
Woongjin Coway Co. Ltd.*	20,830	663,297

		19,348,869

Switzerland — 0.5%
The Swatch Group AG	1,539	572,842

Taiwan — 6.0%
Asustek Computer, Inc.	88,088	625,919
Catcher Technology Co. Ltd.	65,000	301,041
China Steel Corp.	7,627	7,250
Formosa Plastics Corp.	170,000	453,163
Foxconn Technology Co. Ltd.	1,000	3,187
Fubon Financial Holding Co. Ltd.	428,632	452,809
Hon Hai Precision Industry Co. Ltd.	405,509	1,108,960
HTC Corp.	29,543	484,232
Largan Precision Co. Ltd.	14,000	261,376
Lung Yen Life Service Corp.	78,000	227,991
MStar Semiconductor Inc.	60,000	312,571
Taiwan Cement Corp.	399,000	460,498
Taiwan Semiconductor Manufacturing Co. Ltd.	542,769	1,356,162
Uni-President Enterprises Corp.	580,724	847,395
Yuanta Financial Holding Co. Ltd.*	611,000	311,401

		7,213,955

Thailand — 3.8%
Banpu PCL NVDR	43,800	756,592
Kasikornbank PCL	54,700	215,464
Kasikornbank PCL NVDR	214,500	827,765
Land and Houses PCL NVDR	4,428,600	861,572

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Thailand — (continued)
PTT PCL	58,600	$590,643
PTT PCL NVDR	15,700	157,956
Siam Cement PCL NVDR	77,500	767,375
Thai Airways International PCL	362,700	229,921
Thai Airways International PCL NVDR	304,300	192,553

		4,599,841

Turkey — 3.1%
Anadolu Efes Biracilik Ve Malt Sanayii AS	112,887	1,357,446
Coca-Cola Icecek AS	40,275	479,765
Turk Telekomunikasyon AS	182,100	673,954
Turkiye Garanti Bankasi AS	404,050	1,256,138

		3,767,303

United Kingdom — 1.3%
SABMiller Plc	44,963	1,573,583

United States — 2.7%
Central European Distribution Corp.*	39,392	172,340
Mead Johnson Nutrition Co.	16,314	1,121,261
Samsonite International SA*	430,200	674,663
Yum! Brands, Inc.	20,984	1,238,266

		3,206,530

TOTAL COMMON STOCKS (Cost $111,512,803)		117,031,065

EXCHANGE TRADED FUNDS — 0.8%
Brazil — 0.8%
Telefonica Brasil SA ADR (Cost $589,567)	33,135	905,580

SHORT-TERM INVESTMENTS — 2.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,553,432)	2,553,432	2,553,432

TOTAL INVESTMENTS — 100.0% (Cost $114,655,802)		$120,490,077

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

ADR — American Depository Receipt.

GDR — Global Depository Receipt.

NVDR — Non Voting Depositary Receipt.

OJSC — Open Joint Stock Company.

PCL — Public Company Limited.

Plc — Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.3%	$307,583
Aerospace & Defense	0.6%	706,336
Agriculture	0.8%	954,446
Airlines	1.4%	1,606,846
Auto Manufacturers	2.1%	2,488,660
Auto Parts & Equipment	1.3%	1,476,509
Banks	12.5%	14,670,271
Beverages	6.1%	7,135,475
Building Materials	0.4%	460,498
Chemicals	3.1%	3,660,787
Coal	1.2%	1,440,290
Commercial Services	0.8%	936,036
Computers	2.2%	2,633,330
Cosmetics & Personal Care	0.3%	338,592
Diversified Financial Services	2.0%	2,333,888
Electric	3.0%	3,481,414
Electronics	0.9%	1,108,960
Energy-Alternate Sources	0.3%	398,981
Engineering & Construction	1.0%	1,141,876
Environmental Control	0.6%	663,297
Food	5.9%	6,954,361
Gas	0.3%	343,147
Healthcare Products	0.8%	885,709
Holding Companies	2.8%	3,338,378
Home Builders	1.0%	1,148,970
Household Products & Wares	0.6%	674,663
Insurance	2.4%	2,792,843
Internet	2.9%	3,405,996
Iron & Steel	1.4%	1,616,426
Machinery - Diversified	0.4%	493,835
Media	2.0%	2,377,157
Metal Fabricate/Hardware	0.3%	301,041
Mining	2.2%	2,522,120
Miscellaneous Manufacturing	1.1%	1,268,303
Oil & Gas	6.9%	8,087,608
Oil & Gas Services	0.3%	387,985
Pharmaceuticals	3.3%	3,843,958
Real Estate	1.3%	1,481,555
Retail	7.8%	9,084,040
Semiconductors	5.3%	6,188,828
Shipbuilding	0.6%	731,264
Software	0.5%	596,862
Telecommunications	8.1%	9,457,670
Water	0.9%	1,104,271

	100.0%	$117,031,065

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Emerging Markets Equity Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Argentina	$216,840	$216,840	$—	$—
Brazil	11,547,661	11,547,661	—	—
Chile	3,185,466	3,185,466	—	—
China	9,993,878	791,996	9,201,882	—
Cyprus	387,985	387,985	—	—
Czech Republic	1,610,870	1,141,806	469,064	—
Egypt	1,246,730	—	1,246,730	—
Hong Kong	3,809,284	567,081	3,242,203	—
Hungary	930,509	—	930,509	—
India	8,167,178	353,897	7,813,281	—
Indonesia	7,152,151	—	7,152,151	—
Japan	596,862	596,862	—	—
Lebanon	695,133	695,133	—	—
Malaysia	3,855,118	—	3,855,118	—
Mexico	4,063,867	4,063,867	—	—
Peru	1,911,933	1,911,933	—	—
Philippines	5,207,444	—	5,207,444	—
Poland	1,268,883	—	1,268,883	—
Portugal	1,572,651	—	1,572,651	—
Qatar	625,462	—	625,462	—
Russia	3,868,417	3,868,417	—	—
South Africa	4,833,820	—	4,833,820	—
South Korea	19,348,869	640,922	18,707,947	—
Switzerland	572,842	—	572,842	—
Taiwan	7,213,955	—	7,213,955	—
Thailand	4,599,841	820,564	3,779,277	—
Turkey	3,767,303	—	3,767,303	—
United Kingdom	1,573,583	—	1,573,583	—
United States	3,206,530	3,206,530	—	—
EXCHANGE TRADED FUNDS	905,580	905,580	—	—
SHORT-TERM INVESTMENTS	2,553,432	2,553,432	—	—

TOTAL INVESTMENTS	$120,490,077	$37,455,972	$83,034,105	$—

It is the Fund’s policy to recognize transfers in and transfers in and transfers out at the fair value as of the beginning of period.

$64,874,433 was transferred from Level 1 into Level 2 at 12/31/11 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. The Fund did not have any transfers in and transfers out of level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Real Estate Securities Fund

	Number of Shares	Value†
COMMON STOCKS — 2.5%
Lodging — 1.3%
Hyatt Hotels Corp., Class A*	17,828	$671,046
Orient-Express Hotels Ltd., Class A*	40,157	299,973

		971,019

Real Estate — 1.2%
Brookfield Properties Corp.	61,064	955,041

TOTAL COMMON STOCKS (Cost $2,228,135)		1,926,060

REAL ESTATE INVESTMENT TRUSTS — 93.9%
Apartments — 16.5%
Apartment Investment & Management Co., Class A	53,427	1,224,013
AvalonBay Communities, Inc.	19,389	2,532,203
BRE Properties, Inc.	20,141	1,016,718
Campus Crest Communities, Inc.	25,557	257,103
Education Realty Trust, Inc.	52,707	539,193
Equity Residential	86,112	4,910,967
Essex Property Trust, Inc.	1,188	166,926
Post Properties, Inc.	18,106	791,594
UDR, Inc.	46,023	1,155,177

		12,593,894

Building & Real Estate — 0.7%
National Retail Properties, Inc.	19,691	519,449

Diversified — 10.0%
American Assets Trust, Inc.	19,680	403,637
Colonial Properties Trust	46,354	966,944
Digital Realty Trust, Inc.	22,579	1,505,342
DuPont Fabros Technology, Inc.	21,652	524,411
Entertainment Properties Trust	15,111	660,502
Liberty Property Trust	40,063	1,237,146
Vornado Realty Trust	29,614	2,276,132

		7,574,114

Healthcare — 9.9%
HCP, Inc.	85,115	3,526,314
Health Care REIT, Inc.	30,177	1,645,552
Senior Housing Properties Trust	36,390	816,592
Ventas, Inc.	28,362	1,563,597

		7,552,055

Hotels & Resorts — 4.5%
Hersha Hospitality Trust	108,707	530,490
Host Hotels & Resorts, Inc.	147,931	2,184,941
Pebblebrook Hotel Trust	15,553	298,307
RLJ Lodging Trust	22,674	381,603

		3,395,341

Industrial — 4.6%
DCT Industrial Trust, Inc.	198,127	1,014,410
ProLogis, Inc.	87,333	2,496,851

		3,511,261

	Number of Shares	Value†

Manufactured Homes — 1.5%
Equity Lifestyle Properties, Inc.	16,656	$1,110,789

Office Property — 14.6%
Alexandria Real Estate Equities, Inc.	19,073	1,315,465
BioMed Realty Trust, Inc.	66,579	1,203,748
Boston Properties, Inc.	34,827	3,468,769
Douglas Emmett, Inc.	36,184	659,996
Highwoods Properties, Inc.	23,061	684,220
Hudson Pacific Properties, Inc.	28,856	408,601
Kilroy Realty Corp.	25,962	988,373
Piedmont Office Realty Trust, Inc., Class A	32,580	555,163
SL Green Realty Corp.	27,246	1,815,674

		11,100,009

Regional Malls — 17.7%
CBL & Associates Properties, Inc.	28,664	450,025
General Growth Properties, Inc.	92,727	1,392,759
Simon Property Group, Inc.	69,338	8,940,442
Tanger Factory Outlet Centers, Inc.	28,020	821,546
Taubman Centers, Inc.	19,949	1,238,833
The Macerich Co.	12,225	618,585

		13,462,190

Storage & Warehousing — 6.2%
CubeSmart	35,450	377,188
Extra Space Storage, Inc.	36,709	889,459
Public Storage	25,618	3,444,596

		4,711,243

Strip Centers — 7.7%
Alexander’s, Inc.	1,017	376,320
DDR Corp.	44,256	538,596
Federal Realty Investment Trust	10,661	967,486
Kimco Realty Corp.	76,284	1,238,852
Regency Centers Corp.	47,709	1,794,813
Weingarten Realty Investors	44,153	963,418

		5,879,485

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $66,943,549)		71,409,830

SHORT-TERM INVESTMENTS — 3.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,757,293)	2,757,293	2,757,293

TOTAL INVESTMENTS — 100.0% (Cost $71,928,977)		$76,093,183

†	See Security Valuation Note.
*	Non-income producing security.
REIT	— Real Estate Investment Trust.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Real Estate Securities Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$1,926,060	$1,926,060	$—	$—
REAL ESTATE INVESTMENT TRUSTS	71,409,830	71,409,830	—	—
SHORT-TERM INVESTMENTS	2,757,293	2,757,293	—	—

TOTAL INVESTMENTS	$76,093,183	$76,093,183	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 65.8%
Penn Series Flexibly Managed Fund*	33,114	$843,089
Penn Series Index 500 Fund*	212,671	1,967,210
Penn Series Large Cap Growth Fund*	97,130	843,090
Penn Series Large Cap Value Fund*	223,523	3,091,329
Penn Series Large Core Growth Fund*	60,502	562,060
Penn Series Large Core Value Fund*	126,022	1,124,120
Penn Series Large Growth Stock Fund*	92,444	1,405,150
Penn Series Mid Cap Growth Fund*	119,970	1,124,120
Penn Series Mid Cap Value Fund*	47,632	562,060
Penn Series Mid Core Value Fund*	108,401	1,124,120
Penn Series Real Estate Securities Fund*	97,242	1,124,120
Penn Series Small Cap Growth Fund*	30,950	562,060
Penn Series Small Cap Index Fund*	53,125	562,060
Penn Series Small Cap Value Fund*	69,347	1,124,120
Penn Series SMID Cap Growth Fund*	94,305	1,124,120
Penn Series SMID Cap Value Fund*	120,510	1,405,150

TOTAL AFFILIATED EQUITY FUNDS (Cost $14,736,182)		18,547,978

AFFILIATED FIXED INCOME FUNDS — 4.0%
Penn Series Quality Bond Fund* (Cost $970,388)	88,305	1,124,120

AFFILIATED INTERNATIONAL EQUITY FUNDS — 29.9%
Penn Series Developed International Index Fund*	261,728	2,248,240
Penn Series Emerging Markets Equity Fund*	174,915	1,686,180
Penn Series International Equity Fund*	253,895	4,496,479

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $7,583,848)		8,430,899

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $96,908)	96,908	96,908

TOTAL INVESTMENTS — 100.0% (Cost $23,387,326)		$28,199,905

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$18,547,978	$18,547,978	$—	$—
AFFILIATED FIXED INCOME FUNDS	1,124,120	1,124,120	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	8,430,899	8,430,899	—	—
SHORT-TERM INVESTMENTS	96,908	96,908	—	—

TOTAL INVESTMENTS	$28,199,905	$28,199,905	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Moderately Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 56.8%
Penn Series Flexibly Managed Fund*	158,426	$4,033,517
Penn Series Index 500 Fund*	872,112	8,067,034
Penn Series Large Cap Growth Fund*	309,794	2,689,012
Penn Series Large Cap Value Fund*	972,166	13,445,057
Penn Series Large Core Growth Fund*	289,452	2,689,011
Penn Series Large Core Value Fund*	602,917	5,378,023
Penn Series Large Growth Stock Fund*	353,817	5,378,023
Penn Series Mid Cap Growth Fund*	573,962	5,378,023
Penn Series Mid Cap Value Fund*	227,882	2,689,011
Penn Series Mid Core Value Fund*	518,614	5,378,023
Penn Series Real Estate Securities Fund*	348,920	4,033,517
Penn Series Small Cap Growth Fund*	148,073	2,689,012
Penn Series Small Cap Index Fund*	254,160	2,689,012
Penn Series Small Cap Value Fund*	248,829	4,033,517
Penn Series SMID Cap Growth Fund*	338,382	4,033,517
Penn Series SMID Cap Value Fund*	345,928	4,033,517

TOTAL AFFILIATED EQUITY FUNDS (Cost $60,689,016)		76,636,826

AFFILIATED FIXED INCOME FUNDS — 18.9%
Penn Series High Yield Bond Fund*	308,373	2,689,012
Penn Series Limited Maturity Bond Fund*	588,663	6,722,529
Penn Series Quality Bond Fund*	1,267,405	16,134,068

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $22,614,983)		25,545,609

AFFILIATED INTERNATIONAL EQUITY FUNDS — 23.9%
Penn Series Developed International Index Fund*	939,119	8,067,034
Penn Series Emerging Markets Equity Fund*	557,886	5,378,023
Penn Series International Equity Fund*	1,062,850	18,823,080

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $28,923,637)		32,268,137

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $546,735)	546,735	546,735

TOTAL INVESTMENTS — 100.0% (Cost $112,774,371)		$134,997,307

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$76,636,826	$76,636,826	$—	$—
AFFILIATED FIXED INCOME FUNDS	25,545,609	25,545,609	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	32,268,137	32,268,137	—	—
SHORT-TERM INVESTMENTS	546,735	546,735	—	—

TOTAL INVESTMENTS	$134,997,307	$134,997,307	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Moderate Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 42.7%
Penn Series Flexibly Managed Fund*	263,476	$6,708,092
Penn Series Index 500 Fund*	1,450,398	13,416,185
Penn Series Large Cap Growth Fund*	515,214	4,472,062
Penn Series Large Cap Value Fund*	1,131,758	15,652,215
Penn Series Large Core Growth Fund*	240,692	2,236,031
Penn Series Large Core Value Fund*	752,028	6,708,092
Penn Series Large Growth Stock Fund*	441,322	6,708,092
Penn Series Mid Cap Growth Fund*	477,274	4,472,062
Penn Series Mid Core Value Fund*	862,500	8,944,123
Penn Series Real Estate Securities Fund*	386,857	4,472,061
Penn Series Small Cap Growth Fund*	123,129	2,236,031
Penn Series Small Cap Index Fund*	422,690	4,472,061
Penn Series Small Cap Value Fund*	275,883	4,472,062
Penn Series SMID Cap Growth Fund*	375,173	4,472,061
Penn Series SMID Cap Value Fund*	575,308	6,708,092

TOTAL AFFILIATED EQUITY FUNDS (Cost $77,099,853)		96,149,322

AFFILIATED FIXED INCOME FUNDS — 35.8%
Penn Series High Yield Bond Fund*	769,277	6,708,092
Penn Series Limited Maturity Bond Fund*	2,349,594	26,832,369
Penn Series Quality Bond Fund*	3,688,660	46,956,646

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $71,865,870)		80,497,107

AFFILIATED INTERNATIONAL EQUITY FUNDS — 17.9%
Penn Series Developed International Index Fund*	1,301,531	11,180,154
Penn Series Emerging Markets Equity Fund*	695,860	6,708,092
Penn Series International Equity Fund*	1,262,581	22,360,307

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $36,344,231)		40,248,553

AFFILIATED MONEY MARKET FUND — 3.0%
Penn Series Money Market Fund (Cost $6,708,146)	6,708,146	6,708,146

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,367,935)	1,367,935	1,367,935

TOTAL INVESTMENTS — 100.0% (Cost $193,386,035)		$224,971,063

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$96,149,322	$96,149,322	$—	$—
AFFILIATED FIXED INCOME FUNDS	80,497,107	80,497,107	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	40,248,553	40,248,553	—	—
AFFILIATED MONEY MARKET FUND	6,708,146	6,708,146	—	—
SHORT-TERM INVESTMENTS	1,367,935	1,367,935	—	—

TOTAL INVESTMENTS	$224,971,063	$224,971,063	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Moderately Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 31.8%
Penn Series Flexibly Managed Fund*	174,489	$4,442,500
Penn Series Index 500 Fund*	480,270	4,442,501
Penn Series Large Cap Growth Fund*	102,362	888,500
Penn Series Large Cap Value Fund*	321,222	4,442,500
Penn Series Large Core Value Fund*	199,215	1,777,000
Penn Series Large Growth Stock Fund*	116,908	1,777,000
Penn Series Mid Cap Growth Fund*	94,824	888,500
Penn Series Mid Core Value Fund*	342,719	3,554,000
Penn Series Real Estate Securities Fund*	153,720	1,777,000
Penn Series Small Cap Index Fund*	167,958	1,777,000
Penn Series SMID Cap Growth Fund*	74,539	888,500
Penn Series SMID Cap Value Fund*	152,401	1,777,000

TOTAL AFFILIATED EQUITY FUNDS (Cost $23,230,774)		28,432,001

AFFILIATED FIXED INCOME FUNDS — 52.7%
Penn Series High Yield Bond Fund*	509,461	4,442,500
Penn Series Limited Maturity Bond Fund*	1,556,042	17,770,001
Penn Series Quality Bond Fund*	1,954,281	24,878,001

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $42,202,028)		47,090,502

AFFILIATED INTERNATIONAL EQUITY FUNDS — 10.0%
Penn Series Developed International Index Fund*	310,303	2,665,500
Penn Series International Equity Fund*	351,186	6,219,500

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $7,596,637)		8,885,000

AFFILIATED MONEY MARKET FUND — 5.0%
Penn Series Money Market Fund (Cost $4,442,536)	4,442,536	4,442,536

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $449,945)	449,945	449,945

TOTAL INVESTMENTS — 100.0% (Cost $77,921,920)		$89,299,984

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$28,432,001	$28,432,001	$—	$—
AFFILIATED FIXED INCOME FUNDS	47,090,502	47,090,502	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	8,885,000	8,885,000	—	—
AFFILIATED MONEY MARKET FUND	4,442,536	4,442,536	—	—
SHORT-TERM INVESTMENTS	449,945	449,945	—	—

TOTAL INVESTMENTS	$89,299,984	$89,299,984	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 16.9%
Penn Series Flexibly Managed Fund*	123,209	$3,136,911
Penn Series Index 500 Fund*	271,300	2,509,529
Penn Series Large Cap Value Fund*	90,728	1,254,765
Penn Series Large Core Value Fund*	70,334	627,382
Penn Series Large Growth Stock Fund*	82,550	1,254,765
Penn Series Mid Cap Growth Fund*	66,956	627,382
Penn Series Mid Core Value Fund*	120,999	1,254,765

TOTAL AFFILIATED EQUITY FUNDS (Cost $8,882,747)		10,665,499

AFFILIATED FIXED INCOME FUNDS — 67.5%
Penn Series High Yield Bond Fund*	431,685	3,764,294
Penn Series Limited Maturity Bond Fund*	1,428,366	16,311,939
Penn Series Quality Bond Fund*	1,774,215	22,585,762

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $38,338,721)		42,661,995

AFFILIATED INTERNATIONAL EQUITY FUNDS — 5.0%
Penn Series Developed International Index Fund*	146,073	1,254,764
Penn Series International Equity Fund*	106,276	1,882,147

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $2,676,640)		3,136,911

AFFILIATED MONEY MARKET FUND — 9.9%
Penn Series Money Market Fund (Cost $6,273,874)	6,273,874	6,273,874

SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $445,446)	445,446	445,446

TOTAL INVESTMENTS — 100.0% (Cost $56,617,428)		$63,183,725

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$10,665,499	$10,665,499	$—	$—
AFFILIATED FIXED INCOME FUNDS	42,661,995	42,661,995	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	3,136,911	3,136,911	—	—
AFFILIATED MONEY MARKET FUND	6,273,874	6,273,874	—	—
SHORT-TERM INVESTMENTS	445,446	445,446	—	—

TOTAL INVESTMENTS	$63,183,725	$63,183,725	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2011

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS
Investments at value	$152,964,179	$175,402,460	$468,206,211	$138,693,237
Foreign currency, at value	—	—	—	13,347
Interest, dividends and reclaims receivable	176,702	670,227	2,766,758	2,686,094
Receivable for investment securities sold	—	—	9,733,358	101,663
Receivable from investment adviser	5	—	—	—
Receivable for capital stock sold	1,210,985	3,368,422	6,648,385	120,921
Net unrealized appreciation of forward foreign currency contracts	—	—	—	172,026
Other assets	5,725	6,636	17,188	5,808

Total Assets	154,357,596	179,447,745	487,371,900	141,793,096

LIABILITIES
Payable for investment securities purchased	—	4,988,752	9,352,916	77,924
Payable for capital stock redeemed	88,942	19,341	8,169	253,066
Payable to investment adviser	—	43,272	122,963	59,359
Payable to The Penn Mutual Life Insurance Co.	3,487	63,070	173,681	51,957
Net unrealized depreciation of forward foreign currency contracts	—	—	—	2,374
Other liabilities	51,862	43,712	108,233	58,113

Total Liabilities	144,291	5,158,147	9,765,962	502,793

NET ASSETS	$154,213,305	$174,289,598	$477,605,938	$141,290,303

Investments at cost	$152,964,179	$172,250,075	$434,197,308	$139,180,967
Foreign currency at cost	—	—	—	13,356

COMPONENTS OF NET ASSETS:
Paid-in Capital	$154,213,305	$171,386,743	$444,328,765	$150,434,950
Undistributed net investment income (loss)	—	—	—	(407,403)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	—	(249,530)	(731,730)	(8,412,070)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	3,152,385	34,008,903	(325,174)

NET ASSETS	$154,213,305	$174,289,598	$477,605,938	$141,290,303

Shares outstanding, $0.10 par value, 500 million shares authorized	154,197,380

Shares outstanding, $0.10 par value, 250 million shares authorized			37,517,723	16,194,270

Shares outstanding, $0.0001 par value, 250 million shares authorized		15,264,287

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$11.42	$12.73	$8.72

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2011

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

ASSETS
Investments of affiliated issuers at value	$—	$65,170,240	$—	$—
Investments of unaffiliated issuers at value	1,671,216,564	173,372	177,241,283	37,535,691
Cash	1,070,245	—	—	—
Interest, dividends and reclaims receivable	4,102,009	—	115,689	16,777
Receivable for investment securities sold	4,519,924	1,543,883	108,351	—
Receivable for capital stock sold	239,407	5,924	33,065	44,039
Other assets	67,917	2,625	7,428	1,446

Total Assets	1,681,216,066	66,896,044	177,505,816	37,597,953

LIABILITIES
Call options written, at value	8,872,791	—	—	—
Payable for investment securities purchased	14,471,510	1,523,830	80,175	—
Payable for capital stock redeemed	809,404	58	509,352	78,174
Payable to investment adviser	837,079	—	94,572	17,641
Payable to The Penn Mutual Life Insurance Co.	611,561	15,714	66,591	14,141
Other liabilities	359,252	14,708	63,094	22,655

Total Liabilities	25,961,597	1,554,310	813,784	132,611

NET ASSETS	$1,655,254,469	$65,341,734	$176,692,032	$37,465,342

Investments of affiliated issuers at cost	$—	$54,007,788	$—	$—
Investments of unaffiliated issuers at cost	1,521,789,019	173,372	140,759,176	35,130,858
Call options written, premiums received	11,499,155	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$1,514,352,557	$59,052,565	$163,437,980	$38,353,255
Undistributed net investment income (loss)	191,201	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(11,339,591)	(4,873,283)	(23,228,055)	(3,292,746)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	152,050,302	11,162,452	36,482,107	2,404,833

NET ASSETS	$1,655,254,469	$65,341,734	$176,692,032	$37,465,342

Shares outstanding, $0.10 par value, 250 million shares authorized	65,003,295		11,622,159

Shares outstanding, $0.0001 par value, 250 million shares authorized		5,732,207		4,315,862

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$25.46	$11.40	$15.20	$8.68

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2011

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS
Investments at value	$102,028,249	$167,258,748	$143,713,895	$269,772,206
Interest, dividends and reclaims receivable	54,013	273,162	347,350	393,942
Receivable for investment securities sold	144,253	—	161,020	42,597
Receivable for capital stock sold	36,478	63,848	26,560	72,054
Other assets	4,781	7,210	6,093	14,167

Total Assets	102,267,774	167,602,968	144,254,918	270,294,966

LIABILITIES
Payable for investment securities purchased	1,564,498	—	289,260	14,268
Payable for capital stock redeemed	178,580	1,348,383	653,592	3,072,323
Future variation margin payable	—	—	—	15,840
Payable to investment adviser	51,509	84,588	71,346	15,754
Payable to The Penn Mutual Life Insurance Co.	38,357	62,086	50,723	90,612
Other liabilities	37,737	51,842	43,298	77,129

Total Liabilities	1,870,681	1,546,899	1,108,219	3,285,926

NET ASSETS	$100,397,093	$166,056,069	$143,146,699	$267,009,040

Investments at cost	$84,491,894	$168,025,805	$122,830,356	$249,070,432

COMPONENTS OF NET ASSETS:
Paid-in Capital	$115,400,901	$194,592,039	$161,117,497	$270,954,062
Undistributed net investment income (loss)	—	(37,914)	—	3,225
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(32,540,163)	(27,730,999)	(38,854,337)	(24,648,682)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	17,536,355	(767,057)	20,883,539	20,700,435

NET ASSETS	$100,397,093	$166,056,069	$143,146,699	$267,009,040

Shares outstanding, $0.10 par value, 250 million shares authorized		12,004,446

Shares outstanding, $0.0001 par value, 250 million shares authorized	10,810,284		16,054,755	28,858,646

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.29	$13.83	$8.92	$9.25

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2011

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS
Investments at value	$98,038,156	$97,162,722	$61,924,374	$27,579,992
Interest, dividends and reclaims receivable	23,369	164,777	72,641	4,669
Receivable for investment securities sold	3,750,025	—	145,523	259,677
Receivable for capital stock sold	161,396	966	35,960	26,837
Other assets	4,601	4,803	2,275	1,101

Total Assets	101,977,547	97,333,268	62,180,773	27,872,276

LIABILITIES
Payable for investment securities purchased	450,208	—	382,715	221,073
Payable for capital stock redeemed	2,310,495	171,290	1,524,678	611,756
Payable to investment adviser	60,937	45,256	37,502	17,012
Payable to The Penn Mutual Life Insurance Co.	39,950	36,014	22,652	10,057
Other liabilities	32,867	32,749	33,821	16,119

Total Liabilities	2,894,457	285,309	2,001,368	876,017

NET ASSETS	$99,083,090	$97,047,959	$60,179,405	$26,996,259

Investments at cost	$89,206,527	$95,841,289	$55,919,751	$27,579,631

COMPONENTS OF NET ASSETS:
Paid-in Capital	$91,878,336	$96,605,465	$61,177,272	$27,030,026
Undistributed net investment income (loss)	—	10,976	22,974	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(1,626,875)	(889,915)	(7,025,464)	(34,128)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	8,831,629	1,321,433	6,004,623	361

NET ASSETS	$99,083,090	$97,047,959	$60,179,405	$26,996,259

Shares outstanding, $0.0001 par value, 250 million shares authorized	10,569,258	8,224,618	5,805,335	2,265,538

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.37	$11.80	$10.37	$11.92

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2011

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS
Investments at value	$31,138,420	$78,761,724	$160,063,666	$29,829,578
Interest, dividends and reclaims receivable	38,726	3,620	256,755	41,353
Receivable for investment securities sold	109,273	721,055	503,347	—
Receivable for capital stock sold	2,147,457	29,506	27,236	117,905
Other assets	1,242	3,679	6,691	1,123

Total Assets	33,435,118	79,519,584	160,857,695	29,989,959

LIABILITIES
Payable for investment securities purchased	45,440	760,013	230,188	4,808
Payable for capital stock redeemed	394,208	190,851	1,035,092	722,570
Future variation margin payable	—	—	—	2,240
Payable to investment adviser	21,273	50,488	114,481	2,685
Payable to The Penn Mutual Life Insurance Co.	11,224	29,812	57,770	10,658
Other liabilities	14,240	41,706	55,299	45,182

Total Liabilities	486,385	1,072,870	1,492,830	788,143

NET ASSETS	$32,948,733	$78,446,714	$159,364,865	$29,201,816

Investments at cost	$29,396,674	$80,337,572	$141,084,552	$26,396,835

COMPONENTS OF NET ASSETS:
Paid-in Capital	$31,582,117	$83,156,900	$148,479,559	$26,043,763
Undistributed net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(375,130)	(3,134,338)	(8,093,808)	(288,954)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	1,741,746	(1,575,848)	18,979,114	3,447,007

NET ASSETS	$32,948,733	$78,446,714	$159,364,865	$29,201,816

Shares outstanding, $0.10 par value, 250 million shares authorized		4,318,972	9,830,816

Shares outstanding, $0.0001 par value, 250 million shares authorized	2,826,887			2,759,257

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.66	$18.16	$16.21	$10.58

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2011

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

ASSETS
Investments at value	$60,644,222	$309,489,321	$120,490,077	$76,093,183
Foreign currency, at value	889,282	405,534	294,535	—
Segregated cash for futures contracts	250,732	—	—	—
Interest, dividends and reclaims receivable	139,606	635,133	65,678	265,862
Receivable for investment securities sold	—	—	161,620	932,639
Receivable from investment adviser	10,806	—	—	—
Receivable for capital stock sold	767,086	380,789	688,480	53,092
Net unrealized appreciation of forward foreign currency contracts	—	—	55	—
Other assets	2,553	13,328	5,661	3,088

Total Assets	62,704,287	310,924,105	121,706,106	77,347,864

LIABILITIES
Payable for investment securities purchased	725,723	—	151,025	108,106
Payable for capital stock redeemed	15,688	474,486	7,864	796,027
Payable to investment adviser	—	223,116	40,505	44,366
Payable to The Penn Mutual Life Insurance Co.	22,937	116,712	46,652	27,339
Deferred Indian capital gains tax	—	—	94,536	—
Net unrealized depreciation of forward foreign currency contracts	—	—	76	—
Other liabilities	82,255	189,416	299,943	25,953

Total Liabilities	846,603	1,003,730	640,601	1,001,791

NET ASSETS	$61,857,684	$309,920,375	$121,065,505	$76,346,073

Investments at cost	$63,762,670	$248,947,548	$114,655,802	$71,928,977
Foreign currency at cost	883,183	399,890	299,936	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$65,722,633	$329,785,959	$126,176,492	$73,824,012
Undistributed net investment income (loss)	(66,024)	(4,441,717)	(22,136)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(712,844)	(75,956,973)	(10,823,009)	(1,642,145)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	(3,086,081)	60,533,106	5,734,158	4,164,206

NET ASSETS	$61,857,684	$309,920,375	$121,065,505	$76,346,073

Shares outstanding, $0.10 par value, 250 million shares authorized		17,499,921

Shares outstanding, $0.0001 par value, 250 million shares authorized	7,204,171		12,557,287	6,606,124

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$8.59	$17.71	$9.64	$11.56

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2011

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$28,102,997	$134,450,572	$223,603,128	$88,850,039
Investments of unaffiliated issuers at value	96,908	546,735	1,367,935	449,945
Interest, dividends and reclaims receivable	1	1	3	2
Receivable for investment securities sold	660,665	2,495,970	6,670,072	1,909,971
Receivable for capital stock sold	102	101,095	191,274	482,779
Other assets	1,153	5,700	9,192	3,364

Total Assets	28,861,826	137,600,073	231,841,604	91,696,100

LIABILITIES
Payable for investment securities purchased	659,462	2,544,269	7,440,795	1,961,723
Payable for capital stock redeemed	897	2	65	24
Payable to investment adviser	644	11,377	18,880	7,009
Payable to The Penn Mutual Life Insurance Co.	10,159	49,650	82,642	32,248
Other liabilities	8,206	27,075	43,583	17,905

Total Liabilities	679,368	2,632,373	7,585,965	2,018,909

NET ASSETS	$28,182,458	$134,967,700	$224,255,639	$89,677,191

Investments of affiliated issuers at cost	$23,290,418	$112,227,636	$192,018,100	$77,471,975
Investments of unaffiliated issuers at cost	96,908	546,735	1,367,935	449,945

COMPONENTS OF NET ASSETS:
Paid-in Capital	$23,735,334	$114,897,192	$194,400,368	$79,221,054
Undistributed net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(365,455)	(2,152,428)	(1,729,757)	(921,927)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	4,812,579	22,222,936	31,585,028	11,378,064

NET ASSETS	$28,182,458	$134,967,700	$224,255,639	$89,677,191

Shares outstanding, $0.0001 par value, 250 million shares authorized	2,815,883	12,353,779	20,762,071	8,183,527

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.01	$10.93	$10.80	$10.96

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2011

Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$62,738,279
Investments of unaffiliated issuers at value	445,446
Interest, dividends and reclaims receivable	2
Receivable for investment securities sold	1,053,789
Other assets	2,135

Total Assets	64,239,651

LIABILITIES
Payable for investment securities purchased	1,100,932
Payable for capital stock redeemed	2,921
Payable to investment adviser	4,476
Payable to The Penn Mutual Life Insurance Co.	23,025
Other liabilities	12,766

Total Liabilities	1,144,120

NET ASSETS	$63,095,531

Investments of affiliated issuers at cost	$56,171,982
Investments of unaffiliated issuers at cost	445,446

COMPONENTS OF NET ASSETS:
Paid-in Capital	$57,060,270
Undistributed net investment income (loss)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(531,036)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	6,566,297

NET ASSETS	$63,095,531

Shares outstanding, $0.0001 par value, 250 million shares authorized	5,668,270

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.13

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statement of Operations

For the Year Ended December 31, 2011

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME:
Dividends	$3,448	$8,026	$17,813	$219,684
Interest	334,568	2,750,096	13,981,702	10,938,764
Foreign tax withheld	—	—	—	(4,158)

Total Investment Income	338,016	2,758,122	13,999,515	11,154,290

EXPENSES
Investment advisory fees	272,008	482,505	1,366,472	697,930
Administration fees	222,008	241,253	658,236	209,379
Accounting fees	94,003	100,418	211,647	89,793
Director fees and expenses	6,707	7,205	19,558	6,434
Custodian fees and expenses	42,657	21,328	50,674	38,441
Pricing fees	16,324	13,484	23,661	57,924
Professional fees	22,776	25,457	64,894	22,739
Printing fees	17,845	19,586	52,185	17,590
Other expenses	28,948	20,751	56,557	18,563

Total Expenses	723,276	931,987	2,503,884	1,158,793
Less: Waivers and reimbursement from advisor	272,008	—	—	—
Less: Waivers and reimbursement from administrator	128,050	—	—	—

Net Expenses	323,218	931,987	2,503,884	1,158,793

Net Investment Income (Loss)	14,798	1,826,135	11,495,631	9,995,497

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	998	99,174	5,477,423	2,313,209
Net realized foreign currency exchange gain (loss)	—	—	—	52,901
Capital gain distributions received other investment companies	—	28	110	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	—	1,616,547	26,096,154	(8,256,729)

Net Gain (Loss) on Investment Securities and Foreign Currency	998	1,715,749	31,573,687	(5,890,619)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,796	$3,541,884	$43,069,318	$4,104,878

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividends	$25,718,233	$110	$1,321,112	$239,529
Interest	14,541,345	—	64	438
Foreign tax withheld	(246,634)	—	(3,570)	(2,155)

Total Investment Income	40,012,944	110	1,317,606	237,812

EXPENSES
Investment advisory fees	9,822,932	—	1,121,500	194,727
Administration fees	2,455,733	96,723	267,875	53,107
Accounting fees	467,431	12,001	109,292	27,500
Director fees and expenses	76,518	3,031	8,392	1,630
Custodian fees and expenses	205,480	8,129	49,642	27,475
Pricing fees	29,693	3,663	23,677	7,014
Professional fees	267,907	10,363	29,419	5,732
Printing fees	209,553	8,242	23,032	4,480
Other expenses	215,540	9,844	24,212	19,018

Total Expenses	13,750,787	151,996	1,657,041	340,683
Less: Waivers and reimbursement from administrator	—	33,707	—	—
Less: Fees paid indirectly	7,341	—	106	13,254

Net Expenses	13,743,446	118,289	1,656,935	327,429

Net investment income (loss)	26,269,498	(118,179)	(339,329)	(89,617)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	78,336,144	468,755	7,026,841	1,601,561
Net realized gain (loss) on options	(2,956,301)	—	—	—
Net realized foreign currency exchange gain (loss)	16,088	—	(8,766)	—
Capital gain distributions received other investment companies	—	1	14	4
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(59,122,451)	3,072,218	(9,012,901)	(3,576,994)
Net change in unrealized appreciation (depreciation) of written options	5,962,832	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	22,236,312	3,540,974	(1,994,812)	(1,975,429)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$48,505,810	$3,422,795	$(2,334,141)	$(2,065,046)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statement of Operations

For the Year Ended December 31, 2011

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
INVESTMENT INCOME:
Dividends	$918,005	$3,700,779	$3,603,002	$5,445,785
Interest	—	—	1	(162)
Income from securities lending	—	—	—	13,221
Foreign tax withheld	(16,155)	(41,318)	(31,200)	—

Total Investment Income	901,850	3,659,461	3,571,803	5,458,844

EXPENSES
Investment advisory fees	694,544	1,035,100	889,025	185,367
Administration fees	173,636	258,775	222,256	397,216
Accounting fees	77,827	106,258	94,085	152,405
Director fees and expenses	5,796	8,196	7,373	12,644
Custodian fees and expenses	29,946	35,730	28,093	44,326
Pricing fees	6,044	8,905	6,260	13,944
Professional fees	19,681	28,119	24,951	43,083
Printing fees	15,733	22,494	19,993	34,589
Other expenses	18,447	23,796	23,027	58,705

Total Expenses	1,041,654	1,527,373	1,315,063	942,279
Less: Waivers and reimbursement from administrator	—	—	—	17,875
Less: Fees paid indirectly	16,580	—	—	—

Net Expenses	1,025,074	1,527,373	1,315,063	924,404

Net investment income (loss)	(123,224)	2,132,088	2,256,740	4,534,440

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	7,151,079	13,871,919	1,514,874	(1,039,099)
Net realized gain (loss) on futures contracts	—	—	—	(158,973)
Capital gain distributions received other investment companies	7	38	11	372
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(13,029,979)	(23,584,723)	(10,136,876)	1,505,123
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	4,903

Net Gain (Loss) on Investment Securities and Foreign Currency	(5,878,893)	(9,712,766)	(8,621,991)	312,326

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,002,117)	$(7,580,678)	$(6,365,251)	$4,846,766

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME:
Dividends	$631,589	$1,726,970	$759,783	$74,462
Interest	763	5	—	11
Income from securities lending	8,167	3,945	2,030	—
Foreign tax withheld	(4,451)	(6,925)	(1,789)	(1,065)

Total Investment Income	636,068	1,723,995	760,024	73,408

EXPENSES
Investment advisory fees	775,093	616,903	400,363	197,193
Administration fees	166,092	168,246	83,409	39,438
Accounting fees	75,269	75,743	38,924	27,499
Director fees and expenses	5,295	5,669	2,554	1,228
Custodian fees and expenses	20,871	18,941	41,671	12,654
Pricing fees	7,665	7,474	7,768	6,384
Professional fees	18,270	19,304	8,996	4,313
Printing fees	14,615	15,528	7,050	3,413
Other expenses	25,256	16,773	7,996	4,262

Total Expenses	1,108,426	944,581	598,731	296,384
Less: Waivers and reimbursement from advisor	—	—	—	20,314
Less: Waivers and reimbursement from administrator	1,149	—	—	—
Less: Fees paid indirectly	962	4,131	707	1,312

Net Expenses	1,106,315	940,450	598,024	274,758

Net investment income (loss)	(470,247)	783,545	162,000	(201,350)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	15,817,273	16,609,678	4,468,362	4,928,639
Capital gain distributions received other investment companies	299	197	101	8
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(23,690,557)	(24,906,501)	(5,033,277)	(5,952,164)

Net Gain (Loss) on Investment Securities and Foreign Currency	(7,872,985)	(8,296,626)	(564,814)	(1,023,517)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,343,232)	$(7,513,081)	$(402,814)	$(1,224,867)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For the Year Ended December 31, 2011

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$413,472	$127,256	$2,639,515	$326,736
Interest	2	—	—	27
Income from securities lending	—	183,271	23,646	14,071
Foreign tax withheld	(1,497)	—	(1,014)	(253)

Total Investment Income	411,977	310,527	2,662,147	340,581

EXPENSES
Investment advisory fees	279,302	649,280	1,364,747	81,678
Administration fees	44,100	131,096	240,838	40,839
Accounting fees	27,499	61,175	100,279	27,499
Director fees and expenses	1,361	4,304	7,725	1,229
Custodian fees and expenses	11,962	51,829	45,365	51,620
Pricing fees	6,682	7,820	10,069	32,582
Professional fees	4,818	14,668	26,660	4,308
Printing fees	3,807	11,793	21,105	3,418
Other expenses	4,514	13,143	34,259	4,273

Total Expenses	384,045	945,108	1,851,047	247,446
Less: Waivers and reimbursement from advisor	48,883	—	4,624	97,702
Less: Fees paid indirectly	1,427	14,248	—	—

Net Expenses	333,735	930,860	1,846,423	149,744

Net investment income (loss)	78,242	(620,333)	815,724	190,837

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	2,699,204	9,222,596	10,081,174	1,463,996
Net realized gain (loss) on futures contracts	—	—	—	80,549
Capital gain distributions received other investment companies	2	275	276	55
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(4,740,942)	(17,791,439)	(9,152,921)	(2,891,639)
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	16,310

Net Gain (Loss) on Investment Securities and Foreign Currency	(2,041,736)	(8,568,568)	928,529	(1,330,729)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,963,494)	$(9,188,901)	$1,744,253	$(1,139,892)

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

INVESTMENT INCOME:
Dividends	$2,207,831	$10,515,484	$3,429,993	$1,543,116
Interest	819	(514)	119	—
Income from securities lending	16	2,799	—	—
Foreign tax withheld	(156,250)	(392,088)	(350,880)	(4,569)

Total Investment Income	2,052,416	10,125,681	3,079,232	1,538,547

EXPENSES
Investment advisory fees	181,622	2,728,471	1,574,389	515,499
Administration fees	90,811	481,495	200,134	110,464
Accounting fees	48,277	212,598	100,054	51,550
Director fees and expenses	2,771	14,998	6,457	3,392
Custodian fees and expenses	61,951	234,632	517,504	19,085
Pricing fees	203,070	31,388	52,683	6,488
Professional fees	9,769	66,696	57,424	12,029
Printing fees	7,647	40,885	17,568	9,284
Other expenses	8,276	52,640	18,514	10,192

Total Expenses	614,194	3,863,803	2,544,727	737,983
Less: Waivers and reimbursement from advisor	257,004	—	303,224	—
Less: Fees paid indirectly	—	—	—	809

Net Expenses	357,190	3,863,803	2,241,503	737,174

Net Investment Income (Loss)	1,695,226	6,261,878	837,729	801,373

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(271,784)	6,482,081	1,214,389	7,433,978
Net realized gain (loss) on futures contracts	(163,507)	—	—	—
Net realized foreign currency exchange gain (loss)	936	(5,246,874)	(534,753)	—
Capital gain distributions received other investment companies	2	84	10	3
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(9,595,369)	(3,771,669)	(27,770,983)	(3,273,429)
Change in net unrealized appreciation (depreciation) of futures contracts	(38,359)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	(10,068,081)	(2,536,378)	(27,091,337)	4,160,552

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,372,855)	$3,725,500	$(26,253,608)	$4,961,925

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For the Year Ended December 31, 2011

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$39	$281	$847	$549
Interest	5	9	1	366

Total Investment Income	44	290	848	915

EXPENSES
Investment advisory fees	27,073	132,545	216,273	80,742
Administration fees	40,610	198,818	324,410	121,113
Accounting fees	12,001	13,257	21,627	12,001
Director fees and expenses	1,237	6,060	9,823	3,571
Custodian fees and expenses	4,820	14,837	23,584	9,919
Pricing fees	3,936	4,009	4,018	3,963
Professional fees	4,371	21,472	34,859	12,748
Printing fees	3,421	16,767	26,928	9,768
Other expenses	4,136	21,355	26,093	13,123

Total Expenses	101,605	429,120	687,615	266,948
Less: Waivers and reimbursement from advisor	12,299	—	—	499

Net Expenses	89,306	429,120	687,615	266,449

Net investment loss	(89,262)	(428,830)	(686,767)	(265,534)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(35,049)	(273,400)	1,540,791	615,839
Capital gain distributions received other investment companies	1	2	3	2
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(927,543)	(2,384,516)	(160,260)	1,722,254

Net Gain (Loss) on Investment Securities and Foreign Currency	(962,591)	(2,657,914)	1,380,534	2,338,095

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,051,853)	$(3,086,744)	$693,767	$2,072,561

	Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$668

Total Investment Income	668

EXPENSES
Investment advisory fees	52,816
Administration fees	79,224
Accounting fees	12,001
Director fees and expenses	2,217
Custodian fees and expenses	7,117
Pricing fees	3,849
Professional fees	8,080
Printing fees	6,063
Other expenses	6,962

Total Expenses	178,329
Less: Waivers and reimbursement from advisor	4,176

Net Expenses	174,153

Net investment loss	(173,485)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	233,499
Capital gain distributions received other investment companies	2
Change in net unrealized appreciation (depreciation) of investments and foreign currency	2,115,152

Net Gain (Loss) on Investment Securities and Foreign Currency	2,348,653

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,175,168

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,798	$16,264	$1,826,135	$2,007,455
Net realized gains (loss) from investment transactions	998	5,493	99,174	203,067
Capital gain distributions received from affiliated funds	—	—	28	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	—	1,616,547	2,112,543

Net Increase (Decrease) in Net Assets Resulting from Operations	15,796	21,757	3,541,884	4,323,065

Distributions from:
Net investment income	(14,798)	(16,264)	—	—

Total Distributions	(14,798)	(16,264)	—	—

Capital Share Transactions (1):
Shares issued	125,986,265	97,058,138	53,650,091	65,946,384
Shares issued in lieu of cash distributions	14,800	16,264	—	—
Shares redeemed	(111,776,732)	(125,591,607)	(35,349,861)	(29,323,452)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	14,224,333	(28,517,205)	18,300,230	36,622,932

Total Increase (Decrease)	14,225,331	(28,511,712)	21,842,114	40,945,997

Net Assets:
Beginning of period	139,987,974	168,499,686	152,447,484	111,501,487

End of Period	$154,213,305	$139,987,974	$174,289,598	$152,447,484

Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	125,986,265	97,058,138	4,734,426	5,943,752
Shares issued in lieu of cash distributions	14,800	16,264	—	—
Shares redeemed	(111,776,732)	(125,591,607)	(3,121,589)	(2,651,524)

	14,224,333	(28,517,205)	1,612,837	3,292,228

	Quality Bond Fund		High Yield Bond Fund
	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,495,631	$9,261,917	$9,995,497	$9,096,611
Net realized gains (loss) from investment transactions	5,477,423	3,070,623	2,313,209	3,354,127
Net realized foreign exchange gain (loss)	—	—	52,901	(21,739)
Capital gain distributions received from affiliated funds	110	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	26,096,154	8,167,545	(8,256,729)	3,174,665

Net Increase (Decrease) in Net Assets Resulting from Operations	43,069,318	20,500,085	4,104,878	15,603,664

Capital Share Transactions (1):
Shares issued	112,864,558	128,867,798	31,457,946	34,445,432
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(97,285,332)	(58,134,875)	(25,954,893)	(21,940,511)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	15,579,226	70,732,923	5,503,053	12,504,921

Total Increase (Decrease)	58,648,544	91,233,008	9,607,931	28,108,585

Net Assets:
Beginning of period	418,957,394	327,724,386	131,682,372	103,573,787

End of Period	$477,605,938	$418,957,394	$141,290,303	$131,682,372

Undistributed net investment income (loss)	$—	$—	$(407,403)	$(57,948)
(1) Shares Issued and Redeemed:
Shares issued	9,314,487	11,278,646	3,622,513	4,385,389
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(8,035,835)	(5,098,094)	(3,000,344)	(2,786,178)

	1,278,652	6,180,552	622,169	1,599,211

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$26,269,498	$21,568,943	$(118,179)	$(110,307)
Net realized gains (loss) from investment transactions	78,336,144	112,646,543	468,755	(367,151)
Net realized gains (loss) on written options	(2,956,301)	2,856,743	—	—
Net realized foreign exchange gain (loss)	16,088	13,905	—	—
Capital gain distributions received from affiliated funds	—	—	1	3
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(59,122,451)	53,774,126	3,072,218	7,214,650
Net change in unrealized appreciation (depreciation) of written options	5,962,832	(3,074,824)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	48,505,810	187,785,436	3,422,795	6,737,195

Capital Share Transactions (1):
Shares issued	142,204,011	191,850,578	5,415,527	6,395,754
Shares redeemed	(118,559,226)	(83,434,149)	(7,807,095)	(8,936,936)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	23,644,785	108,416,429	(2,391,568)	(2,541,182)

Total Increase (Decrease)	72,150,595	296,201,865	1,031,227	4,196,013

Net Assets:
Beginning of period	1,583,103,874	1,286,902,009	64,310,507	60,114,494

End of Period	$1,655,254,469	$1,583,103,874	$65,341,734	$64,310,507

Undistributed net investment income (loss)	$191,201	$(36,234)	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	5,644,780	8,444,858	484,688	636,140
Shares redeemed	(4,705,250)	(3,709,453)	(707,207)	(895,408)

	939,530	4,735,405	(222,519)	(259,268)

	Large Growth Stock Fund		Large Cap Growth Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(339,329)	$(270,345)	$(89,617)	$(30,147)
Net realized gains (loss) from investment transactions	7,026,841	5,944,362	1,601,561	2,996,000
Net realized foreign exchange gain (loss)	(8,766)	11,432	—	—
Capital gain distributions received from affiliated funds	14	15	4	12
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(9,012,901)	19,395,772	(3,576,994)	958,535

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,334,141)	25,081,236	(2,065,046)	3,924,400

Capital Share Transactions (1):
Shares issued	27,607,858	24,681,405	11,662,499	8,976,330
Shares redeemed	(22,953,942)	(18,557,490)	(5,674,092)	(7,229,003)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,653,916	6,123,915	5,988,407	1,747,327

Total Increase (Decrease)	2,319,775	31,205,151	3,923,361	5,671,727

Net Assets:
Beginning of period	174,372,257	143,167,106	33,541,981	27,870,254

End of Period	$176,692,032	$174,372,257	$37,465,342	$33,541,981

Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	1,797,646	1,835,473	1,329,859	1,105,054
Shares redeemed	(1,468,001)	(1,373,033)	(617,821)	(867,689)

	329,645	462,440	712,038	237,365

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(123,224)	$(11,467)	$2,132,088	$1,293,137
Net realized gains (loss) from investment transactions	7,151,079	7,899,548	13,871,919	13,458,729
Capital gain distributions received from affiliated funds	7	2	38	87
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(13,029,979)	12,245,011	(23,584,723)	7,506,959

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,002,117)	20,133,094	(7,580,678)	22,258,912

Capital Share Transactions (1):
Shares issued	6,881,273	12,669,103	27,399,098	27,441,423
Shares redeemed	(23,635,513)	(36,158,332)	(21,679,867)	(24,820,797)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(16,754,240)	(23,489,229)	5,719,231	2,620,626

Total Increase (Decrease)	(22,756,357)	(3,356,135)	(1,861,447)	24,879,538

Net Assets:
Beginning of period	123,153,450	126,509,585	167,917,516	143,037,978

End of Period	$100,397,093	$123,153,450	$166,056,069	$167,917,516

Undistributed net investment income (loss)	$—	$—	$(37,914)	$(44,865)
(1) Shares Issued and Redeemed:
Shares issued	702,548	1,514,417	1,915,541	2,123,326
Shares redeemed	(2,478,819)	(4,098,011)	(1,517,983)	(1,868,203)

	(1,776,271)	(2,583,594)	397,558	255,123

	Large Core Value Fund		Index 500 Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,256,740	$2,243,608	$4,534,440	$4,175,516
Net realized gains (loss) from investment transactions	1,514,874	1,150,499	(1,039,099)	(3,923,342)
Net realized gains (loss) on futures contracts	—	—	(158,973)	639,149
Capital gain distributions received from affiliated funds	11	49	372	53
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(10,136,876)	12,391,340	1,510,026	34,580,576

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,365,251)	15,785,496	4,846,766	35,471,952

Capital Share Transactions (1):
Shares issued	21,731,745	22,938,606	40,995,407	48,828,100
Shares redeemed	(31,205,152)	(29,711,446)	(42,556,815)	(69,860,297)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,473,407)	(6,772,840)	(1,561,408)	(21,032,197)

Total Increase (Decrease)	(15,838,658)	9,012,656	3,285,358	14,439,755

Net Assets:
Beginning of period	158,985,357	149,972,701	263,723,682	249,283,927

End of Period	$143,146,699	$158,985,357	$267,009,040	$263,723,682

Undistributed net investment income (loss)	$—	$—	$3,225	$—
(1) Shares Issued and Redeemed:
Shares issued	2,414,557	2,712,156	4,492,253	6,099,033
Shares redeemed	(3,438,172)	(3,432,650)	(4,652,941)	(8,570,455)

	(1,023,615)	(720,494)	(160,688)	(2,471,422)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(470,247)	$(125,770)	$783,545	$729,336
Net realized gains (loss) from investment transactions	15,817,273	8,515,474	16,609,678	4,191,166
Capital gain distributions received from affiliated funds	299	25	197	12
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(23,690,557)	14,043,881	(24,906,501)	19,822,151

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,343,232)	22,433,610	(7,513,081)	24,742,665

Capital Share Transactions (1):
Shares issued	26,475,051	21,459,771	13,222,693	19,915,446
Shares redeemed	(26,112,684)	(19,723,988)	(27,892,724)	(18,088,612)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	362,367	1,735,783	(14,670,031)	1,826,834

Total Increase (Decrease)	(7,980,865)	24,169,393	(22,183,112)	26,569,499

Net Assets:
Beginning of period	107,063,955	82,894,562	119,231,071	92,661,572

End of Period	$99,083,090	$107,063,955	$97,047,959	$119,231,071

Undistributed net investment income (loss)	$—	$—	$10,976	$—
(1) Shares Issued and Redeemed:
Shares issued	2,586,123	2,509,581	1,071,865	1,852,313
Shares redeemed	(2,555,675)	(2,317,323)	(2,314,817)	(1,639,207)

	30,448	192,258	(1,242,952)	213,106

	Mid Core Value Fund		SMID Cap Growth Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$162,000	$219,223	$(201,350)	$(74,441)
Net realized gains (loss) from investment transactions	4,468,362	5,974,945	4,928,639	2,426,061
Capital gain distributions received from affiliated funds	101	29	8	22
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(5,033,277)	4,414,789	(5,952,164)	2,752,256

Net Increase (Decrease) in Net Assets Resulting from Operations	(402,814)	10,608,986	(1,224,867)	5,103,898

Capital Share Transactions (1):
Shares issued	17,749,926	9,094,291	8,051,767	14,123,022
Shares redeemed	(9,890,421)	(7,488,639)	(5,094,037)	(15,769,979)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,859,505	1,605,652	2,957,730	(1,646,957)

Total Increase (Decrease)	7,456,691	12,214,638	1,732,863	3,456,941

Net Assets:
Beginning of period	52,722,714	40,508,076	25,263,396	21,806,455

End of Period	$60,179,405	$52,722,714	$26,996,259	$25,263,396

Undistributed net investment income (loss)	$22,974	$13,934	$—	$810
(1) Shares Issued and Redeemed:
Shares issued	1,820,462	986,635	667,154	1,316,188
Shares redeemed	(920,072)	(807,490)	(420,444)	(1,474,897)

	900,390	179,145	246,710	(158,709)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$78,242	$47,218	$(620,333)	$(362,343)
Net realized gains (loss) from investment transactions	2,699,204	2,451,971	9,222,596	8,220,100
Capital gain distributions received from affiliated funds	2	20	275	10
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(4,740,942)	3,040,901	(17,791,439)	6,233,181

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,963,494)	5,540,110	(9,188,901)	14,090,948

Capital Share Transactions (1):
Shares issued	13,534,382	13,512,215	15,350,262	15,212,898
Shares redeemed	(5,387,992)	(13,428,266)	(15,899,144)	(17,299,012)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	8,146,390	83,949	(548,882)	(2,086,114)

Total Increase (Decrease)	6,182,896	5,624,059	(9,737,783)	12,004,834

Net Assets:
Beginning of period	26,765,837	21,141,778	88,184,497	76,179,663

End of Period	$32,948,733	$26,765,837	$78,446,714	$88,184,497

Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	1,131,399	1,236,790	766,922	834,174
Shares redeemed	(435,757)	(1,240,783)	(763,422)	(960,891)

	695,642	(3,993)	3,500	(126,717)

	Small Cap Value Fund		Small Cap Index Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$815,724	$1,133,601	$190,837	$186,507
Net realized gains (loss) from investment transactions	10,081,174	11,503,583	1,463,996	336,404
Net realized gains (loss) on futures contracts	—	—	80,549	178,779
Capital gain distributions received from affiliated funds	276	36	55	18
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(9,152,921)	22,220,633	(2,875,329)	5,372,334

Net Increase (Decrease) in Net Assets Resulting from Operations	1,744,253	34,857,853	(1,139,892)	6,074,042

Capital Share Transactions (1):
Shares issued	18,205,579	16,177,260	11,505,624	11,263,340
Shares redeemed	(23,938,469)	(20,633,128)	(5,114,047)	(14,817,869)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,732,890)	(4,455,868)	6,391,577	(3,554,529)

Total Increase (Decrease)	(3,988,637)	30,401,985	5,251,685	2,519,513

Net Assets:
Beginning of period	163,353,502	132,951,517	23,950,131	21,430,618

End of Period	$159,364,865	$163,353,502	$29,201,816	$23,950,131

Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	1,153,191	1,171,371	1,064,653	1,202,223
Shares redeemed	(1,489,454)	(1,487,834)	(466,411)	(1,483,090)

	(336,263)	(316,463)	598,242	(280,867)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,695,226	$1,030,194	$6,261,878	$5,062,635
Net realized gains (loss) from investment transactions	(271,784)	(167,617)	6,482,081	(4,210,382)
Net realized gains (loss) on futures contracts	(163,507)	57,098	—	—
Net realized foreign exchange gain (loss)	936	(16,761)	(5,246,874)	1,668,497
Capital gain distributions received from affiliated funds	2	46	84	259
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(9,633,728)	3,196,505	(3,771,669)	28,353,680

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,372,855)	4,099,465	3,725,500	30,874,689

Capital Share Transactions (1):
Shares issued	21,666,360	24,075,839	31,266,226	53,673,734
Shares redeemed	(7,235,871)	(10,865,995)	(45,178,865)	(35,348,099)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	14,430,489	13,209,844	(13,912,639)	18,325,635

Total Increase (Decrease)	6,057,634	17,309,309	(10,187,139)	49,200,324

Net Assets:
Beginning of period	55,800,050	38,490,741	320,107,514	270,907,190

End of Period	$61,857,684	$55,800,050	$309,920,375	$320,107,514

Undistributed net investment income (loss)	$(66,024)	$(101,509)	$(4,441,717)	$(4,807,169)
(1) Shares Issued and Redeemed:
Shares issued	2,302,313	2,691,252	1,770,841	3,300,977
Shares redeemed	(776,697)	(1,217,958)	(2,514,878)	(2,204,219)

	1,525,616	1,473,294	(744,037)	1,096,758

	Emerging Markets Equity Fund		Real Estate Securities Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$837,729	$237,510	$801,373	$759,192
Net realized gains (loss) from investment transactions	1,214,389	9,072,688	7,433,978	13,984,274
Net realized foreign exchange gain (loss)	(534,753)	(146,380)	—	—
Capital gain distributions received from affiliated funds	10	181	3	15
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(27,770,983)	11,949,894	(3,273,429)	(1,221,615)

Net Increase (Decrease) in Net Assets Resulting from Operations	(26,253,608)	21,113,893	4,961,925	13,521,866

Capital Share Transactions (1):
Shares issued	27,555,524	38,796,897	12,712,049	15,359,568
Shares redeemed	(22,088,937)	(20,892,716)	(9,747,478)	(10,568,518)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,466,587	17,904,183	2,964,571	4,791,050

Total Increase (Decrease)	(20,787,021)	39,018,076	7,926,496	18,312,916

Net Assets:
Beginning of period	141,852,526	102,834,450	68,419,577	50,106,661

End of Period	$121,065,505	$141,852,526	$76,346,073	$68,419,577

Undistributed net investment income (loss)	$(22,136)	$(115,310)	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	2,579,492	3,738,053	1,130,708	1,589,842
Shares redeemed	(2,026,110)	(2,096,559)	(860,104)	(1,060,023)

	553,382	1,641,494	270,604	529,819

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(89,262)	$(62,570)	$(428,830)	$(291,177)
Net realized gains (loss) from investment transactions	(35,049)	(86,408)	(273,400)	(106,028)
Capital gain distributions received from affiliated funds	1	—	2	15
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(927,543)	3,191,293	(2,384,516)	13,775,112

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,051,853)	3,042,315	(3,086,744)	13,377,922

Capital Share Transactions (1):
Shares issued	8,256,425	9,580,581	37,129,245	52,126,191
Shares redeemed	(3,278,603)	(2,241,267)	(18,358,801)	(8,019,935)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,977,822	7,339,314	18,770,444	44,106,256

Total Increase (Decrease)	3,925,969	10,381,629	15,683,700	57,484,178

Net Assets:
Beginning of period	24,256,489	13,874,860	119,284,000	61,799,822

End of Period	$28,182,458	$24,256,489	$134,967,700	$119,284,000

Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	793,723	1,020,147	3,318,376	5,155,157
Shares redeemed	(312,759)	(233,041)	(1,680,334)	(798,861)

	480,964	787,106	1,638,042	4,356,296

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(686,767)	$(485,635)	$(265,534)	$(193,330)
Net realized gains (loss) from investment transactions	1,540,791	248,459	615,839	425,633
Capital gain distributions received from affiliated funds	3	13	2	3
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(160,260)	19,873,128	1,722,254	5,356,680

Net Increase (Decrease) in Net Assets Resulting from Operations	693,767	19,635,965	2,072,561	5,588,986

Capital Share Transactions (1):
Shares issued	44,078,474	85,961,182	26,903,998	30,299,431
Shares redeemed	(20,248,487)	(6,542,551)	(12,138,187)	(8,063,960)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	23,829,987	79,418,631	14,765,811	22,235,471

Total Increase (Decrease)	24,523,754	99,054,596	16,838,372	27,824,457

Net Assets:
Beginning of period	199,731,885	100,677,289	72,838,819	45,014,362

End of Period	$224,255,639	$199,731,885	$89,677,191	$72,838,819

Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	4,042,085	8,726,907	2,475,222	3,017,330
Shares redeemed	(1,889,173)	(654,322)	(1,121,043)	(802,884)

	2,152,912	8,072,585	1,354,179	2,214,446

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Conservative Allocation Fund
	Year Ended 12/31/11	Year Ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(173,485)	$(128,476)
Net realized gains (loss) from investment transactions	233,499	244,279
Capital gain distributions received from affiliated funds	2	2
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	2,115,152	2,616,179

Net Increase (Decrease) in Net Assets Resulting from Operations	2,175,168	2,731,984

Capital Share Transactions (1):
Shares issued	30,482,170	23,350,009
Shares redeemed	(15,089,803)	(11,958,539)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	15,392,367	11,391,470

Total Increase (Decrease)	17,567,535	14,123,454

Net Assets:
Beginning of period	45,527,996	31,404,542

End of Period	$63,095,531	$45,527,996

Undistributed net investment income (loss)	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	2,794,967	2,269,545
Shares redeemed	(1,378,710)	(1,153,617)

	1,416,257	1,115,928

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MONEY MARKET FUND

For a share outstanding throughout each period

	Year Ended December 31
	2011 [1]		2010 [1]		2009 [1]		2008 [1]	2007
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Income from investment operations:
Net investment income (loss)	—	(c)	—	(a)	—	(a)	0.03	0.05
Net realized and unrealized gain (loss) on investment transactions	—		—		—		—	—

Total from investment operations	—		—		—		0.03	0.05

Less distributions:
Net investment income	—	(a)	—	(a)	—	(a)	(0.03)	(0.05)

Total distributions	—		—		—		(0.03)	(0.05)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total return [2,3]	0.01%		0.01%		0.44%		2.68%	4.98%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$154,213		$139,988		$168,500		$213,973	$96,017

Ratio of net expenses to average net assets	0.22%		0.33%		0.43%		0.46%	0.49%

Ratio of total expenses to average net assets	0.49%		0.47%		0.48%		0.46%	0.49%

Ratio of net investment income (loss) to average net assets	0.01%		0.01%		0.47%		2.57%	4.88%

[1]     The average shares outstanding method has been applied for per share information.

[2]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]     The Fund’s total return calculation includes a payment by an affiliate. Excluding the effect of this payment from the Fund’s ending net asset value per share, total return for the year ended December 31, 2008 would have been 2.39%.

(a)  Distributions were less than one penny per share.

LIMITED MATURITY BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2011 [1]		2010 [1]		2009 [1]		2008 [1]	2007
Net asset value, beginning of period	$11.17		$10.76		$10.57		$10.41	$10.28

Income from investment operations:
Net investment income (loss)	0.13		0.17		0.23		0.34	0.41
Net realized and unrealized gain (loss) on investment transactions	0.12		0.24		(0.04)		0.18	0.13

Total from investment operations	0.25		0.41		0.19		0.52	0.54

Less distributions:
Net investment income	—		—		—		(0.36)	(0.41)

Total distributions	—		—		—		(0.36)	(0.41)

Net asset value, end of period	$11.42		$11.17		$10.76		$10.57	$10.41

Total return [2]	2.24%		3.71%		1.89%		5.03%	5.22%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$174,290		$152,447		$111,501		$75,660	$57,523

Ratio of total expenses to average net assets	0.58%		0.58%		0.60%		0.60%	0.60%

Ratio of net investment income (loss) to average net assets	1.14%		1.56%		2.20%		3.24%	4.55%

Portfolio turnover rate	50%		38%		64%		106%	39%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

QUALITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011 [1]	2010 [1]	2009 [1]	2008 [1]	2007
Net asset value, beginning of period	$11.56	$10.90	$10.36	$10.50	$10.31

Income from investment operations:
Net investment income (loss)	0.32	0.28	0.36	0.47	0.47
Net realized and unrealized gain (loss) on investment transactions	0.85	0.38	0.26	0.07	0.18

Total from investment operations	1.17	0.66	0.62	0.54	0.65

Less distributions:
Net investment income	—	—	— (a)	(0.50)	(0.46)
Net realized gains	—	—	(0.08)	(0.18)	—

Total distributions	—	—	(0.08)	(0.68)	(0.46)

Net asset value, end of period	$12.73	$11.56	$10.90	$10.36	$10.50

Total return [2]	10.12%	6.06%	6.02%	5.10%	6.33%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$477,606	$418,957	$327,724	$221,730	$183,611

Ratio of total expenses to average net assets	0.57%	0.58%	0.61%	0.60%	0.59%

Ratio of net investment income (loss) to average net assets	2.62%	2.48%	3.38%	4.44%	4.71%

Portfolio turnover rate	44%	69%	87%	273%	55%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

HIGH YIELD BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2011 [1]	2010 [1]	2009 [1]	2008 [1]	2007
Net asset value, beginning of period	$8.46	$7.41	$5.05	$7.58	$7.88

Income (loss) from investment operations:
Net investment income (loss)	0.62	0.61	0.56	0.58	0.58
Net realized and unrealized gain (loss) on investment transactions	(0.36)	0.44	1.80	(2.40)	(0.30)

Total from investment operations	0.26	1.05	2.36	(1.82)	0.28

Less distributions:
Net investment income	—	—	—	(0.71)	(0.58)

Total distributions	—	—	—	(0.71)	—

Net asset value, end of period	$8.72	$8.46	$7.41	$5.05	$7.58

Total return [2]	3.07%	14.17%	46.44%	(23.98% )	3.57%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$141,290	$131,682	$103,574	$57,995	$86,451

Ratio of total expenses to average net assets	0.83%	0.85%	0.87%	0.86%	0.84%

Ratio of net investment income (loss) to average net assets	7.16%	7.73%	8.97%	8.29%	6.97%

Portfolio turnover rate	58%	61%	59%	53%	67%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011 [1]	2010 [1]	2009 [1]		2008 [1]	2007
Net asset value, beginning of period	$24.71	$21.69	$16.33		$23.72	$25.12

Income (loss) from investment operations:
Net investment income (loss)	0.40	0.35	0.41		0.46	0.59
Net realized and unrealized gain (loss) on investment transactions	0.35	2.67	4.95		(6.99)	0.52

Total from investment operations	0.75	3.02	5.36		(6.53)	1.11

Less distributions:
Net investment income	—	—	—	(a)	(0.59)	(0.58)
Net realized gains	—	—	—		(0.27)	(1.93)

Total distributions	—	—	—		(0.86)	(2.51)

Net asset value, end of period	$25.46	$24.71	$21.69		$16.33	$23.72

Total return [2]	3.04%	13.92%	32.92%		(27.83% )	4.47%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$1,655,254	$1,583,104	$1,286,902		$948,507	$1,440,753

Ratio of total expenses to average net assets	0.84%	0.85%	0.85%		0.85%	0.83%

Ratio of net investment income (loss) to average net assets	1.60%	1.55%	2.22%		2.15%	2.34%

Portfolio turnover rate	83%	67%	89%		103%	61%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

BALANCED FUND

For a share outstanding throughout each period

	Year Ended December 31,						For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]		2010 [1]		2009 [1]
Net asset value, beginning of period	$10.80		$9.67		$8.19		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.02)		(0.01)		0.28
Capital gain distributions received from affiliated funds	—		—		0.03		0.05
Net realized and unrealized gain (loss) on investment transactions	0.62		1.15		1.46		(1.81)

Total from investment operations	0.60		1.13		1.48		(1.48)

Less distributions:
Net investment income	—		—		—		(0.33)

Total distributions	—		—		—		(0.33)

Net asset value, end of period	$11.40		$10.80		$9.67		$8.19

Total return [2]	5.56%		11.69%		18.07%		(14.74%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$65,342		$64,311		$60,114		$56,422

Ratio of net expenses to average net assets [3]	0.18%		0.18%		0.17%		0.22%	*

Ratio of total expenses to average net assets [3]	0.24%		0.24%		0.24%		0.26%	*

Ratio of net investment income (loss) to average net assets	(0.18%	)	(0.18%	)	(0.17%	)	9.09%	*

Portfolio turnover rate	17%		18%		19%		23%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011 [1]	2010 [1]		2009 [1]		2008 [1]	2007
Net asset value, beginning of period	$15.44	$13.22		$9.25		$15.96	$14.68

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.02)		—	(a)	0.03	0.06
Net realized and unrealized gain (loss) on investment transactions	(0.21)	2.24		3.97		(6.71)	1.28

Total from investment operations	(0.24)	2.22		3.97		(6.68)	1.34

Less distributions:
Net investment income	—	—		—	(a)	(0.03)	(0.06)

Total distributions	—	—		—		(0.03)	(0.06)

Net asset value, end of period	$15.20	$15.44		$13.22		$9.25	$15.96

Total return [2]	(1.55% )	16.79%		42.93%		(41.87% )	9.16%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$176,692	$174,372		$143,167		$89,852	$152,939

Ratio of total expenses to average net assets	0.93%	0.94%		0.97%		0.98%	0.94%

Ratio of net investment income (loss) to average net assets	(0.19% )	(0.18%	)	0.02%		0.24%	0.37%

Portfolio turnover rate	33%	43%		58%		54%	55%

[1]     The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions and net investment income were less than one penny per share.

LARGE CAP GROWTH FUND For a share outstanding throughout each period
	Year Ended December 31,
	2011 [1]	2010 [1]		2009 [1]		2008	2007
Net asset value, beginning of period	$9.31	$8.28		$6.02		$10.98	$11.05

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.01)		0.02		0.02	0.06
Net realized and unrealized gain (loss) on investment transactions	(0.61)	1.04		2.24		(4.79)	0.45

Total from investment operations	(0.63)	1.03		2.26		(4.77)	0.51

Less distributions:
Net investment income	—	—		—		(0.03)	(0.06)
Net realized gains	—	—		—		(0.16)	(0.52)

Total distributions	—	—		—		(0.19)	(0.58)

Net asset value, end of period	$8.68	$9.31		$8.28		$6.02	$10.98

Total return [2]	(6.77% )	12.44%		37.54%		(43.82% )	4.71%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$37,465	$33,542		$27,870		$17,537	$29,551

Ratio of net expenses to average net assets	0.96%	1.00%		1.00%		0.96%	0.83%

Ratio of total expenses to average net assets	0.96%	1.00%		1.12%		0.96%	0.87%

Ratio of net investment income (loss) to average net assets	(0.25% )	(0.10%	)	0.22%		0.19%	0.53%

Portfolio turnover rate	153%	176%		121%		287%	55%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,					For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]	2010 [1]		2009 [1]
Net asset value, beginning of period	$9.78	$8.34		$6.14		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	—		0.03		0.02
Net realized and unrealized gain (loss) on investment transactions	(0.48)	1.44		2.17		(3.87)

Total from investment operations	(0.49)	1.44		2.20		(3.85)

Less distributions:
Net investment income	—	—		—	(a)	(0.01)

Total distributions	—	—		—		(0.01)

Net asset value, end of period	$9.29	$9.78		$8.34		$6.14

Total return [2]	(5.01% )	17.27%		35.89%		(38.45%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$100,397	$123,153		$126,510		$100,096

Ratio of net expenses to average net assets	0.90%	0.71%		0.64%		0.64%	*

Ratio of total expenses to average net assets	0.90%	0.85%		0.86%		0.90%	*

Ratio of net investment income (loss) to average net assets	(0.11% )	(0.01%	)	0.50%		0.69%	*

Portfolio turnover rate	115%	115%		155%		55%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011 [1]	2010 [1]	2009 [1]	2008	2007
Net asset value, beginning of period	$14.47	$12.60	$9.43	$17.65	$19.60

Income (loss) from investment operations:
Net investment income (loss)	0.18	0.11	0.16	0.20	0.26
Net realized and unrealized gain (loss) on investment transactions	(0.82)	1.76	3.01	(8.05)	0.45

Total from investment operations	(0.64)	1.87	3.17	(7.85)	0.71

Less distributions:
Net investment income	—	—	—	(0.25)	(0.29)
Net realized gains	—	—	—	(0.12)	(2.37)

Total distributions	—	—	—	(0.37)	(2.66)

Net asset value, end of period	$13.83	$14.47	$12.60	$9.43	$17.65

Total return [2]	(4.42% )	14.84%	33.62%	(44.62% )	3.73%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$166,056	$167,918	$143,038	$106,616	$219,951

Ratio of net expenses to average net assets	0.89%	0.89%	0.90%	0.90%	0.86%

Ratio of total expenses to average net assets	0.89%	0.89%	0.90%	0.90%	0.87%

Ratio of net investment income (loss) to average net assets	1.24%	0.86%	1.53%	1.42%	1.25%

Portfolio turnover rate	87%	112%	120%	228%	92%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,			For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]	2010 [1]	2009 [1]
Net asset value, beginning of period	$9.31	$8.43	$7.22	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14	0.12	0.14	0.07
Net realized and unrealized gain (loss) on investment transactions	(0.53)	0.76	1.07	(2.78)

Total from investment operations	(0.39)	0.88	1.21	(2.71)

Less distributions:
Net investment income	—	—	—	(0.07)

Total distributions	—	—	—	(0.07)

Net asset value, end of period	$8.92	$9.31	$8.43	$7.22

Total return [2]	(4.19% )	10.44%	16.76%	(27.05%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$143,147	$158.985	$149,973	$114,167

Ratio of net expenses to average net assets	0.89%	0.61%	0.54%	0.54%	*

Ratio of total expenses to average net assets	0.89%	0.75%	0.75%	0.79%	*

Ratio of net investment income (loss) to average net assets	1.52%	1.46%	1.94%	2.40%	*

Portfolio turnover rate	51%	35%	62%	31%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

INDEX 500 FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011 [1]	2010 [1]	2009 [1]	2008	2007
Net asset value, beginning of period	$9.09	$7.92	$6.28	$10.11	$9.78

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.14	0.13	0.17	0.17
Net realized and unrealized gain (loss) on investment transactions	—	1.03	1.51	(3.82)	0.33

Total from investment operations	0.16	1.17	1.64	(3.65)	0.50

Less distributions:
Net investment income	—	—	—	(0.18)	(0.17)

Total distributions	—	—	—	(0.18)	(0.17)

Net asset value, end of period	$9.25	$9.09	$7.92	$6.28	$10.11

Total return [2]	1.76%	14.77%	26.11%	(36.08% )	5.09%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$267,009	$263,724	$249,284	$195,078	$254,462

Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.36%	0.36%	0.37%	0.37%	0.35%

Ratio of net investment income (loss) to average net assets	1.71%	1.68%	1.97%	2.02%	1.64%

Portfolio turnover rate	4%	5%	6%	6%	4%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011 [1]	2010 [1]		2009 [1]		2008 [1]	2007
Net asset value, beginning of period	$10.16	$8.01		$5.42		$10.60	$8.47

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.01)		(0.01)		(0.02)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	(0.75)	2.16		2.60		(5.16)	2.17

Total from investment operations	(0.79)	2.15		2.59		(5.18)	2.13

Net asset value, end of period	$9.37	$10.16		$8.01		$5.42	$10.60

Total return [2]	(7.78% )	26.84%		47.79%		(48.87% )	25.15%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$99,083	$107,064		$82,895		$57,747	$112,637

Ratio of net expenses to average net assets	1.00%	1.00%		1.00%		1.00%	0.97%

Ratio of total expenses to average net assets	1.00%	1.00%		1.01%		1.02%	1.00%

Ratio of net investment income (loss) to average net assets	(0.42% )	(0.14%	)	(0.22%	)	(0.20% )	(0.46% )

Portfolio turnover rate	110%	106%		102%		162%	137%

[1]     The average shares outstanding method has been applied for per share information.

[2]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

MID CAP VALUE FUND For a share outstanding throughout each period
	Year Ended December 31,
	2011 [1]	2010 [1]		2009 [1]		2008 [1]	2007
Net asset value, beginning of period	$12.59	$10.01		$6.81		$13.12	$13.59

Income (loss) from investment operations:
Net investment income (loss)	0.09	0.08		0.05		0.10	0.11
Net realized and unrealized gain (loss) on investment transactions	(0.88)	2.50		3.15		(6.31)	0.38

Total from investment operations	(0.79)	2.58		3.20		(6.21)	0.49

Less distributions:
Net investment income	—	—		—		(0.10)	(0.13)
Return of capital	—	—		—		—	(0.03)
Net realized gains	—	—		—		—	(0.80)

Total distributions	—	—		—		(0.10)	(0.96)

Net asset value, end of period	$11.80	$12.59		$10.01		$6.81	$13.12

Total return [2]	(6.27% )	25.77%		46.99%		(47.26% )	3.77%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$97,048	$119,231		$92,662		$60,507	$125,718

Ratio of net expenses to average net assets	0.84%	0.84%		0.85%		0.86%	0.79%

Ratio of total expenses to average net assets	0.84%	0.84%		0.85%		0.86%	0.83%

Ratio of net investment income (loss) to average net assets	0.70%	0.71%		0.69%		0.89%	0.73%

Portfolio turnover rate	106%	37%		43%		58%	73%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011 [1]	2010 [1]	2009 [1]	2008 [1]	2007
Net asset value, beginning of period	$10.75	$8.57	$6.80	$11.78	$13.23

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.05	0.03	0.14	0.07
Net realized and unrealized gain (loss) on investment transactions	(0.41)	2.13	1.74	(4.66)	0.03

Total from investment operations	(0.38)	2.18	1.77	(4.52)	0.10

Less distributions:
Net investment income	—	—	—	(0.16)	(0.07)
Net realized gains	—	—	—	(0.30)	(1.48)

Total distributions	—	—	—	(0.46)	(1.55)

Net asset value, end of period	$10.37	$10.75	$8.57	$6.80	$11.78

Total return [2]	(3.53% )	25.44%	26.03%	(38.89% )	0.85%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$60,179	$52,723	$40,508	$29,895	$48,465

Ratio of net expenses to average net assets	1.08%	1.11%	1.20%	1.08%	1.04%

Ratio of total expenses to average net assets	1.08%	1.11%	1.20%	1.08%	1.05%

Ratio of net investment income (loss) to average net assets	0.29%	0.49%	0.43%	1.49%	0.57%

Portfolio turnover rate	51%	75%	116%	39%	40%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,					For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]	2010 [1]		2009 [1]
Net asset value, beginning of period	$12.51	$10.01		$6.51		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.04)		(0.04)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	(0.50)	2.54		3.54		(3.48)

Total from investment operations	(0.59)	2.50		3.50		(3.49)

Net asset value, end of period	$11.92	$12.51		$10.01		$6.51

Total return [2]	(4.72% )	24.85%		54.15%		(35.00%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$26,996	$25,263		$21,806		$4,250

Ratio of net expenses to average net assets	1.05%	1.05%		1.05%		1.05%	*

Ratio of total expenses to average net assets	1.13%	1.23%		1.41%		1.69%	*

Ratio of net investment income (loss) to average net assets	(0.77% )	(0.36%	)	(0.43%	)	(0.36%	)*

Portfolio turnover rate	160%	95%		65%		21%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,			For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]	2010 [1]	2009 [1]
Net asset value, beginning of period	$12.56	$9.90	$6.80	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.02	0.02	0.04
Net realized and unrealized gain (loss) on investment transactions	(0.93)	2.64	3.08	(3.21)

Total from investment operations	(0.90)	2.66	3.10	(3.17)

Less distributions:
Net investment income	—	—	—	(0.03)

Total distributions	—	—	—	(0.03)

Net asset value, end of period	$11.66	$12.56	$9.90	$6.80

Total return [1]	(7.17% )	26.87%	45.59%	(31.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$32,949	$26,766	$21,142	$4,752

Ratio of net expenses to average net assets	1.14%	1.14%	1.14%	1.14%	*

Ratio of total expenses to average net assets	1.31%	1.36%	1.52%	1.83%	*

Ratio of net investment income (loss) to average net assets	0.27%	0.22%	0.30%	1.37%	*

Portfolio turnover rate	69%	81%	49%	14%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011 [1]	2010 [1]		2009 [1]		2008 [1]	2007
Net asset value, beginning of period	$20.43	$17.15		$10.81		$21.64	$20.09

Income (loss) from investment operations:
Net investment income (loss)	(0.15)	(0.08)		(0.09)		(0.09)	(0.11)
Net realized and unrealized gain (loss) on investment transactions	(2.12)	3.36		6.43		(10.74)	1.66

Total from investment operations	(2.27)	3.28		6.34		(10.83)	1.55

Net asset value, end of period	$18.16	$20.43		$17.15		$10.81	$21.64

Total return [2]	(11.11% )	19.13%		58.65%		(50.05% )	7.72%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$78,447	$88,184		$76,180		$48,008	$99,593

Ratio of total expenses to average net assets	1.08%	1.08%		1.11%		1.07%	1.02%

Ratio of net investment income (loss) to average net assets	(0.71% )	(0.45%	)	(0.67%	)	(0.59% )	(0.50%	)

Portfolio turnover rate	125%	125%		163%		190%	107%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011 [1]	2010 [1]	2009 [1]	2008 [1]	2007
Net asset value, beginning of period	$16.07	$12.68	$9.99	$14.07	$17.70

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.11	0.09	0.09	0.12
Net realized and unrealized gain (loss) on investment transactions	0.06	3.28	2.60	(3.88)	(1.03)

Total from investment operations	0.14	3.39	2.69	(3.79)	(0.91)

Less distributions:
Net investment income	—	—	—	(0.11)	(0.12)
Net realized gains	—	—	—	(0.18)	(2.60)

Total distributions	—	—	—	(0.29)	(2.72)

Net asset value, end of period	$16.21	$16.07	$12.68	$9.99	$14.07

Total return [2]	0.87%	26.74%	26.93%	(27.15% )	(5.30% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$159,365	$163,354	$132,952	$109,336	$170,004

Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.14%

Ratio of total expenses to average net assets	1.15%	1.15%	1.17%	1.15%	1.14%

Ratio of net investment income (loss) to average net assets	0.51%	0.80%	0.86%	0.66%	0.64%

Portfolio turnover rate	47%	49%	60%	66%	67%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,			For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]	2010 [1]	2009 [1]
Net asset value, beginning of period	$11.08	$8.78	$6.96	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.08	0.07	0.04
Net realized and unrealized gain (loss) on investment transactions	(0.58)	2.22	1.75	(3.04)

Total from investment operations	(0.50)	2.30	1.82	(3.00)

Less distributions:
Net investment income	—	—	—	(0.04)

Total distributions	—	—	—	(0.04)

Net asset value, end of period	$10.58	$11.08	$8.78	$6.96

Total return [2]	(4.51% )	26.20%	26.15%	(29.96%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$29,202	$23,950	$21,431	$8,208

Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.55%	*

Ratio of total expenses to average net assets	0.91%	1.30%	2.01%	2.09%	*

Ratio of net investment income (loss) to average net assets	0.70%	0.89%	0.94%	1.59%	*

Portfolio turnover rate	18%	56%	22%	3%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]	2010 [1]	2009 [1]
Net asset value, beginning of period	$9.83	$9.15	$7.12		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.27	0.20	0.18		0.05
Net realized and unrealized gain (loss) on investment transactions	(1.51)	0.48	1.85		(2.90)

Total from investment operations	(1.24)	0.68	2.03		(2.85)

Less distributions:
Net investment income	—	—	—	(a)	(0.03)

Total distributions	—	—	—		(0.03)

Net asset value, end of period	$8.59	$9.83	$9.15		$7.12

Total return [2]	(12.61% )	7.43%	28.52%		(28.50%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$61,858	$55,800	$38,491		$12,201

Ratio of net expenses to average net assets	0.59%	0.59%	0.59%		0.59%	*

Ratio of total expenses to average net assets	1.01%	1.21%	2.15%		4.65%	*

Ratio of net investment income (loss) to average net assets	2.80%	2.27%	2.27%		2.06%	*

Portfolio turnover rate	1%	6%	1%		—	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011 [1]	2010 [1]	2009 [1]	2008 [1]	2007
Net asset value, beginning of period	$17.55	$15.80	$13.12	$24.09	$24.27

Income (loss) from investment operations:
Net investment income (loss)	0.35	0.29	0.26	0.25	0.31
Net realized and unrealized gain (loss) on investment transactions	(0.19)	1.46	2.58	(10.01)	4.33

Total from investment operations	0.16	1.75	2.84	(9.76)	4.64

Less distributions:
Net investment income	—	—	(0.16)	(0.43)	(0.15)
Net realized gains	—	—	—	(0.78)	(4.67)

Total distributions	—	—	(0.16)	(1.21)	(4.82)

Net asset value, end of period	$17.71	$17.55	$15.80	$13.12	$24.09

Total return [2]	0.91%	11.08%	21.74%	(41.28% )	20.05%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$309,920	$320,108	$270,907	$213,117	$381,328

Ratio of net expenses to average net assets	1.20%	1.24%	1.27%	1.27%	1.16%

Ratio of total expenses to average net assets	1.20%	1.24%	1.27%	1.27%	1.18%

Ratio of net investment income (loss) to average net assets	1.95%	1.77%	1.89%	1.33%	1.14%

Portfolio turnover rate	30%	34%	48%	108%	95%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]	2010 [1]	2009 [1]
Net asset value, beginning of period	$11.82	$9.92	$5.99		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.02	0.03		—
Net realized and unrealized gain (loss) on investment transactions	(2.25)	1.88	3.90		(3.99)

Total from investment operations	(2.18)	1.90	3.93		(3.99)

Less distributions:
Net investment income	—	—	—	(a)	(0.02)

Total distributions	—	—	—		(0.02)

Net asset value, end of period	$9.64	$11.82	$9.92		$5.99

Total return [2]	(18.44% )	19.15%	65.64%		(39.86%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$121,066	$141,853	$102,834		$52,204

Ratio of net expenses to average net assets	1.68%	1.62%	1.58%		1.58%	*

Ratio of total expenses to average net assets	1.91%	2.07%	2.20%		1.83%	*

Ratio of net investment income (loss) to average net assets	0.63%	0.21%	0.37%		0.04%	*

Portfolio turnover rate	60%	62%	70%		37%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

REAL ESTATE SECURITIES FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011 [1,3]	2010 [1]	2009 [1]	2008 [1]	2007
Net asset value, beginning of period	$10.80	$8.63	$6.82	$12.00	$18.10

Income (loss) from investment operations:
Net investment income (loss)	0.12	0.12	0.19	0.25	0.30
Net realized and unrealized gain (loss) on investment transactions	0.64	2.05	1.62	(5.02)	(3.49)

Total from investment operations	0.76	2.17	1.81	(4.77)	(3.19)

Less distributions:
Net investment income	—	—	—	(0.25)	(0.33)
Return of capital	—	—	—	(0.16)	(0.16)
Net realized gains	—	—	—	—	(2.42)

Total distributions	—	—	—	(0.41)	(2.91)

Net asset value, end of period	$11.56	$10.80	$8.63	$6.82	$12.00

Total return [2]	7.04%	25.14%	26.54%	(39.38% )	(17.87% )
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$76,346	$68,420	$50,107	$33,240	$53,684

Ratio of total expenses to average net assets	1.00%	1.01%	1.03%	1.02%	0.99%

Ratio of net investment income (loss) to average net assets	1.09%	1.26%	2.93%	2.30%	1.37%

Portfolio turnover rate	144%	180%	163%	86%	85%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	Prior to May 1, 2011, the Real Estate Securities Fund was named the REIT Fund.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,					For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]	2010 [1]		2009 [1]
Net asset value, beginning of period	$10.39	$8.96		$6.95		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.03)		(0.01)		0.24
Capital gain distributions received from affiliated funds	—	—		—		0.03
Net realized and unrealized gain (loss) on investment transactions	(0.35)	1.46		2.02		(3.21)

Total from investment operations	(0.38)	1.43		2.01		(2.94)

Less distributions:
Net investment income	—	—		—		(0.10)
Net realized gains	—	—		—	(a)	(0.01)

Total distributions	—	—		—		(0.11)

Net asset value, end of period	$10.01	$10.39		$8.96		$6.95

Total return [2]	(3.66% )	15.96%		28.94%		(29.39%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$28,182	$24,256		$13,875		$1,509

Ratio of net expenses to average net assets [3]	0.33%	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.38%	0.40%		0.48%		2.97%	*

Ratio of net investment income (loss) to average net assets	(0.33% )	(0.33%	)	(0.16%	)	9.66%	*

Portfolio turnover rate	29%	28%		39%		21%	#

*   Annualized

#   Non-annualized

[1]     The average shares outstanding method has been applied for per share information.

[2]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]     The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)   Distributions were less than one penny per share.

MODERATELY AGGRESSIVE ALLOCATION FUND For a share outstanding throughout each period
	Year Ended December 31,					For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]	2010 [1]		2009 [1]
Net asset value, beginning of period	$11.13	$9.72		$7.64		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.03)		(0.02)		0.39
Capital gain distributions received from affiliated funds	—	—		0.01		0.05
Net realized and unrealized gain (loss) on investment transactions	(0.16)	1.44		2.09		(2.65)

Total from investment operations	(0.20)	1.41		2.08		(2.21)

Less distributions:
Net investment income	—	—		—		(0.15)
Net realized gains	—	—		—	(a)	—	(a)

Total distributions	—	—		—		(0.15)

Net asset value, end of period	$10.93	$11.13		$9.72		$7.64

Total return [2]	(1.80% )	14.51%		27.25%		(22.06%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$134,968	$119,284		$61,800		$11,656

Ratio of net expenses to average net assets [3]	0.32%	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.32%	0.33%		0.34%		0.70%	*

Ratio of net investment income (loss) to average net assets	(0.32% )	(0.33%	)	(0.18%	)	14.72%	*

Portfolio turnover rate	30%	26%		49%		21%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,						For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]		2010 [1]		2009 [1]
Net asset value, beginning of period	$10.73		$9.56		$7.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.03)		(0.02)		0.40
Capital gain distributions received from affiliated funds	—		—		0.01		0.06
Net realized and unrealized gain (loss) on investment transactions	0.10		1.20		1.64		(2.34)

Total from investment operations	0.07		1.17		1.63		(1.88)

Less distributions:
Net investment income	—		—		—		(0.19)
Net realized gains	—		—		—	(a)	—	(a)

Total distributions	—		—		—		(0.19)

Net asset value, end of period	$10.80		$10.73		$9.56		$7.93

Total return [2]	0.65%		12.24%		20.58%		(18.77%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$224,256		$199,732		$100,677		$13,244

Ratio of net expenses to average net assets [3]	0.32%		0.32%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.32%		0.32%		0.33%		0.59%	*

Ratio of net investment income (loss) to average net assets	(0.32%	)	(0.32%	)	(0.20%	)	14.00%	*

Portfolio turnover rate	26%		22%		30%		23%	#

*   Annualized

#   Non-annualized

[1]     The average shares outstanding method has been applied for per share information.

[2]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]     The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)   Distributions were less than one penny per share.

MODERATELY CONSERVATIVE ALLOCATION FUND For a share outstanding throughout each period
	Year Ended December 31,						For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]		2010 [1]		2009 [1]
Net asset value, beginning of period	$10.67		$9.75		$8.40		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.03)		(0.02)		0.34
Capital gain distributions received from affiliated funds	—		—		0.02		0.06
Net realized and unrealized gain (loss) on investment transactions	0.33		0.95		1.35		(1.74)

Total from investment operations	0.29		0.92		1.35		(1.34)

Less distributions:
Net investment income	—		—		—	(a)	(0.24)
Net realized gains	—		—		—		(0.02)

Total distributions	—		—		—		(0.26)

Net asset value, end of period	$10.96		$10.67		$9.75		$8.40

Total return [2]	2.72%		9.32%		16.19%		(13.48%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$89,677		$72,839		$45,014		$8,313

Ratio of net expenses to average net assets [3]	0.33%		0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.33%		0.34%		0.36%		0.61%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.33%	)	(0.22%	)	11.40%	*

Portfolio turnover rate	30%		35%		46%		38%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,					For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]		2010 [1]		2009 [1]
Net asset value, beginning of period	$10.71		$10.01		$9.05	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.03)		(0.02)	0.43
Capital gain distributions received from affiliated funds	—		—		0.02	0.07
Net realized and unrealized gain (loss) on investment transactions	0.46		0.73		0.97	(1.17)

Total from investment operations	0.42		0.70		0.97	(0.67)

Less distributions:
Net investment income	—		—		— (a)	(0.28)
Net realized gains	—		—		(0.01)	—

Total distributions	—		—		(0.01)	(0.28)

Net asset value, end of period	$11.13		$10.71		$10.01	$9.05

Total return [2]	3.92%		6.89%		10.80%	(6.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$63,096		$45,528		$31,405	$8,139

Ratio of net expenses to average net assets [3]	0.33%		0.33%		0.33%	0.33%	*

Ratio of total expenses to average net assets [3]	0.34%		0.35%		0.38%	0.63%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.33%	)	(0.21% )	13.26%	*

Portfolio turnover rate	39%		46%		73%	27%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOF”) — Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The Penn Series FOF are the following Funds: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities may be valued by recognized independent third-party pricing agents, employing methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security’s primary market is temporarily closed at a time when under normal conditions it would be open. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded.

Certain events may occur between the time that foreign markets close, on which securities held by the Funds principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

third-party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The valuations obtained may not necessarily be the price that would be obtained upon sale of these securities.

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds’ net assets as of December 31, 2011 is included with each Fund’s Schedule of Investments.

For the year ended December 31, 2011, there have been no significant changes to the Funds’ fair value methodologies.

New Accounting Pronouncements — In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is evaluating the implications of ASU 2011-04 and its impact on the Financial Statements has not been determined.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Bank Loans — Certain Funds invests in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Funds invest in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Funds having contractual relationships only

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

with the Lender, not with the sovereign borrower. The Funds have the right to receive payments of principal, interest and any fees to which they are entitled from the Lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Funds will not benefit directly from any collateral supporting the Loan in which they have purchased the Participation. As a result, the Funds assume the credit risk of both the borrower and the Lender that is selling the Participation.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

DIVIDENDS TO SHAREHOLDERS: Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2011 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2011, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from real estate investment trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in a Fund’s records.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

Independence Capital Management, Inc. (“ICMI”), a wholly owned subsidiary of The Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

Fund	Sub-adviser
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Turner Investment Partners, Inc.
Large Core Growth Fund	Wells Capital Management, Inc.
Large Cap Value Fund	OppenheimerFunds, Inc.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSgA Fund Management, Inc.
Mid Cap Growth Fund	Turner Investment Partners, Inc.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

Fund	Sub-adviser
Mid Cap Value Fund	Neuberger Berman Management, Inc.
Mid Core Value Fund	Lord, Abbett & Co. LLC
SMID Cap Growth Fund	Wells Capital Management, Inc.
SMID Cap Value Fund	Alliance Bernstein, LP
Small Cap Growth Fund	Allianz Global Investors Capital
Small Cap Value Fund	Goldman Sachs Asset Management, LP
Small Cap Index Fund	SSgA Fund Management, Inc.
Developed International Index Fund	SSgA Fund Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management, Inc.
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.

Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Large Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Growth Fund: 0.55%; Large Core Growth Fund: 0.60%; Large Cap Value Fund: 0.60%; Large Core Value Fund: 0.60%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Mid Core Value Fund: 0.72%; SMID Cap Growth Fund: 0.75%; SMID Cap Value Fund: 0.95%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; Small Cap Index Fund: 0.30%; Developed International Index Fund: 0.30%; International Equity Fund: 0.85%; Emerging Markets Equity Fund: 1.18% for the first $2.5 billion and 1.00% thereafter; Real Estate Securities Fund: 0.70%, Aggressive Allocation Fund: 0.10%; Moderately Aggressive Allocation Fund: 0.10%; Moderate Allocation Fund: 0.10%; Moderately Conservative Allocation Fund: 0.10% and Conservative Allocation Fund: 0.10%. The Balanced Fund does not pay an investment advisory fee to ICMI.

For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services

Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund’s average daily net assets.

Accounting Services

Under an accounting services agreement, The Bank of New York Mellon Asset Servicing, Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity, Emerging Markets Equity, Developed International Index and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FoFs shall be an asset based fee of 0.01% of each such portfolio’s average assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. Each international fund’s minimum annual fee is $48,000. The Money Market Fund pays no minimum annual fee. The International Equity, Emerging Markets Equity and Developed International Index Funds pay BNY Mellon 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Transfer Agent Services

Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

Custodial Services

Effective July 18, 2011, The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.01%. The Bank of New York Mellon, Inc. serves as foreign sub-custodian for Penn Series. There is a separate custody fee schedule for foreign securities. Prior to July 18, 2011, PFPC Trust served as custodian and JPMorgan Chase served as sub-custodian for Penn Series.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by its investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses and extraordinary expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.80%	SMID Cap Growth	1.05%
Limited Maturity Bond	0.90%	SMID Cap Value	1.14%
Quality Bond	0.90%	Small Cap Growth	1.15%
High Yield Bond	0.90%	Small Cap Value	1.15%
Flexibly Managed	1.00%	Small Cap Index	0.55%
Balanced*	0.62%	Developed International Index	0.59%
Large Growth Stock	1.00%	International Equity	1.50%
Large Cap Growth	1.00%	Emerging Markets Equity	1.85%
Large Core Growth	1.00%	Real Estate Securities	1.25%
Large Cap Value	1.00%	Aggressive Allocation*	0.33%
Large Core Value	1.00%	Moderately Aggressive Allocation*	0.33%
Index 500	0.40%	Moderate Allocation*	0.33%
Mid Cap Growth	1.00%	Moderately Conservative Allocation*	0.33%
Mid Cap Value	1.00%	Conservative Allocation*	0.33%
Mid Core Value	1.25%

*For FoFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.

Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund’s total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time. In addition, effective September 1, 2010, Penn Mutual and ICMI currently intend to voluntarily waive a portion of their fees and/or reimburse expenses so that the Emerging Markets Equity Fund’s total expenses do not exceed 1.68%.

If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by ICMI and Penn Mutual and shall be payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month.

Penn Mutual and ICMI may recover any administrative fees or advisory fees that were waived in the preceding three fiscal years as long as it would not cause the Fund to exceed its expense limitation.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

As of December 31, 2011, the following Funds had waived and/or reimbursed administrative and corporate services fees that are subject to potential recapture by Penn Mutual through the periods stated below:

	Various Months Ending December 31, 2012	Various Months Ending December 31, 2013	Various Months Ending December 31, 2014
Money Market Fund	$3,272	$721	$128,050
Index 500 Fund	52,491	26,437	17,875
Mid Cap Growth Fund	16,713	2,541	1,149
Balanced Fund	39,583	36,499	33,707

During the year ended December 31, 2011, the following Funds recaptured administrative and corporate services fees paid to Penn Mutual and are included in other expenses on the statement of operations:

Large Cap Growth Fund	$13,472
Mid Cap Growth Fund	9,958

As of December 31, 2011, the following Funds had waived and/or reimbursed advisory fees that are subject to potential recapture by ICMI through the periods stated below:

	Various Months Ending December 31, 2012	Various Months Ending December 31, 2013	Various Months Ending December 31, 2014
Money Market Fund	$87,849	$234,908	$272,008
Large Core Growth Fund	239,184	173,522	—
Large Core Value Fund	261,282	206,004	—
SMID Cap Growth Fund	44,102	36,023	20,314
SMID Cap Value Fund	44,109	47,247	48,883
Small Cap Value Fund	9,329	6,002	4,624
Small Cap Index Fund	192,617	157,501	97,702
Developed International Index Fund	345,131	282,565	257,004
Emerging Markets Equity Fund	459,043	448,789	115,934
Aggressive Allocation Fund	11,429	13,439	12,299
Moderately Conservative Allocation Fund	6,823	3,741	499
Conservative Allocation Fund	8,824	8,080	4,176

During the year ended December 31, 2011, the following Funds recaptured advisory fees paid to ICMI and are included in other expenses on the statement of operations:

Small Cap Value Fund	$11,620
Moderately Aggressive Allocation Fund	5,295
Moderately Conservative Allocation Fund	2,815

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, ICMI, and Penn Mutual, entered into an agreement whereby ICMI and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, ICMI and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to ICMI and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.

Total fees of $244,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2011. Other than Penn Series’ Chief Compliance Officer, no person received compensation from Penn

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

Series who is an officer, interested director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2011 are as follows:

Money Market Fund	$5,630,898
Quality Bond Fund	8,775,756
High Yield Bond Fund	3,943,031
Flexibly Managed Fund	39,735,096
Large Growth Stock Fund	30,739,374
Index 500 Fund	17,977,177
Mid Cap Growth Fund	4,635,844
Mid Core Value Fund	3,269,271
SMID Cap Growth Fund	4,102,369
SMID Cap Value Fund	4,007,636
Small Cap Growth Fund	3,660,100
Small Cap Value Fund	6,253,810
International Equity Fund	19,187,790
Large Core Value	28,178,684
Emerging Markets Equity	3,822,711
Small Cap Index Fund	2,879,198
Developed International Index	2,895,663

Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the adviser or the sub-advisers. Commissions paid on those trades from the Funds for the year ended December 31, 2011 were as follows:

Large Growth Stock Fund	$112
Mid Core Value Fund	40
Small Cap Value Fund	5,036
Emerging Markets Equity Fund	2,499

5 — PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2011, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$60,486,711	$34,093,853	$19,126,770	$37,819,490
Quality Bond Fund	111,508,990	110,651,439	66,232,253	81,657,879
High Yield Bond Fund	—	—	88,947,840	76,276,239
Flexibly Managed Fund	—	—	1,251,248,495	1,215,819,477
Balanced Fund	—	—	10,881,809	13,163,265
Large Growth Stock Fund	—	—	60,889,457	59,337,204
Large Cap Growth Fund	—	—	58,659,593	53,314,400
Large Core Growth Fund	—	—	133,869,305	152,041,258
Large Cap Value Fund	—	—	147,743,422	144,144,246
Large Core Value Fund	—	—	74,290,388	81,766,446
Index 500 Fund	—	—	11,873,078	11,804,869

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Mid Cap Growth Fund	$—	$—	$120,452,920	$122,944,682
Mid Cap Value Fund	—	—	114,104,183	128,315,189
Mid Core Value Fund	—	—	34,458,984	27,620,670
SMID Cap Growth Fund	—	—	42,015,965	40,462,427
SMID Cap Value Fund	—	—	26,345,065	20,084,984
Small Cap Growth Fund	—	—	108,895,643	109,625,081
Small Cap Value Fund	—	—	74,136,249	78,640,344
Small Cap Index Fund	—	—	10,751,587	4,891,602
Developed International Index Fund	—	—	17,594,134	796,005
International Equity Fund	—	—	96,727,112	102,763,024
Emerging Markets Equity Fund	—	—	86,284,741	77,747,975
Real Estate Securities Fund	—	—	107,270,905	105,353,026
Aggressive Allocation Fund	—	—	12,494,895	7,968,292
Moderately Aggressive Allocation Fund	—	—	57,698,620	39,441,620
Moderate Allocation Fund	—	—	77,756,801	55,316,809
Moderately Conservative Allocation Fund	—	—	37,779,365	23,885,474
Conservative Allocation Fund	—	—	35,830,626	20,649,734

6 — FEES PAID INDIRECTLY

Certain sub-advisers have directed portfolio trades to a broker designated by Penn Series, consistent with their obligation to seek best execution. A portion of the commissions directed to that broker are refunded to Penn Series to pay certain expenses of the Funds. The commissions used to pay expenses of the Funds for the year ended December 31, 2011 were as follows:

Flexibly Managed Fund	$7,341
Large Growth Stock Fund	106
Large Cap Growth Fund	13,254
Large Core Growth Fund	16,580
Mid Cap Growth Fund	962
Mid Cap Value Fund	4,131
Mid Core Value Fund	707
SMID Cap Growth Fund	1,312
SMID Cap Value Fund	1,427
Small Cap Growth Fund	14,248
Real Estate Securities Fund	809

The commission recapture agreement was terminated effective July 31, 2011.

7 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2011, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:

The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (‘pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.

The Act provides that a Regulated Investment Company (“RIC”) may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.

The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2011, primarily attributable to consent dividends, interest accruals on the disposition of securities in default, income recognized from pass-through entities, the disallowance of net operating losses, the expiration of capital loss carryforwards, the tax treatment of Passive Foreign Investment Companies, the redesignation of dividend distributions, the reclassification of net foreign currency exchange gains or losses, reclassification of dividends received to return of capital, and the reclassification of paydown losses were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Money Market Fund	—	$(998)	$998
Limited Maturity Bond Fund	$(1,826,135)	(332,969)	2,159,104
Quality Bond Fund	(11,495,631)	(4,798,239)	16,293,870
High Yield Bond Fund	(10,344,952)	(176,492)	10,521,444
Flexibly Managed Fund	(26,042,063)	(22,866,810)	48,908,873
Balanced Fund	118,179	174,227	(292,406)
Large Growth Stock Fund	339,329	2,806,333	(3,145,662)
Large Cap Growth Fund	89,617	—	(89,617)
Large Core Growth	123,224	—	(123,224)
Large Cap Value Fund	(2,125,137)	26,838	2,098,299
Large Core Value Fund	(2,256,740)	—	2,256,740
Index 500 Fund	(4,531,215)	—	4,531,215
Mid Cap Growth Fund	470,247	(2,932,829)	2,462,582
Mid Cap Value Fund	(772,569)	(2,729,015)	3,501,584
Mid Core Value Fund	(152,960)	—	152,960
SMID Cap Growth Fund	200,540	(4,704,270)	4,503,730
SMID Cap Value Fund	(78,242)	(3,042,941)	3,121,183
Small Cap Growth Fund	620,333	(2,064,310)	1,443,977
Small Cap Value Fund	(815,724)	—	815,724

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Small Cap Index Fund	$(190,837)	$(1,532,607)	$1,723,444
Developed International Index Fund	(1,659,741)	(936)	1,660,677
International Equity Fund	(5,896,426)	4,651,308	1,245,118
Emerging Markets Equity Fund	(744,555)	557,713	186,842
Real Estate Securities Fund	(801,373)	—	801,373
Aggressive Allocation Fund	89,262	(87,023)	(2,239)
Moderately Aggressive Allocation Fund	428,830	(289,359)	(139,471)
Moderate Allocation Fund	686,767	(2,217,556)	1,530,789
Moderately Conservative Allocation Fund	265,534	(857,824)	592,290
Conservative Allocation Fund	173,485	(380,428)	206,943

These reclassifications had no effect on net assets or net asset value per share.

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2011 and 2010 were as follows:

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Money Market Fund
2011	$14,798	—	—	$14,798
2010	16,846	—	—	16,846
Limited Maturity Bond Fund
2011	2,024,945	$134,159	—	2,159,104
2010	2,042,945	183,340	—	2,226,285
Quality Bond Fund
2011	13,101,804	3,192,066	—	16,293,870
2010	11,975,898	1,547,373	—	13,523,271
High Yield Bond Fund
2011	10,521,444	—	—	10,521,444
2010	9,212,561	—	—	9,212,561
Flexibly Managed Fund
2011	$26,051,118	$22,857,755	—	$48,908,873
2010	21,592,077	—	—	21,592,077
Balanced Fund
2011	1,260,675	—	—	1,260,675
2010	1,227,500	—	—	1,227,500
Large Growth Stock Fund
2011	—	—	—	—
2010	—	—	—	—
Large Cap Growth Fund
2011	—	—	—	—
2010	—	—	—	—
Large Core Growth Fund
2011	—	—	—	—
2010	—	—	—	—

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Large Cap Value Fund
2011	$2,098,299	—	—	$2,098,299
2010	1,372,517	—	—	1,372,517
Large Core Value Fund
2011	2,256,740	—	—	2,256,740
2010	2,243,608	—	—	2,243,608
Index 500 Fund
2011	4,531,215	—	—	4,531,215
2010	4,175,516	—	—	4,175,516
Mid Cap Growth Fund
2011	—	$2,928,178	—	2,928,178
2010	—	—	—	—
Mid Cap Value Fund
2011	772,569	2,729,015	—	3,501,584
2010	729,336	—	—	729,336
Mid Core Value Fund
2011	152,960	—	—	152,960
2010	205,289	—	—	205,289
SMID Cap Growth Fund
2011	397,132	4,106,598	—	4,503,730
2010	1,694,840	700,229	—	2,395,069
SMID Cap Value Fund
2011	500,512	2,620,671	—	3,121,183
2010	1,215,070	1,134,943	—	2,350,013
Small Cap Growth Fund
2011	—	2,064,310	—	2,064,310
2010	—	—	—	—
Small Cap Value Fund
2011	815,724	—	—	815,724
2010	1,133,601	—	—	1,133,601
Small Cap Index Fund
2011	482,738	1,240,706	—	1,723,444
2010	591,226	—	—	591,226
Developed International Index Fund
2011	1,660,677	—	—	1,660,677
2010	1,252,982	8,355	—	1,261,337
International Equity Fund
2011	1,245,118	—	—	1,245,118
2010	9,361,023	—	—	9,361,023
Emerging Markets Equity Fund
2011	186,842	—	—	186,842
2010	56,851	—	—	56,851
Real Estate Securities Fund
2011	801,373	—	—	801,373
2010	759,192	—	—	759,192
Aggressive Allocation Fund
2011	198,066	476,564	—	674,630
2010	352,907	82,205	—	435,112

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Moderately Aggressive Allocation Fund
2011	$1,471,131	$1,651,478	$—	$3,122,609
2010	2,158,865	351,182	—	2,510,047
Moderate Allocation Fund
2011	3,373,611	3,649,676	—	7,023,287
2010	4,029,335	510,686	—	4,540,021
Moderately Conservative Allocation Fund
2011	1,697,592	1,157,199	—	2,854,791
2010	1,742,540	269,099	—	2,011,639
Conservative Allocation Fund
2011	1,245,830	438,176	—	1,684,006
2010	1,086,356	102,472	—	1,188,828

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Components of distributable earnings:

As of December 31, 2011, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
High Yield Bond Fund	$(7,893,376)	$(7,893,376)
Balanced Fund	(1,032,695)	(1,032,695)
Large Growth Stock Fund	(21,426,799)	(21,426,799)
Large Cap Growth Fund	(3,156,229)	(3,156,229)
Large Core Growth Fund	(31,145,313)	(31,145,313)
Large Cap Value Fund	(25,469,839)	(25,469,839)
Large Core Value Fund	(36,698,562)	(36,698,562)
Index 500 Fund	(17,324,181)	(17,324,181)
Mid Core Value Fund	(6,542,618)	(6,542,618)
Small Cap Value Fund	(6,892,903)	(6,892,903)
Developed International Index Fund	(37,797)	(37,797)
International Equity Fund	(73,685,510)	(73,685,510)
Emerging Markets Equity Fund	(8,458,457)	(8,458,457)
Real Estate Securities Fund	(372,165)	(372,165)

Capital loss carryforwards:

At December 31, 2011, the following Funds had capital loss carryforwards (pre-enactment losses) available to offset future realized capital gains through the indicated expiration dates:

	Expires on December 31,
	2013	2014	2015	2016	2017	2018	Total
High Yield Bond Fund	—	—	—	$2,802,248	$5,091,128	—	$7,893,376
Balanced Fund	—	—	—	—	1,030,476	$2,219	1,032,695
Large Growth Stock Fund	—	—	—	3,795,667	17,631,132	—	21,426,799
Large Cap Growth Fund	—	—	—	—	3,156,229	—	3,156,229
Large Core Growth Fund	—	—	—	—	31,145,313	—	31,145,313
Large Cap Value Fund	—	—	—	—	25,469,839	—	25,469,839

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

	Expires on December 31,
	2013	2014	2015	2016	2017	2018	Total
Large Core Value Fund	—	—	—	$8,134,825	$28,563,737	—	$36,698,562
Index 500 Fund	$5,029,803	$1,916,180	$187,860	4,110,871	2,801,580	$2,767,741	16,814,035
Mid Core Value Fund	—	—	—	—	6,542,618	—	6,542,618
Small Cap Value Fund	—	—	—	—	6,892,903	—	6,892,903
International Equity Fund	—	—	—	13,376,807	53,636,686	6,672,017	73,685,510
Emerging Markets Equity Fund	—	—	—	—	8,458,457	—	8,458,457
Real Estate Securities Fund	—	—	—	—	372,165	—	372,165

At December 31, 2011, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:

	Short-Term Capital Loss	Long-Term Capital Loss
Index 500 Fund	—	$510,146
Developed International Index Fund	$23,414	14,383

During the year ended December 31, 2011, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

High Yield Bond Fund	$2,703,158
Flexibly Managed Fund	55,332,662
Balanced Fund	721,927
Large Growth Stock Fund	8,139,829
Large Cap Growth Fund	1,654,754
Large Core Growth Fund	8,438,490
Large Cap Value Fund	15,016,348
Large Core Value Fund	1,823,716
Mid Cap Growth Fund	14,366,860
Mid Cap Value Fund	13,388,384
Mid Core Value Fund	4,718,110
Small Cap Growth Fund	7,836,864
Small Cap Value Fund	10,498,926
International Equity Fund	5,778,339
Emerging Markets Equity Fund	2,119,788
Real Estate Securities Fund	7,439,836

Qualified Late-Year Losses:

The following Funds elected to treat the qualified late-year losses as having occurred on January 1, 2012:

	Late-Year Ordinary Losses	Post-October Capital Losses
Limited Maturity Bond Fund	—	$249,530
Quality Bond Fund	—	498,354
High Yield Bond Fund	—	479,715
Flexibly Managed Fund	$18,533	1,492,542
Balanced Fund	—	6,149
Large Growth Stock Fund	—	1,231,773
Large Cap Growth Fund	—	20,388
Large Core Growth Fund	—	1,013,457
Large Cap Value Fund	—	2,190,563

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

	Late-Year Ordinary Losses	Post-October Capital Losses
Large Core Value Fund	—	$437,553
Index 500 Fund	—	684,886
Mid Cap Growth Fund	—	1,468,746
Mid Cap Value Fund	—	889,653
Mid Core Value Fund	—	190,733
SMID Cap Value Fund	—	325,283
Small Cap Growth Fund	—	1,039,131
Small Cap Value Fund	—	370,207
Developed International Index Fund	$21,161	406,978
International Equity Fund	1,232,157	699,706
Emerging Markets Equity Fund	22,201	934,661
Real Estate Securities Fund	—	139,367
Aggressive Allocation Fund	—	13,860
Moderate Allocation Fund	—	13,204

Tax cost of securities:

At December 31, 2011, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2011 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$152,964,179	—	—	—
Limited Maturity Bond	172,250,075	$3,461,601	$(309,216)	$3,152,385
Quality Bond Fund	434,430,684	35,016,376	(1,240,849)	33,775,527
High Yield Bond Fund	139,457,215	4,105,359	(4,869,337)	(763,978)
Flexibly Managed Fund	1,531,426,334	181,863,403	(42,073,173)	139,790,230
Balanced Fund	58,015,599	11,162,452	(3,834,439)	7,328,013
Large Growth Stock Fund	141,328,659	42,166,507	(6,253,883)	35,912,624
Large Cap Growth Fund	35,246,987	3,607,420	(1,318,716)	2,288,704
Large Core Growth Fund	84,873,287	19,137,832	(1,982,870)	17,154,962
Large Cap Value Fund	168,517,518	13,938,417	(15,197,187)	(1,258,770)
Large Core Value Fund	124,548,578	21,996,257	(2,830,940)	19,165,317
Index 500 Fund	255,708,161	64,960,860	(50,896,815)	14,064,045
Mid Cap Growth Fund	89,364,656	12,536,991	(3,863,491)	8,673,500
Mid Cap Value Fund	95,830,575	3,090,540	(1,758,393)	1,332,147
Mid Core Value Fund	56,188,890	7,765,695	(2,030,211)	5,735,484
SMID Cap Growth Fund	27,613,759	1,682,459	(1,716,226)	(33,767)
SMID Cap Value Fund	29,446,521	3,600,732	(1,908,833)	1,691,899
Small Cap Growth Fund	82,432,779	8,392,930	(12,063,985)	(3,671,055)
Small Cap Value Fund	141,915,250	25,958,298	(7,809,882)	18,148,416
Small Cap Index Fund	26,671,525	5,932,172	(2,774,119)	3,158,053
Developed International Index Fund	64,036,913	5,244,162	(8,636,853)	(3,392,691)
International Equity Fund	253,728,865	68,402,051	(12,641,595)	55,760,456
Emerging Markets Equity Fund	116,085,693	17,733,673	(13,329,289)	4,404,384
Real Estate Securities Fund	73,059,590	6,149,712	(3,116,119)	3,033,593
Aggressive Allocation Fund	23,738,921	4,830,429	(369,445)	4,460,984
Moderately Aggressive Fund	114,926,799	22,308,318	(2,237,810)	20,070,508

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Moderate Allocation Fund	$195,102,588	$31,585,028	$(1,716,553)	$29,868,475
Moderately Conservative Allocation Fund	78,843,847	11,378,064	(921,927)	10,456,137
Conservative Allocation Fund	57,148,464	6,566,297	(531,036)	6,035,261

The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

8 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Fund’s investment objectives.

Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.

The Index 500, Developed International Index and Small Cap Index Funds have entered into futures contracts during the year ended December 31, 2011. Open futures contracts held by the Index 500, Developed International Index and Small Cap Index Funds at December 31, 2011 were as follows:

Fund	Type	Futures Contract	Expiration Date	Number of Contracts	Units per Contract	Closing Price	Unrealized Appreciation (Depreciation)
Index 500	Buy/Long	E-Mini S&P 500 Index	3/16/2012	66	50	$1,253	$(1,339)
Small Cap Index	Buy/Long	Russell 2000 Mini Index	3/16/2012	8	100	$739	14,264
Developed International Index	Buy/Long	E-Mini MSCI Eafe Index	3/16/2012	28	50	$1,409	28,475

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

The total market value of futures contracts held in the Index 500, Developed International Index and Small Cap Index Funds as of December 31, 2011 are classified as Level 1.

The open futures contracts held by the Index 500, Developed International Index and Small Cap Index Funds at December 31, 2011 are indicative of the volume of activity during the period.

Options — An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change is unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operation.

The Flexibly Managed and Large Cap Value Funds have purchased options to decrease exposure to equity risk. The risk associated with purchased options is limited to premium paid. The Funds also received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.

Transactions in options written during the year ended December 31, 2011 for the Flexibly Managed and Large Cap Value Funds were as follows:

Flexibly Managed Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2010	39,474	$7,528,779
Options written	105,489	19,496,030
Options repurchased	(68,548)	(14,302,315)
Options expired	(2,317)	(204,465)
Options exercised	(5,497)	(1,018,874)

Options outstanding at December 31, 2011	68,601	$11,499,155

Large Cap Value Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2010	—	—
Options written	554	$21,782
Options repurchased	(554)	(21,782)
Options expired	—	—
Options exercised	—	—

Options outstanding at December 31, 2011	—	—

The total market value of written options held in the Flexibly Managed Fund as of December 31, 2011 can be found in the Summary of inputs on the Schedule of Investments.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

The options written during the year ended December 31, 2011 for the Flexibly Managed and Large Cap Value Funds are indicative of the volume of activity during the period.

Forward Foreign Currency Contracts — A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

The High Yield Bond Fund entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Funds hedge currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the fund owns.

Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs.

Open forward foreign currency contracts held by the High Yield Bond Fund at December 31, 2011 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Euro	Merrill Lynch	03/09/2012	(118,852)	0.77218	$(158,412)	$(153,918)	$4,494
Sell	Euro	Royal Bank of Scotland	03/09/2012	(3,643,000)	0.77218	(4,884,389)	(4,717,843)	166,546
Buy	Pounds Sterling	Pershing	01/09/2012	5,000	0.64398	7,750	7,764	14
Buy	Pounds Sterling	Pershing	01/09/2012	7,000	0.64398	10,875	10,870	(5)
Buy	Pounds Sterling	Pershing	01/09/2012	3,000	0.64398	4,783	4,658	(125)
Buy	Pounds Sterling	Pershing	01/09/2012	5,000	0.64398	7,877	7,764	(113)
Buy	Pounds Sterling	Pershing	01/09/2012	2,000	0.64398	3,130	3,106	(24)
Buy	Pounds Sterling	Pershing	01/09/2012	2,000	0.64398	3,106	3,106	0
Sell	Pounds Sterling	Pershing	01/09/2012	(3,000)	0.64398	(4,672)	(4,658)	14
Sell	Pounds Sterling	Pershing	01/09/2012	(4,000)	0.64398	(6,234)	(6,211)	23
Sell	Pounds Sterling	Pershing	01/09/2012	(5,000)	0.64398	(7,950)	(7,764)	186
Sell	Pounds Sterling	Barclays Capital	01/09/2012	(181,000)	0.64398	(278,959)	(281,066)	(2,107)
Sell	Pounds Sterling	Pershing	01/09/2012	(5,000)	0.64398	(7,858)	(7,764)	94
Sell	Pounds Sterling	Pershing	01/09/2012	(3,000)	0.64398	(4,694)	(4,659)	35
Sell	Pounds Sterling	Pershing	01/09/2012	(5,000)	0.64398	(7,973)	(7,764)	209
Sell	Pounds Sterling	Pershing	01/09/2012	(7,000)	0.64398	(11,281)	(10,870)	411

	Total							$169,652

The total market value of forward foreign currency contracts held in the High Yield Bond Fund as of December 31, 2011 are classified as Level 2.

The open forward currency contracts held by the High Yield Bond Fund at December 31, 2011 are indicative of the volume of activity during the period.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

The following is a summary of the location of derivatives on the Fund’s Statements of Assets and Liabilities as of December 31, 2011:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value* Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**	Call options written, at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**

Foreign exchange contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts

The following is a summary of the Fund’s derivative instrument holdings categorized by primary risk exposure as of December 31, 2011:

	Asset Derivative Value		Liability Derivative Value
Portfolio	Equity contracts	Foreign exchange contracts	Equity contracts	Foreign exchange contracts
High Yield Bond Fund	—	$172,026	—	$2,374
Flexibly Managed Fund	—	—	$8,872,791	—
Large Cap Value Fund	$118,400	—	—	—
Index 500 Fund	—	—	1,339	—
Small Cap Index Fund	14,264	—	—	—
Developed International Index Fund	28,475	—	—	—

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options
Change in net unrealized appreciation (depreciation) of investments and foreign currency*
Change in net unrealized appreciation (depreciation) of futures contracts
Change in net unrealized appreciation (depreciation) of written options

Foreign exchange contracts	Net realized foreign currency exchange gain (loss)
Change in net unrealized appreciation (depreciation) of investments and foreign currency

	Realized Gain (Loss) on Derivatives Recognized in Income
Portfolio	Equity contracts	Foreign exchange contracts
High Yield Bond Fund	—	$(35,570)
Flexibly Managed Fund	$(2,956,300)	—
Large Cap Value Fund	355,149	—
Index 500 Fund	(166,915)	—
Small Cap Index Fund	80,549	—
Developed International Index Fund	(165,972)	—
International Equity Fund	—	(4,653,819)

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Portfolio	Equity contracts	Foreign exchange contracts
High Yield Bond Fund	—	$168,886
Flexibly Managed Fund	$5,962,832	—
Index 500 Fund	4,903	—
Small Cap Index Fund	16,310	—
Developed International Index Fund	(38,359)	—
International Equity Fund	—	(2,616,714)

* includes purchased options

** includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported with the Statements of Assets and Liabilities.

The table below summarizes the average balance of derivative holdings by fund during the year ended December 31, 2011. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Average Derivative Volume
Portfolio	Forward foreign currency contracts (Average Cost)	Futures contracts (Average Notional Value)	Purchased Options (Average Notional Cost)	Written Options (Premiums Received)
High Yield Bond Fund	$(5,072,587)	—	—	—
Flexibly Managed Fund	—	—	—	$(11,141,025)
Index 500 Fund	—	$3,630,107	—	—
Large Cap Value Fund	—	—	$103,970	(1,108)
Small Cap Index Fund	—	833,168	—	—
Developed International Index Fund	—	2,334,301	—	—
International Equity Fund	(9,463,426)	—	—	—

9 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

10 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

11 — SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Penn Series Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of Penn Series Funds, Inc. comprising the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund (formerly, the “REIT Fund”), Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, the transfer agent, and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the Penn Series Funds, Inc. as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 29, 2012

Penn Series Funds, Inc.

December 31, 2011

Tax Information (unaudited)

Each Fund reports the following amounts distributed during the year ended December 31, 2011 as capital gain dividends:

Fund	Long-Term Capital Gain
Limited Maturity Bond Fund	$134,159
Quality Bond Fund	3,192,066
Flexibly Managed Fund	22,857,755
Mid Cap Growth Fund	2,928,178
Mid Cap Value Fund	2,729,015
SMID Cap Growth Fund	4,106,598
SMID Cap Value Fund	2,620,671
Small Cap Growth Fund	2,064,310
Small Cap Index Fund	1,240,706
Aggressive Allocation Fund	476,564
Moderately Aggressive Allocation Fund	1,651,478
Moderate Allocation Fund	3,649,676
Moderately Conservative Allocation Fund	1,157,199
Conservative Allocation Fund	438,176

Each Fund reports the following percentages of ordinary income dividends paid during the year ended December 31, 2011 as being eligible for the dividends received deduction available to corporate shareholders:

Fund
High Yield Bond Fund	0.65%
Flexibly Managed Fund	56.30%
Balanced Fund	52.65%
Large Cap Value Fund	100.00%
Large Core Value Fund	100.00%
Index 500 Fund	100.00%
Mid Cap Value Fund	100.00%
Mid Core Value Fund	100.00%
SMID Cap Growth Fund	15.29%
SMID Cap Value Fund	56.76%
Small Cap Value Fund	100.00%
Small Cap Index Fund	37.23%
Developed International Index Fund	0.03%
International Equity Fund	34.69%
Emerging Markets Equity Fund	23.75%
Aggressive Allocation Fund	68.53%
Moderately Aggressive Allocation Fund	38.95%
Moderate Allocation Fund	22.79%
Moderately Conservative Allocation Fund	14.55%
Conservative Allocation Fund	8.33%

Penn Series Funds, Inc.

December 31, 2011

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on November 22, 2011. It is available on the SEC’s website at http://www.sec.gov. or it may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2011 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

Penn Series Fund Management (Unaudited)

As of 12/31/11

Name, Year of Birth, Address and Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Trusteeships/ Directorships Held by Director
INDEPENDENT DIRECTORS
Eugene Bay (born 1937)* Director	Indefinite; 19 years served	Retired, (2010 to Present); President, Colgate Rochester Crozer Divinity School (January 2006 – 2010).	29	Director, The Presbyterian Historical Society; Director, Partners for Sacred Places; Trustee Emeritus, The College of Wooster.

David B. Pudlin (born 1949)* Director	Indefinite; 3 years served.	President & CEO of Hangley Aronchick Segal, Pudlin & Schiller, (law firm) Philadelphia PA. (1994 – Present)	29	Director, Hangley, Aronchick, Segal, Pudlin & Schiller; Director, Anti-Defamation League; Director, Mural Arts Advocates; Director, Maccabi USA/Sports for Israel

Charles E. Mather III (born 1934)*+ Director	Indefinite; 10 years served	Insurance Broker/Consultant, Mather & Co., a division of Bollinger Inc. (November 2006- Present). Insurance Broker, Mather & Co. (1960 – November 2006).	29	Director, The Finance Company of Pennsylvania (investment company.)

M. Donald Wright (born 1935)* Director	Indefinite; 23 years served	Accountant, Wright Consultants, Bryn Mawr, PA (financial planning and consulting) (1986 – Present)	29	None

Rebecca C. Matthias (born 1953)* Director	Indefinite; 1 year served	Retired. President, Destination Maternity Corporation (clothing) (1982- September 2010).	29	Director, CSS Industries.

Archie C. MacKinlay (born 1955)* Director	Indefinite 1 year.	Professor of Finance, Wharton School, University of Pennsylvania (July 1984 – Present)	29	None.

INTERESTED DIRECTORS
Eileen C. McDonnell (born 1962) 600 Dresher Rd Horsham, PA 19044 Chairman of the Board	Indefinite; 1 Year.	CEO (2011), President (2010 – Present), Executive Vice President and Chief Marketing Officer (2008 - 2010), The Penn Mutual Life Insurance Company; Professor, The American College (2007 – 2008); President (2003 – 2006), New England Financial (2003 - 2006) (insurance).	29	Director, LL Global, Inc.; Director, National Advisory Board of Vision 2020

OFFICERS
Peter M. Sherman (born 1952) 600 Dresher Road Horsham, PA 19044 President	One year; 10 years served	Executive Vice President and Chief Investment Officer (1996 – Present), The Penn Mutual Life Insurance Company.	N/A	N/A

Robert DellaCroce (born 1963) 600 Dresher RD Horsham PA 19044 Treasurer	One year; 3 years served	Treasurer, The Penn Mutual Life Insurance Company (2009 - Present); Unit Leader, SEI Investments Operations (15 years).	N/A	N/A

Salvatore Faia (born 1962)++ Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 Chief Compliance Officer	One year; 2 years served	President, Vigilant Compliance Services (6 years)	N/A	N/A

John Heiple (born 1973) 600 Dresher Road Horsham, PA 19044 Assistant Treasurer	One year, 8 years served	Supervisor, Variable Products Financial Reporting (2003 - Present), The Penn Mutual Life Insurance Company.	N/A	N/A

Name, Year of Birth, Address and Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Trusteeships/ Directorships Held by Director

Patricia M. Chiarlanza (born 1965) 600 Dresher Road Horsham, PA 19044 Assistant Treasurer	One year, 10 years served	Assistant Treasurer (2001 - Present), The Penn Mutual Life Insurance Company.	N/A	N/A

Kathleen P. Vandy (born 1960) 600 Dresher Road Horsham, PA 19044 Secretary	One year; 3 years served.	Corporate Counsel (1999 – Present), Assistant Vice President (2009 – Present), The Penn Mutual Life Insurance Company.	N/A	N/A

+	Effective January 1, 2012, Mr. Charles E. Mather IV retired from the Penn Series Board of Directors.

++	Effective February 24, 2012, Rodney L. Ruehle of Beacon Hill Fund Services, Inc. serves as the Chief Compliance Officer for the Penn Series Funds, Inc.

*	The address of each Director is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.

Additional information about the Fund’s Directors is available in the Fund’s Statement of Additional Information, which is available upon request, without charge, by calling 1-800-523-0650.

The Penn Mutual Life Insurance Company

The Penn Insurance and Annuity Company

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose – to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

© 2011 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual. com

PM5621	12/11

Item 2. Code of Ethics

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments to this code of ethics were approved during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Mr. Donald Wright qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Wright is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2011	2010
Audit Fees	$415,000	$390,000
Audit-Related Fees	$0	$8,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts for assurance and related services performed by the principal account reasonably related to the performance of the audit of the registrant’s financial statements and not reported under the caption “Audit Fees.” Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e)

(1) The registrant’s audit committee has developed an Audit and Non-Audit Services Pre-Approval Policy. A copy of this policy is filed as an exhibit to this Form N-CSR.

(2) There were no services approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The registrant had no aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

The shareholder meeting voting results is included as part of the report to shareholders filed under Item 1 of this form.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics

	(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act

(b)		Certifications pursuant to Rule 30a-2(b) under the Investment Company Act

(c)		Audit and Non-Audit Services Pre-Approval Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

/s/ Peter M. Sherman

By:	Peter M. Sherman President
Date:	March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Peter M. Sherman

By:	Peter M. Sherman President
Date:	March 5, 2012

/s/ Robert J. DellaCroce

By:	Robert J. DellaCroce Treasurer
Date:	March 5, 2012